As filed with the Securities and Exchange Commission on January 5, 2007

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-3802

                          NEUBERGER BERMAN INCOME FUNDS
             (Exact Name of the Registrant as Specified in Charter)
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180
               (Address of Principal Executive Offices - Zip Code)

       Registrant's telephone number, including area code: (212) 476-8800

       Peter E. Sundman, Chairman of the Board and Chief Executive Officer
                          Neuberger Berman Income Funds
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180

                              Arthur Delibert, Esq.
                 Kirkpatrick & Lockhart Preston Gates Ellis LLP
                               1601 K Street, N.W.
                           Washington, D.C. 20006-1600
                   (Names and Addresses of agents for service)


Date of fiscal year end: October 31, 2006

Date of reporting period: October 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. {section} 3507.

ITEM 1. REPORTS TO SHAREHOLDERS


ANNUAL REPORT
OCTOBER 31, 2006

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY

NEUBERGER BERMAN
INCOME FUNDS

INVESTOR CLASS SHARES

TRUST CLASS SHARES

CASH RESERVES

GOVERNMENT MONEY FUND

HIGH INCOME BOND FUND

LIMITED MATURITY BOND FUND

MUNICIPAL SECURITIES TRUST

CONTENTS

THE FUNDS

CHAIRMAN'S LETTER                                                              2

PORTFOLIO COMMENTARY
Cash Reserves                                                                  4
Government Money Fund                                                          5
High Income Bond Fund                                                          6
Limited Maturity Bond Fund                                                     8
Municipal Securities Trust                                                    10
Fund Expense Information                                                      14

SCHEDULE OF INVESTMENTS
Cash Reserves                                                                 16
Government Money Fund                                                         19
High Income Bond Fund                                                         21
Limited Maturity Bond Fund                                                    27
Municipal Securities Trust                                                    31

FINANCIAL STATEMENTS                                                          36

FINANCIAL HIGHLIGHTS (ALL CLASSES) PER SHARE DATA
Cash Reserves                                                                 52
Government Money Fund                                                         53
High Income Bond Fund                                                         54
Limited Maturity Bond Fund                                                    55
Municipal Securities Trust                                                    56

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                       59
DIRECTORY                                                                     60
TRUSTEES AND OFFICERS                                                         61
PROXY VOTING POLICIES AND PROCEDURES                                          70
QUARTERLY PORTFOLIO SCHEDULE                                                  70
NOTICE TO SHAREHOLDERS                                                        71
BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS             72

"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund names in this shareholder report are either service marks or registered service marks of Neuberger Berman Management Inc. (C)2006 Neuberger Berman Management Inc. All rights reserved.

CHAIRMAN'S LETTER

[GRAPHIC]

Dear Fellow Shareholder,

The bond market has been nothing if not theatrical over the past 12 months. The pressures of the Federal Reserve's monetary tightening campaign, the mixed messages sent by conflicting economic releases, and the changing of the guard at the Fed all at times roiled the fixed income markets in dramatic fashion. Finally, the Fed's decision to hold rates steady gave investors the denouement--and price gains--they were hoping for.

Starting the fiscal year, the backdrop for bonds seemed less than supportive. After all, bonds had already enjoyed a multi year boom, driven by ample liquidity and the long coattails of loose monetary policy. In the wake of the Fed's efforts to raise interest rates, which began in June 2004, investors in long bonds had at times seemed indifferent to the pressure. However, by last fall, the campaign was having an impact across maturities, and investors wondered how long the Fed would need to keep raising interest rates to curb inflation.

As such, the bond market spent the first half of the 12-month reporting period focusing obsessively on economic data, which by turn seemed to suggest economic softening and easing inflation, on the one hand, and economic rigor and rising prices, on the other. Investors also faced the challenge of interpreting the new Fed chairman, Ben Bernanke, which added to market volatility for a time.

Still, bond investors became relatively confident that the Fed's campaign would have its expected slowing impact--a sentiment that was reflected in the bond yield curve's flat or inverted shape for much of the fiscal year. (An inverted yield curve is often seen as a harbinger of economic weakness.) In June, after the Fed raised the Fed Funds rates for the 17th consecutive time, the bond market anticipated the central banks decision in August to freeze its long tightening campaign, launching an impressive rally that lasted for the balance of the fiscal year.

Of course, now the central question is whether investors have moved too far too fast, since implied in all this excitement is confidence that the Fed will soon begin CUTTING rates to shore up the economy.

As this drama has unfolded, our fixed income managers have taken a more

                                               NEUBERGER BERMAN OCTOBER 31, 2006

level-headed view. Naturally, they are cognizant of the central goals of fixed income investing: to provide stability to diversified portfolios, to preserve capital, and to provide predictable income. For much of the past 12 months, they have focused on protecting portfolios from the effects of interest rate swings through careful management of duration and a focus on credit quality. And although they've taken advantage of the opportunities presented by the rally, they are skeptical about its pace and intensity and are remaining cautious--a sign of thoughtful perspective that should come as no surprise to our long-term investors.

Sincerely,


/s/ PETER SUNDMAN
-----------------------------------
PETER SUNDMAN
CHAIRMAN OF THE BOARD
NEUBERGER BERMAN INCOME FUNDS

CASH RESERVES PORTFOLIO COMMENTARY

We are pleased to report that Neuberger Berman Cash Reserves delivered positive returns and outperformed its benchmark, the iMoneyNet Money Fund Report Taxable First Tier Retail Average, for the 12 months ended October 31, 2006. The Fund closed the period with a seven-day current yield of 4.92% and a seven-day effective yield of 5.04%.*

Short-term interest rates increased for the first few months of the fiscal year, driven by the Federal Reserve's ongoing rate hikes, while long-term rates remained steady. This gave rise to intense speculation that the yield curve would invert (with longer-term investments yielding less than shorter-term investments). Indeed, this happened in late December, marking the first such inversion since 2000. Long-term rates finally began to grind slowly upwards in February, but the yield curve remained flat or inverted throughout the reporting period.

In the statement accompanying its June rate decision, the Fed acknowledged that previous tightening moves had fostered the desired slowdown in economic growth, as evidenced by declining housing statistics, while higher energy costs were beginning to restrain consumer balance sheets. Data releases throughout July reinforced this view, and the Fed paused in its tightening cycle, leaving rates unchanged at its August, September and October meetings.

Over the last three months of the fiscal year, data releases indicated that a housing correction was underway, with housing starts falling to a three-year low and home prices in many areas beginning to decline. Although inflation remains elevated by some measures, prices on balance have been held in check. Core producer prices fell in August, while crude oil prices headed to a six-month low, due to easing tensions in the Middle East and rising U.S. supply.

The combination of slower economic growth and a pause in the Fed's two-year tightening campaign led to a rally in bonds, with average yields declining roughly 50 basis points over the last five months of the fiscal year.

Over the course of the reporting period, as rates moved closer to neutrality, we gradually lengthened the portfolio's weighted average maturity, which rose from 37 to 45 days. The Fund maintained a target overweight allocation to floating rate securities, which tend to adjust quickly to changes in interest rates. In addition, we continued our preference for high-quality commercial paper, which typically provides better relative value than comparable maturity Treasuries and agency securities. At the close of the period, 64.0% of Fund assets were in commercial paper, 1.7% in fixed rate medium term CDs, 1.6% in fixed rate medium term corporate/bank notes, and 31.0% in floating rate CDs and floating rate medium term corporate and bank notes.

Going forward, we expect the Fed to leave rates unchanged as it assesses the impact of a housing-led slowdown on the broader economy. Inflation data will continue to be diligently watched, but given the economic deceleration that is beginning to take shape, we feel that the Fed will be hard-pressed to raise short-term rates. We anticipate that market rates will stay within a trading range as the market and the Fed digest incoming data. We would anticipate selectively adding to duration as opportunities arise.

Sincerely,


/s/ JOHN DONOHUE                        /s/ ERIC HIATT
--------------------------------------------------------------------------------
                           JOHN DONOHUE AND ERIC HIATT
                              PORTFOLIO CO-MANAGERS

MATURITY DIVERSIFICATION
(% BY MATURITY)

1 - 7 Days      18.3%
8 - 30 Days     37.2
31 - 90 Days    32.7
91 - 180 Days    8.3
181+ Days        3.5

* Current yield more closely reflects current earnings than it does total return.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The composition, industries and holdings of the Fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

                                               NEUBERGER BERMAN OCTOBER 31, 2006

GOVERNMENT MONEY FUND PORTFOLIO COMMENTARY

We are pleased to report that the Neuberger Berman Government Money Fund delivered positive returns and outperformed the iMoneyNet Money Fund Report Government and Agencies Retail Average over the 12 months ended October 31, 2006. The Fund closed the period with a seven-day current yield of 4.79% and a seven-day effective yield of 4.90%.*

Short-term interest rates increased for the first few months of the fiscal year, driven by the Federal Reserve's ongoing rate hikes, while long-term rates remained steady. This gave rise to intense speculation that the yield curve would invert (with longer-term investments yielding less than shorter-term investments). Indeed, this happened in late December, marking the first such inversion since 2000. Long-term rates finally began to grind slowly upwards in February, but the yield curve remained flat or inverted throughout the reporting period.

In the statement accompanying its June rate decision, the Fed acknowledged that previous tightening moves had fostered the desired slowdown in economic growth, as evidenced by declining housing statistics, while higher energy costs were beginning to restrain consumer balance sheets. Data releases throughout July reinforced this view, and the Fed paused in its tightening cycle, leaving rates unchanged at both its August, September and October meetings.

Over the last three months of the fiscal year, data releases indicated that a housing correction was underway, with housing starts falling to a three-year low and home prices in many areas beginning to decline. Although inflation remains elevated by some measures, prices on balance have been held in check. Core producer prices fell in August, while crude oil prices headed to a six-month low, due to easing tensions in the Middle East and rising U.S. supply.

The combination of slower economic growth and a pause in the Fed's two-year tightening campaign led to a rally in bonds, with average yields declining roughly 50 basis points over the last five months of the fiscal year.

Over the course of the reporting period, as rates moved closer to neutrality, we gradually lengthened the portfolio's weighted average maturity, which rose from 38 to 58 days. The Fund maintained a target overweight allocation to floating rate securities, which tend to adjust quickly to changes in interest rates. At the end of the period, these issues constituted approximately 35% of the portfolio. All of the Fund's holdings are in U.S. government agency securities, which provide materially higher yields than Treasuries without materially increasing the Fund's risk profile.

Going forward, we expect the Fed to leave rates unchanged as it assesses the impact of a housing-led slowdown on the broader economy. Inflation data will continue to be diligently watched, but given the economic deceleration that is beginning to take shape, we feel that the Fed will be hard-pressed to raise short-term rates. We anticipate that market rates will stay within a trading range as the market and the Fed digest incoming data. We would anticipate selectively adding to duration as opportunities arise.

Sincerely,


/s/ JOHN DONOHUE                        /s/ ERIC HIATT
--------------------------------------------------------------------------------
                          JOHN DONOHUE AND ERIC HIATT
                             PORTFOLIO CO-MANAGERS

MATURITY DIVERSIFICATION
(% BY MATURITY)

1 - 7 Days       4.1%
8 - 30 Days     46.8
31 - 90 Days    28.4
91 - 180 Days   18.7
181+ Days        2.0

* Current yield more closely reflects current earnings than it does total return.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The composition, industries and holdings of the Fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

HIGH INCOME BOND FUND PORTFOLIO COMMENTARY

The high yield bond market provided attractive returns for the 12-month period ended October 31, 2006. Performance of the asset class was driven in part by the favorable level of coupon income available from high yield bonds relative to higher-rated alternatives. Also contributing to returns was capital appreciation, as prices rose in response to the narrowing of credit spreads.

Both economic factors and market fundamentals contributed to this performance. On the economic front, the U.S. and global economies were generally steady performers and corporate earnings were reasonably strong. Meanwhile, U.S. monetary policy normalized, with the Federal Reserve pausing in August 2006 after 17 straight 0.25% rate increases over the previous two years. This helped ease intermediate to long-term interest rates, which dipped below levels seen a year earlier. At the same time, market fundamentals were solid, with an attractive supply/demand balance and low default rates. These factors contributed to steady demand for higher yielding bonds and rising prices.

Among high yield bonds, credit spreads tightened throughout the year and lower quality CCC-rated bonds outperformed higher quality tiers. Across sectors, diversified financial services, capital goods, media/cable and automotive and auto parts were particularly good performers. For investors generally, the most productive portfolio positioning for the year was an aggressive weighting in lower rated credits, as bonds rated below single B significantly outperformed the broader high yield market.

For the fiscal year, the Neuberger Berman High Income Bond Fund generated a favorable return, benefiting from a combination of high coupon bonds that provided attractive income, and rising prices (both in absolute terms and relative to Treasuries'). However, the Fund was not as heavily exposed to the lower quality tiers of the high yield market and hence did not participate as fully when spreads narrowed for riskier issues.

At the beginning of the fiscal year, the portfolio management team began transitioning the portfolio to include a broader range of securities--a process that continued into early calendar 2006. One of our initial steps was to add to the Fund's position in the automotive sector. Previously, the Fund had been less exposed to autos, which provided particularly strong performance over the past year. In July, the Fund's investment guidelines were expanded to provide broader flexibility in investing within the high yield market. These changes increased the portfolio's yield and have improved returns.

The Fund continues to maintain a reduced level of exposure in the lower-rated credit tiers. Given that credit spreads are at historically tight levels and that the economy could begin to show signs of weakening, a slightly more cautious stance is warranted at this stage of the economic cycle.

Toward the end of the year, there were an unusual number of ratings actions, due to a new credit-loss assessment methodology at Moody's which has been applied to all below-investment-grade bonds. The implementation of the new Probability-of-Default (PD) and Loss-Given-Default (LGD) rating methodology has enhanced the rating agency's review of subordination (or the order in which debts are paid to investors) within a company's capital structure. Moody's new approach reflects a growing interest in disaggregating components of credit risk to reflect both the probability and severity of potential losses. The Fund has benefited from these actions, as the upgrades among our holdings have significantly outweighed downgrades.

The Fund is currently positioned in accordance with our outlook across industry exposures and credit quality. To summarize, it is tilted toward industries that exhibit a high level of cash flow stability and away from more cyclical industries. While the Fund is generally neutral versus the market with respect to broad credit quality tiers, it holds a less-than-market weight in the more risky companies with questionable business plans.

Sincerely,


/s/ ANN H. BENJAMIN                     /s/ THOMAS P. O'REILLY
--------------------------------------------------------------------------------
                     ANN H. BENJAMIN AND THOMAS P. O'REILLY
                           SENIOR PORTFOLIO MANAGERS

                                               NEUBERGER BERMAN OCTOBER 31, 2006

AVERAGE ANNUAL TOTAL RETURN(1)(6)
ENDED 10/31/06

                                  LEHMAN INTERMEDIATE BA
                 INVESTOR CLASS    US HIGH YIELD INDEX
1 YEAR                     6.53%                   8.22%
5 YEAR                     7.14%                   7.47%
10 YEAR                    6.87%                   6.99%
LIFE OF FUND               7.84%                   8.11%
INCEPTION DATE       02/01/1992

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE FUND ARE SUBJECT TO CHANGE.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT www.nb.com/performance.

COMPARISON OF A $10,000 INVESTMENT

                              LEHMAN BROTHERS INTERMEDIATE
             INVESTOR CLASS      BA US HIGH YIELD INDEX
10/31/1996       $10,000                 $10,000
10/31/1997       $11,252                 $11,193
10/31/1998       $11,490                 $11,672
10/31/1999       $12,115                 $12,075
10/31/2000       $12,819                 $12,566
10/31/2001       $13,764                 $13,705
10/31/2002       $14,662                 $13,231
10/31/2003       $16,442                 $15,981
10/31/2004       $18,034                 $17,622
10/31/2005       $18,244                 $18,157
10/31/2006       $19,435                 $19,649

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years. The result is compared with one or more benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see Endnotes and Glossary of Indices for additional information.

The composition, industries and holdings of the Fund are subject to change.

For the period ending 10/31/06, the 30-day SEC yield of the Investor Class shares was 7.20%.

RATING SUMMARY

AAA/Government/Government Agency    0.0%
AA                                  0.0
A                                   0.0
BBB                                 1.7
BB                                 32.7
B                                  42.2
CCC                                12.4
CC                                  0.4
C                                   0.0
D                                   0.0
Not Rated                           0.0
Short Term                         10.6

LIMITED MATURITY BOND FUND PORTFOLIO COMMENTARY

For the 12 months ended October 31, 2006, the Neuberger Berman Limited Maturity Bond Fund provided a positive return, slightly outpacing its Merrill Lynch 1-3 Year Treasury Index benchmark.

Beginning in late 2005, bond markets became increasingly preoccupied by the potential for an inversion of the yield curve (in which long-term yields dip below short-term yields), reflecting uncertainty about the economy. Indeed, the yield curve inverted in December 2005 and continued to be inverted or flat throughout the first quarter of calendar 2006, as investors pondered the effect of economic data releases on the Federal Reserve's intentions with respect to monetary policy. Subsequently, the curve remained roughly flat, but in late June, the bond market began a sustained rally. Yields declined roughly 50 basis points over the last five months of the period, driven by the combination of slower economic growth and the realization of the long-anticipated pause in the Federal Reserve's two-year campaign to tighten monetary policy.

We feel that the bond market rally over the last several months has been due to a change in investor sentiment about the economy, and that the market is overly optimistic in assuming aggressive rate cuts by the Fed in the near term. After raising rates 17 times in succession, the Fed has held the Fed Funds rate steady at 5.25% at each of its last three meetings. Fed Chairman Ben Bernanke has repeatedly warned market participants not to make assumptions about the future path of interest rates: the minutes to the last two Fed meetings reveal ongoing concern about the risk of inflation, and there continues to be at least one Federal Reserve governor advocating a rate increase.

We have maintained a defensive posture, albeit less so than in the recent past, with portfolio duration (a standard measure of the sensitivity of a bond's price to interest rate movements) at slightly lower levels than those of our benchmark index. During the fiscal year, our duration posture helped to protect the Fund from the impact of higher interest rates, and we made opportunistic sector allocations in order to enhance yield.

The most significant sector reallocation was toward AAA rated mortgage-backed securities that are primarily backed by shorter-duration, adjustable-rate mortgages. These purchases were funded through the sale of corporate bonds, asset-backed securities, and U. S. government agency notes. These transactions allowed us to increase the yield of the portfolio and also increase credit quality.

Thus far, the economy has remained more resilient than many onlookers would have forecast, but we are still concerned about the effects of a cooling housing market, higher oil prices and the potential for increased inflation. Combined with a tighter monetary policy, this gives us some concern about the heightened potential for "event risk," as all of these factors may put pressure on issuers. To protect principal, we have focused intently on credit quality, and are holding the bulk of the portfolio in AAA, AA and A securities, with only a small allocation (8.3%) to BBB rated securities and a slight exposure (0.6%) to BB rated issues.

We expect to remain defensively positioned with regard to duration, and anticipate returning to a more neutral stance when market pricing is more in tune with Fed policy communications. With corporate spreads still tight and heightened event risk continuing to be an issue, we intend to maintain our high-quality bias and avoid exposing our shareholders to unnecessary credit risk. Instead, we are likely to continue increasing our mortgage allocation and stand ready to take advantage of widening corporate spreads should they occur. We believe that the continued trend of rising interest rates has set the stage for higher future fixed income returns. With higher interest rates and a Fed that appears near the end of its tightening cycle, we believe that the Neuberger Berman Limited Maturity Bond Fund is a very attractive investment.

                                               NEUBERGER BERMAN OCTOBER 31, 2006

In closing, our investment philosophy of research-driven security selection, opportunistic sector allocation and duration management has allowed us to provide our investors with consistent and secure returns, regardless of interest rate and market cycles. We will continue to work hard to achieve this result in the future.

Sincerely,


/s/ JOHN DUGENSKE                       /s/ TOM SONTAG
--------------------------------------------------------------------------------
                          JOHN DUGENSKE AND TOM SONTAG
                              PORTFOLIO CO-MANAGERS

AVERAGE ANNUAL TOTAL RETURN(1)(3)
ENDED 10/31/06

                                             MERRILL LYNCH 1-3 YEAR
              INVESTOR CLASS   TRUST CLASS       TREASURY INDEX
1 YEAR                4.28%          4.16%            4.15%
5 YEAR                2.62%          2.51%            2.68%
10 YEAR               4.27%          4.16%            4.71%
LIFE OF FUND          5.64%          5.58%            6.08%
INCEPTION DATE  06/09/1986     08/30/1993

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE FUND ARE SUBJECT TO CHANGE.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT www.nb.com/performance.

COMPARISON OF A $10,000 INVESTMENT

                                     [CHART]

                              MERRILL LYNCH 1-3 YEAR
             INVESTOR CLASS       TREASURY INDEX
10/31/1996       $10,000              $10,000
10/31/1997       $10,697              $10,649
10/31/1998       $11,222              $11,469
10/31/1999       $11,445              $11,812
10/31/2000       $11,956              $12,529
10/31/2001       $13,345              $13,886
10/31/2002       $13,801              $14,566
10/31/2003       $14,247              $14,859
10/31/2004       $14,450              $15,116
10/31/2005       $14,562              $15,217
10/31/2006       $15,184              $15,848

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Returns chart above). The result is compared with one or more benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see Endnotes and Glossary of Indices for additional information.

The composition, industries and holdings of the Fund are subject to change.

For the period ending 10/31/06, the 30-day SEC yield of the Investor Class Shares was 4.73% and the Trust Class shares was 4.63%.

RATING SUMMARY

AAA/Government/Government Agency   66.9%
AA                                  8.1
A                                  10.8
BBB                                 8.3
BB                                  0.6
B                                   0.0
CCC                                 0.0
CC                                  0.0
C                                   0.0
D                                   0.0
Not Rated                           0.0
Short Term                          5.3

MUNICIPAL SECURITIES TRUST PORTFOLIO COMMENTARY

In the first half of the 12 months ended October 31, 2006, mixed economic data and mixed messages from new Federal Reserve Chairman Ben Bernanke and several of his colleagues restrained fixed income returns. By early summer, with increased evidence that the economy was slowing sufficiently to motivate the Fed to shift into neutral, the fixed income markets firmed. With the Fed's August 8 decision to leave the Fed Funds rate at 5.25%, a pause that has continued through two subsequent meetings, bonds rallied further and finished the fiscal year with respectable returns. The Neuberger Berman Municipal Securities Trust provided a positive return, trailing the Lehman 7-Year GO Index.

Believing that we were nearing the end of an extended Federal Reserve tightening cycle, in late December 2005, we began increasing the Fund's weighted average maturity and duration. They peaked at 7.4 years and 5.6 years, respectively, in July, a few weeks shy of the Fed's early August decision to stop pumping the monetary brakes. This tactic enhanced returns.

Despite the strong relative performance of lower rated bonds in the first half of the fiscal year, the Fund adhered to its high credit quality standards. With today's historically tight credit spreads (with a minimal difference in the yields of higher and lower rated bonds), there is even less incentive to reduce the Fund's AA+ average credit rating. In fact, we think the credit risk of some lower rated bonds has increased substantially. For example, real estate developments financed partially through the issuance of municipal debt (in the lingo of municipal bond investors, "dirt deals") may be especially risky in view of the current housing market slump.

The only significant changes in the Fund's sector allocation were an increase in the percentage of revenue bonds from 46.2% of assets at the beginning of the fiscal year to 55.5% at its conclusion, and a reduction in the allocation to general obligation bonds from 41.9% of assets to 35.6%. This shift was a function of increasingly attractive pricing in the revenue bond sector.

As we enter fiscal 2007, the Fund's weighted average maturity stands at 7.1 years and its duration is 5.5 years. We would very probably lengthen both if we gained conviction that the yield curve would steepen, providing a more meaningful yield advantage for longer maturity issues. Currently, however, we don't anticipate this happening unless and until the Federal Reserve reverses course and begins cutting short-term interest rates.

The Fed is data dependent and economic data have been mixed. Judging from the recent comments from several homebuilding companies, the housing market is far from bottoming. Considering the very favorable impact that the past few years' strong housing market has had on consumer confidence and--through mortgage refinancing--consumer cash flow, this could be the straw that finally breaks the consumers' strong back. On the other hand, over the past several months, gasoline prices have come way down from their peaks, leaving more money in consumer pockets. Also, the economy continues to create jobs, another plus for consumer spending. Third quarter 2006 GDP growth was anemic. However, third quarter corporate revenue and profit growth was robust and the labor market remains quite firm.

It's not just economists and market strategists who are having a difficult time reading the pulse of the economy. There is even some dissension within the Federal Reserve Open Market Committee, with one member voting to increase the Fed Funds rate to 5.5% at recent committee meetings. With so much seemingly contradictory economic data, we are not ready to make any tactical bets based on predicting future Fed policy decisions.

Our outlook for the municipal securities market remains largely constructive. There are some potholes in the market, in the form of municipal entities with under funded pensions and/or which are under financial stress due to rising healthcare costs. That's why our internal credit analysis remains critical. However, in general, we believe that municipal balance sheets are strong enough to accommodate any decrease in revenues resulting from a slower growth economy or even a mild recession. Most importantly, municipal bond yields still provide a meaningful return advantage for investors in high federal income tax brackets.

Sincerely,


/s/ THOMAS J. BROPHY              /s/ LORI CANELL              /s/ KELLY LANDRON
--------------------------------------------------------------------------------
                         THOMAS J. BROPHY, LORI CANELL
                               AND KELLY LANDRON
                             PORTFOLIO CO-MANAGERS

                                               NEUBERGER BERMAN OCTOBER 31, 2006

AVERAGE ANNUAL TOTAL RETURN(1)(3)(5)
ENDED 10/31/06

                                  LEHMAN BROTHERS
                 INVESTOR CLASS   7-YEAR GO INDEX
1 YEAR                   4.38%         5.06%
5 YEAR                   3.50%         4.49%
10 YEAR                  4.64%         5.37%
LIFE OF FUND             5.48%         6.29%
INCEPTION DATE     07/09/1987


PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE FUND ARE SUBJECT TO CHANGE.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT Www.nb.com/performance.

COMPARISON OF A $10,000 INVESTMENT

                                    [CHART]
                              LEHMAN BROTHERS
             INVESTOR CLASS   7-YEAR GO INDEX
10/31/1996       $10,000          $10,000
10/31/1997       $10,671          $10,758
10/31/1998       $11,442          $11,559
10/31/1999       $11,324          $11,568
10/31/2000       $12,056          $12,350
10/31/2001       $13,248          $13,549
10/31/2002       $13,957          $14,378
10/31/2003       $14,585          $15,193
10/31/2004       $15,086          $15,952
10/31/2005       $15,072          $16,065
10/31/2006       $15,732          $16,877

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years. The result is compared with one or more benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see Endnotes and Glossary of Indices for additional information.

The composition, industries and holdings of the Fund are subject to change.

For the period ending 10/31/06, the 30-day SEC yield of the Investor Class Shares was 3.43% and the tax equivalent yield was 5.28% for an investor in the highest federal income tax bracket (35%).

RATING SUMMARY

AAA          72.5%
AA           20.7
A            3.4
BBB          2.5
BB           0.0
B            0.0
CCC          0.0
CC           0.0
C            0.0
D            0.0
Not Rated    0.0
Short Term   0.9

ENDNOTES

    (1) Neuberger Berman Management Inc. ("Management") has contractually undertaken to reimburse the following Funds so that the total annual operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses are limited to 0.65% for Neuberger Berman Cash Reserves, 1.00% for Neuberger Berman High Income Bond Fund, 0.70% for Neuberger Berman Limited Maturity Bond Fund (Investor Class), 0.80% for Neuberger Berman Limited Maturity Bond Fund (Trust Class), and 0.65% for Neuberger Berman Municipal Securities Trust, of average daily net assets. Each undertaking lasts until October 31, 2009. Absent such reimbursements, the performance of each listed class of each Fund would have been less. Each of these Funds has contractually undertaken to reimburse Management for the excess expenses paid by Management, provided the reimbursements do not cause its total annual operating expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) to exceed the above stated expense limitation and the reimbursements are made within three years after the year that Management incurred the expense. For the year ended October 31, 2006, there were no reimbursements of expenses by Management to Neuberger Berman Cash Reserves and Neuberger Berman High Income Bond Fund.

    (2) "Current yield" of a money market fund refers to the income generated by an investment in a Fund over a recent 7-day period. This income is then "annualized." The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. Yields of a money market fund will fluctuate and past performance is not a guarantee of future results.

    (3) Returns would have been lower if Management had not reimbursed certain expenses during the period shown, as applicable.

    (4) Tax-equivalent effective yield is the taxable effective yield that an investor would have had to receive in order to realize the same level of yield after federal income taxes at the highest federal tax rate, currently 35%, assuming that all of a Fund's income is exempt from federal income taxes.

    (5) A portion of the income of Neuberger Berman Municipal Securities Trust may be a tax preference item for purposes of the federal alternative minimum tax for certain investors.

    (6) This Fund is the successor to the Lipper High Income Bond Fund ("Lipper Fund"). The total return data and for the periods prior to September 7, 2002, are those of the Lipper High Income Bond Fund Premier Class. The data reflect performance of the Lipper Fund for the period April 1, 1996, through September 6, 2002, and the performance of Lipper Fund's predecessor partnership for the period February 1, 1992 (date of inception), through March 31, 1996. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of the Lipper Fund which were in all material respects equivalent to those of its predecessor partnership. Had Lipper Fund's predecessor partnership been subject to the provisions of the 1940 Act, its investment performance may have been adversely affected. Returns would have been lower if the manager of the Lipper Fund had not waived certain of its fees during the periods shown.

    (7) Unaudited performance data current to the most recent month-end are available at www.nb.com

                                               NEUBERGER BERMAN OCTOBER 31, 2006

GLOSSARY OF INDICES

THE MERRILL LYNCH 1-3 YEAR TREASURY INDEX:             An unmanaged total return market value index consisting
                                                       of all coupon-bearing U.S. Treasury publicly placed
                                                       debt securities with maturities between 1 and 3 years.

THE LEHMAN BROTHERS 7-YEAR GENERAL OBLIGATION INDEX:   An unmanaged total return performance benchmark for the
                                                       intermediate-term, 7-year, investment grade General
                                                       Obligations (State and Local) tax-exempt bond market.

THE iMoneyNet MONEY FUND REPORT                        Measures the performance of retail money market mutual
TAXABLE FIRST TIER RETAIL AVERAGE:                     funds which hold "First Tier" securities as defined by
                                                       Rule 2a-7 of the Investment Company Act of 1940 (not
                                                       including Second Tier Commercial Paper). First Tier
                                                       securities are those rated in the highest short-term
                                                       rating category by two or more nationally recognized
                                                       statistical ratings organizations or one, if only one
                                                       has rated the security.

THE iMoneyNet MONEY FUND REPORT                        Measures the performance of retail money market mutual
GOVERNMENT AND AGENCIES RETAIL AVERAGE:                funds which invest in obligations of the U.S. Treasury
                                                       (T-Bills), repurchase agreements, or U.S. Government
                                                       Agency securities.

THE LEHMAN BROTHERS INTERMEDIATE BA                    An unmanaged index comprised of BB-rated bonds with
U.S. HIGH YIELD INDEX:                                 maturities of less than 10 years.

Please note that indices do not take into account any fees and expenses or any tax consequences of investing in the individual securities that they track and that investors cannot invest directly in any index or average. Data about the performance of each index or average are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. Each Fund may invest in securities not included in its respective index.

INFORMATION ABOUT YOUR FUND'S EXPENSES

These tables are designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and cost of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended October 31, 2006 and held for the entire period. The table illustrates the fund's costs in two ways:

ACTUAL EXPENSES AND PERFORMANCE:                The first section of the table provides information
                                                about actual account values and actual expenses in
                                                dollars, based on the fund's actual performance
                                                during the period. You may use the information in
                                                this line, together with the amount you invested, to
                                                estimate the expenses you paid over the period.
                                                Simply divide your account value by $1,000 (for
                                                example, an $8,600 account value divided by $1,000 =
                                                8.6), then multiply the result by the number in the
                                                first section of the table under the heading
                                                entitled "Expenses Paid During the Period" to
                                                estimate the expenses you paid over the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:   The second section of the table provides information
                                                about hypothetical account values and hypothetical
                                                expenses based on the fund's actual expense ratio
                                                and an assumed rate of return at 5% per year before
                                                expenses. This return is not the fund's actual
                                                return. The hypothetical account values and expenses
                                                may not be used to estimate the actual ending
                                                account balance or expenses you paid for the period.
                                                You may use this information to compare the ongoing
                                                costs of investing in these funds versus other
                                                funds. To do so, compare the expenses shown in this
                                                5% hypothetical example with the 5% hypothetical
                                                examples that appear in the shareholder reports of
                                                other funds.

                                               NEUBERGER BERMAN OCTOBER 31, 2006

EXPENSE INFORMATION AS OF 10/31/06 (UNAUDITED)

NEUBERGER BERMAN CASH RESERVES

                            BEGINNING     ENDING      EXPENSES
                             ACCOUNT     ACCOUNT    PAID DURING
ACTUAL                        VALUE       VALUE     THE PERIOD*
---------------------------------------------------------------
Investor Class                $1,000    $1,024.50      $2.25

HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)**
---------------------------------------------------------------
Investor Class                $1,000    $1,022.98      $2.25

NEUBERGER BERMAN GOVERNMENT MONEY FUND

                            BEGINNING     ENDING      EXPENSES
                             ACCOUNT     ACCOUNT    PAID DURING
ACTUAL                        VALUE       VALUE     THE PERIOD*
---------------------------------------------------------------
Investor Class                $1,000    $1,023.70      $2.34

HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)**
---------------------------------------------------------------
Investor Class                $1,000    $1,022.89      $2.34

NEUBERGER BERMAN HIGH INCOME BOND FUND

                            BEGINNING     ENDING      EXPENSES
                             ACCOUNT     ACCOUNT    PAID DURING
ACTUAL                        VALUE       VALUE     THE PERIOD*
---------------------------------------------------------------
Investor Class                $1,000    $1,040.70      $4.64

HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)**
---------------------------------------------------------------
Investor Class                $1,000    $1,020.66      $4.59

NEUBERGER BERMAN LIMITED MATURITY BOND FUND

                            BEGINNING     ENDING      EXPENSES
                             ACCOUNT     ACCOUNT    PAID DURING
ACTUAL                        VALUE       VALUE     THE PERIOD*
---------------------------------------------------------------
Investor Class                $1,000    $1,027.90      $3.58
Trust Class                   $1,000    $1,027.60      $4.09

HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)**
---------------------------------------------------------------
Investor Class                $1,000    $1,021.68      $3.57
Trust Class                   $1,000    $1,021.17      $4.08

NEUBERGER BERMAN MUNICIPAL SECURITIES TRUST

                            BEGINNING     ENDING      EXPENSES
                             ACCOUNT     ACCOUNT    PAID DURING
ACTUAL                        VALUE       VALUE     THE PERIOD*
---------------------------------------------------------------
Investor Class                $1,000    $1,037.40      $3.39

HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)**
---------------------------------------------------------------
Investor Class                $1,000    $1,021.87      $3.37

* For each class of the Fund, expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

SCHEDULE OF INVESTMENTS CASH RESERVES

PRINCIPAL AMOUNT                                                                   RATING **         VALUE ++
(000's OMITTED)                                                                 MOODY's    S&P   (000's OMITTED)
U.S. GOVERNMENT AGENCY SECURITIES (2.5%)
$10,000   Federal Home Loan Bank, 5.52%, due 9/18/07                              AGY      AGY       $ 10,000
  5,000   Federal Home Loan Bank, 5.40%, due 10/5/07                              AGY      AGY          5,000
                                                                                                     --------
          TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                                      15,000
                                                                                                     --------
CERTIFICATES OF DEPOSIT (1.7%)
  3,000   Calyon NY, Yankee CD, 5.03%, due 12/6/06                                P-1     A-1+          3,000
    500   Natexis Banque Populaires, NY, Yankee CD, 5.08%, due 12/27/06           P-1     A-1+            500
  7,000   Toronto Dominion Bank, Yankee CD, 5.08% & 5.41%,
          due 2/20/07 & 3/23/07                                                   P-1      A-1          6,997
                                                                                                     --------
          TOTAL CERTIFICATES OF DEPOSIT                                                                10,497
                                                                                                     --------
FLOATING RATE CERTIFICATES OF DEPOSIT (4.8%)[3]
  5,000   Credit Suisse First Boston NY, Floating Rate Yankee CD, 5.38%,
          due 1/24/07                                                             P-1      A-1          5,000
  5,000   Dexia Credit Local, NY, Floating Rate Yankee CD, 5.26%, due 11/6/06     P-1     A-1+          5,000
  4,000   Fortis Bank, NY, Floating Rate Yankee CD, 5.27%, due 11/15/06           P-1     A-1+          3,998
 15,000   Natexis Banques Populaires, Floating Rate Yankee CD, 5.33%,
          due 11/15/06                                                            P-1     A-1+         15,000!
                                                                                                     --------
          TOTAL FLOATING RATE CERTIFICATES OF DEPOSIT                                                  28,998
                                                                                                     --------
COMMERCIAL PAPER (64.0%)
ASSET-BACKED (46.8%)
 19,000   Ajax Bambino Funding, Inc., 5.31% & 5.32%,
          due 11/13/06 & 11/14/06                                                 P-1     A-1+         18,965
  1,000   Amstel Funding Corp., 5.27% & 5.28%, due 11/22/06                       P-1     A-1+            997
 19,000   Amsterdam Funding Corp., 5.26% & 5.29%,
          due 11/3/06 & 12/7/06                                                   P-1      A-1         18,975
 17,000   Atlantic Asset Securitization Corp., 5.28%, due 11/16/06                P-1      A-1         16,963
  2,700   Caisse Nationale d'Epargne, 5.25%, due 11/10/06                         P-1     A-1+          2,696
  5,000   Cancara Asset Securitization Ltd., 5.40%, due 11/17/06                  P-1     A-1+          4,988
 10,000   Charta LLC, 5.26%, due 12/5/06                                          P-1      A-1          9,950!
 19,000   Ciesco LLC, 5.26% & 5.27%, due 11/17/06 & 12/6/06                       P-1     A-1+         18,917
 16,000   CRC Funding LLC, 5.25%, due 12/8/06 & 1/23/07                           P-1     A-1+         15,873
  4,301   Cullinan Finance Ltd., 5.25% & 5.26%, due 1/4/07 & 1/12/07              P-1     A-1+          4,258
 16,000   Depfa Bank PLC, 5.21% - 5.28%, due 12/5/06 - 1/5/07                     P-1     A-1+         15,898
 19,500   DZ Bank AG, 5.25% - 5.27%, due 11/10/06 - 2/12/07                       P-1      A-1         19,378
  1,000   Fairway Finance, 5.25%, due 12/13/06                                    P-1      A-1            994
 20,050   Ivory Funding Corp., 5.27% - 5.30%, due 11/1/06 - 12/15/06              P-1      A-1         19,948
 11,600   K2 (USA) LLC, 5.26%, due 11/27/06                                       P-1     A-1+         11,556
 12,557   Lexington Parker Capital, 5.26% & 5.28%, due 11/2/06 & 1/4/07           P-1      A-1         12,513
  1,000   Mane Funding Corp., 5.27% & 5.28%, due 11/21/06                         P-1     A-1+            997
 10,123   Park Avenue Receivables, 5.26%, due 11/20/06                            P-1      A-1         10,095
  4,170   Picaros Funding, 5.27% - 5.28%, due 11/3/06 - 11/15/06                  P-1      A-1          4,166
    360   Scaldis Capital LLC, 5.29%, due 11/27/06                                P-1     A-1+            359!
 17,837   Scaldis Capital LLC, 5.23%, due 3/1/07                                  P-1     A-1+         17,526
 11,730   Solitaire Funding LLC, 5.13% & 5.26%, due 11/21/06 & 1/18/07            P-1     A-1+         11,682
 19,000   Thames Asset Global Security, 5.25% & 5.26%,
          due 12/6/06 & 1/16/07                                                   P-1      A-1         18,801
  9,000   Whistlejacket Capital LLC, 5.27%, due 11/15/06                          P-1     A-1+          8,982
 18,000   Yorktown Capital LLC, 5.26%, due 11/8/06                                P-1     A-1+         17,982
                                                                                                     --------
                                                                                                      283,459
                                                                                                     --------

                                               NEUBERGER BERMAN OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS CASH RESERVES CONT'D

PRINCIPAL AMOUNT                                                                   RATING **         VALUE ++
(000's omitted)                                                                 Moody's    S&P   (000's omitted)
BANKING/DOMESTIC (2.8%)
$10,000   Bank of America NA, 5.28% due 11/20/06                                  P-1     A-1+       $  9,972
  7,000   Barclays U.S. Funding Corp., 5.27%, due 11/27/06                        P-1     A-1+          6,973
                                                                                                     --------
                                                                                                       16,945
                                                                                                     --------
BANKING/FOREIGN (14.4%)
 14,250   Bank of Ireland, 5.11% - 5.25%, due 11/22/06 - 4/10/07                  P-1      A-1         14,069
  4,100   Danske Corp., 5.25%, due 1/18/07                                        P-1     A-1+          4,053
  7,500   DNB Norway Bank, 5.27%, due 11/8/06                                     P-1      A-1          7,492
 18,300   HBOS Treasury Services PLC, 5.25% - 5.33%, due 11/9/06 - 1/22/07        P-1     A-1+         18,169
  7,000   Nationwide Building, 5.32%, due 11/7/06                                 P-1      A-1          6,994!
  2,000   Nationwide Building, 5.27%, due 1/19/07                                 P-1      A-1          1,977
 13,000   Northern Rock PLC, 5.27%, due 12/12/06                                  P-1      A-1         12,922
  7,825   Spintab, 5.26%, due 12/1/06                                             P-1      A-1          7,791
  1,000   UBS Finance, Inc., 5.24%, due 1/22/07                                   P-1     A-1+            988
 10,950   Unicredito Italiano PLC, 5.25% - 5.26%, due 1/5/07 - 1/19/07            P-1      A-1         10,842
  2,175   Westpac Trust Securities Ltd., 5.28%, due 12/14/06                      P-1     A-1+          2,161
                                                                                                    --------
                                                                                                       87,458
                                                                                                    --------
          TOTAL COMMERCIAL PAPER                                                                      387,862
                                                                                                    --------
CORPORATE DEBT SECURITIES (1.6%)
ASSET-BACKED (1.2%)
  7,000   Sigma Finance, Inc., Medium-Term Notes, 4.83%, due 1/30/07              P-1     A-1+          7,000!
                                                                                                     --------
FINANCIAL SERVICES (0.4%)
  2,720   CIT Group, Inc., Senior Notes, 5.41% & 7.38%, due 4/2/07                P-1      A-1          2,742
                                                                                                     --------
          TOTAL CORPORATE DEBT SECURITIES                                                               9,742
                                                                                                     --------
FLOATING RATE CORPORATE DEBT SECURITIES (25.1%)[3]
ASSET-BACKED (5.1%)
 10,000   Beta Finance, Inc., Guaranteed Floating Rate Medium-Term Notes,
          5.29%, due 11/27/06                                                     P-1     A-1+         10,000!
  1,000   BMW US Capital LLC, Floating Rate Notes, 5.32%, due 11/15/06            P-1      A-1          1,000!
 10,000   Dorada Finance, Inc., Floating Rate Medium-Term Notes, 5.38%,
          due 11/22/06                                                            P-1     A-1+         10,001!
  5,000   Sigma Finance, Inc., Guaranteed Floating Rate Medium-Term
          Notes, 5.35%, due 12/19/06                                              P-1     A-1+          5,000!
  5,000   Whistlejacket Capital LLC, Floating Rate Medium-Term Notes,
          5.32%, due 12/5/06                                                      P-1     A-1+          4,999!
                                                                                                     --------
                                                                                                       31,000
                                                                                                     --------
AUTOMOTIVE (1.2%)
   7,000   America Honda Finance, Floating Rate Medium-Term Notes,
           5.35% & 5.37%, due 12/12/06 & 1/12/07                                   P-1      A-1          7,001!
                                                                                                      --------
BANKING/DOMESTIC (1.8%)
   1,000   JP Morgan Chase & Co., Floating Rate Medium-Term Notes, Ser. C,
           5.52%, due 12/12/06                                                     P-1      A-1          1,000
   5,000   National City Bank of Indiana, Floating Rate Notes, 5.37%,
           due 11/1/06                                                             P-1      A-1          5,000
   5,000   Parkland (USA) LLC, Floating Rate Medium-Term Notes, 5.34%,
           due 1/8/07                                                              P-1     A-1+          5,000!
                                                                                                      --------
                                                                                                        11,000
                                                                                                      --------

SCHEDULE OF INVESTMENTS CASH RESERVES CONT'D

PRINCIPAL AMOUNT                                                                 RATING **        VALUE ++
(000's OMITTED)                                                                MOODY's   S&P  (000's OMITTED)
BANKING/FOREIGN (7.6%)
$14,900  LP Pinewood SPV, Floating Rate Notes, 5.32%, due 11/2/06                P-1              $ 14,900
 10,000  Nationwide Building, Floating Rate Notes, 5.35%, due 11/7/06            P-1     A-1        10,001!
 10,000  Royal Bank of Canada, Floating Rate Medium-Term Notes, 5.29%,
         due 11/1/06                                                             P-1    A-1+        10,000!
  3,000  Schreiber Capital Co., Floating Rate Notes, 5.32%,
         due 11/2/06                                                             P-1                 3,000
  8,000  Unicredito Italiano PLC, Floating Rate Medium-Term Notes,
         5.33%, due 11/9/06                                                      P-1     A-1         8,000!
                                                                                                  --------
                                                                                                    45,901
                                                                                                  --------
CONGLOMERATE (1.4%)
  8,602  General Electric Capital Corp., Floating Rate Medium-Term Notes,
         5.41%, due 11/3/06                                                      P-1    A-1+         8,602
                                                                                                  --------
FINANCIAL SERVICES (8.0%)
  5,000  Bank of Ireland, Floating Rate Medium-Term Notes, 5.30%,
         due 11/20/06                                                            P-1     A-1         5,000!
  5,000  Bear Stearns Co., Inc., Floating Rate Medium-Term Notes, Ser. B,
         5.53%, due 1/16/07                                                      P-1     A-1         5,002
 11,925  CIT Group, Inc., Senior Floating Rate Medium-Term Notes,
         5.61% & 5.64%, due 11/15/06 & 11/24/06                                  P-1     A-1        11,954
  2,000  Links Finance LLC, Floating Rate Medium-Term Notes, 5.34%,
         due 1/16/07                                                             P-1    A-1+         2,000!
    500  Merrill Lynch & Co., Floating Rate Medium-Term Notes, Ser. C,
         5.51%, due 1/26/07                                                      P-1    A-1+           500
 13,825  Morgan Stanley, Floating Rate Notes, 5.50% & 5.55%,
         due 11/9/06 & 11/24/06                                                  P-1     A-1        13,825
  5,000  Northern Rock PLC, Floating Rate Notes, 5.34%, due 1/22/07              P-1     A-1         5,000!
  5,000  Tango Finance Corp., Floating Rate Notes, 5.37%, due 11/20/06           P-1    A-1+         5,001!
                                                                                                  --------
                                                                                                    48,282
                                                                                                  --------
         TOTAL FLOATING RATE CORPORATE DEBT SECURITIES                                             151,786
                                                                                                  --------
ASSET-BACKED SECURITIES (1.1%)
  6,545  Wachovia Auto Owner Trust, Ser. 2006-A, Class A1, 5.31%,
         due 6/20/07                                                             P-1    A-1+         6,545
                                                                                                  --------
         TOTAL INVESTMENTS (100.8%)                                                                610,430
         Liabilities, less cash, receivables and other assets [(0.8%)]                              (4,572)
                                                                                                  --------
         TOTAL NET ASSETS (100.0%)                                                                $605,858
                                                                                                  --------
See Notes to Schedule of Investments

                                               NEUBERGER BERMAN OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS GOVERNMENT MONEY FUND

PRINCIPAL AMOUNT                                                              VALUE ++
(000's OMITTED)                                                            (000's OMITTED)
U.S. GOVERNMENT AGENCY SECURITIES (64.9%)
$ 1,731  Fannie Mae, Disc. Notes, 5.15%, due 11/1/06                           $ 1,731
  1,900  Fannie Mae, Disc. Notes, 5.16%, due 11/2/06                             1,900
    638  Fannie Mae, Disc. Notes, 5.17%, due 11/8/06                               637
  8,288  Fannie Mae, Disc. Notes, 5.15% - 5.19%, due 11/15/06                    8,271
    500  Fannie Mae, Disc. Notes, 5.08%, due 11/17/06                              499
  1,939  Fannie Mae, Disc. Notes, 5.09% & 5.18%, due 11/22/06                    1,933
    650  Fannie Mae, Disc. Notes, 5.28%, due 12/1/06                               647
    860  Fannie Mae, Disc. Notes, 5.16%, due 12/11/06                              855
 13,886  Fannie Mae, Disc. Notes, 5.08% - 5.28%, due 12/13/06                   13,803
  4,132  Fannie Mae, Disc. Notes, 5.11% & 5.15%, due 12/20/06                    4,103
    340  Fannie Mae, Disc. Notes, 5.18%, due 12/29/06                              337
  3,992  Fannie Mae, Disc. Notes, 5.12%, due 1/17/07                             3,948
  5,000  Fannie Mae, Disc. Notes, 5.15%, due 1/31/07                             4,935
  4,810  Fannie Mae, Disc. Notes, 5.15%, due 2/14/07                             4,738
    427  Fannie Mae, Disc. Notes, 5.00%, due 2/16/07                               421
    671  Fannie Mae, Disc. Notes, 5.18%, due 2/23/07                               660
  2,100  Fannie Mae, Disc. Notes, 5.13%, due 2/28/07                             2,065
  5,172  Fannie Mae, Disc. Notes, 5.11%, due 3/30/07                             5,063
  5,000  Fannie Mae, Notes, 5.18%, due 12/1/06                                   4,978
  1,000  Fannie Mae, Notes, 3.07%, due 12/15/06                                    997
  9,438  Fannie Mae, Notes, 5.18%, due 1/2/07                                    9,354
  2,510  Fannie Mae, Notes, 2.63%, due 1/19/07                                   2,496
  5,000  Fannie Mae, Notes, 3.00%, due 1/30/07                                   4,972
  1,100  Federal Home Loan Bank, Bonds, 4.63%, due 1/3/07                        1,098
  1,815  Federal Home Loan Bank, Bonds, 3.38%, due 1/10/07                       1,808
  4,500  Federal Home Loan Bank, Bonds, 4.63%, due 1/17/07                       4,493
  2,000  Federal Home Loan Bank, Bonds, 3.50%, due 1/18/07                       1,995
  3,000  Federal Home Loan Bank, Bonds, 4.63%, due 1/30/07                       2,994
  6,000  Federal Home Loan Bank, Bonds, 5.40%, due 10/5/07                       6,000
  1,000  Federal Home Loan Bank, Disc. Notes, 5.14%, due 11/1/06                 1,000
 20,996  Federal Home Loan Bank, Disc. Notes, 5.12% & 5.15%, due 11/24/06       20,927
    300  Federal Home Loan Bank, Disc. Notes, 5.15%, due 12/6/06                   299
  1,000  Freddie Mac, Bonds, 2.11%, due 12/29/06                                   995
  4,750  Freddie Mac, Disc. Notes, 5.08%, due 11/7/06                            4,746
  7,500  Freddie Mac, Disc. Notes, 5.08%, due 11/22/06                           7,478
  7,000  Freddie Mac, Disc. Notes, 5.11%, due 11/28/06                           6,973
  1,153  Freddie Mac, Disc. Notes, 5.11%, due 12/12/06                           1,146
  5,118  Freddie Mac, Disc. Notes, 5.16%, due 12/26/06                           5,078
  8,312  Freddie Mac, Disc. Notes, 5.11%, due 12/29/06                           8,244
  1,740  Freddie Mac, Disc. Notes, 5.05%, due 1/9/07                             1,723
    641  Freddie Mac, Disc. Notes, 5.16%, due 1/18/07                              634
    384  Freddie Mac, Disc. Notes, 5.15%, due 1/23/07                              379
  1,652  Freddie Mac, Disc. Notes, 5.15%, due 1/31/07                            1,631
  5,465  Freddie Mac, Disc. Notes, 4.95% & 5.14%, due 2/16/07                    5,384
    355  Freddie Mac, Disc. Notes, 5.13%, due 2/27/07                              349
    400  Freddie Mac, Disc. Notes, 5.13%, due 3/13/07                              392
  5,000  Freddie Mac, Notes, 4.70%, due 1/12/07                                  5,000
    993  Freddie Mac, Notes, 4.10%, due 2/9/07                                     990
  6,000  Freddie Mac, Notes, 2.38%, due 2/15/07                                  5,949

SCHEDULE OF INVESTMENTS GOVERNMENT MONEY FUND CONT'D

PRINCIPAL AMOUNT                                                                  VALUE ++
(000's OMITTED)                                                               (000's OMITTED)
$10,000  Freddie Mac, Notes, 4.85%, due 2/27/07                                   $  9,998
  5,000  Freddie Mac, Notes, 5.25%, due 4/27/07                                      5,000
                                                                                  --------
         TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                   192,046
                                                                                  --------
FLOATING RATE U.S. GOVERNMENT AGENCY SECURITIES (35.3%)[3]

  2,700  Fannie Mae, Floating Rate Notes, 5.26%, due 12/22/06                        2,700
  2,750  Federal Farm Credit Bank, Floating Rate Notes, 5.25%, due 11/3/06           2,750
 10,000  Federal Farm Credit Bank, Floating Rate Notes, 5.25%, due 11/12/06         10,000
 25,000  Federal Farm Credit Bank, Floating Rate Notes, 5.26%, due 11/16/06         25,000
 20,000  Federal Farm Credit Bank, Floating Rate Notes, 5.22%, due 11/24/06         20,000
 37,000  Federal Farm Credit Bank, Floating Rate Notes, 5.17%, due 11/27/06         36,993
  7,000  Federal Home Loan Bank, Floating Rate Notes, 5.27%, due 12/15/06            6,999
                                                                                  --------
         TOTAL FLOATING RATE U.S. GOVERNMENT AGENCY SECURITIES                     104,442
                                                                                  --------
         TOTAL INVESTMENTS (100.2%)                                                296,488
         Liabilities, less cash, receivables and other assets [(0.2%)]                (584)
                                                                                  --------
         TOTAL NET ASSETS (100.0%)                                                $295,904
                                                                                  --------
See Notes to Schedule of Investments

                                                                     NEUBERGER BERMAN OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS HIGH INCOME BOND FUND

PRINCIPAL AMOUNT                                                           RATING **        VALUE (+)
(000's OMITTED)                                                           MOODY's S&P   (000's OMITTED)
CORPORATE DEBT SECURITIES (93.9%)
AEROSPACE (1.0%)
$ 5,410  L-3 Communications Corp., Guaranteed Senior Subordinated
         Notes, 7.63%, due 6/15/12                                         Ba3    BB+       $ 5,620[2]
                                                                                            -------
BROADCASTING (2.6%)
  6,350  CMP Susquehanna Corp., Senior Subordinated
         Notes, 9.88%, due 5/15/14                                         B3     CCC         6,136!
  1,725  Entercom Radio/Capital, Guaranteed Senior Notes, 7.63%,
         due 3/1/14                                                        Ba2    B+          1,699
  4,950  LIN Television Corp., Senior Subordinated Notes, 6.50%,
         due 5/15/13                                                       Ba3    B-          4,696~
  1,675  Young Broadcasting, Inc., Guaranteed Notes, 10.00%,
         due 3/1/11                                                       Caa1   CCC-         1,583
  1,700  Young Broadcasting, Inc., Senior Subordinated Notes, 8.75%,
         due 1/15/14                                                      Caa1   CCC-         1,462
                                                                                            -------
                                                                                             15,576
                                                                                            -------
CABLE & WIRELESS VIDEO (7.5%)
  2,385  CCH I LLC, Guaranteed Notes, 10.00%, due 5/15/14                 Caa3   CCC-         1,914
 10,695  CCH I LLC, Secured Notes, 11.00%, due 10/1/15                    Caa2   CCC-        10,307
  1,405  CCH II LLC, Senior Notes, 10.25%, due 9/15/10                    Caa2   CCC-         1,451
  3,020  Charter Communications Operating LLC, Senior Notes, 8.00%,
         due 4/30/12                                                       B3     B-          3,080!~
  2,815  CSC Holdings, Inc., Senior Notes, Ser. B, 8.13%, due 7/15/09      B2     B+          2,903~
  1,470  DirecTV Holdings LLC, Senior Notes, 8.38%, due 3/15/13            Ba3    BB-         1,525
  2,530  DirecTV Holdings LLC, Guaranteed Notes, 6.38%, due 6/15/15        Ba3    BB-         2,422
  2,500  EchoStar DBS Corp., Senior Notes, 7.00%, due 10/1/13              Ba3    BB-         2,478!
  2,980  EchoStar DBS Corp., Guaranteed Notes, 7.13%, due 2/1/16           Ba3    BB-         2,913!~
  6,000  Rogers Cable, Inc., Secured Notes, 7.88%, due 5/1/12              Ba2    BB+         6,405
  1,150  Rogers Cable, Inc., Secured Notes, 6.25%, due 6/15/13             Ba2    BB+         1,136
  4,365  Shaw Communications, Inc., Senior Notes, 8.25%,
         due 4/11/10                                                       Ba2    BB+         4,600
  1,500  Videotron Ltee, Guaranteed Notes, 6.88%, due 1/15/14              Ba2    B+          1,489
  1,875  Videotron Ltee, Guaranteed Notes, 6.38%, due 12/15/15             Ba2    B+          1,791
                                                                                            -------
                                                                                             44,414
                                                                                            -------
CHEMICALS (3.8%)
  2,850  Chemtura Corp., Guaranteed Notes, 6.88%, due 6/1/16               Ba1    BB+         2,786
  2,375  Equistar Chemicals, L.P., Senior Notes, 10.63%, due 5/1/11        B1     BB-         2,541
  4,965  Hexion US Fin. Corp., Senior Notes, 9.75%, due 11/15/14           B3     B-          4,965![1]
  3,765  IMC Global, Inc., Guaranteed Notes, Ser. B, 10.88%, due 6/1/08    Ba3    BB          4,062[2]
  1,720  Lyondell Chemical Co., Guaranteed Notes, 8.25%, due 9/15/16       B1     B+          1,772
  2,030  Methanex Corp., Senior Notes, 8.75%, due 8/15/12                  Ba1   BBB-         2,187
  4,130  PQ Corp., Guaranteed Notes, 7.50%, due 2/15/13                    B3     B-          3,954
                                                                                            -------
                                                                                             22,267
                                                                                            -------
CONSUMER PRODUCTS (3.1%)
  4,540  Amscan Holdings, Inc., Senior Subordinated Notes, 8.75%,
         due 5/1/14                                                       Caa1   CCC+         4,290
  3,790  Constellation Brands, Inc., Guaranteed Notes, 7.25%,
         due 9/1/16                                                        Ba2    BB          3,852

SCHEDULE OF INVESTMENTS HIGH INCOME BOND FUND CONT'D

PRINCIPAL AMOUNT                                                           RATING **        VALUE (+)
(000's OMITTED)                                                          MOODY's   S&P  (000's OMITTED)
$ 2,525  Le-Natures, Inc., Senior Subordinated Notes, 10.00%,
         due 6/15/13                                                         B3   CCC+    $ 2,575![4][4]
  3,155  Levi Strauss & Co., Senior Notes, 9.75%, due 1/15/15                B3     B-      3,344~
  1,140  Rayovac Corp., Senior Subordinated Notes, 8.50%,
         due 10/1/13                                                       Caa2   CCC         992~
  4,100  Spectrum Brands, Inc., Guaranteed Notes, 7.38%, due 2/1/15        Caa2   CCC       3,321
                                                                                          -------
                                                                                           18,374
                                                                                          -------
DIVERSIFIED MEDIA (6.3%)
  3,375  AMC Entertainment, Inc., Guaranteed Notes, Ser. B, 8.63%,
         due 8/15/12                                                        Ba3     B-      3,480
  1,360  AMC Entertainment, Inc., Guaranteed Notes, 11.00%,
         due 2/1/16                                                          B3   CCC+      1,505
    660  Dex Media West LLC, Senior Notes, 8.50%, due 8/15/10                B1     B         684
  2,285  Dex Media West LLC, Senior Subordinated Notes, 9.88%,
         due 8/15/13                                                         B2     B       2,482
  3,225  Dex Media, Inc., Disc. Notes, Step-Up, 0.00%/9.00%,
         due 11/15/13                                                        B3     B       2,810~~
  5,910  Houghton Mifflin Co., Senior Notes, 8.25%, due 2/1/11               B1   CCC+      6,087
  4,875  Primedia, Inc., Guaranteed Notes, 8.88%, due 5/15/11                B2     B       4,838~
 10,000  R.H. Donnelley Corp., Senior Notes, 8.88%, due 1/15/16              B3     B      10,313
  6,150  WMG Holdings Corp., Senior Disc. Notes, Step-Up, 0.00%/9.50%,
         due 12/15/14                                                        B2     B       4,705~~
                                                                                          -------
                                                                                           36,904
                                                                                          -------
ENERGY (4.3%)
  5,325  AmeriGas Partners, L.P., Senior Unsecured Notes, 7.25%,
         due 5/20/15                                                         B1             5,312
  4,315  Chesapeake Energy Corp., Senior Notes, 7.50%, due 9/15/13          Ba2    BB       4,417
  2,770  Ferrellgas L.P., Senior Notes, 8.75%, due 6/15/12                   B2     B-      2,860
  4,015  Forest Oil Corp., Guaranteed Senior Notes, 7.75%, due 5/1/14        B1     B+      4,035
  2,220  Newfield Exploration Co., Senior Notes, 7.63%, due 3/1/11          Ba1    BB+      2,298
  1,570  Pioneer Natural Resources Co., Senior Notes, 5.88%,
         due 7/15/16                                                        Ba1    BB+      1,461
  2,735  Plains E&P Co., Senior Notes, 7.13%, due 6/15/14                   Ba2    BB-      2,933
  1,795  Targa Resources, Inc., Guaranteed Notes, 8.50%, due 11/1/13         B3     B-      1,790!
                                                                                          -------
                                                                                           25,106
                                                                                          -------
FINANCIAL (1.8%)
  4,460  American Real Estate Partners, L.P., Senior Notes, 8.13%,
         due 6/1/12                                                         Ba3    BB+      4,560
  5,960  Cardtronics, Inc., Senior Subordinated Notes, 9.25%,
         due 8/15/13                                                         B3     B-      6,154[2]
                                                                                          -------
                                                                                           10,714
                                                                                          -------
FOOD, DRUG & TOBACCO (3.4%)
  2,930  Dean Foods Co., Guaranteed Notes, 7.00%, due 6/1/16                Ba2    BB-      2,963
 11,120  Jean Coutu Group PJC, Inc., Senior Subordinated Notes,
         8.50%, due 8/1/14                                                 Caa2     B-     10,911
  3,260  NPC Int'l., Inc., Senior Subordinated Notes, 9.50%, due 5/1/14    Caa1     B-      3,301!
  2,950  SUPERVALU, Inc., Senior Notes, 7.50%, due 11/15/14                  B1     B       2,998
                                                                                          -------
                                                                                           20,173
                                                                                          -------
FOREST PRODUCTS & CONTAINERS (4.0%)
  3,650  Ball Corp., Guaranteed Notes, 6.88%, due 12/15/12                  Ba1    BB       3,686

                                               NEUBERGER BERMAN OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS HIGH INCOME BOND FUND CONT'D

PRINCIPAL AMOUNT                                                           RATING **         VALUE (+)
(000's OMITTED)                                                          MOODY's   S&P  (000's OMITTED)
$ 3,590  Bowater, Inc., Debentures, 9.00%, due 8/1/09                        B2     B+       $ 3,734~
  4,510  Crown Americas LLC, Senior Notes, Ser. B, 7.75%,
         due 11/15/15                                                        B1     B          4,628~
  3,000  Graphic Packaging Int'l., Inc., Senior Subordinated Notes,
         9.50%, due 8/15/13                                                  B3     B-         3,083~
  2,923  Owens-Brockway Glass Container, Inc., Senior Guaranteed Notes,
         8.88%, due 2/15/09                                                 Ba2    BB-         2,996
  4,930  Owens-Brockway Glass Container, Inc., Senior Secured Notes,
         8.75%, due 11/15/12                                                Ba2    BB-         5,201
                                                                                             -------
                                                                                              23,328
                                                                                             -------
GAMING, LEISURE & LODGING (6.4%)
  2,210  AMF Bowling Worldwide, Inc., Senior Subordinated Notes,
         10.00%, due 3/1/10                                                  B3   CCC+         2,298
  2,560  Chukchansi Economic Development Authority, Senior Notes,
         8.00%, due 11/15/13                                                 B2    BB-         2,662!
  4,290  Host Hotels & Resorts L.P., Senior Notes, 6.88%, due 11/1/14       Ba1     BB         4,301![1]
  1,460  Host Marriott L.P., Senior Notes, Ser. M, 7.13%, due 11/1/13       Ba2     BB         1,477
  7,900  Mohegan Tribal Gaming, Senior Subordinated Notes, 8.00%,
         due 4/1/12                                                         Ba2     B+         8,236
  3,920  Pokagon Gaming Authority, Senior Notes, 10.38%,
         due 6/15/14                                                         B3     B          4,204!
  2,670  San Pasqual Casino, Notes, 8.00%, due 9/15/13                       B2     B+         2,723!
  8,220  Station Casinos, Inc., Senior Notes, 6.00%, due 4/1/12             Ba2    BB-         7,840~
  2,600  Station Casinos, Inc., Senior Subordinated Notes, 6.88%,
         due 3/1/16                                                         Ba3     B+         2,386
  1,490  Station Casinos, Inc., Senior Unsecured Notes, 7.75%,
         due 8/15/16                                                        Ba2    BB-         1,531
                                                                                             -------
                                                                                              37,658
                                                                                             -------
HEALTHCARE (5.9%)
  8,375  CDRV Investors, Inc., Senior Disc. Notes, Step-Up,
         0.00%/9.63%, due 1/1/15                                           Caa2     B-         6,491~~
  1,525  HCA, Inc., Senior Notes, 7.88%, due 2/1/11                         Ba2     B-         1,464
  1,240  MultiPlan, Inc., Senior Subordinated Notes, 10.38%,
         due 4/15/16                                                       Caa1     B-         1,240!
    975  National Mentor Holdings, Inc., Senior Subordinated Notes,
         11.25%, due 7/1/14                                                Caa1   CCC+         1,024!
  1,675  Omnicare, Inc., Senior Subordinated Notes, 6.13%,
         due 6/1/13                                                         Ba2    BB+         1,595
    580  Omnicare, Inc., Senior Subordinated Notes, 6.75%,
         due 12/15/13                                                       Ba2    BB+           568
    660  Omnicare, Inc., Senior Subordinated Notes, 6.88%,
         due 12/15/15                                                       Ba2    BB+           647
  1,995  Rural/Metro Corp., Guaranteed Notes, 9.88%, due 3/15/15             B3   CCC+         2,080
  4,150  Service Corp. Int'l., Senior Notes, 7.38%, due 10/1/14              B1    BB-         4,264!
  5,140  Spheris, Inc., Senior Subordinated Notes, 11.00%,
         due 12/15/12                                                      Caa1   CCC          4,780
  1,645  US Oncology, Inc., Guaranteed Notes, 9.00%, due 8/15/12             B2     B-         1,705
  4,385  Ventas Realty L.P., Guaranteed Notes, 6.75%, due 6/1/10            Ba2    BB+         4,505
  4,000  Ventas Realty L.P., Guaranteed Notes, 7.13%, due 6/1/15            Ba2    BB+         4,115
                                                                                             -------
                                                                                              34,478
                                                                                             -------

SCHEDULE OF INVESTMENTS HIGH INCOME BOND FUND CONT'D

PRINCIPAL AMOUNT                                                          RATING **         VALUE (+)
(000's OMITTED)                                                          MOODY's   S&P  (000's OMITTED)

INFORMATION TECHNOLOGY (5.4%)
$6,630  Flextronics Int'l., Ltd., Senior Subordinated Notes, 6.50%,
        due 5/15/13                                                        Ba2     BB-    $ 6,588
 3,750  Freescale Semiconductor, Inc., Senior Notes, 6.88%,
        due 7/15/11                                                        Ba1     BB+      3,937
 2,010  Freescale Semiconductor, Inc., Senior Notes, 7.13%,
        due 7/15/14                                                        Ba1     BB+      2,156
 3,160  Iron Mountain, Inc., Guaranteed Senior Subordinated Notes,
        8.63%, due 4/1/13                                                   B3      B       3,255~
 3,445  Language Line, Inc., Senior Subordinated Notes, 11.13%,
        due 6/15/12                                                         B3    CCC+      3,454
 1,445  NXP BV, Secured Notes, 7.88%, due 10/15/14                         Ba2     BB+      1,467!
 1,405  NXP BV, Senior Notes, 9.50%, due 10/15/15                           B2     B+       1,417!
 2,560  SunGard Data Systems, Inc., Guaranteed Notes, 9.13%,
        due 8/15/13                                                        Caa1    B-       2,656~
 6,725  Xerox Corp., Senior Notes, 6.88%, due 8/15/11                      Ba1     BB+      6,893
                                                                                          -------
                                                                                           31,823
                                                                                          -------
METALS & MINERALS (3.0%)
 8,820  Arch Western Finance Corp., Senior Notes, 6.75%, due 7/1/13         B1     BB-      8,511
 5,000  Massey Energy Co., Guaranteed Notes, 6.88%, due 12/15/13            B2     B+       4,688
 4,380  Peabody Energy Corp., Senior Guaranteed Notes, Ser. B, 6.88%,
        due 3/15/13                                                        Ba1     BB       4,446~
                                                                                          -------
                                                                                           17,645
                                                                                          -------
RETAIL (3.0%)
 1,435  Autonation, Inc., Guaranteed Notes, 7.00%, due 4/15/14             Ba2     BB+      1,428
 4,540  Blockbuster, Inc., Senior Subordinated Notes, 9.00%,
        due 9/1/12                                                         Caa2    CCC      4,086
 2,240  Bon-Ton Department Stores, Inc., Guaranteed Notes, 10.25%,
        due 3/15/14                                                         B3     B-       2,271
 2,575  Dollarama Group L.P., Guaranteed Notes, 8.88%, due 8/15/12          B2     B-       2,659
 1,520  GSC Holdings Corp., Guaranteed Notes, 8.00%, due 10/1/12            B1     B+       1,577~
 2,560  JC Penney Co., Inc., Debentures, 8.13%, due 4/1/27                 Baa3   BBB-      2,643
 4,865  Michaels Stores, Inc., Subordinated Notes, Step-Up,
        0.00%/13.00%, due 11/1/16                                          Caa1   CCC       2,540!~~
   475  Movie Gallery, Senior Unsecured Notes, 11.00%, due 5/1/12          Caa2   CCC-        297~
                                                                                          -------
                                                                                           17,501
                                                                                          -------
SERVICE (4.0%)
 3,520  Allied Waste North America, Inc., Secured Notes, Ser. B, 5.75%,
        due 2/15/11                                                         B2     BB-      3,388
 1,500  Dycom Industries, Inc., Notes, 8.13%, due 10/15/15                 Ba3     B+       1,552
 2,880  Education Management LLC, Senior Notes, 8.75%,
        due 6/1/14                                                          B2    CCC+      2,952!
 6,365  Knowledge Learning Corp., Inc., Guaranteed Notes, 7.75%,
        due 2/1/15                                                          B2     B-       6,031!
 6,590  Monitronics Int'l., Inc., Senior Subordinated Notes, 11.75%,
        due 9/1/10                                                          B3     B-       6,392
 3,455  United Rentals N.A., Inc., Guaranteed Notes, 6.50%,
        due 2/15/12                                                         B1     B+       3,369
                                                                                          -------
                                                                                           23,684
                                                                                          -------

                                                                       NEUBERGER BERMAN OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS HIGH INCOME BOND FUND CONT'D

PRINCIPAL AMOUNT                                                           RATING **         VALUE (+)
(000's OMITTED)                                                           MOODY'S   S&P  (000's OMITTED)

TELECOMMUNICATIONS (5.5%)
$ 3,275  Level 3 Financing, Inc., Senior Notes, 9.25%, due 11/1/14           B2    CCC-     $ 3,295!
  5,800  Nordic Telephone Co. Holdings, Senior Notes, 8.88%,
         due 5/1/16                                                          B2      B        6,076!
 12,750  Qwest Corp., Notes, 8.88%, due 3/15/12                             Ba2     BB       14,025
  2,790  Qwest Corp., Senior Notes, 7.50%, due 10/1/14                      Ba2     BB        2,923!
  1,405  Windstream Corp., Senior Notes, 8.13%, due 8/1/13                  Ba3     BB-       1,500!
  4,310  Windstream Corp., Senior Notes, 8.63%, due 8/1/16                  Ba3     BB-       4,649!
                                                                                            -------
                                                                                             32,468
                                                                                            -------
TRANSPORTATION (9.3%)
  1,855  Ford Motor Co., Notes, 7.45%, due 7/16/31                           B3      B        1,454~
  9,205  Ford Motor Credit Co., Notes, 7.38%, due 10/28/09                   B1      B        8,960
  7,130  Ford Motor Credit Co., Senior Notes, 9.75%, due 9/15/10             B1      B        7,352!~
  5,400  Ford Motor Credit Co., Bonds, 7.38%, due 2/1/11                     B1      B        5,160~
  4,720  General Motors Acceptance Corp., Notes, 6.88%, due 9/15/11         Ba1     BB        4,752
  7,035  General Motors Acceptance Corp., Notes, 7.00%, due 2/1/12          Ba1     BB        7,083
  1,365  General Motors Acceptance Corp., Bonds, 8.00%, due 11/1/31         Ba1     BB        1,463
  5,340  General Motors Corp., Senior Debentures, 8.25%, due 7/15/23        Caa1    B-        4,739~
  1,635  Goodyear Tire & Rubber Co., Senior Notes, 9.00%, due 7/1/15         B2     B-        1,653
  5,000  Stena AB, Senior Notes, 9.63%, due 12/1/12                         Ba3     BB-       5,344
  6,295  TFM SA de C.V., Senior Notes, 9.38%, due 5/1/12                     B3     B-        6,720
                                                                                            -------
                                                                                             54,680
                                                                                            -------
 UTILITY (8.6%)
  2,000  AES Corp., Senior Secured Notes, 8.75%, due 5/15/13                Ba3     BB-       2,148!
  2,810  CMS Energy Corp., Senior Notes, 7.75%, due 8/1/10                  Ba3     B+        2,951
  6,440  El Paso Natural Gas Co., Senior Notes, Ser. A, 7.63%,
         due 8/1/10                                                         Ba1     B+        6,649
  6,755  El Paso Natural Gas Co., Bonds, 8.38%, due 6/15/32                 Ba1     B+        7,817
  1,557  Midwest Generation LLC, Pass-Through Certificates,
         Ser. A, 8.30%, due 7/2/09                                          Ba2     BB-       1,608
  4,125  Midwest Generation LLC, Secured Notes, 8.75%, due 5/1/34           Ba2     B+        4,460
  7,515  Mirant Americas Generation, Inc., Senior Unsecured Notes,
         8.30%, due 5/1/11                                                  Caa1    B-        7,609
  3,660  NRG Energy, Inc., Senior Notes, 7.38%, due 2/1/16                   B1     B-        3,701
    940  TECO Energy, Inc., Senior Notes, 7.50%, due 6/15/10                Ba2     BB          985
  2,360  TECO Energy, Inc., Senior Notes, 6.75%, due 5/1/15                 Ba2     BB        2,407
  2,610  Transcontinental Gas Pipe Line Corp., Senior Notes, 6.25%,
         due 1/15/08                                                        Ba1     BB-       2,613
  3,370  Transcontinental Gas Pipe Line Corp., Senior Unsecured Notes,
         6.40%, due 4/15/16                                                 Ba1     BB-       3,353
  4,535  TXU Corp., Senior Notes, Ser. P, 5.55%, due 11/15/14               Ba1     BB+       4,321
                                                                                            -------
                                                                                             50,622
                                                                                            -------
 WIRELESS COMMUNICATIONS (5.0%)
  1,480  American Cellular Corp., Senior Notes, Ser. B, 10.00%,
         due 8/1/11                                                          B3     CCC       1,554
  1,415  Centennial Cellular Operating Co. LLC, Guaranteed Notes,
         10.13%, due 6/15/13                                                 B2     CCC       1,518
  3,400  Dobson Cellular Systems, Secured Notes, 8.38%, due 11/1/11         Ba3      B        3,532
 12,060  Intelsat Subsidiary Holdings Co. Ltd., Guaranteed Notes, 8.63%,
         due 1/15/15                                                         B2     B+       12,512

SCHEDULE OF INVESTMENTS HIGH INCOME BOND FUND CONT'D

PRINCIPAL AMOUNT                                                               RATING**        VALUE (+)
(000's OMITTED)                                                             MOODY'S   S&P   (000's OMITTED)
$     5,620  Nextel Communications, Inc., Senior Notes, Ser. E, 6.88%,
             due 10/31/13                                                     Baa3    BBB+      $  5,742
      4,100  Rogers Wireless, Inc., Secured Notes, 7.25%, due 12/15/12        Ba2     BB           4,305
                                                                                                --------
                                                                                                  29,163
                                                                                                --------
             TOTAL CORPORATE DEBT SECURITIES (COST $547,429)                                     552,198
                                                                                                --------
FLOATING RATE CORPORATE DEBT SECURITIES (1.8%)[3]
        630  Paxson Communications, Secured Floating Rate Notes, 8.62%,
             due 1/16/07                                                      B1      CCC+           637!
      6,365  Paxson Communications, Secured Floating Rate Notes, 11.62%,
             due 1/16/07                                                      Caa2    CCC-         6,373!
        750  Primedia, Inc., Senior Floating Rate Notes, 10.78%,
             due 11/15/06                                                     B2      B              776
      2,700  US Oncology, Inc., Senior Floating Rate Notes, 10.68%,
             due 3/15/07                                                      B3      B-           2,761
                                                                                                --------
             TOTAL FLOATING RATE CORPORATE DEBT SECURITIES (COST $10,639)                         10,547
                                                                                                --------
NUMBER OF SHARES
PREFERRED STOCKS (0.5%)
BROADCASTING (0.5%)
        344  Ion Media Networks, Inc. (COST $2,965)                                                2,760
                                                                                                --------
SHORT-TERM INVESTMENTS (11.3%)
 19,447,504  Neuberger Berman Prime Money Fund Trust Class                                        19,448@
 47,300,231  Neuberger Berman Securities Lending Quality Fund, LLC                                47,300+++
                                                                                                --------
             TOTAL SHORT-TERM INVESTMENTS (COST $66,748)                                          66,748#
                                                                                                --------
             TOTAL INVESTMENTS (107.5%) (COST $627,781)                                          632,253##

             Liabilities, less cash, receivables and other assets [(7.5%)]                       (43,970)
                                                                                                --------
             TOTAL NET ASSETS (100.0%)                                                          $588,283
                                                                                                --------

                                                                                NEUBERGER BERMAN OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS LIMITED MATURITY BOND FUND

PRINCIPAL AMOUNT                                                                      RATING **        VALUE (+)
(000's OMITTED)                                                                    MOODY'S   S&P   (000's OMITTED)

U.S. GOVERNMENT AGENCY SECURITIES (0.4%)
     $  500  Federal Home Loan Bank, Bonds, 5.13%, due 6/18/08
             (COST $498)                                                             AGY     AGY      $    502

MORTGAGE-BACKED SECURITIES (57.1%)
ADJUSTABLE RATE MORTGAGES (41.5%)
      2,672  Adjustable Rate Mortgage Trust, Ser. 2005-10, Class 4A1, 5.39%,
             due 1/25/36                                                             Aaa     AAA         2,668
      1,114  Banc of America Funding Corp., Ser. 2005-F, Class 4A1, 5.38%,
             due 9/20/35                                                             Aaa     AAA         1,117
      2,706  Banc of America Funding Corp., Ser. 2005-H, Class 7A1, 5.68%,
             due 11/20/35                                                                    AAA         2,728
      2,945  Banc of America Funding Corp., Ser. 2006-H, Class 2A3, 6.75%,
             due 9/20/46                                                                     AAA         3,001
      4,205  Bear Stearns ALT-A Trust, Ser. 2006-4, Class 32A1, 6.49%,
             due 7/25/36                                                             Aaa     AAA         4,291[2]
      1,696  Countrywide Home Loans, Ser. 2006- HYB3, Class 1A1A, 5.55%,
             due 5/20/36                                                             Aaa     AAA         1,706
      2,786  Credit Suisse First Boston Mortgage Securities Corp., Ser. 2004-AR4,
             Class 2A1, 4.70%, due 5/25/34                                           Aaa     AAA         2,757[2]
      2,747  First Horizon Mortgage Pass-Through Trust, Ser. 2005-AR5,
             Class 2A1, 5.45%, due 11/25/35                                                  AAA         2,747
      2,771  GMAC Mortgage Corp. Loan Trust, Ser. 2006-AR1, Class 1A1, 5.63%,
             due 4/19/36                                                             Aaa     AAA         2,783
      1,953  Harborview Mortgage Loan Trust, Floating Rate, Ser. 2004-4,
             Class 3A, 2.98%, due 4/19/07                                            Aaa     AAA         1,938[3]
      4,659  Harborview Mortgage Loan Trust, Ser. 2006-3, Class 1A1A, 6.47%,
             due 6/19/36                                                             Aaa     AAA         4,771[2]
      2,657  Indymac INDX Mortgage Loan Trust, Ser. 2005-AR23, Class 2A1,
             5.55%, due 11/25/35                                                     Aaa     AAA         2,661
      2,647  JP Morgan Alternative Loan Trust, Ser. 2006-A2, Class 3A1, 5.95%,
             due 5/25/36                                                                     AAA         2,678[2]
      2,660  JP Morgan Mortgage Trust, Ser. 2005-ALT1, Class 2A1, 5.64%,
             due 10/25/35                                                                    AAA         2,668
      2,554  Master Adjustable Rate Mortgages Trust, Ser. 2005-6, Class 3A2,
             5.05%, due 7/25/35                                                      Aaa     AAA         2,538
      2,798  Nomura Asset Acceptance Corp., Ser. 2005-AR6, Class 2A1, 5.76%,
             due 12/25/35                                                            Aaa     AAA         2,819
      4,984  Nomura Asset Acceptance Corp., Ser. 2006-AR2, Class 2A2, 6.60%,
             due 4/25/36                                                             Aaa     AAA         5,106
      2,708  Residential Accredit Loans, Inc., Ser. 2005-QA10, Class A31, 5.62%,
             due 9/25/35                                                             Aaa     AAA         2,719
                                                                                                      --------
                                                                                                        51,696
                                                                                                      --------
COMMERCIAL MORTGAGE BACKED (6.2%)
      1,754  Banc of America Commercial Mortgage, Inc., Ser. 2005-1, Class A1,
             4.36%, due 11/10/42                                                             AAA         1,741
      2,926  Credit Suisse First Boston Mortgage Securities Corp., Ser. 2005-C6,
             Class A1, 4.94%, due 12/15/40                                           Aaa     AAA         2,913
      3,106  JP Morgan Chase Commercial Mortgage Securities Corp.,
             Ser. 2005-LDP5, Class A1, 5.04%, due 12/15/44                           Aaa     AAA         3,097
                                                                                                      --------
                                                                                                         7,751
                                                                                                      --------
MORTGAGE-BACKED NON-AGENCY (4.8%)
      1,570  Countrywide Home Loans, Ser. 2005-R2, Class 2A4, 8.50%,
             due 6/25/35                                                             Aaa     AAA         1,683!

SCHEDULE OF INVESTMENTS LIMITED MATURITY BOND FUND CONT'D

PRINCIPAL AMOUNT                                                              RATING **        VALUE (+)
(000's OMITTED)                                                            MOODY's    S&P   (000's OMITTED)
$3,364   GSMPS Mortgage Loan Trust, Ser. 2005-RP2, Class 1A4, 8.50%,
         due 3/25/35                                                          Aaa     AAA     $ 3,580!
   657   GSMPS Mortgage Loan Trust, Ser. 2005-RP3, Class 1A4, 8.50%,
         due 9/25/35                                                          Aaa     AAA         700
                                                                                              -------
                                                                                                5,963
                                                                                              -------
FANNIE MAE (1.5%)
 1,669   Whole Loan, Ser. 2004-W8, Class PT, 10.10%, due 11/25/06             Aaa     AAA       1,864[3][2]
                                                                                              -------
FREDDIE MAC (3.0%)
    19   ARM Certificates, 5.88%, due 2/1/07                                  AGY     AGY          20[3]
   142   Pass-Through Certificates, 5.00%, due 2/1/07                         AGY     AGY         141
 2,021   Pass-Through Certificates, 8.00%, due 11/1/26                        AGY     AGY       2,131
 1,380   Pass-Through Certificates, 8.50%, due 10/1/30                        AGY     AGY       1,479
                                                                                              -------
                                                                                                3,771
                                                                                              -------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (0.1%)
    50   Pass-Through Certificates, 7.00%, due 4/15/11                        AGY     AGY          52[2]
     4   Pass-Through Certificates, 7.50%, due 10/15/09 - 8/15/10             AGY     AGY           5
    28   Pass-Through Certificates, 12.00%, due 12/15/12 - 5/15/14            AGY     AGY          31
                                                                                              -------
                                                                                                   88
                                                                                              -------
         TOTAL MORTGAGE-BACKED SECURITIES (COST $71,087)                                       71,133
                                                                                              -------
CORPORATE DEBT SECURITIES (29.0%)
BANKS (1.7%)
 1,200   Bank of America Corp., Senior Notes, 3.88%, due 1/15/08              Aa2     AA-       1,181[2]
   960   Chase Manhattan Corp., Subordinated Notes, 7.25%, due 6/1/07         A1       A          968[2]
                                                                                              -------
                                                                                                2,149
                                                                                              -------
CABLE TV (1.4%)
 1,675   Comcast Cable Communications, Notes, 8.38%, due 5/1/07              Baa2    BBB+       1,700
                                                                                              -------
CONSUMER PRODUCTS (1.5%)
 1,950   Target Corp., Notes, 3.38%, due 3/1/08                               A1      A+        1,904[2]
                                                                                              -------
ELECTRONICS (1.6%)
 1,950   Hewlett-Packard Co., Notes, 5.50%, due 7/1/07                        A3      A-        1,951[2]
                                                                                              -------
FINANCE (14.5%)
 1,800   Bear Stearns Co., Inc., Notes, 4.00%, due 1/31/08                    A1      A+        1,774
 1,300   DaimlerChrysler N.A. Holdings Corp., Guaranteed Notes, 4.05%,
         due 6/4/08                                                          Baa1     BBB       1,271
 2,200   HSBC Finance Corp., Notes, 4.13%, due 12/15/08                       Aa3     AA-       2,157[2]
 2,200   International Lease Finance Corp., Unsubordinated Notes, 3.50%,
         due 4/1/09                                                           A1      AA-       2,115[2]
 1,700   John Deere Capital Corp., Notes, 3.90%, due 1/15/08                  A3      A-        1,673
 1,250   MBNA Corp., Notes, 4.63%, due 9/15/08                                Aa2     AA-       1,236
 2,300   Merrill Lynch & Co., Notes, 4.25%, due 9/14/07                       Aa3     AA-       2,278[2]
 2,235   Morgan Stanley, Bonds, 5.80%, due 4/1/07                             Aa3     A+        2,238[2]
 1,800   Verizon Global Funding Corp., Senior Unsecured Notes, 4.00%,
         due 1/15/08                                                          A3       A        1,773
 1,700   Wells Fargo & Co., Notes, 3.13%, due 4/1/09                          Aa1     AA        1,625
                                                                                              -------
                                                                                               18,140
                                                                                              -------

                                                                          NEUBERGER BERMAN OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS LIMITED MATURITY BOND FUND CONT'D

PRINCIPAL AMOUNT                                                              RATING **         VALUE (+)
(000's OMITTED)                                                            MOODY'S    S&P   (000's OMITTED)

FOODS & BEVERAGES (1.0%)
  $1,300   Kraft Foods, Inc., Notes, 4.63%, due 11/1/06                       A3     BBB+      $ 1,300
                                                                                               -------
INDUSTRIAL (1.0%)
   1,210   News America Holdings, Inc., Guaranteed Notes, 7.38%,
           due 10/17/08                                                      Baa2     BBB        1,256
                                                                                               -------
MEDICAL PRODUCTS (1.0%)
   1,200   Mallinckrodt Group, Inc., Notes, 6.50%, due 11/15/07              Baa3    BBB+        1,208
                                                                                               -------
MULTIMEDIA (1.4%)
   1,650   Time Warner Entertainment LP, Notes, 7.25%, due 9/1/08            Baa2    BBB+        1,703
                                                                                               -------
OIL (0.6%)
     715   Enterprise Products Operating LP, Senior Notes, 4.00%,
           due 10/15/07                                                      Baa3     BB+          704
                                                                                               -------
TELECOMMUNICATIONS (2.5%)
   1,250   British Sky Broadcasting, Guaranteed Notes, 8.20%, due 7/15/09    Baa2     BBB        1,338
   1,800   Verizon Wireless Capital, Notes, 5.38%, due 12/15/06               A2       A         1,799
                                                                                               -------
                                                                                                 3,137
                                                                                               -------
TELEPHONE (0.8%)
   1,000   Sprint Capital Corp., Guaranteed Notes, 6.00%, due 1/15/07        Baa3    BBB+        1,000
                                                                                               -------
           TOTAL CORPORATE DEBT SECURITIES (COST $36,445)                                       36,152
                                                                                               -------
FOREIGN GOVERNMENT SECURITIES (5.5%)^^
EUR3,600   Bundesobligation, 3.50%, due 10/10/08                             Aaa      AAA        4,582
EUR1,810   Bundesobligation, 3.25%, due 4/17/09                              Aaa      AAA        2,288
                                                                                               -------
           TOTAL FOREIGN GOVERNMENT SECURITIES (COST $6,805)                                     6,870
                                                                                               -------
ASSET-BACKED SECURITIES (7.0%)
   1,607   Chase Funding Mortgage Loan, Ser. 2003-6, Class 1A3, 3.34%,
           due 5/25/26                                                       Aaa      AAA        1,579
      62   Chase Manhattan Auto Owner Trust, Ser. 2003-C, Class A4, 2.94%,
           due 6/15/10                                                       Aaa      AAA           62
   1,250   John Deere Owner Trust, Ser. 2005-A, Class A3, 3.98%,
           due 6/15/09                                                       Aaa      AAA        1,238
   2,286   Lehman XS Trust, Ser. 2005-1, Class 2A1, 4.66%, due 5/25/08       Aaa      AAA        2,257[3]
   3,117   Nomura Asset Acceptance Corp., Ser. 2005-S3, Class AIO, 20.00%,
           Interest Only Security, due 8/25/35                               Aaa      AAA          401
   5,933   Nomura Asset Acceptance Corp., Ser. 2005-S4, Class AIO, 20.00%,
           Interest Only Security, due 10/25/35                              Aaa      AAA          902
   6,758   Nomura Asset Acceptance Corp., Ser. 2006-AP1, Class AIO, 4.50%,
           Interest Only Security, due 1/25/36                               Aaa      AAA          212
   4,313   Nomura Asset Acceptance Corp., Ser. 2006-S2, Class AIO, 10.00%,
           Interest Only Security, due 4/25/36                               Aaa      AAA          411!
   1,647   Saxon Asset Securities Trust, Ser. 2004-2, Class AF2, 4.15%,
           due 8/25/35                                                       Aaa      AAA        1,632
                                                                                               -------
           TOTAL ASSET-BACKED SECURITIES (COST $8,918)                                           8,694
                                                                                               -------

SCHEDULE OF INVESTMENTS LIMITED MATURITY BOND FUND CONT'D

PRINCIPAL AMOUNT                                                                                   VALUE (+)
(000's OMITTED)                                                                                (000's OMITTED)

REPURCHASE AGREEMENTS (5.5%)
$6,900  State Street Bank and Trust Co., Repurchase Agreement, 4.97%,
        due 11/1/06, dated 10/31/06, Maturity Value $6,900,953,
        Collateralized by $7,120,000 Federal Home Loan Bank, 4.00%,
        due 6/13/08 (Collateral Value $7,111,691) (COST $6,900)                                    $  6,900#
                                                                                                   --------
        TOTAL INVESTMENTS (104.5%) (COST $130,653)                                                  130,251##
        Liabilities, less cash, receivables and other assets [(4.5%)]                                (5,571)
                                                                                                   --------
        TOTAL NET ASSETS (100.0%)                                                                  $124,680
                                                                                                   --------

                                                                          NEUBERGER BERMAN OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS MUNICIPAL SECURITIES TRUST

PRINCIPAL AMOUNT                        SECURITY @@                                RATING **       VALUE (+)
(000's OMITTED)                                                                  MOODY'S S&P   (000's OMITTED)

ALABAMA (3.3%)
$1,000  Jefferson Co. Cap. Imp. & Ref. Warrants, Ser. 2003-A,
        (MBIA Insured), 5.00%, due 4/1/18                                          Aaa   AAA           $ 1,061
                                                                                                       -------
ALASKA (2.7%)
   795  Alaska St. Int'l. Arpts. Ref. Rev., Ser. 2006 A, (MBIA Insured),
        5.00%, due 10/1/17                                                         Aaa   AAA               859
                                                                                                       -------
CALIFORNIA (17.0%)
 1,000  California St. Econ. Rec. G.O., Ser. 2004 A, (MBIA Insured),
        5.25%, due 7/1/13                                                          Aaa   AAA             1,101
 1,000  California St. Pub. Works Board Lease Rev. Dept. of Mental Hlth.
        (Coalinga St. Hosp.), Ser. 2004 A, 5.50%, due 6/1/21                        A2    A              1,095
 1,000  Monterey Co. Salinas Union High Sch. Dist. G.O. (Middle Sch.
        Imp. Dist.), Ser. 2003 A, (FGIC Insured), 5.25%, due 10/1/14               Aaa   AAA             1,107
 1,000  Orange Co. Local Trans. Au. Measure M Sales Tax (Limited Tax)
        Second Sr. Rev., Ser. 1998 A, (MBIA Insured), 5.50%, due 2/15/10           Aaa   AAA             1,064
 1,000  Sacramento Muni. Util. Dist. Fin. Au. Rev. (Cosumnes Proj.),
        Ser. 2006, (MBIA Insured), 5.00%, due 7/1/20                               Aaa   AAA             1,085
                                                                                                       -------
                                                                                                         5,452
                                                                                                       -------
COLORADO (3.4%)
 1,000  Larimer Co. Sales & Use Tax Rev., Ser. 2000, (AMBAC Insured),
        5.75%, due 12/15/15                                                        Aaa   AAA             1,081
                                                                                                       -------
GEORGIA (0.6%)
   200  Gainesville & Hall Co. Dev. Au. Rev. Sr. Living Fac. (Lanier Villiage),
        Ser. 2003 B, (Radian Insured), 3.65%, due 11/1/06                                A-1               200[4][3]a
                                                                                                       -------
ILLINOIS (13.1%)
 1,000  Chicago O'Hare Int'l. Arpt. Gen. Arpt. Third Lien Ref. Rev.,
        Ser. 2005 B, (MBIA Insured), 5.25%, due 1/1/17                             Aaa   AAA             1,111
 1,000  Lake Co. Forest Preserve Dist. Ref. G.O., Ser. 1997, 5.50%,
        due 2/1/09                                                                 Aaa   AAA             1,041
 1,000  Lake Co. Sch. Dist. No. 109 Deerfield Ref. G.O., Ser. 1999 C,
        5.00%, due 12/15/14                                                        Aa2                   1,085
   800  Will & Kendall Cos. Plainfield Comm. Cons. Sch. Dist. Number 202
        Sch. Bldg. G.O., Ser. 2001, (FSA Insured), 5.38%, due 1/1/13               Aaa   AAA               865
   100  Will Co. Exempt Fac. Ind. Rev. (BP Amoco Chemical Co. Proj.),
        Ser. 2000, 3.66%, due 11/1/06                                             VMIG1  A-1+              100[4][3]
                                                                                                       -------
                                                                                                         4,202
                                                                                                       -------
INDIANA (3.2%)
 1,000  Indiana St. Office Bldg. Commission Fac. Ref. Rev., Ser. 1998 A,
        5.13%, due 7/1/14                                                          Aa2    AA             1,037
                                                                                                       -------
LOUISIANA (3.4%)
 1,000  Louisiana St. Citizens Prop. Insurance Corp. Assessment Rev.,
        Ser. 2006 B, (AMBAC Insured), 5.00%, due 6/1/18                            Aaa   AAA             1,082
                                                                                                       -------
MICHIGAN (2.5%)
   750  Detroit Wayne Co. Sch. Dist. Sch. Bldg. & Site Imp. Ref. G.O.,
        Ser. 1998 C, (FGIC Insured), 5.25%, due 5/1/13                             Aaa   AAA               818
                                                                                                       -------
MISSOURI (5.1%)
   500  Missouri St. Env. Imp. & Energy Res. Au. Wtr. Ref. PCR (St. Revolving
        Fund Prog.-Master Trust), Ser. 2001 B, 5.50%, due 1/1/11                   Aaa                     538

SCHEDULE OF INVESTMENTS MUNICIPAL SECURITIES TRUST CONT'D

PRINCIPAL AMOUNT                         SECURITY @@                          RATING **         VALUE (+)
(000'S OMITTED)                                                            MOODY'S    S&P   (000'S OMITTED)
$1,000   Springfield Sch. Dist. Number R-12, Ref. G.O.,
         Ser. 2002 A, (FSA Insured), 5.50%, due 3/1/13                       Aaa      AAA       $ 1,105
                                                                                                -------
                                                                                                  1,643
                                                                                                -------
NEW JERSEY (12.3%)
 1,000   New Jersey Econ. Dev. Au. St. Lease Rev.
         (Liberty St. Park Proj.), Ser. 2005 B,
         (MBIA Insured), 5.00%, due 3/1/17                                   Aaa      AAA         1,087
   575   New Jersey Trans. Trust Fund Au. Trans. Sys. Rev.,
         Ser. 1999 A, 5.63%, due 6/15/13                                      A1      AA-           636
 1,000   New Jersey Trans. Trust Fund Au. Trans. Sys. Rev.,
         Ser. 2004 A, (FGIC Insured), 5.00%, due 6/15/22 PR 6/15/14          Aaa      AAA         1,090
 1,000   New Jersey Trans. Trust Fund Au. Trans. Sys. Rev.,
         Ser. 2006 A, 5.25%, due 12/15/19                                     A1      AA-         1,124
                                                                                                -------
                                                                                                  3,937
                                                                                                -------
NEW YORK (8.4%)
   800   Battery Park City Au. Sr. Rev., Ser. 2003 A,
         5.25%, due 11/1/22                                                  Aaa      AAA           873
   250   New York City IDA Spec. Fac. Rev. (Term. One Group
         Assoc., L.P. Proj.), Ser. 2005, 5.50%, due 1/1/16                    A3     BBB+           276[4]
   500   New York St. Env. Fac. Corp. Solid Waste Disp. Rev.
         (Waste Management, Inc. Proj.), Ser. 2004 A, 4.45%, due 7/1/17               A-2           506
   500   New York St. Thruway Au. Local Hwy. & Bridge Svc.
         Contract Rev., Ser. 1997, 5.25%, due 4/1/10                          A1      AA-           513
   500   New York St. Urban Dev. Corp. Ref. Rev. (Correctional Facs.),
         Ser. 1994 A, (FSA Insured), 5.50%, due 1/1/14                       Aaa      AAA           544
                                                                                                -------
                                                                                                  2,712
                                                                                                -------
SOUTH CAROLINA (3.2%)
 1,000   South Carolina St. Budget & Ctrl. Board St. Fac. Installment
         Purchase Rev. (Dept. of Pub. Safety Proj.), Ser. 2003,
         4.50%, due 1/1/11                                                   Aa2      AA          1,038
                                                                                                -------
TENNESSEE (3.5%)
 1,000   Tennessee Energy Acquisition Corp. Gas Rev., Ser. 2006 A,
         5.25%, due 9/1/17                                                   Aa3      AA-         1,108
                                                                                                -------
TEXAS (13.5%)
 1,000   Brazosport Independent Sch. Dist. Ref. G.O., Ser. 2005,
         (PSF Insured), 5.00%, due 2/15/15                                   Aaa                  1,078
 1,000   Grapevine Combination Tax & Tax Increment Reinvestment Zone
         Rev. Cert. of Oblig. G.O., Ser. 2000, (FGIC Insured),
         5.63%, due 8/15/15                                                  Aaa      AAA         1,069
 1,000   Northside Independent Sch. Dist. Unlimited Tax Sch.
         Bldg. G.O., Ser. 1999 A, (PSF Insured), 6.38%, due 8/15/09          Aaa      AAA         1,074
 1,045   San Antonio Passenger Fac. Charge & Sub. Lien Arpt.
         Sys. Imp. Rev., Ser. 2005, (FSA Insured), 5.25%, due 7/1/12         Aaa      AAA         1,114
                                                                                                -------
                                                                                                  4,335
                                                                                                -------
WISCONSIN (3.4%)
 1,000   Wisconsin St. G.O., Ser. 2002 C, (MBIA Insured),
         5.25%, due 5/1/14 PR 5/1/12                                         Aaa      AAA         1,084
                                                                                                -------
         TOTAL INVESTMENTS (98.6%) (COST $31,059)                                                31,649##
         Cash, receivables and other assets, less liabilities (1.4%)                                444
                                                                                                -------
         TOTAL NET ASSETS (100.0%)                                                              $32,093
                                                                                                -------
See Notes to Schedule of Investments

                                               NEUBERGER BERMAN OCTOBER 31, 2006

NOTES TO SCHEDULE OF INVESTMENTS

(+) Investments in securities by Neuberger Berman High Income Bond Fund ("High Income"), Neuberger Berman Limited Maturity Bond Fund ("Limited Maturity"), and Neuberger Berman Municipal Securities Trust ("Municipal Securities Trust") are valued daily by obtaining bid price quotations from independent pricing services on all securities available in each service's data base. For all other securities, bid prices are obtained from principal market makers in those securities or, if quotations are not available, by methods the Board of Trustees of Neuberger Berman Income Funds has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

++ Investment securities of Neuberger Berman Cash Reserves ("Cash Reserves") and Neuberger Berman Government Money Fund are valued at amortized cost, which approximates U.S. federal income tax cost.

#    At cost, which approximates market value.

## At October 31, 2006, selected fund information on a U.S. federal income tax basis was as follows:

                                                                       NET
                                          GROSS        GROSS        UNREALIZED
(000'S OMITTED)                        UNREALIZED    UNREALIZED    APPRECIATION
NEUBERGER BERMAN              COST    APPRECIATION  DEPRECIATION  (DEPRECIATION)
HIGH INCOME                 $627,885     $8,303        $3,935        $ 4,368
LIMITED MATURITY             131,394        389         1,532         (1,143)
MUNICIPAL SECURITIES TRUST    31,059        689            99            590

@@ Municipal securities held by Municipal Securities Trust are within the four highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Service, Inc. or Standard & Poor's or, where not rated, are determined by the fund's investment manager to be of comparable quality. Approximately 67% of the municipal securities held by Municipal Securities Trust have credit enhancement features backing them, which the fund may rely on, such as letters of credit, insurance, or guarantees. Without these credit enhancement features the securities may or may not meet the quality standards of the fund. Pre-refunded bonds are supported by securities in escrow issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. The amount escrowed is sufficient to pay the periodic interest due and the principal of these bonds. Putable bonds give the fund the right to sell back the issue on the date specified.

+++ Managed by an affiliate of Neuberger Berman Management Inc. ("Management") and could be deemed an affiliate of the fund (see Notes A & F of Notes to Financial Statements).

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Management (see Notes A & F of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the fund and because, at times, the fund may own 5% or more of the outstanding voting securities of Prime Money.

NOTES TO SCHEDULE OF INVESTMENTS CONT'D

! Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A and have been deemed by the investment manager to be liquid. At October 31, 2006, these securities amounted to $127,306,000 or 21.0% of net assets for Cash Reserves, $97,018,000 or 16.5% of net assets for High Income, and $5,674,000 or 4.6% of net assets for Limited Maturity.

~ All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

[4]      Security is guaranteed by the corporate or non-profit obligor.

a Security is subject to a guarantee provided by LaSalle National Bank, backing 100% of the total principal.

[1] All or a portion of this security was purchased on a when-issued basis. At October 31, 2006, these securities amounted to $9,266,000 for High Income.

[2] All or a portion of this security is segregated as collateral for when-issued purchase commitments, forward foreign currency contracts and/or financial futures contracts.

[3] Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of October 31, 2006.

^^ Principal amount is stated in the currency in which the security is denominated.

         EUR = Euro Currency

**       Credit ratings are unaudited.

[4][4] Subsequent to October 31, 2006, the value of this security decreased significantly. On November 1, 2006, news regarding accounting irregularities at Le-Natures, Inc. was released to the public which prompted Management to sell the entire position that same day. This sale had a negative impact on net asset value per share in the amount of $0.035 for High Income. There was no net asset value impact on High Income as of October 31, 2006.

~~ Denotes a step-up bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.

See Notes to Financial Statements

                   This page has been left blank intentionally

STATEMENTS OF ASSETS AND LIABILITIES

NEUBERGER BERMAN INCOME FUNDS                                                CASH     GOVERNMENT
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                                   RESERVES   MONEY FUND

ASSETS
   INVESTMENTS IN SECURITIES, AT VALUE(*)(+) (NOTES A & F)--see
   SCHEDULE OF INVESTMENTS:
   Unaffiliated issuers                                                   $ 610,430   $ 296,488
   Affiliated issuers                                                            --          --
------------------------------------------------------------------------------------------------
   Repurchase agreements                                                         --          --
================================================================================================
                                                                            610,430     296,488
   Cash                                                                          40          67
------------------------------------------------------------------------------------------------
   Foreign currency                                                              --          --
   Interest receivable                                                        1,659       1,029
------------------------------------------------------------------------------------------------
   Receivable for securities sold                                                --          --
   Receivable for variation margin (Note A)                                      --          --
------------------------------------------------------------------------------------------------
   Receivable for Fund shares sold                                              142         203
   Receivable from administrator--net (Note B)                                   --          --
------------------------------------------------------------------------------------------------
   Receivable for securities lending income (Note A)                             --          --
   Prepaid expenses and other assets                                              8           4
================================================================================================
TOTAL ASSETS                                                                612,279     297,791
================================================================================================
LIABILITIES
   Distributions payable                                                        973         934
   Net payable for forward foreign currency exchange contracts (Note C)          --          --
------------------------------------------------------------------------------------------------
   Due to custodian                                                              --          --
   Payable for collateral on securities loaned (Note A)                          --          --
------------------------------------------------------------------------------------------------
   Payable for securities purchased                                           5,057          --
   Payable for Fund shares redeemed                                              94         778
------------------------------------------------------------------------------------------------
   Payable to investment manager--net (Notes A & B)                              44          21
   Payable to administrator--net (Note B)                                       147          70
------------------------------------------------------------------------------------------------
   Payable for securities lending fees (Note A)                                  --          --
   Accrued expenses and other payables                                          106          84
================================================================================================
TOTAL LIABILITIES                                                             6,421       1,887
================================================================================================
NET ASSETS AT VALUE                                                       $ 605,858   $ 295,904
================================================================================================
NET ASSETS CONSIST OF:
   Paid-in capital                                                        $ 605,898   $ 295,931
   Undistributed net investment income (loss)                                     4          --
------------------------------------------------------------------------------------------------
   Distributions in excess of net investment income                              --          --
   Accumulated net realized gains (losses) on investments                       (44)        (27)
------------------------------------------------------------------------------------------------
   Net unrealized appreciation (depreciation) in value of investments            --          --
================================================================================================
NET ASSETS AT VALUE                                                       $ 605,858   $ 295,904
================================================================================================
NET ASSETS
   Investor Class                                                         $ 605,858   $ 295,904
   Trust Class                                                                   --          --
------------------------------------------------------------------------------------------------
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)
   Investor Class                                                           605,898     295,931
   Trust Class                                                                   --          --
------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   Investor Class                                                         $    1.00   $    1.00
   Trust Class                                                                   --          --
------------------------------------------------------------------------------------------------
(+)SECURITIES ON LOAN, AT MARKET VALUE:
   Unaffiliated issuers                                                   $      --   $      --
(*)COST OF INVESTMENTS:
   Unaffiliated issuers                                                   $ 610,430   $ 296,488
   Affiliated issuers                                                            --          --
================================================================================================
TOTAL COST OF INVESTMENTS                                                 $ 610,430   $ 296,488
================================================================================================
TOTAL COST OF FOREIGN CURRENCY                                            $      --   $      --
================================================================================================

See Notes to Financial Statements

                                                                                              NEUBERGER BERMAN OCTOBER 31, 2006

NEUBERGER BERMAN INCOME FUNDS                                             HIGH INCOME   LIMITED MATURITY   MUNICIPAL SECURITIES
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                                   BOND FUND        BOND FUND              TRUST
ASSETS
   INVESTMENTS IN SECURITIES, AT VALUE(*)(+) (NOTES A & F)--see
   SCHEDULE OF INVESTMENTS:
   Unaffiliated issuers                                                    $ 565,505       $ 123,351            $  31,649
   Affiliated issuers                                                         66,748              --                   --
-------------------------------------------------------------------------------------------------------------------------------
   Repurchase agreements                                                          --           6,900                   --
===============================================================================================================================
                                                                             632,253         130,251               31,649
   Cash                                                                           --              35                   54
-------------------------------------------------------------------------------------------------------------------------------
   Foreign currency                                                               --             236                   --
   Interest receivable                                                        12,078             973                  466
-------------------------------------------------------------------------------------------------------------------------------
   Receivable for securities sold                                             17,389           8,473                   --
   Receivable for variation margin (Note A)                                       --              13                   --
-------------------------------------------------------------------------------------------------------------------------------
   Receivable for Fund shares sold                                               265              36                   13
   Receivable from administrator--net (Note B)                                    --              --                   17
-------------------------------------------------------------------------------------------------------------------------------
   Receivable for securities lending income (Note A)                             255              --                   --
   Prepaid expenses and other assets                                               3               4                   --
===============================================================================================================================
TOTAL ASSETS                                                                 662,243         140,021               32,199
===============================================================================================================================
LIABILITIES
   Distributions payable                                                         281              35                   17
   Net payable for forward foreign currency exchange contracts (Note C)           --              32                   --
-------------------------------------------------------------------------------------------------------------------------------
   Due to custodian                                                               91              --                   --
   Payable for collateral on securities loaned (Note A)                       47,300              --                   --
-------------------------------------------------------------------------------------------------------------------------------
   Payable for securities purchased                                           24,430              --                   --
   Payable for Fund shares redeemed                                            1,027          15,133                   19
-------------------------------------------------------------------------------------------------------------------------------
   Payable to investment manager--net (Notes A & B)                              240              32                    7
   Payable to administrator--net (Note B)                                        135              10                   --
-------------------------------------------------------------------------------------------------------------------------------
   Payable for securities lending fees (Note A)                                  229              --                   --
   Accrued expenses and other payables                                           227              99                   63
===============================================================================================================================
TOTAL LIABILITIES                                                             73,960          15,341                  106
===============================================================================================================================
NET ASSETS AT VALUE                                                        $ 588,283       $ 124,680            $  32,093
===============================================================================================================================
NET ASSETS CONSIST OF:
   Paid-in capital                                                         $ 611,553       $ 146,312            $  31,377
   Undistributed net investment income (loss)                                     --             168                   --
-------------------------------------------------------------------------------------------------------------------------------
   Distributions in excess of net investment income                             (100)             --                   --
   Accumulated net realized gains (losses) on investments                    (27,642)        (21,402)                 126
-------------------------------------------------------------------------------------------------------------------------------
   Net unrealized appreciation (depreciation) in value of investments          4,472            (398)                 590
===============================================================================================================================
NET ASSETS AT VALUE                                                        $ 588,283       $ 124,680            $  32,093
===============================================================================================================================
NET ASSETS
   Investor Class                                                          $ 588,283       $ 108,071            $  32,093
   Trust Class                                                                    --          16,609                   --
-------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)
   Investor Class                                                             64,761          11,861                2,825
   Trust Class                                                                    --           1,913                   --
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   Investor Class                                                          $    9.08       $    9.11            $   11.36
   Trust Class                                                                    --            8.68                   --
-------------------------------------------------------------------------------------------------------------------------------
(+)SECURITIES ON LOAN, AT MARKET VALUE:
   Unaffiliated issuers                                                    $  46,090       $      --            $      --
(*)COST OF INVESTMENTS:
   Unaffiliated issuers                                                    $ 561,033       $ 130,653            $  31,059
   Affiliated issuers                                                         66,748              --                   --
===============================================================================================================================
TOTAL COST OF INVESTMENTS                                                  $ 627,781       $ 130,653            $  31,059
===============================================================================================================================
TOTAL COST OF FOREIGN CURRENCY                                             $      --       $     233            $      --
===============================================================================================================================

STATEMENTS OF OPERATIONS

NEUBERGER BERMAN INCOME FUNDS                                            CASH    GOVERNMENT
(000'S OMITTED)                                                        RESERVES  MONEY FUND

INVESTMENT INCOME
INCOME (NOTE A):
Interest income-unaffiliated issuers                                    $26,955   $17,179
Income from securities loaned--net (Note F)                                  --        --
-------------------------------------------------------------------------------------------
Income from investments in affiliated issuers (Note F)                       --        --
===========================================================================================
Total income                                                             26,955    17,179
===========================================================================================

EXPENSES:
Investment management fees (Note B)                                         550       364
Administration fees (Note B)                                                330       219
-------------------------------------------------------------------------------------------
Administration fees (Note B):
   Investor Class                                                         1,156       765
   ----------------------------------------------------------------------------------------
   Trust Class                                                               --        --
Shareholder servicing agent fees:
-------------------------------------------------------------------------------------------
   Investor Class                                                           171        63
   Trust Class                                                               --        --
   ----------------------------------------------------------------------------------------
Audit fees                                                                   37        37
-------------------------------------------------------------------------------------------
Custodian fees (Note B)                                                     145       117
Insurance expense                                                            23        18
-------------------------------------------------------------------------------------------
Legal fees                                                                   44        38
Registration and filing fees                                                 34        33
-------------------------------------------------------------------------------------------
Shareholder reports                                                          34        25
Trustees' fees and expenses                                                  32        29
-------------------------------------------------------------------------------------------
Miscellaneous                                                                36        26
===========================================================================================
Total expenses                                                            2,592     1,734

Expenses reimbursed by administrator (Note B)                                --        --
Investment management fees waived (Notes A & B)                            (110)      (73)
Expenses reduced by custodian fee expense offset arrangement (Note B)       (12)       (6)
===========================================================================================
Total net expenses                                                        2,470     1,655
===========================================================================================
Net investment income (loss)                                             24,485    15,524
===========================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)

Net realized gain (loss) on:
   Sales of investment securities of unaffiliated issuers                   (33)      (10)
   ----------------------------------------------------------------------------------------
   Financial futures contracts                                               --        --
   Foreign currency                                                          --        --
   ----------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in value of:
   Unaffiliated investment securities                                        --        --
   ----------------------------------------------------------------------------------------
   Financial futures contracts                                               --        --
   Foreign currency                                                          --        --
   ========================================================================================
Net gain (loss) on investments                                              (33)      (10)
===========================================================================================
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $24,452   $15,514
===========================================================================================

See Notes to Financial Statements

                                             38


STATEMENTS OF OPERATIONS

NEUBERGER BERMAN INCOME FUNDS                                          HIGH INCOME  LIMITED MATURITY      MUNICIPAL
(000'S OMITTED)                                                         BOND FUND       BOND FUND     SECURITIES TRUST

INVESTMENT INCOME
INCOME (NOTE A):
Interest income-unaffiliated issuers                                     $47,352         $7,442            $1,381
Income from securities loaned--net (Note F)                                  234             --                --
----------------------------------------------------------------------------------------------------------------------
Income from investments in affiliated issuers (Note F)                       539             --                --
======================================================================================================================
Total income                                                              48,125          7,442             1,381
======================================================================================================================

EXPENSES:
Investment management fees (Note B)                                        3,117            414                82
Administration fees (Note B)                                                 390             99                20
----------------------------------------------------------------------------------------------------------------------
Administration fees (Note B):
   Investor Class                                                          1,363            310                68
   -------------------------------------------------------------------------------------------------------------------
   Trust Class                                                                --             79                --
Shareholder servicing agent fees:
----------------------------------------------------------------------------------------------------------------------
   Investor Class                                                            401            113                29
   Trust Class                                                                --             21                --
   -------------------------------------------------------------------------------------------------------------------
Audit fees                                                                    42             41                41
----------------------------------------------------------------------------------------------------------------------
Custodian fees (Note B)                                                      234            132                36
Insurance expense                                                             37              9                 2
----------------------------------------------------------------------------------------------------------------------
Legal fees                                                                    54             50                42
Registration and filing fees                                                  28             47                30
----------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                           86             18                 6
Trustees' fees and expenses                                                   31             30                30
----------------------------------------------------------------------------------------------------------------------
Miscellaneous                                                                 60             15                 6
======================================================================================================================
Total expenses                                                             5,843          1,378               392

Expenses reimbursed by administrator (Note B)                                 --           (191)             (177)
Investment management fees waived (Notes A & B)                               (9)            --                --
Expenses reduced by custodian fee expense offset arrangement (Note B)        (29)            (9)               (2)
======================================================================================================================
Total net expenses                                                         5,805          1,178               213
======================================================================================================================
Net investment income (loss)                                              42,320          6,264             1,168
======================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)

Net realized gain (loss) on:
   Sales of investment securities of unaffiliated issuers                (16,526)          (823)              126
   -------------------------------------------------------------------------------------------------------------------
   Financial futures contracts                                                --             41                --
   Foreign currency                                                           --           (241)               --
   -------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in value of:
   Unaffiliated investment securities                                     15,068          1,656                86
   -------------------------------------------------------------------------------------------------------------------
   Financial futures contracts                                                --             29                --
   Foreign currency                                                           --            (44)               --
   ===================================================================================================================
Net gain (loss) on investments                                            (1,458)           618               212
======================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          $40,862         $6,882            $1,380
======================================================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

                                                                             CASH RESERVES          GOVERNMENT MONEY FUND
                                                                      -----------------------------------------------------
NEUBERGER BERMAN INCOME FUNDS                                            YEAR          YEAR          YEAR          YEAR
                                                                         ENDED         ENDED         ENDED         ENDED
                                                                      OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                                                          2006          2005          2006          2005
(000'S OMITTED)

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                           $  24,485     $  11,786     $  15,524     $   9,987
Net realized gain (loss) on investments                                      (33)          (11)          (10)           (2)
---------------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments           --            --            --            --
===========================================================================================================================
Net increase (decrease) in net assets resulting from operations           24,452        11,775        15,514         9,985
===========================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
NET INVESTMENT INCOME:
Investor Class                                                           (24,485)      (11,786)      (15,524)       (9,987)
Trust Class                                                                   --            --            --            --
---------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS:
Investor Class                                                                --            --            --            --
Total distributions to shareholders                                      (24,485)      (11,786)      (15,524)       (9,987)
===========================================================================================================================
FROM FUND SHARE TRANSACTIONS (NOTE D):
PROCEEDS FROM SHARES SOLD:
Investor Class                                                           796,495       682,200       740,009       726,079
Trust Class                                                                   --            --            --            --
---------------------------------------------------------------------------------------------------------------------------
PROCEEDS FROM REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:
Investor Class                                                            14,143         5,828         2,441         1,388
Trust Class                                                                   --            --            --            --
---------------------------------------------------------------------------------------------------------------------------
PAYMENTS FOR SHARES REDEEMED:
Investor Class                                                          (684,710)     (689,285)     (855,804)     (772,915)
Trust Class                                                                   --            --            --            --
===========================================================================================================================
Net increase (decrease) from Fund share transactions                     125,928        (1,257)     (113,354)      (45,448)
===========================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS                                    125,895        (1,268)     (113,364)      (45,450)
NET ASSETS:
Beginning of year                                                        479,963       481,231       409,268       454,718
===========================================================================================================================
End of year                                                            $ 605,858     $ 479,963     $ 295,904     $ 409,268
===========================================================================================================================
Undistributed net investment income (loss) at end of year              $       4     $       4     $      --     $      --
===========================================================================================================================
Distributions in excess of net investment income at end of year        $      --     $      --     $      --     $      --
===========================================================================================================================

See Notes to Financial Statements

                                                                                           NEUBERGER BERMAN OCTOBER 31, 2006

                                                                        HIGH INCOME BOND FUND     LIMITED MATURITY BOND FUND
                                                                      ---------------------------------------------------------
NEUBERGER BERMAN INCOME FUNDS                                            YEAR          YEAR           YEAR          YEAR
                                                                         ENDED         ENDED          ENDED         ENDED
                                                                      OCTOBER 31,   OCTOBER 31,    OCTOBER 31,   OCTOBER 31,
                                                                          2006          2005           2006          2005
(000'S OMITTED)

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                           $  42,320     $  49,232      $  6,264       $  4,869
Net realized gain (loss) on investments                                  (16,526)       (3,954)       (1,023)          (609)
-------------------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments       15,068       (35,975)        1,641         (2,974)
===============================================================================================================================
Net increase (decrease) in net assets resulting from operations           40,862         9,303         6,882          1,286
===============================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
NET INVESTMENT INCOME:
Investor Class                                                           (42,445)      (49,232)       (6,508)        (5,893)
Trust Class                                                                   --            --          (775)          (837)
-------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS:
Investor Class                                                                --            --            --             --
Total distributions to shareholders                                      (42,445)      (49,232)       (7,283)        (6,730)
===============================================================================================================================
FROM FUND SHARE TRANSACTIONS (NOTE D):
PROCEEDS FROM SHARES SOLD:
Investor Class                                                           182,483       441,424        18,507         24,916
Trust Class                                                                   --            --         4,183          6,127
-------------------------------------------------------------------------------------------------------------------------------
PROCEEDS FROM REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:
Investor Class                                                            38,915        44,181         6,086          5,521
Trust Class                                                                   --            --           744            811
-------------------------------------------------------------------------------------------------------------------------------
PAYMENTS FOR SHARES REDEEMED:
Investor Class                                                          (411,231)     (479,210)      (67,970)       (36,488)
Trust Class                                                                   --            --        (8,420)       (13,120)
===============================================================================================================================
Net increase (decrease) from Fund share transactions                    (189,833)        6,395       (46,870)       (12,233)
===============================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS                                   (191,416)      (33,534)      (47,271)       (17,677)
NET ASSETS:
Beginning of year                                                        779,699       813,233       171,951        189,628
===============================================================================================================================
End of year                                                            $ 588,283     $ 779,699      $124,680       $171,951
===============================================================================================================================
Undistributed net investment income (loss) at end of year              $      --     $      25      $    168       $    184
===============================================================================================================================
Distributions in excess of net investment income at end of year        $    (100)    $      --      $     --       $     --
===============================================================================================================================

                                                                      MUNICIPAL SECURITIES TRUST
                                                                      --------------------------
NEUBERGER BERMAN INCOME FUNDS                                             YEAR          YEAR
                                                                          ENDED         ENDED
                                                                       OCTOBER 31,   OCTOBER 31,
                                                                           2006          2005
(000'S OMITTED)

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                             $ 1,168       $ 1,226
------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                      126           159
Change in net unrealized appreciation (depreciation) of investments           86        (1,425)
================================================================================================
Net increase (decrease) in net assets resulting from operations            1,380           (40)
================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
NET INVESTMENT INCOME:
Investor Class                                                            (1,168)       (1,226)
Trust Class                                                                   --            --
------------------------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS:
Investor Class                                                              (158)         (226)
Total distributions to shareholders                                       (1,326)       (1,452)
================================================================================================
FROM FUND SHARE TRANSACTIONS (NOTE D):
PROCEEDS FROM SHARES SOLD:
Investor Class                                                             4,122         4,948
Trust Class                                                                   --            --
------------------------------------------------------------------------------------------------
PROCEEDS FROM REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:
Investor Class                                                             1,101         1,271
Trust Class                                                                   --            --
------------------------------------------------------------------------------------------------
PAYMENTS FOR SHARES REDEEMED:
Investor Class                                                            (6,870)       (8,150)
Trust Class                                                                   --            --
================================================================================================
Net increase (decrease) from Fund share transactions                      (1,647)       (1,931)
================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS                                     (1,593)       (3,423)
NET ASSETS:
Beginning of year                                                         33,686        37,109
================================================================================================
End of year                                                              $32,093       $33,686
================================================================================================
Undistributed net investment income (loss) at end of year                    $--       $    --
================================================================================================
Distributions in excess of net investment income at end of year              $--       $    --
================================================================================================

NOTES TO FINANCIAL STATEMENTS INCOME FUNDS

     NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Neuberger Berman Cash Reserves ("Cash Reserves"), Neuberger Berman Government Money Fund ("Government Money"), Neuberger Berman High Income Bond Fund ("High Income"), Neuberger Berman Limited Maturity Bond Fund ("Limited Maturity"), and Neuberger Berman Municipal Securities Trust ("Municipal Securities Trust") (individually a "Fund", collectively, the "Funds") are separate operating series of Neuberger Berman Income Funds (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated December 23, 1992. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). All of the Funds offer Investor Class shares and Limited Maturity also offers Trust Class shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

     It is the policy of Cash Reserves and Government Money to maintain a continuous net asset value per share of $1.00; each of these Funds has adopted certain investment, valuation, and dividend and distribution policies, which conform to general industry practice, to enable it to do so. However, there is no assurance each of these Funds will be able to maintain a stable net asset value per share. Each of these Funds complies with Rule 2a-7 of the 1940 Act.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3 FOREIGN CURRENCY TRANSLATION: High Income and Limited Maturity may invest in foreign securities denominated in foreign currency. The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and (for High Income and Limited Maturity, foreign currency transactions), if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations.

5 INCOME TAX INFORMATION: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund as a whole. The Funds may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

     As determined on October 31, 2006, permanent differences resulting primarily from different book and tax accounting for amortization of bond premium, paydown gains and losses, expiration of capital loss carryforwards, and foreign currency gains and losses (for Limited Maturity) were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of each Fund.

     The tax character of distributions paid during the years ended October 31, 2006 and October 31, 2005 were as follows:

                                             DISTRIBUTIONS PAID FROM:

                                                                                        LONG-TERM
                                   TAXABLE INCOME           TAX-EXEMPT INCOME          CAPITAL GAIN               TOTAL
                                 2006          2005         2006         2005        2006      2005         2006          2005
CASH RESERVES                $24,484,476   $11,786,263   $       --   $       --   $    --   $     --   $24,484,476   $11,786,263
GOVERNMENT MONEY              15,523,659     9,987,018           --           --        --         --    15,523,659     9,987,018
HIGH INCOME                   42,445,085    49,232,483           --           --        --         --    42,445,085    49,232,483
LIMITED MATURITY               7,282,810     6,729,866           --           --        --         --     7,282,810     6,729,866
MUNICIPAL SECURITIES TRUST           309        58,183    1,167,212    1,226,282   157,909    167,792     1,325,430     1,452,257

     As of October 31, 2006, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

                             UNDISTRIBUTED   UNDISTRIBUTED   UNDISTRIBUTED     UNREALIZED          LOSS
                                ORDINARY       TAX-EXEMPT      LONG-TERM      APPRECIATION    CARRYFORWARDS
                                 INCOME          INCOME           GAIN       (DEPRECIATION)   AND DEFERRALS       TOTAL
CASH RESERVES                   $977,500        $    --         $     --       $        --    $    (43,922)   $    933,578
GOVERNMENT MONEY                 933,653             --               --                --         (27,430)        906,223
HIGH INCOME                      181,177             --               --         4,368,112     (27,538,641)    (22,989,352)
LIMITED MATURITY                 205,527             --               --        (1,136,927)    (20,663,539)    (21,594,939)
MUNICIPAL SECURITIES TRUST            --         17,266          125,735           589,561              --         732,562

NOTES TO FINANCIAL STATEMENTS INCOME FUNDS CONT'D

     The differences between book basis and tax basis distributable earnings are attributable primarily to timing differences of distribution payments, timing differences of wash sales, mark to market on certain foreign currency transactions, capital loss carryforwards, and amortization of bond premium.

     To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. As determined on October 31, 2006, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

                      EXPIRING IN:
                          2007         2008        2009        2010      2011      2012         2013          2014
CASH RESERVES          $       --   $       --   $     --   $       --    $--   $       --   $   10,879   $    33,043
GOVERNMENT MONEY               --           --         --           --     --       14,846        2,086        10,498
HIGH INCOME(1)          2,845,092    2,021,774    923,187    1,332,365     --           --    3,865,877    16,550,346
LIMITED MATURITY(2)     5,146,514    7,177,986    456,883           --     --    2,468,731    3,168,736     2,244,689

     (1) Of the total capital loss carryforwards shown above for High Income, $5,790,053 was acquired on September 6, 2002 in the merger with Neuberger Berman High Yield Bond Fund. The use of these losses to offset future gains may be limited in a given year.

     (2) Of the total capital loss carryforwards shown above for Limited Maturity, $1,470,666 was acquired on February 9, 2001 in a tax-free reorganization. The use of these losses to offset future gains may be limited in a given year.

6 DISTRIBUTIONS TO SHAREHOLDERS: Each Fund earns income, net of expenses, daily on its investments. It is the policy of each Fund to declare distributions from net investment income on each business day; such distributions are paid monthly. Distributions from net realized capital gains, if any, are generally distributed in December. Distributions to shareholders are recorded on the ex-date.

7 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributed to a Fund are allocated among the funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Fund or the Trust are allocated among the Funds and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

8 FINANCIAL FUTURES CONTRACTS: High Income, Limited Maturity, and Municipal Securities Trust may each buy and sell financial futures contracts to hedge against changes in securities prices resulting from changes in prevailing interest rates. At the time a Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin,"

                                               NEUBERGER BERMAN OCTOBER 31, 2006

     ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Funds as unrealized gains or losses.

     Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

     For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

     During the year ended October 31, 2006, High Income and Municipal Securities Trust did not enter into any financial futures contracts. During the year ended October 31, 2006, Limited Maturity entered into financial futures contracts. At October 31, 2006, open positions in financial futures contracts were:

                                                                     UNREALIZED
     EXPIRATION                  OPEN CONTRACTS          POSITION   APPRECIATION
     December 2006      57 U.S. Treasury Notes, 2 Year     Long        $28,600

     At October 31, 2006, Limited Maturity had deposited $76,000 in Fannie Mae Whole Loan, 10.10%, due 11/25/06, in a segregated account to cover margin requirements on open futures contracts.

9 FORWARD FOREIGN CURRENCY CONTRACTS: High Income and Limited Maturity may each enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions on settlement date. Fluctuations in the value of such contracts are recorded for financial reporting purposes as unrealized gains or losses by each Fund until the contractual settlement date. Neither Fund has a specific limitation on the percentage of assets which may be committed to these types of contracts, but neither Fund may invest more than 25% of its net assets in foreign securities denominated in or indexed to foreign currencies. The Funds could be exposed to risks if a counter party to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency

NOTES TO FINANCIAL STATEMENTS INCOME FUNDS CONT'D

     underlying all contractual commitments held by each Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

10 SECURITY LENDING: Since 2005, a third party, eSecLending, has assisted High Income and Limited Maturity in conducting a bidding process to attempt to identify agents/principals that would pay a guaranteed amount to each Fund in consideration of that Fund entering into an exclusive securities lending arrangement. Pursuant to such arrangements, eSecLending currently acts as lending agent for these Funds. Currently, Limited Maturity is not guaranteed any particular level of income from the program.

     Under the securities lending arrangements arranged through eSecLending, each Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Each Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board.

     Net income from the applicable lending program represents the guaranteed amount, if applicable, plus income earned on the cash collateral invested in Quality Fund or in other investments, if applicable, less cash collateral fees and other expenses associated with the loans. For the year ended October 31, 2006, High Income received net income under the securities lending arrangements of approximately $234,000, which is reflected in the Statement of Operations under the caption "Income from securities loaned-net." For the year ended October 31, 2006, "Income from securities loaned-net" consisted of approximately $3,772,000 in income earned on cash collateral and guaranteed amounts (including approximately $3,435,000 of interest income earned from the Quality Fund), less fees and expenses paid of approximately $3,538,000.

11 REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. Each Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. Each Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

12 DOLLAR ROLLS: High Income and Limited Maturity may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, a Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before this repurchase, a Fund forgoes principal and interest payments on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in a Fund's net asset value and may be viewed as a form of leverage. There is a risk that the counter party will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund.

13 OTHER: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

                                               NEUBERGER BERMAN OCTOBER 31, 2006

14   TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT INC.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds may invest in a money market fund managed by Management or an affiliate. The Funds invest in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Funds invest in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the year ended October 31, 2006, management fees waived under this Arrangement with respect to High Income amounted to $9,238, which is reflected in the Statements of Operations under the caption "Investment management fees waived." For the year ended October 31, 2006, income earned under this Arrangement with respect to High Income amounted to $539,242, which is reflected in the Statements of Operations under the caption "Income from investments in affiliated issuers."

15 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

     NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

     Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund (except High Income) pays Management a fee at the annual rate of 0.25% of the first $500 million of that Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion. High Income pays Management a fee for investment management services at the annual rate of 0.48% of the Fund's average daily net assets. Effective December 27, 2004, Cash Reserves and Government Money pay Management a fee for investment management services at the annual rate of 0.10% of each Fund's average daily net assets. Management has voluntarily agreed to waive its management fee in the amount of 0.02% of the average daily net assets of Cash Reserves and Government Money. Management may, at its sole discretion, terminate this agreement without notice to the Funds. For the year ended October 31, 2006, such waived fees amounted to $110,037 and $72,877 for Cash Reserves and Government Money, respectively.

     Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, each Fund's Investor Class pays Management an administration fee at the annual rate of 0.21% of its average daily net assets and the Trust Class of Limited Maturity pays Management an administration fee at the annual rate of 0.44% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration

NOTES TO FINANCIAL STATEMENTS INCOME FUNDS CONT'D

     Agreement. Management pays State Street a fee for all services received under the agreement.

     Management has contractually undertaken to reimburse operating expenses (including fees payable to Management but excluding interest, taxes, brokerage commissions, and extraordinary expenses) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

                                                                          CONTRACTUAL
                                                                      REIMBURSEMENT FROM
                                           CONTRACTUAL                MANAGEMENT FOR THE
                                             EXPENSE                      YEAR ENDED
CLASS                                      LIMITATION(1)  EXPIRATION   OCTOBER 31, 2006
CASH RESERVES INVESTOR CLASS                    0.65%      10/31/09        $     --
HIGH INCOME BOND FUND INVESTOR CLASS            1.00%      10/31/09              --
LIMITED MATURITY BOND FUND INVESTOR CLASS       0.70%      10/31/09         144,034
LIMITED MATURITY BOND FUND TRUST CLASS          0.80%      10/31/09          47,206
MUNICIPAL SECURITIES TRUST INVESTOR CLASS       0.65%      10/31/09         176,704

(1) Expense limitation per annum of the respective class' average daily net assets.

The Investor Classes of Cash Reserves, High Income, Limited Maturity and Municipal Securities Trust and the Trust Class of Limited Maturity have agreed to repay Management for their excess Operating Expenses previously reimbursed by Management, pursuant to a contractual expense limitation, so long as their annual Operating Expenses during that period do not exceed their respective expense limitations, and the repayments are made within three years after the year in which Management issued the reimbursement. During the year ended October 31, 2006, there was no reimbursement to Management. At October 31, 2006, contingent liabilities to Management under the agreement were as follows:

                                           EXPIRING IN:
                                               2007        2008      2009      TOTAL
LIMITED MATURITY BOND FUND INVESTOR CLASS    $118,706    $145,616  $144,034  $408,356
LIMITED MATURITY BOND FUND TRUST CLASS         47,081      49,486    47,206   143,773
MUNICIPAL SECURITIES TRUST INVESTOR CLASS     156,342     157,589   176,704   490,635

Management and Neuberger Berman, LLC ("Neuberger"), a member firm of the New York Stock Exchange and sub-adviser to each Fund, are wholly owned subsidiaries of Lehman Brothers Holdings Inc., a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to each Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

Each Fund also has a distribution agreement with Management with respect to each class of shares. Management receives no compensation therefor and no commissions for sales or redemptions of shares of beneficial interest of each share class.

Each Fund has an expense offset arrangement in connection with its custodian contract. For the year ended October 31, 2006, the impact of this arrangement was a reduction of expenses of $11,813, $6,106, $29,339, $9,246, and $1,987 for
Cash Reserves, Government Money, High Income, Limited Maturity, and Municipal Securities Trust, respectively.

                                               NEUBERGER BERMAN OCTOBER 31, 2006

NOTE C--SECURITIES TRANSACTIONS:

Cost of purchases and proceeds of sales and maturities of long-term securities (excluding short-term securities, financial futures contracts, and foreign currency contracts) for the year ended October 31, 2006 were as follows:

                                          PURCHASES
                             PURCHASES    EXCLUDING                             SALES AND
                              OF U.S.        U.S.           SALES AND           MATURITIES
                             GOVERNMENT   GOVERNMENT   MATURITIES OF U.S.     EXCLUDING U.S.
                             AND AGENCY   AND AGENCY     GOVERNMENT AND      GOVERNMENT AND
                            OBLIGATIONS   OBLIGATIONS  AGENCY OBLIGATIONS  AGENCY OBLIGATIONS
HIGH INCOME                 $        --  $855,070,496     $        --         $963,133,985
LIMITED MATURITY             38,373,061    79,819,844      56,444,613           98,348,445
MUNICIPAL SECURITIES TRUST           --     8,926,561              --           10,481,435

All securities transactions for Cash Reserves and Government Money were short-term.

During the year ended October 31, 2006, Limited Maturity had entered into various contracts to deliver currencies at specified future dates. At October 31, 2006, open contracts were as follows:

                                                          NET UNREALIZED
       CONTRACTS TO  IN EXCHANGE  SETTLEMENT               APPRECIATION
BUY      DELIVER         FOR         DATE        VALUE    (DEPRECIATION)
Euro  1,417,000 EUR   $1,805,286   12/12/06   $1,813,898      $8,612

                                                          NET UNREALIZED
       CONTRACTS TO  IN EXCHANGE  SETTLEMENT               APPRECIATION
SELL     DELIVER         FOR         DATE        VALUE    (DEPRECIATION)
Euro  6,633,000 EUR   $8,450,575   12/12/06   $8,490,890     ($40,315)

NOTE D--FUND SHARE TRANSACTIONS:

Share activity for the years ended October 31, 2006 and October 31, 2005 was as follows:

                                 FOR THE YEAR ENDED OCTOBER 31, 2006            FOR THE YEAR ENDED OCTOBER 31, 2005
                                 -----------------------------------            ------------------------------------
                                          SHARES                                       SHARES
                                        ISSUED ON                                    ISSUED ON
                                       REINVESTMENT                                 REINVESTMENT
                                       OF DIVIDENDS                                 OF DIVIDENDS
                              SHARES       AND         SHARES               SHARES       AND         SHARES
   (000'S OMITTED)            SOLD    DISTRIBUTIONS   REDEEMED    TOTAL      SOLD   DISTRIBUTIONS   REDEEMED    TOTAL

CASH RESERVES:
Investor Class               796,495      14,143     (684,710)   125,928   682,200      5,828      (689,285)   (1,257)
GOVERNMENT MONEY:
Investor Class               740,009       2,441     (855,804)  (113,354)  726,079      1,388      (772,915)  (45,448)
HIGH INCOME:
Investor Class                20,191       4,309      (45,459)   (20,959)   47,164      4,746       (51,466)      444
LIMITED MATURITY:
Investor Class                 2,040         670       (7,473)    (4,763)    2,691        597        (3,939)     (651)
Trust Class                      483          86         (971)      (402)      694         92        (1,485)     (699)
MUNICIPAL SECURITIES TRUST:
Investor Class                   365          98         (611)      (148)      427        110          (705)     (168)

NOTES TO FINANCIAL STATEMENTS INCOME FUNDS CONT'D

NOTE E--LINE OF CREDIT:

At October 31, 2006, High Income and Limited Maturity were participants in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at an overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.07% per annum of the available line of credit is charged, of which each Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. High Income and Limited Maturity had no loans outstanding pursuant to this line of credit at October 31, 2006. During the year ended October 31, 2006, High Income and Limited Maturity did not utilize this line of credit.

NOTE F--INVESTMENTS IN AFFILIATES*:

HIGH INCOME:

                                                                                           INCOME FROM
                      BALANCE OF                               BALANCE OF                INVESTMENTS IN
                        SHARES                       GROSS       SHARES                    AFFILIATED
                         HELD          GROSS         SALES        HELD         VALUE        ISSUERS
                      OCTOBER 31,    PURCHASES        AND      OCTOBER 31,  OCTOBER 31,    INCLUDED IN
NAME OF ISSUER           2005      AND ADDITIONS   REDUCTIONS     2006         2006       TOTAL INCOME
Neuberger Berman
Prime Money
Fund Trust Class**       --         317,093,987   297,646,483   19,447,504  $19,447,504    $  539,242

Neuberger Berman
Securities Lending
Quality Fund, LLC***   51,539,041   476,268,492   480,507,302   47,300,231   47,300,231     3,434,654
                                                                            -----------    ----------
TOTAL                                                                       $66,747,735    $3,973,896
                                                                            -----------    ----------

*    Affiliated issuers, as defined in the 1940 Act.

** Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board Members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

*** The Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loans as approved by the Board. Because all shares of the Quality Fund are held by funds in the related investment management complex, the Quality Fund may be considered an affiliate of the Fund.

                                               NEUBERGER BERMAN OCTOBER 31, 2006

     NOTE G--RECENT ACCOUNTING PRONOUNCEMENTS:

     On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 clarifies the accounting for income taxes, by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. FIN 48 requires that a "more-likely-than-not" threshold be met before the benefit of a tax position may be recognized in the financial statements and prescribes how such benefit should be measured. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, Management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

     In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Funds' financial position or results of operations.

FINANCIAL HIGHLIGHTS CASH RESERVES

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

INVESTOR CLASS                                                               YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------
                                                                2006        2005        2004      2003      2002
NET ASSET VALUE, BEGINNING OF YEAR                            $1.0000     $1.0000     $1.0000   $1.0000   $1.0001
                                                              -------     -------     -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)                                    .0441       .0239       .0056     .0066     .0154
NET GAINS OR LOSSES ON SECURITIES                              (.0000)     (.0000)      .0000     .0000    (.0000)
                                                              -------     -------     -------   -------   -------
TOTAL FROM INVESTMENT OPERATIONS                                .0441       .0239       .0056     .0066     .0154
                                                              -------     -------     -------   -------   -------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                          (.0441)     (.0239)     (.0056)   (.0066)   (.0154)
NET CAPITAL GAINS                                                  --          --      (.0000)       --    (.0001)
                                                              -------     -------     -------   -------   -------
TOTAL DISTRIBUTIONS                                            (.0441)     (.0239)     (.0056)   (.0066)   (.0155)
                                                              -------     -------     -------   -------   -------
NET ASSET VALUE, END OF YEAR                                  $1.0000     $1.0000     $1.0000   $1.0000   $1.0000
                                                              -------     -------     -------   -------   -------
TOTAL RETURN++                                                  +4.50%      +2.42%       +.57%     +.66%    +1.56%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR (IN MILLIONS)                         $ 605.9     $ 480.0     $ 481.2   $ 617.7   $ 842.0
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                    .45%        .49%        .63%      .59%      .60%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                       .45%+++     .49%+++     .63%      .59%      .60%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS      4.45%       2.40%        .55%      .68%     1.54%

See Notes to Financial Highlights

                                               NEUBERGER BERMAN OCTOBER 31, 2006

FINANCIAL HIGHLIGHTS GOVERNMENT MONEY FUND

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

INVESTOR CLASS                                                              YEAR ENDED OCTOBER 31,

                                                                2006      2005      2004      2003       2002
NET ASSET VALUE, BEGINNING OF YEAR                            $1.0000   $1.0000   $1.0000   $ 1.0000   $ 1.0000
                                                              -------   -------   -------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)                                    .0429     .0230     .0060      .0078      .0149
NET GAINS OR LOSSES ON SECURITIES                              (.0000)   (.0000)    .0000      .0000      .0000
                                                              -------   -------   -------   --------   --------
TOTAL FROM INVESTMENT OPERATIONS                                .0429     .0230     .0060      .0078      .0149
                                                              -------   -------   -------   --------   --------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                          (.0429)   (.0230)   (.0060)    (.0078)    (.0149)
NET CAPITAL GAINS                                                  --        --    (.0000)    (.0000)    (.0000)
                                                              -------   -------   -------   --------   --------
TOTAL DISTRIBUTIONS                                            (.0429)   (.0230)   (.0060)    (.0078)    (.0149)
                                                              -------   -------   -------   --------   --------
NET ASSET VALUE, END OF YEAR                                  $1.0000   $1.0000   $1.0000   $ 1.0000   $ 1.0000
                                                              -------   -------   -------   --------   --------
TOTAL RETURN++                                                  +4.38%    +2.33%     +.61%      +.78%     +1.50%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR (IN MILLIONS)                         $ 295.9   $ 409.3   $ 454.7   $1,078.3   $1,345.2
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                    .46%      .48%      .49%       .45%       .47%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS+++                    .45%      .47%      .49%       .45%       .47%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS      4.26%     2.25%      .57%       .78%      1.45%

See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS HIGH INCOME BOND FUND

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

                                                                                        TEN MONTHS       YEAR
                                                                                           ENDED         ENDED
INVESTOR CLASS[3]                                       YEAR ENDED OCTOBER 31,          OCTOBER 31,   DECEMBER 31,
                                                  2006      2005     2004     2003         2002!          2001
NET ASSET VALUE, BEGINNING OF PERIOD             $ 9.10    $ 9.54   $ 9.25   $  8.81    $ 9.03        $ 8.90
                                                 ------    ------   ------   -------    ------        ------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)                        .59@      .55@     .58@      .60@      .52@[1]       .69
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                  (.02)     (.44)     .29       .44      (.21)[1]       .12
                                                 ------    ------   ------   -------    ------        ------
TOTAL FROM INVESTMENT OPERATIONS                    .57       .11      .87      1.04       .31           .81
                                                 ------    ------   ------   -------    ------        ------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                              (.59)     (.55)    (.58)     (.60)     (.53)         (.68)
                                                 ------    ------   ------   -------    ------        ------
NET ASSET VALUE, END OF PERIOD                   $ 9.08    $ 9.10   $ 9.54   $  9.25    $ 8.81        $ 9.03
                                                 ------    ------   ------   -------    ------        ------
TOTAL RETURN++                                    +6.53%    +1.17%   +9.68%   +12.14%    +3.52%**      +9.27%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)          $588.3    $779.7   $813.2   $ 519.7    $148.6        $ 92.8
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#      .90%      .91%     .90%      .90%     1.00%*        1.00%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS         .89%+++   .91%     .90%      .90%***  1.00%*+++     1.00%+++
RATIO OF NET INVESTMENT INCOME (LOSS) TO
   AVERAGE  NET ASSETS                             6.52%     5.88%    6.16%     6.54%     6.96%*[1]     7.54%
PORTFOLIO TURNOVER RATE                             136%       63%      79%      148%       95%++++**     85%

See Notes to Financial Highlights

                                               NEUBERGER BERMAN OCTOBER 31, 2006

FINANCIAL HIGHLIGHTS LIMITED MATURITY BOND FUND

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

INVESTOR CLASS                                            YEAR ENDED OCTOBER 31,
                                                  2006     2005     2004     2003     2002
NET ASSET VALUE, BEGINNING OF YEAR               $ 9.13   $ 9.41   $ 9.61   $ 9.65   $ 9.78
                                                 ------   ------   ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)@                       .35      .25      .24      .28      .43[1]
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                   .03     (.18)    (.11)     .03     (.11)##[1]
                                                 ------   ------   ------   ------   ------
TOTAL FROM INVESTMENT OPERATIONS                    .38      .07      .13      .31      .32
                                                 ------   ------   ------   ------   ------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                              (.40)    (.35)    (.33)    (.35)    (.45)
                                                 ------   ------   ------   ------   ------
NET ASSET VALUE, END OF YEAR                     $ 9.11   $ 9.13   $ 9.41   $ 9.61   $ 9.65
                                                 ------   ------   ------   ------   ------
TOTAL RETURN++                                    +4.28%    +.77%   +1.43%   +3.23%   +3.42%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR (IN MILLIONS)            $108.1   $151.8   $162.6   $199.4   $220.3
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#      .71%     .71%     .70%     .70%     .70%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS+++      .70%     .70%     .70%     .70%     .70%
RATIO OF NET INVESTMENT INCOME (LOSS) TO
   AVERAGE NET ASSETS                              3.80%    2.75%    2.49%    2.88%    4.44%[1]
PORTFOLIO TURNOVER RATE                              74%     166%      94%     129%     140%

TRUST CLASS                                                YEAR ENDED OCTOBER 31,
                                                  2006     2005     2004     2003     2002
NET ASSET VALUE, BEGINNING OF YEAR               $ 8.70   $ 8.97   $ 9.15   $ 9.20   $ 9.32
                                                 ------   ------   ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)@                       .32      .23      .22      .26      .40[1]
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                   .03     (.17)    (.09)     .01     (.10)##[1]
                                                 ------   ------   ------   ------   ------
TOTAL FROM INVESTMENT OPERATIONS                    .35      .06      .13      .27      .30
                                                 ------   ------   ------   ------   ------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                              (.37)    (.33)    (.31)    (.32)    (.42)
                                                 ------   ------   ------   ------   ------
NET ASSET VALUE, END OF YEAR                     $ 8.68   $ 8.70   $ 8.97   $ 9.15   $ 9.20
                                                 ------   ------   ------   ------   ------
TOTAL RETURN++                                    +4.16%    +.64%   +1.44%   +3.00%   +3.35%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR (IN MILLIONS)            $ 16.6   $ 20.1   $ 27.0   $ 36.5   $ 42.9
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#      .81%     .81%     .80%     .80%     .80%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS+++      .80%     .81%     .80%     .80%     .80%
RATIO OF NET INVESTMENT INCOME (LOSS) TO
   AVERAGE NET ASSETS                              3.69%    2.64%    2.38%    2.80%    4.31%[1]
PORTFOLIO TURNOVER RATE                              74%     166%      94%     129%     140%

See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS MUNICIPAL SECURITIES TRUST

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

INVESTOR CLASS
                                                             YEAR ENDED OCTOBER 31,
                                                 ----------------------------------------------
                                                  2006      2005      2004      2003      2002
NET ASSET VALUE, BEGINNING OF YEAR               $11.33    $11.81    $11.86    $11.80    $11.62
                                                 ------    ------    ------    ------    ------

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)@                       .40       .40       .40       .40       .43
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                   .08      (.41)     (.00)      .12       .18
                                                 ------    ------    ------    ------    ------
TOTAL FROM INVESTMENT OPERATIONS                    .48      (.01)      .40       .52       .61
                                                 ------    ------    ------    ------    ------

LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                              (.40)     (.40)     (.40)     (.40)     (.43)
NET CAPITAL GAINS                                  (.05)     (.07)     (.05)     (.06)       --
                                                 ------    ------    ------    ------    ------
TOTAL DISTRIBUTIONS                                (.45)     (.47)     (.45)     (.46)     (.43)
                                                 ------    ------    ------    ------    ------
NET ASSET VALUE, END OF YEAR                     $11.36    $11.33    $11.81    $11.86    $11.80
                                                 ------    ------    ------    ------    ------
TOTAL RETURN++                                     4.38%     (.09)%  +3.43%     +4.50%    +5.35%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR (IN MILLIONS)            $ 32.1    $ 33.7    $ 37.1    $ 42.3    $ 37.9
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#      .66%      .66%      .65%      .65%      .65%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS+++      .65%      .66%      .65%      .65%      .65%
RATIO OF NET INVESTMENT INCOME (LOSS)
   TO AVERAGE NET ASSETS                           3.56%     3.44%     3.40%     3.37%     3.67%
PORTFOLIO TURNOVER RATE                              28%       16%        8%       12%       17%

See Notes to Financial Highlights

                                               NEUBERGER BERMAN OCTOBER 31, 2006

NOTES TO FINANCIAL HIGHLIGHTS INCOME FUNDS

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. For each Fund, total return would have been lower if Management had not reimbursed and/or waived certain expenses.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

## The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the year because of the timing of sales and repurchases of Fund shares.

+++ After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

                                                 YEAR ENDED OCTOBER 31,
                                           2006    2005    2004    2003    2002
CASH RESERVES INVESTOR CLASS                .47%    .51%     --      --      --
GOVERNMENT MONEY FUND INVESTOR CLASS        .47%    .49%    .58%    .57%    .55%
LIMITED MATURITY BOND FUND INVESTOR CLASS   .80%    .80%    .77%    .74%    .73%
LIMITED MATURITY BOND FUND TRUST CLASS     1.06%   1.02%    .95%    .93%    .92%
MUNICIPAL SECURITIES TRUST INVESTOR CLASS  1.19%   1.10%   1.06%    .98%   1.10%

                                                                     TEN MONTHS
                                               YEAR ENDED              ENDED      YEAR ENDED
                                               OCTOBER 31,          OCTOBER 31,  DECEMBER 31,
                                       2006    2005   2004   2003       2002         2001
HIGH INCOME BOND FUND INVESTOR CLASS    .90%     --     --     --      1.31%         1.15%

** After reimbursement of expenses previously paid by Management. Had Management not been reimbursed, the annualized ratio of net expenses to average daily net assets would have been:

                                                                      YEAR ENDED
                                                                     OCTOBER 31,
                                                                        2003
HIGH INCOME BOND FUND INVESTOR CLASS                                     .90%

++++ Portfolio turnover excludes purchases and sales of securities by Neuberger
     Berman High Yield Bond Fund prior to the date of its merger with High
     Income.

*    Annualized.

***  Not annualized.

@ The per share amounts which are shown for the periods ended October 31, 2002 and thereafter, have been calculated based on the average number of shares outstanding during each fiscal period.

! Effective after the close of business on September 6, 2002, Management succeeded Lipper & Company, L.L.C., as the Fund's investment manager.

NOTES TO FINANCIAL HIGHLIGHTS INCOME FUNDS CONT'D

[1] As required, effective November 1, 2001, in accordance with GAAP, the Fund began amortizing premium and discount on debt securities. Accordingly, for the year ended October 31, 2002, the per share amounts and ratios shown decreased or increased as follows:

HIGH INCOME BOND FUND INVESTOR CLASS

                                                                TEN MONTHS ENDED
                                                                   OCTOBER 31,
                                                                       2002
NET INVESTMENT INCOME                                                 (.01)
NET GAINS OR LOSSES ON SECURITIES                                      .01
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                  (.19%)

LIMITED MATURITY BOND FUND INVESTOR CLASS

                                                                     YEAR ENDED
                                                                     OCTOBER 31,
                                                                        2002
NET INVESTMENT INCOME                                                 (.02)
NET GAINS OR LOSSES ON SECURITIES                                      .02
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                  (.26%)

LIMITED MATURITY BOND FUND TRUST CLASS

                                                                     YEAR ENDED
                                                                     OCTOBER 31,
                                                                        2002
NET INVESTMENT INCOME                                                 (.02)
NET GAINS OR LOSSES ON SECURITIES                                      .02
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                  (.26%)

[3] The financial highlights for the periods ended December 31, 2001 and prior are those of the Premier Shares of Lipper High Income, and have been audited by other auditors whose report dated February 25, 2002 expressed an unqualified opinion. The financial highlights for the ten-month period ended October 31, 2002 include the income and expenses attributable to the Lipper High Income Premier Shares for the period from January 1, 2002 through September 6, 2002 and the income and expenses of High Income, thereafter.

                                               NEUBERGER BERMAN OCTOBER 31, 2006

REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Neuberger Berman Income Funds and Shareholders of Neuberger Berman Cash Reserves
Neuberger Berman Government Money Fund
Neuberger Berman High Income Bond Fund
Neuberger Berman Limited Maturity Bond Fund
Neuberger Berman Municipal Securities Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Neuberger Berman Cash Reserves, Neuberger Berman Government Money Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Limited Maturity Bond Fund, and Neuberger Berman Municipal Securities Trust, five of the series constituting the Neuberger Berman Income Funds (the "Trust"), as of October 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned series of Neuberger Berman Income Funds at October 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                              /s/ Ernst & Young LLP

Boston, Massachusetts
December 8, 2006

DIRECTORY

INVESTMENT MANAGER, ADMINISTRATOR AND DISTRIBUTOR
Neuberger Berman Management Inc.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Institutional Services 800.366.6264

SUB-ADVISER
Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN AND SHAREHOLDER SERVICING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

FOR INVESTOR CLASS SHAREHOLDERS
ADDRESS CORRESPONDENCE TO:
Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

FOR TRUST CLASS SHAREHOLDERS
ADDRESS CORRESPONDENCE TO:
Neuberger Berman Management Inc.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
Attn: Institutional Services
800.366.6264

LEGAL COUNSEL
Kirkpatrick & Lockhart Nicholson Graham LLP
1601 K Street NW
Washington, DC 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

                                               NEUBERGER BERMAN OCTOBER 31, 2006

TRUSTEE AND OFFICER INFORMATION

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

INFORMATION ABOUT THE BOARD OF TRUSTEES
                                                                                  NUMBER OF
                                                                                PORTFOLIOS IN
                             POSITION AND                                       FUND COMPLEX
                            LENGTH OF TIME                                       OVERSEEN BY       OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS(1)      SERVED(2)        PRINCIPAL OCCUPATION(S)(3)     FUND TRUSTEE(4)       FUND COMPLEX BY FUND TRUSTEE
-------------------------   --------------   -------------------------------   ---------------   -----------------------------------
INDEPENDENT FUND TRUSTEES
John Cannon (76)            Trustee since    Consultant; formerly, Chairman,          56         Independent Trustee or Director of
                            1994             CDC Investment Advisers                             three series of Oppenheimer Funds:
                                             (registered investment                              Limited Term New York Municipal
                                             adviser), 1993 to January 1999;                     Fund, Rochester Fund Municipals,
                                             formerly, President and Chief                       and Oppenheimer Convertible
                                             Executive Officer, AMA                              Securities Fund since 1992.
                                             Investment Advisors, an
                                             affiliate of the American
                                             Medical Association.

Faith Colish (71)           Trustee since    Counsel, Carter Ledyard &                56         Advisory Director, ABA Retirement
                            2000             Milburn LLP (law firm) since                        Funds (formerly, American Bar
                                             October 2002; formerly,                             Retirement Association (ABRA))
                                             Attorney-at-Law and President,                      since 1997 (not-for-profit
                                             Faith Colish, A Professional                        membership association).
                                             Corporation, 1980 to 2002.

C. Anne Harvey (69)         Trustee since    President, C.A. Harvey                   56         Formerly, President, Board of
                            2000             Associates since October 2001;                      Associates to The National
                                             formerly, Director, AARP, 1978                      Rehabilitation Hospital's Board of
                                             to December 2001.                                   Directors, 2001 to 2002; formerly,
                                                                                                 Member, Individual Investors
                                                                                                 Advisory Committee to the New York
                                                                                                 Stock Exchange Board of Directors,
                                                                                                 1998 to June 2002.

Robert A. Kavesh (79)       Trustee since    Marcus Nadler Professor                  56         Director, The Caring Community
                            1993             Emeritus of Finance and                             (not-for-profit); formerly,
                                             Economics, New York University                      Director, DEL Laboratories, Inc.
                                             Stern School of Business;                           (cosmetics and pharmaceuticals),
                                             formerly, Executive                                 1978 to 2004; formerly, Director,
                                             Secretary-Treasurer, American                       Apple Bank for Savings, 1979 to
                                             Finance Association, 1961 to                        1990; formerly, Director, Western
                                             1979.                                               Pacific Industries, Inc., 1972 to
                                                                                                 1986 (public company).


TRUSTEE AND OFFICER INFORMATION CONT'D

                                                                                  NUMBER OF
                                                                                PORTFOLIOS IN
                             POSITION AND                                       FUND COMPLEX
                            LENGTH OF TIME                                       OVERSEEN BY       OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS(1)      SERVED(2)        PRINCIPAL OCCUPATION(S)(3)     FUND TRUSTEE(4)       FUND COMPLEX BY FUND TRUSTEE
-------------------------   --------------   -------------------------------   ---------------   -----------------------------------
Howard A. Mileaf (69)       Trustee since    Retired; formerly, Vice                  56         Director, Webfinancial Corporation
                            2000             President and General Counsel,                      (holding company) since December
                                             WHX Corporation (holding                            2002; formerly, Director WHX
                                             company), 1993 to 2001.                             Corporation (holding company),
                                                                                                 January 2002 to June 2005;
                                                                                                 formerly, Director, State Theatre
                                                                                                 of New Jersey (not-for-profit
                                                                                                 theater), 2000 to 2005; formerly,
                                                                                                 Director, Kevlin Corporation
                                                                                                 (manufacturer of microwave and
                                                                                                 other products).

Edward I. O'Brien (78)      Trustee since    Formerly, Member, Investment             56         Director, Legg Mason, Inc.
                            2000             Policy Committee, Edward Jones,                     (financial services holding
                                             1993 to 2001; President,                            company) since 1993; formerly,
                                             Securities Industry Association                     Director, Boston Financial Group
                                             ("SIA") (securities industry's                      (real estate and tax shelters),
                                             representative in government                        1993 to 1999.
                                             relations and regulatory
                                             matters at the federal and
                                             state levels), 1974 to 1992;
                                             Adviser to SIA, November 1992
                                             to November 1993.

William E. Rulon (74)       Trustee since    Retired; formerly, Senior Vice           56         Formerly, Director, Pro-Kids Golf
                            1993             President, Foodmaker, Inc.                          and Learning Academy (teach golf
                                             (operator and franchiser of                         and computer usage to "at risk"
                                             restaurants) until January                          children), 1998 to 2006; formerly,
                                             1997.                                               Director, Prandium, Inc.
                                                                                                 (restaurants), March 2001 to July
                                                                                                 2002.

Cornelius T. Ryan (75)      Trustee since    Founding General Partner,                56         None.
                            2000             Oxford Partners and Oxford
                                             Bioscience Partners (venture
                                             capital investing) and
                                             President, Oxford Venture
                                             Corporation since 1981.



                                                                                                 NEUBERGER BERMAN OCTOBER 31, 2006

                                                                                  NUMBER OF
                                                                                PORTFOLIOS IN
                             POSITION AND                                       FUND COMPLEX
                            LENGTH OF TIME                                       OVERSEEN BY       OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS(1)      SERVED(2)        PRINCIPAL OCCUPATION(S)(3)     FUND TRUSTEE(4)       FUND COMPLEX BY FUND TRUSTEE
-------------------------   --------------   -------------------------------   ---------------   -----------------------------------
Tom D. Seip (56)            Trustee since    General Partner, Seip                    56         Director, H&R Block, Inc.
                            2000; Lead       Investments LP (a private                           (financial services company) since
                            Independent      investment partnership);                            May 2001; Director, America One
                            Trustee          formerly, President and CEO,                        Foundation since 1998; formerly,
                            beginning 2006   Westaff, Inc. (temporary                            Director, Forward Management, Inc.
                                             staffing), May 2001 to January                      (asset management company), 1999 to
                                             2002; formerly, Senior                              2006; formerly Director, E-Bay
                                             Executive at the Charles Schwab                     Zoological Society, 1999 to 2003;
                                             Corporation, 1983 to 1999,                          formerly, Director, General Magic
                                             including Chief Executive                           (voice recognition software), 2001
                                             Officer, Charles Schwab                             to 2002; formerly, Director,
                                             Investment Management, Inc. and                     E-Finance Corporation (credit
                                             Trustee, Schwab Family of Funds                     decisioning services), 1999 to
                                             and Schwab Investments, 1997 to                     2003; formerly, Director,
                                             1998, and Executive Vice                            Save-Daily.com (micro investing
                                             President-Retail Brokerage,                         services), 1999 to 2003.
                                             Charles Schwab Investment
                                             Management, 1994 to 1997.

Candace L. Straight (59)    Trustee since    Private investor and consultant          56         Director, Montpelier Re
                            1993             specializing in the insurance                       (reinsurance company) since 2006;
                                             industry; formerly, Advisory                        Director, National Atlantic
                                             Director, Securitas Capital LLC                     Holdings Corporation (property and
                                             (a global private equity                            casualty insurance company) since
                                             investment firm dedicated to                        2004; Director, The Proformance
                                             making investments in the                           Insurance Company (personal lines
                                             insurance sector), 1998 to                          property and casualty insurance
                                             December 2003.                                      company) since March 2004;
                                                                                                 formerly, Director, Providence
                                                                                                 Washington Insurance Company
                                                                                                 (property and casualty insurance
                                                                                                 company), December 1998 to March
                                                                                                 2006; formerly, Director, Summit
                                                                                                 Global Partners (insurance
                                                                                                 brokerage firm), 2000 to 2005.

TRUSTEE AND OFFICER INFORMATION CONT'D

                                                                                  NUMBER OF
                                                                                PORTFOLIOS IN
                             POSITION AND                                       FUND COMPLEX
                            LENGTH OF TIME                                       OVERSEEN BY       OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS(1)      SERVED(2)        PRINCIPAL OCCUPATION(S)(3)     FUND TRUSTEE(4)       FUND COMPLEX BY FUND TRUSTEE
-------------------------   --------------   -------------------------------   ---------------   -----------------------------------
Peter P. Trapp (62)         Trustee since    Regional Manager for                     56         None.
                            2000             Mid-Southern Region, Ford Motor
                                             Credit Company since September
                                             1997; formerly, President, Ford
                                             Life Insurance Company, April
                                             1995 to August 1997.

FUND TRUSTEES WHO ARE "INTERESTED PERSONS"

Jack L. Rivkin* (66)        President and    Executive Vice President and             56         Director, Dale Carnegie and
                            Trustee since    Chief Investment Officer,                           Associates, Inc. (private company)
                            2002             Neuberger Berman Inc. (holding                      since 1998; Director, Solbright,
                                             company) since 2002 and 2003,                       Inc. (private company) since 1998.
                                             respectively; Managing Director
                                             and Chief Investment Officer,
                                             Neuberger since December 2005
                                             and 2003, respectively;
                                             formerly, Executive Vice
                                             President, Neuberger, December
                                             2002 to 2005; Director and
                                             Chairman, Management since
                                             December 2002; formerly,
                                             Executive Vice President,
                                             Citigroup Investments, Inc.,
                                             September 1995 to February
                                             2002; formerly, Executive Vice
                                             President, Citigroup Inc.,
                                             September 1995 to February
                                             2002.


                                                                                                 NEUBERGER BERMAN OCTOBER 31, 2006

                                                                                  NUMBER OF
                                                                                PORTFOLIOS IN
                             POSITION AND                                       FUND COMPLEX
                            LENGTH OF TIME                                       OVERSEEN BY       OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS(1)      SERVED(2)        PRINCIPAL OCCUPATION(S)(3)     FUND TRUSTEE(4)       FUND COMPLEX BY FUND TRUSTEE
-------------------------   --------------   -------------------------------   ---------------   -----------------------------------
Peter E. Sundman* (47)      Chairman of      Executive Vice President,                56         Director and Vice President,
                            the Board and    Neuberger Berman Inc. (holding                      Neuberger & Berman Agency, Inc.
                            Trustee since    company) since 1999; Head of                        since 2000; formerly, Director,
                            2000; Chief      Neuberger Berman Inc.'s Mutual                      Neuberger Berman Inc. (holding
                            Executive        Funds Business (since 1999) and                     company), October 1999 to March
                            Officer since    Institutional Business (1999 to                     2003; Trustee, Frost Valley YMCA;
                            1999;            October 2005); responsible for                      Trustee, College of Wooster.
                            President from   Managed Accounts Business and
                            1999 to 2000     intermediary distribution since
                                             October 1999; President and
                                             Director, Management since
                                             1999; Managing Director,
                                             Neuberger since 2005; formerly,
                                             Executive Vice President,
                                             Neuberger, 1999 to December
                                             2005; formerly, Principal,
                                             Neuberger, 1997 to 1999;
                                             formerly, Senior Vice
                                             President, Management, 1996 to
                                             1999.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4) For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

* Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of Management and Neuberger.

TRUSTEE AND OFFICER INFORMATION

INFORMATION ABOUT THE OFFICERS OF THE TRUST

                                       POSITION AND
NAME, AGE, AND ADDRESS(1)        LENGTH OF TIME SERVED(2)                        PRINCIPAL OCCUPATION(S)(3)
-----------------------------------------------------------------------------------------------------------------------
Andrew B. Allard (45)       Anti-Money Laundering Compliance     Senior Vice President, Neuberger since 2006; Deputy
                            Officer since 2002                   General Counsel, Neuberger since 2004; formerly, Vice
                                                                 President, Neuberger, 2000 to 2006; formerly,
                                                                 Associate General Counsel, Neuberger, 1999 to 2004;
                                                                 Anti-Money Laundering Compliance Officer, fifteen
                                                                 registered investment companies for which Management
                                                                 acts as investment manager and administrator (seven
                                                                 since 2002, three since 2003, four since 2004 and one
                                                                 since 2005) and one registered investment company for
                                                                 which Lehman Brothers Asset Management Inc. acts as
                                                                 investment adviser (since 2006).

Michael J. Bradler (36)     Assistant Treasurer since 2005       Vice President, Neuberger since 2006; Employee,
                                                                 Management since 1997; Assistant Treasurer, fifteen
                                                                 registered investment companies for which Management
                                                                 acts as investment manager and administrator (fifteen
                                                                 since 2005) and one registered investment company for
                                                                 which Lehman Brothers Asset Management Inc. acts as
                                                                 investment adviser (since 2006).

Claudia A. Brandon (50)     Secretary since 1985                 Vice President-Mutual Fund Board Relations, Management
                                                                 since 2000 and Assistant Secretary since 2004; Vice
                                                                 President, Neuberger since 2002 and Employee since
                                                                 1999; Secretary, fifteen registered investment
                                                                 companies for which Management acts as investment
                                                                 manager and administrator (three since 1985, four
                                                                 since 2002, three since 2003, four since 2004 and one
                                                                 since 2005) and one registered investment company for
                                                                 which Lehman Brothers Asset Management Inc. acts as
                                                                 investment adviser (since 2006).

                                                                                     NEUBERGER BERMAN OCTOBER 31, 2006
                                       POSITION AND
NAME, AGE, AND ADDRESS(1)        LENGTH OF TIME SERVED(2)                      PRINCIPAL OCCUPATION(S)(3)
-----------------------------------------------------------------------------------------------------------------------
Robert Conti (50)           Vice President since 2000            Senior Vice President, Neuberger since 2003; formerly,
                                                                 Vice President, Neuberger, 1999 to 2003; Senior Vice
                                                                 President, Management since 2000; Vice President,
                                                                 fifteen registered investment companies for which
                                                                 Management acts as investment manager and
                                                                 administrator (three since 2000, four since 2002,
                                                                 three since 2003, four since 2004 and one since 2005)
                                                                 and one registered investment company for which Lehman
                                                                 Brothers Asset Management Inc. acts as investment
                                                                 adviser (since 2006).

Brian J. Gaffney (53)       Vice President since 2000            Managing Director, Neuberger since 1999; Senior Vice
                                                                 President, Management since 2000; Vice President,
                                                                 fifteen registered investment companies for which
                                                                 Management acts as investment manager and
                                                                 administrator (three since 2000, four since 2002,
                                                                 three since 2003, four since 2004 and one since 2005)
                                                                 and one registered investment company for which Lehman
                                                                 Brothers Asset Management Inc. acts as investment
                                                                 adviser (since 2006).

Maxine L. Gerson (56)       Chief Legal Officer since 2005       Senior Vice President, Neuberger since 2002; Deputy
                            (only for purposes of sections 307   General Counsel and Assistant Secretary, Neuberger
                            and 406 of the Sarbanes-Oxley Act    since 2001; formerly, Vice President, Neuberger, 2001
                            of 2002)                             to 2002; formerly, Associate General Counsel,
                                                                 Neuberger, 2001; formerly, Counsel, Neuberger, 2000;
                                                                 Secretary and General Counsel, Management since 2004;
                                                                 Chief Legal Officer (only for purposes of sections 307
                                                                 and 406 of the Sarbanes-Oxley Act of 2002), fifteen
                                                                 registered investment companies for which Management
                                                                 acts as investment manager and administrator (fifteen
                                                                 since 2005) and one registered investment company for
                                                                 which Lehman Brothers Asset Management Inc. acts as
                                                                 investment adviser (since 2006).

Sheila R. James (41)        Assistant Secretary since 2002       Employee, Neuberger since 1999; Assistant Secretary,
                                                                 fifteen registered investment companies for which
                                                                 Management acts as investment manager and
                                                                 administrator (seven since 2002, three since 2003,
                                                                 four since 2004 and one since 2005) and one registered
                                                                 investment company for which Lehman Brothers Asset
                                                                 Management Inc. acts as investment adviser (since
                                                                 2006).

TRUSTEE AND OFFICER INFORMATION CONT'D

                                       POSITION AND
NAME, AGE, AND ADDRESS(1)        LENGTH OF TIME SERVED(2)                      PRINCIPAL OCCUPATION(S)(3)
-----------------------------------------------------------------------------------------------------------------------
Kevin Lyons (51)            Assistant Secretary since 2003       Employee, Neuberger since 1999; Assistant Secretary,
                                                                 fifteen registered investment companies for which
                                                                 Management acts as investment manager and
                                                                 administrator (ten since 2003, four since 2004 and one
                                                                 since 2005) and one registered investment company for
                                                                 which Lehman Brothers Asset Management Inc. acts as
                                                                 investment adviser (since 2006).

John M. McGovern (36)       Treasurer and Principal Financial    Vice President, Neuberger since 2004; Employee,
                            and Accounting Officer since 2005;   Management since 1993; Treasurer and Principal
                            prior thereto, Assistant Treasurer   Financial and Accounting Officer, fifteen registered
                            since 2002                           investment companies for which Management acts as
                                                                 investment manager and administrator (fifteen since
                                                                 2005) and one registered investment company for which
                                                                 Lehman Brothers Asset Management Inc. acts as
                                                                 investment adviser (since 2006); formerly, Assistant
                                                                 Treasurer, fifteen registered investment companies for
                                                                 which Management acts as investment manager and
                                                                 administrator, 2002 to 2005.

Frank Rosato (35)           Assistant Treasurer since 2005       Vice President, Neuberger since 2006; Employee,
                                                                 Management since 1995; Assistant Treasurer, fifteen
                                                                 registered investment companies for which Management
                                                                 acts as investment manager and administrator (fifteen
                                                                 since 2005) and one registered investment company for
                                                                 which Lehman Brothers Asset Management Inc. acts as
                                                                 investment adviser (since 2006).

Frederic B. Soule (60)      Vice President since 2000            Senior Vice President, Neuberger since 2003; formerly,
                                                                 Vice President, Neuberger, 1999 to 2003; Vice
                                                                 President, fifteen registered investment companies for
                                                                 which Management acts as investment manager and
                                                                 administrator (three since 2000, four since 2002,
                                                                 three since 2003, four since 2004 and one since 2005)
                                                                 and one registered investment company for which Lehman
                                                                 Brothers Asset Management Inc. acts as investment
                                                                 adviser (since 2006).

                                                                                     NEUBERGER BERMAN OCTOBER 31, 2006

                                      POSITION AND
NAME, AGE, AND ADDRESS(1)       LENGTH OF TIME SERVED(2)                       PRINCIPAL OCCUPATION(S)(3)
-----------------------------------------------------------------------------------------------------------------------
Chamaine Williams (35)      Chief Compliance Officer since       Vice President, Lehman Brothers Inc. since 2003; Chief
                            2005                                 Compliance Officer, fifteen registered investment
                                                                 companies for which Management acts as investment
                                                                 manager and administrator (fifteen since 2005) and one
                                                                 registered investment company for which Lehman
                                                                 Brothers Asset Management Inc. acts as investment
                                                                 adviser (since 2005); Chief Compliance Officer, Lehman
                                                                 Brothers Asset Management Inc. since 2003; Chief
                                                                 Compliance Officer, Lehman Brothers Alternative
                                                                 Investment Management LLC since 2003; formerly, Vice
                                                                 President, UBS Global Asset Management (US) Inc.
                                                                 (formerly, Mitchell Hutchins Asset Management, a
                                                                 wholly-owned subsidiary of PaineWebber Inc.), 1997 to
                                                                 2003.

----------
(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

                                               NEUBERGER BERMAN OCTOBER 31, 2006

NOTICE TO SHAREHOLDERS

Under most state tax laws, mutual fund dividends which are derived from direct investments in U.S. Government obligations are not taxable, as long as a Fund meets certain requirements. Some states require that a Fund must provide shareholders with a written notice, within 60 days of the close of a Fund's taxable year, designating the portion of the dividends which represents interest which those states consider to have been earned on U.S. Government obligations. The chart below shows the percentage of income derived from such investments for the twelve months ended October 31, 2006. This information should not be used to complete your tax returns.

                                             OTHER DIRECT U.S.   OTHER INDIRECT U.S.
                             U.S. TREASURY      GOVERNMENT           GOVERNMENT        REPURCHASE
NEUBERGER BERMAN              OBLIGATIONS       OBLIGATIONS          OBLIGATIONS       AGREEMENTS
-------------------------------------------------------------------------------------------------
GOVERNMENT MONEY FUND             0.1%              62.9%                37.0%             0.0%
CASH RESERVES                     0.0                0.4                  0.3              0.0
LIMITED MATURITY BOND FUND        0.3                5.0                  3.1              2.4
HIGH INCOME BOND FUND             0.0                0.0                  0.0              0.3

In January 2007, you will receive information to be used in filing your 2006 tax returns, which will include a notice of the exact tax status of all dividends paid to you by each Fund during calendar year 2006. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

Neuberger Berman Municipal Securities Trust hereby designates $157,909 as a capital gain distribution.

For the fiscal year ended October 31, 2006, the percentage representing the portion of distributions from net investment income, which are exempt from federal income tax, other than alternative minimum tax for the Neuberger Berman Municipal Securities Trust Fund is 99.97%.

BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS

At a meeting held on September 27, 2006, the Board of Trustees ("Board") of Neuberger Berman Income Funds, including the Trustees who are not "interested persons" of the Trust ("Independent Fund Trustees"), approved continuance of the Management and Sub-Advisory Agreements ("Agreements") for Neuberger Berman Cash Reserves, Neuberger Berman Government Money Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Limited Maturity Bond Fund and Neuberger Berman Municipal Securities Trust (each a "Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Neuberger Berman Management Inc. ("Management") and Neuberger Berman, LLC ("Neuberger") in response to questions submitted by counsel to the Independent Fund Trustees, and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the performance of each Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services provided and profits historically realized by Management and its affiliates from the relationship with the Funds; (4) the extent to which economies of scale might be realized as each Fund grows; and (5) whether fee levels reflect those potential economies of scale for the benefit of investors in each Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements and whether the Agreements were in the best interests of each Fund and its shareholders. The Board considered the nature, extent and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Funds.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of each Fund and the degree of risk undertaken by the portfolio manager(s). The Board considered the experience and staffing of portfolio management and the investment research personnel of Management and Neuberger dedicated to performing services for the Funds. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocations of portfolio transactions for the Funds. The Board considered the quality of trade execution provided by Management and its affiliates. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

With respect to the performance of each Fund, the Board considered the short-, intermediate- and long-term performance of each Fund relative to its benchmark and a peer group of investment companies pursuing broadly similar strategies. The Board also considered long-term performance in relation to the degree of risk undertaken by the portfolio manager(s). In the case of those Funds that had underperformed their peer group and/or relevant market indices, the Board discussed each Fund's performance with Management and discussed steps that Management had taken, or intended to take, to improve each Fund's performance. The Board also considered Management's resources and responsiveness with respect to the Funds that experienced lagging performance.

With respect to the overall fairness of the Agreements, the Board considered the fee structure of the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates. The Board also considered the profitability of Management and its affiliates from their association with the Funds.

BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS CONT'D

The Board reviewed a comparison of each Fund's management fee and overall expense ratio to a peer group of comparable funds. The Board considered the mean and median of the management fees and expense ratios of the peer group. Where a Fund's management fee was higher than the peer group mean and/or median, the Board considered whether specific portfolio management or administration needs contributed to the higher fee. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is reflective of an "at cost" basis and there is no profit to Neuberger with regard to these fees.

The Board considered each Fund's overall expenses in relation to the overall expenses of the peer group mean and median. In addition, the Board considered the contractual limits on Fund expenses undertaken by Management for Neuberger Berman Cash Reserves, Neuberger Berman High Income Bond Fund, Neuberger Berman Limited Maturity Bond Fund and Neuberger Berman Municipal Securities Trust, and the management fee waivers undertaken for Neuberger Berman Cash Reserves and Neuberger Berman Government Money Fund. The Board noted that Management incurred a loss on Neuberger Berman Municipal Securities Trust on an after-tax basis.

The Board considered whether there were other funds that were sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with similar investment objectives, policies and strategies as the Funds. The Board noted that there were no comparable sub-advised funds. The Board compared the fees charged to comparable separate accounts to the fees charged to the Funds at various asset levels. The Board considered the appropriateness and reasonableness of the differences between the fees charged between each Fund and the comparable separate accounts and determined that the differences in fees were consistent with the management and other services provided.

The Board also evaluated any actual or anticipated economies of scale in relation to the services Management provides to each Fund. The Board considered whether each Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Funds were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to each Fund, the Board reviewed specific data as to Management's profit or loss on each Fund for a recent period and the trend in profit or loss over recent years. The Board also carefully examined Management's cost allocation methodology and had an independent consultant review the methodology. It also reviewed an analysis from an independent data service on investment management profitability margins. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Funds and, based on its review, concluded it was satisfied that Management's level of profitability from its relationship with the Funds was not excessive.

CONCLUSIONS

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interest of each Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to each Fund; the performance of each Fund was satisfactory over time or, in the case of underperforming Funds, that it retained confidence in Management's and Neuberger's capabilities to manage the Funds; that each Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services expected to be provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Funds were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to each Fund.

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

                   This page has been left blank intentionally

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

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY

NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
SHAREHOLDER SERVICES
800.877.9700
INSTITUTIONAL SERVICES
800.366.6264
www.nb.com

[GRAPHIC] BO778 12/06

ANNUAL REPORT
OCTOBER 31, 2006

LEHMAN BROTHERS
CORE BOND FUND

NEUBERGER BERMAN
INVESTOR CLASS SHARES

LEHMAN BROTHERS
INSTITUTIONAL CLASS SHARES

                                               NEUBERGER BERMAN OCTOBER 31, 2006
CONTENTS

CHAIRMEN'S LETTER                                                              2
PORTFOLIO COMMENTARY                                                           3
FUND EXPENSE INFORMATION                                                       7
SCHEDULE OF INVESTMENTS                                                        8
FINANCIAL STATEMENTS                                                          17
FINANCIAL HIGHLIGHTS PER SHARE DATA                                           29
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                       31
DIRECTORY                                                                     32
TRUSTEES AND OFFICERS                                                         33
PROXY VOTING POLICIES AND PROCEDURES                                          42
QUARTERLY PORTFOLIO SCHEDULE                                                  42
NOTICE TO SHAREHOLDERS                                                        43
BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS             44

CHAIRMEN'S LETTER

[GRAPHIC]

Dear Shareholder,

We are pleased to present to you this annual report for the Lehman Brothers Core Bond Fund for the period from November 1, 2005 through October 31, 2006. The report includes portfolio commentary, a listing of the Fund's investments, and their audited financial statements for the reporting period.

The Fund seeks to maximize total return through a combination of income and capital appreciation. We endeavor to add value with a distinct process for managing the portfolio's positioning with respect to interest rates, credit and volatility.

The managers have remained cautious in the face of continued uncertainty in the bond markets, but positioned the portfolio to take advantage of the bond rally that occurred in the second half of the reporting period. In their efforts, the goal of the managers has been to protect client principal and add opportunistically to return.

Thank you for investing in the Lehman Brothers Core Bond Fund. We appreciate the trust you have placed in us and we will do our very best to continue earning it.

Sincerely,


/s/ Peter Sundman
---------------------------------------
PETER SUNDMAN
CHAIRMAN OF THE BOARD
NEUBERGER BERMAN INCOME FUNDS


/s/ Brad Tank
---------------------------------------
BRAD TANK
CHAIRMAN OF THE BOARD
LEHMAN BROTHERS ASSET MANAGEMENT

                                               NEUBERGER BERMAN OCTOBER 31, 2006

LEHMAN BROTHERS CORE BOND FUND PORTFOLIO COMMENTARY

For the 12 months ended October 31, 2006, Lehman Brothers Core Bond Fund's Lehman Brothers Institutional Class shares returned 5.52% and its Neuberger Berman Investor Class shares returned 5.21%, compared to a return of 5.19% for the Lehman Brothers U.S. Aggregate Index, the Fund's benchmark.

Throughout the fourth quarter of calendar 2005, investors became increasingly preoccupied with the potential for an inversion of the yield curve (in which long-term bond yields dip below short-term yields). The curve eventually did invert in late December, for the first time since 2000. An inverted yield curve has traditionally been interpreted as a sign of impending recession. However, after deepening in February, the inversion began to reverse as long-term rates finally began to grind upwards. This long-awaited rise in rates was largely the result of an increase in "real rates" (excluding the impact of inflation), which were at historically low levels given full employment, a strong economy, and a rise in inflation expectations. By the end of March, the curve had returned to a more normal shape for this point in its cycle.

Through April and May, the shape of the yield curve remained relatively stable, but in June, the bond market began a strong rally. Over the last five months of the reporting period, yields declined roughly 50 basis points, driven by a combination of slower economic growth and the realization of a long-anticipated pause in the Federal Reserve's two-year tightening campaign.

We believe that the bond market rally over the last several months has been due to a change in investor sentiment about the economy, and that the market is overly optimistic in assuming aggressive near-term rate cuts by the Fed. After raising rates 17 times in succession, the Fed has held the Fed Funds rate steady at 5.25% at each of its last three meetings. Chairman Ben Bernanke has repeatedly warned market participants not to make assumptions about the future path of interest rates; the minutes of recent Fed meetings reveal ongoing concern over the risks of inflation, and there continues to be at least one Fed governor advocating further tightening.

We began the fiscal year with duration at the benchmark level. Then, in response to the rally, we shortened the portfolio's duration modestly. We believe that the market is pricing in a much weaker economy and a more aggressive Fed response going forward than we think is likely.

In November 2005, we established an approximately 10% overweight in mortgage-backed securities, which added to returns for several months. However, we eliminated the overweight beginning in February, as yield spreads in the sector began to narrow sharply. Subsequently, after some spread widening, we reestablished our mortgage overweight. We also added to our corporate holdings as some attractive new issues came to market.

Other strategies remained largely unchanged over the period, with exposures at or near benchmark levels. Our holdings in mortgage-backed securities, as indicated above, continue to make up a large part of the portfolio, with 48.5% of the portfolio held in this sector at the end of the reporting period. Corporate debt holdings increased, to end the period at 19.3%, up from 10.2% a year ago. Holdings in U.S. Treasury securities ended the period at 5.5%, roughly on a par with U.S. government agencies, which made up 10.2% of the portfolio.

Looking forward, although economic growth has clearly slowed from its earlier trend, we believe that it should meet its historical long-term rate of 2 1/2% in 2007. Core inflation has risen sharply over the last six months, and with strains from resource utilization remaining a concern, there is still some likelihood that inflation will increase further in 2006.

Guidance from the Federal Reserve indicates that the Fed will continue to be data dependant in considering further tightening, if any. Bond yields have declined on average 50 basis points since late June, and current rate levels reflect the market's expectations for significant Fed easing. Long-term real rates remain significantly below historical averages.

Our systematic approach to managing risk continues to contribute to the returns of the Fund, and we expect to be able to continue to provide value for our shareholders.

Sincerely,


/s/ Richard W. Knee   /s/ Andrew A. Johnson
-------------------------------------------
RICHARD W. KNEE AND ANDREW JOHNSON
PORTFOLIO CO-MANAGERS

AVERAGE ANNUAL TOTAL RETURN(1),(2),(3)

                 NEUBERGER BERMAN     LEHMAN BROTHERS        LEHMAN BROTHERS
ENDED 10/31/06    INVESTOR CLASS    INSTITUTIONAL CLASS   U.S. AGGREGATE INDEX
1 Year                  5.21%                5.52%                5.19%
5 Year                  4.18%                4.59%                4.51%
10 Year                 5.50%                5.92%                6.26%
Life of Fund            5.49%                5.87%                6.29%
------------------------------------------------------------------------------
Inception Date       2/1/1997            10/1/1995

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT www.nb.com/performance.

COMPARISON OF A $10,000 INVESTMENT

                                     [CHART]

                       NEUBERGER BERMAN   LEHMAN BROTHERS U.S.
                        INVESTOR CLASS       AGGREGATE INDEX
     10/31/1996             $10,000              $10,000
     10/31/1997             $10,822              $10,889
     10/31/1998             $11,673              $11,906
     10/31/1999             $11,673              $11,969
     10/31/2000             $12,349              $12,843
     10/31/2001             $13,917              $14,713
     10/31/2002             $14,633              $15,579
     10/31/2003             $15,296              $16,343
     10/31/2004             $16,075              $17,247
     10/31/2005             $16,232              $17,443
     10/31/2006             $17,078              $18,348

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see Endnotes and Glossary of Indices for additional information.

The 30-day SEC yield of the Neuberger Berman Investor Class shares ending 10/31/06 was 4.61%, and the Lehman Brothers Institutional Class shares was 5.01%.

The composition, industries and holdings of the Fund are subject to change.

RATING SUMMARY

AAA/Government/Government Agency   79.2%
AA                                  5.6
A                                   7.0
BBB                                 5.5
BB                                  0.0
B                                   0.0
CCC                                 0.0
CC                                  0.0
C                                   0.0
D                                   0.0
Not Rated                           0.0
Short Term                          2.7

                                                                OCTOBER 31, 2006

ENDNOTES

 1 Neuberger Berman Management Inc. ("Management") has contractually undertaken to reimburse Lehman Brothers Core Bond Fund so that total annual operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses of the Fund are limited to 0.85% and 0.45% of average daily net assets for the Investor Class and Institutional Class, respectively. The undertakings last until October 31, 2016. The Fund has contractually undertaken to reimburse Management for the excess expenses paid by Management, provided the reimbursements do not cause total annual operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed the above-stated expense limitation and the reimbursements are made within three years after the year that Management incurred the expense. Absent such reimbursements, the performance of each class would have been lower.

     Management has voluntarily agreed to waive its management fee in the amount of 0.25% (0.20% prior to March 1, 2006) of the Fund's average daily net assets through October 31, 2006. Management has agreed to continue this voluntary waiver after this date. If this voluntary waiver was not in place, performance would be lower for the Fund.

 2 One-year and average annual total returns are for the fiscal year ended October 31, 2006. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

 3 The Fund is the successor to Ariel Premier Bond Fund ("Ariel Bond Fund"). The total return data for the periods prior to June 13, 2005 are those of the Ariel Bond Fund Investor Class and Institutional Class. The data reflects performance of Ariel Bond Fund Investor Class for the period February 1, 1997 through June 10, 2005 and the performance of Ariel Bond Fund Institutional Class for the period October 1, 1995 (date of inception) through January 31, 1997. The investment policies, guidelines and restrictions of the Fund are in all respects equivalent to Ariel Bond Fund. Ariel Bond Fund Institutional Class had lower expenses and typically higher returns than Ariel Bond Fund Investor Class. Returns would have been lower if the manager of Ariel Bond Fund had not waived certain of its fees during the periods shown.

GLOSSARY OF INDICES

LEHMAN BROTHERS U.S. AGGREGATE        An unmanaged index that represents the
INDEX:                                U.S. domestic investment grade bond
                                      market. It is comprised of the Lehman
                                      Brothers Government/Corporate Bond Index,
                                      Mortgage-Backed Securities Index, and
                                      Asset-Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index is prepared or obtained by Management and includes reinvestment of all dividends and capital gain distributions. The Fund may invest in securities not included in the index.

                                                                OCTOBER 31, 2006

INFORMATION ABOUT YOUR FUND'S EXPENSES

These tables are designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and cost of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended October 31, 2006 and held for the entire period. The table illustrates the fund's costs in two ways:

ACTUAL EXPENSES AND PERFORMANCE:      The first section of the table provides
                                      information about actual account values
                                      and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 =
                                      8.6), then multiply the result by the
                                      number in the first section of the table under the heading entitled "Expenses Paid
                                      During the Period" to estimate the
                                      expenses you paid over the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON   The second section of the table provides
PURPOSES:                             information about hypothetical account
                                      values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds versus other funds. To do so, compare the expenses shown in this 5%
                                      hypothetical example with the 5%
                                      hypothetical examples that appear in the shareholder reports of other funds.

EXPENSE INFORMATION AS OF 10/31/06 (UNAUDITED)

LEHMAN BROTHERS CORE BOND FUND

                                      BEGINNING     ENDING      EXPENSES
                                       ACCOUNT     ACCOUNT    PAID DURING
ACTUAL                                  VALUE       VALUE     THE PERIOD*
-------------------------------------------------------------------------
Neuberger Berman Investor Class         $1,000    $1,043.20      $4.39
Lehman Brothers Institutional Class     $1,000    $1,045.20      $2.33

HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)**
-------------------------------------------------------------------------
Neuberger Berman Investor Class         $1,000    $1,020.91      $4.34
Lehman Brothers Institutional Class     $1,000    $1,022.92      $2.31

* For each class of the fund, expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

SCHEDULE OF INVESTMENTS LEHMAN BROTHERS CORE BOND FUND

PRINCIPAL AMOUNT                                                         RATING ***         VALUE (+)

(000's OMITTED)                                                         MOODY'S   S&P   (000's OMITTED)

U.S. TREASURY SECURITIES--BACKED BY THE FULL FAITH AND CREDIT
OF THE U.S. GOVERNMENT (5.5%)
$1,220   U.S. Treasury Bonds, 8.13%, due 8/15/19                           TSY    TSY      $1,612&&
 1,990   U.S. Treasury Bonds, 6.00%, due 2/15/26                           TSY    TSY       2,284&&
   210   U.S. Treasury Notes, 3.50%, due 2/15/10                           TSY    TSY         203
   295   U.S. Treasury Strips, due 8/15/14                                 TSY    TSY         206
                                                                                           ------
         TOTAL U.S. TREASURY SECURITIES--BACKED BY THE FULL FAITH AND
         CREDIT OF THE U.S. GOVERNMENT (COST $4,310)                                        4,305
                                                                                           ------
U.S. GOVERNMENT AGENCY SECURITIES (10.2%)
   410   Fannie Mae, Notes, 4.75%, due 2/1/08                              AGY    AGY         409
 4,070   Fannie Mae, Notes, 5.28%, due 2/27/09                             AGY    AGY       4,067
 1,320   Fannie Mae, Notes, 4.30%, due 3/9/09                              AGY    AGY       1,300
   110   Fannie Mae, Notes, 7.25%, due 1/15/10                             AGY    AGY         118
   305   Fannie Mae, Notes, 5.38%, due 7/15/16                             AGY    AGY         314
 1,085   Federal Home Loan Bank, Notes, 4.25%, due 5/16/08                 AGY    AGY       1,074
   700   Federal Home Loan Bank, Bonds, 5.13%, due 6/18/08                 AGY    AGY         702
                                                                                           ------
         TOTAL U.S. GOVERNMENT AGENCY SECURITIES (COST $8,001)                              7,984
                                                                                           ------
MORTGAGE-BACKED SECURITIES (62.5%)
ADJUSTABLE RATE MORTGAGES (21.7%)
   133   Adjustable Rate Mortgage NIM Trust, Ser. 2006-6, Class A,
         6.50%, due 4/27/36                                                        A-         132!
   131   Banc of America Funding Corp., Ser. 2006-G, Class 2A2,
         5.41%, due 11/20/06                                               Aaa    AAA         131|&&
   136   Banc of America Funding Corp., Ser. 2006-G, Class 2A1,
         5.55%, due 11/20/06                                               Aaa    AAA         135|&&
   371   Banc of America Funding Corp., Ser. 2005-F, Class 4A1,
         5.38%, due 9/20/35                                                Aaa    AAA         372
   477   Banc of America Funding Corp., Ser. 2006-A, Class 3A2,
         5.92%, due 2/20/36                                                       AAA         482
   557   Bear Stearns ALT-A Trust, Ser. 2006-3, Class 22A1,
         6.24%, due 5/25/36                                                Aaa    AAA         567
 1,140   Bear Stearns Commercial Mortgage Securities, Inc.,
         Ser. 2005-PWR8, Class A4, 4.67%, due 6/11/41                             Aaa       1,094
   167   Chase Commercial Mortgage Securities Corp.,
         Ser. 2000-3, Class A1, 7.09%, due 10/15/32                               AAA         169
   630   Chase Commercial Mortgage Securities Corp.,
         Ser. 2003-3, Class A2, 7.32%, due 10/15/32                               AAA         671
   305   Countrywide Asset-Backed Certificates, Ser. 2005-IM2,
         Class A3, 5.59%, due 11/25/06                                     Aaa    AAA         305|&&
   191   Credit Suisse First Boston Mortgage Securities Corp.,
         Ser. 2005-CN2A, Class A1, 5.62%, due 11/15/06                     Aaa    AAA         191!|&&
    50   Credit Suisse First Boston Mortgage Securities Corp.,
         Ser. 2005-CN2A, Class A2, 5.72%, due 11/15/06                     Aaa    AAA          50!|&&
   165   Credit Suisse First Boston Mortgage Securities Corp.,
         Ser. 2001-CK6, Class A3, 6.39%, due 8/15/36                       Aaa    AAA         173
   265   Credit Suisse First Boston Mortgage Securities Corp.,
         Ser. 2003-C5, Class A1, 3.09%, due 12/15/36                              AAA         258
   225   Credit Suisse First Boston Mortgage Securities Corp.,
         Ser. 2005-C4, Class A3, 5.12%, due 8/15/38                        Aaa    AAA         224
   160   Credit Suisse/Morgan Stanley Commercial Mortgage Trust,
         Ser. 2006-HC1A, Class A1, 5.51%, due 5/15/23                      Aaa    AAA         160!|&&
   528   First Horizon Mortgage Pass-Through Trust, Ser. 2005-AR5,
         Class 2A1, 5.45%, due 11/25/35                                           AAA         528

                                                                     NEUBERGER BERMAN OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS LEHMAN BROTHERS CORE BOND FUND CONT'D

PRINCIPAL AMOUNT                                                          RATING ***        VALUE (+)
(000's OMITTED)                                                         MOODY'S   S&P   (000's OMITTED)
$  310   GMAC Mortgage Corp. Loan Trust, Ser. 2006-AR1,
         Class 1A1, 5.63%, due 4/19/36                                    Aaa     AAA     $  312
   253   GS Mortgage Securities Corp. II, Ser. 2006-FL8A,
         Class A1, 5.42%, due 12/6/06                                     Aaa     AAA        253!|&&
 1,211   GS Mortgage Securities Corp. II, Ser. 2004-C1,
         Class A1, 3.66%, due 10/10/28                                    Aaa              1,180
   420   GSR Mortgage Loan Trust, Ser. 2005-AR3, Class 6A1,
         5.02%, due 5/25/35                                               Aaa     AAA        417
   687   Harborview Mortgage Loan Trust, Ser. 2006-3, Class 1A1A,
         6.47%, due 6/19/36                                               Aaa     AAA        704
   312   Indymac Index Mortgage Loan Trust, Ser. 2006-AR29,
         Class A1, 5.16%, due 11/25/06                                    Aaa     AAA        312|&&
   370   Indymac Loan Trust, Ser. 2006-L2, Class A1,
         5.37%, due 11/25/06                                              Aaa     AAA        370|&&
   311   Indymac Loan Trust, Ser. 2005-L2, Class A1,
         5.54%, due 11/25/06                                              Aaa     AAA        311|&&
   114   JP Morgan Alternative Loan Trust, Ser. 2006-A3, Class 1A2,
         5.39%, due 11/25/06                                              Aaa     AAA        114|&&
   180   JP Morgan Alternative Loan Trust, Ser. 2006-A6, Class 1A2,
         5.39%, due 11/25/06                                              Aaa     AAA        180|&&
   308   JP Morgan Chase Commercial Mortgage Securities Corp.,
         Ser. 2006-FL1A, Class A1A, 5.41%, due 11/15/06                   Aaa     AAA        308!|&&
   177   JP Morgan Chase Commercial Mortgage Securities Corp.,
         Ser. 2005-FL1A, Class A1, 5.43%, due 11/15/06                    Aaa     AAA        177!|&&
   203   JP Morgan Chase Commercial Mortgage Securities Corp.,
         Ser. 2006-CB11, Class A1, 4.52%, due 8/12/37                     Aaa     AAA        201
   220   JP Morgan Chase Commercial Mortgage Securities Corp.,
         Ser. 2005-LDP3, Class A3, 4.96%, due 8/15/42                     Aaa     AAA        217
   100   JP Morgan Chase Commercial Mortgage Securities Corp.,
         Ser. 2006-CB15, Class A4, 5.81%, due 6/12/43                     Aaa                104
   335   JP Morgan Chase Commercial Mortgage Securities Corp.,
         Ser. 2006-CB14, Class ASB, 5.51%, due 12/12/44                   Aaa     AAA        339
   115   JP Morgan Chase Commercial Mortgage Securities Corp.,
         Ser. 2005-LDP5, Class A4, 5.18%, due 12/15/44                    Aaa     AAA        115
   180   JP Morgan Chase Commercial Mortgage Securities Corp.,
         Ser. 2006-LDP7, Class A4, 5.88%, due 4/15/45                     Aaa     AAA        189
 1,245   JP Morgan Mortgage Trust, Ser. 2005-A3, Class 7CA1,
         5.12%, due 6/25/35                                                       AAA       1,239
   873   LB Commercial Conduit Mortgage Trust, Ser. 1998-C4,
         Class A1B, 6.21%, due 10/15/35                                   Aaa     AAA        886
   409   Master Adjustable Rate Mortgages Trust, Ser. 2005-6,
         Class 3A2, 5.05%, due 7/25/35                                    Aaa     AAA        406
   184   Merrill Lynch Mortgage Trust, Ser. 2005-MKB2, Class A1,
         4.45%, due 9/12/42                                               Aaa     AAA        181
   315   Morgan Stanley Capital I, Ser. 2006-XLF, Class A1,
         5.41%, due 11/15/06                                              Aaa     AAA        315!|&&
   140   Morgan Stanley Capital I,
         Ser. 2005-T17, Class A5, 4.78%, due 12/13/41                             AAA        136!
   369   MortgageIT Trust,
         Ser. 2005-3, Class A1, 5.62%, due 11/25/06                       Aaa     AAA        370|&&
   150   Residential Accredit Loans, Inc.,
         Ser. 2006-QO7, ClassI 3A2, 5.53%, due 11/25/06                   Aaa     AAA        150|&&
   433   Residential Accredit Loans, Inc.,
         Ser. 2005-QA10, Class A31, 5.62%, due 9/25/35                    Aaa     AAA        435
   490   Residential Accredit Loans, Inc.,
         Ser. 2006-QA1, Class A21, 6.00%, due 1/25/36                     Aaa     AAA        496

SCHEDULE OF INVESTMENTS LEHMAN BROTHERS CORE BOND FUND CONT'D

PRINCIPAL AMOUNT                                                           RATING ***        VALUE (+)
(000's OMITTED)                                                          MOODY'S   S&P   (000's OMITTED)
$   132   Thornburg Mortgage Securities Trust, Ser. 2006-2, Class A1B,
          5.37%, due 11/25/06                                              Aaa     AAA     $   131|&&
    471   Wachovia Bank Commercial Mortgage Trust, Ser. 2005-C17,
          Class A1, 4.43%, due 3/15/42                                     Aaa     AAA         465
    330   Wachovia Bank Commercial Mortgage Trust, Ser. 2005-C22,
          Class A4, 5.27%, due 12/15/44                                    Aaa     AAA         331
                                                                                           -------
                                                                                            16,986
                                                                                           -------
FANNIE MAE (37.1%)
    212   Pass-Through Certificates, 6.00%, due 11/1/15                    AGY     AGY         216
  1,712   Pass-Through Certificates, 5.00%, due 3/1/21 - 6/1/36            AGY     AGY       1,658
    183   Pass-Through Certificates, 8.00%, due 10/1/31                    AGY     AGY         194
    197   Pass-Through Certificates, 8.50%, due 4/1/34                     AGY     AGY         209
    730   Pass-Through Certificates, 6.00%, TBA, 30 Year Maturity          AGY     AGY         734&
  8,160   Pass-Through Certificates, 5.00%, TBA, 30 Year Maturity          AGY     AGY       7,877&
  8,225   Pass-Through Certificates, 5.00%, TBA, 15 Year Maturity          AGY     AGY       8,099&
 10,235   Pass-Through Certificates, 5.50%, TBA, 30 Year Maturity          AGY     AGY      10,114&
                                                                                           -------
                                                                                            29,101
                                                                                           -------
FREDDIE MAC (2.2%)
    158   Pass-Through Certificates, 6.50%, due 11/1/25                    AGY     AGY         162
    306   Pass-Through Certificates, 5.79%, due 6/1/36                     AGY     AGY         308
  1,246   Pass-Through Certificates, 5.79%, due 7/1/36                     AGY     AGY       1,254
                                                                                           -------
                                                                                             1,724
                                                                                           -------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (1.5%)
  1,097   Pass-Through Certificates, 8.00%, due 12/15/27                   AGY     AGY       1,164
                                                                                           -------
          TOTAL MORTGAGE-BACKED SECURITIES (COST $48,986)                                   48,975
                                                                                           -------
CORPORATE DEBT SECURITIES (19.3%)
BANK (2.1%)
    380   Bank of America N.A., Subordinated Notes,
          5.75%, due 8/15/16                                               Aa3     A+          387
    255   Bank of America N.A., Subordinated Notes,
          6.00%, due 10/15/36                                              Aa2     AA-         263
    245   JP Morgan Chase Capital XV, Subordinated Notes,
          5.88%, due 3/15/35                                               A1      A-          239
    170   Regions Financial Corp., Senior Notes, 4.50%, due 8/8/08         A1       A          168
    270   SunTrust Bank, Subordinated Notes, 5.00%, due 9/1/15             Aa3     A+          262
    255   Wachovia Corp., Senior Medium-Term Notes, 5.70%, due 8/1/13      Aa3     A+          261
     90   Wells Fargo Bank N.A., Subordinated Notes, 4.75%, due 2/9/15     Aa1     AA           87
                                                                                           -------
                                                                                             1,667
                                                                                           -------
FINANCE (5.1%)
     90   Ameriprise Financial, Inc., Senior Unsecured Notes,
          5.65%, due 11/15/15                                              A3      A-           91
  1,045   Citigroup, Inc., Subordinated Notes, 5.00%, due 9/15/14          Aa2     A+        1,021
    415   Goldman Sachs Group, Inc., Notes, 5.25%, due 10/15/13            Aa3     AA-         412
    140   Household Finance Corp., Notes, 4.75%, due 5/15/09               Aa3     AA-         139
     90   Household Finance Corp., Unsecured Notes,
          4.13%, due 11/16/09                                              Aa3     AA-          87
    100   Household Finance Corp., Senior Unsubordinated Notes,
          7.00%, due 5/15/12                                               Aa3     AA-         108
    390   International Lease Finance Corp., Unsubordinated Notes,
          4.75%, due 7/1/09                                                A1      AA-         386
    185   International Lease Finance Corp., Medium-Term Notes,
          Ser. R, 5.63%, due 9/20/13                                       A1      AA-         187

                                                                     NEUBERGER BERMAN OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS LEHMAN BROTHERS CORE BOND FUND CONT'D

PRINCIPAL AMOUNT                                                       RATING ***          VALUE (+)
(000's OMITTED)                                                      MOODY'S   S&P    (000's OMITTED)
$505   Merrill Lynch & Co., Subordinated Notes, 6.22%, due 9/15/26      A1      A+         $  522
  95   Metlife, Inc., Senior Notes, 5.70%, due 6/15/35                  A2      A              94
 170   Prologis, Senior Notes, 5.63%, due 11/15/15                     Baa1    BBB+           170
 100   Simon Property Group L.P., Notes, 4.60%, due 6/15/10             A3      A-             98
 310   Simon Property Group L.P., Unsubordinated Notes,
       5.75%, due 12/1/15                                               A3      A-            316
 140   SLM Corp., Medium-Term Notes, 5.13%, due 8/27/12                 A2      A             138
 205   WEA Finance LLC/WCI Finance LLC, Senior Notes,
       5.70%, due 10/1/16                                               A2      A-            205!
                                                                                           ------
                                                                                            3,974
                                                                                           ------
INDUSTRIAL (7.6%)
 730   Abbott Laboratories, Notes, 5.88%, due 5/15/16                   A1      AA            759
  40   AT&T Broadband Corp., Guaranteed Notes, 8.38%, due 3/15/13      Baa2    BBB+            46
 265   Caterpillar, Inc., Debentures, 6.05%, due 8/15/36                A2      A             278
 345   Cisco Systems, Inc., Senior Unsecured Notes,
       5.50%, due 2/22/16                                               A1      A+            349
  65   Comcast Cable Communications, Senior Notes,
       6.88%, due 6/15/09                                              Baa2    BBB+            68
 100   Comcast Corp., Senior Unsecured Notes, 6.50%, due 11/15/35      Baa2    BBB+           102
 350   Cox Communications, Inc., Notes, 6.75%, due 3/15/11             Baa3    BBB-           366
 345   CRH America, Inc., Guaranteed Notes, 6.00%, due 9/30/16         Baa1    BBB+           348
 230   CVS Corp., Senior Unsecured Notes, 6.13%, due 8/15/16           Baa2    BBB+           237
  75   D.R. Horton, Inc., Unsubordinated Notes, 6.50%, due 4/15/16     Baa3    BBB-            75
 195   DaimlerChrysler N.A. Holdings Corp., Guaranteed Notes,
       8.50%, due 1/18/31                                              Baa1    BBB            234
 135   ERAC USA Finance Co., Bonds, 5.90%, due 11/15/15                Baa1     A-            137!
 205   Fedex Corp., Guaranteed Notes, 5.50%, due 8/15/09               Baa2    BBB            206
 325   Home Depot, Inc., Senior Unsecured Notes, 5.40%, due 3/1/16     Aa3      AA            324
 125   John Deere Capital Corp., Senior Medium-Term Notes,
       Ser. D, 4.88%, due 3/16/09                                       A3      A-            124
 205   Kaneb Pipe Line Operating Partnership L.P., Senior Notes,
       5.88%, due 6/1/13                                               Baa3    BBB-           206
 110   Kinder Morgan Finance Corp., Guaranteed Notes,
       5.35%, due 1/5/11                                               Baa2    BBB            107
 175   Kraft Foods, Inc., Notes, 4.00%, due 10/1/08                     A3     BBB+           171
 190   Motorola, Inc., Debentures, 5.22%, due 10/1/97                  Baa1     A-            155
 105   News America, Inc., Guaranteed Notes, 6.20%, due 12/15/34       Baa2    BBB            103
 175   News America, Inc., Notes, 6.40%, due 12/15/35                  Baa2    BBB            175!
 140   Oneok Partners L.P., Notes, 6.65%, due 10/1/36                  Baa2    BBB            144
 280   Owens Corning, Inc., Senior Unsecured Notes,
       7.00%, due 12/1/36                                              Baa3    BBB-           283!
 630   Siemens Financieringsmaatschappij NV, Notes,
       6.13%, due 8/17/26                                              Aa3     AA-            655!
 130   Time Warner Entertainment Co. L.P., Senior Notes,
       8.38%, due 7/15/33                                              Baa2    BBB+           158
 155   Wyeth, Notes, 6.95%, due 3/15/11                                Baa1     A             165
                                                                                           ------
                                                                                            5,975
                                                                                           ------
UTILITY--COMMUNICATIONS (2.4%)
 115   Bellsouth Corp., Bonds, 6.55%, due 6/15/34                       A2      A             119
 115   Embarq Corp., Notes, 7.08%, due 6/1/16                          Baa3    BBB-           118
 145   New Cingular Wireless Services, Inc., Senior Notes,
       7.88%, due 3/1/11                                               Baa1     A             159
 185   New Cingular Wireless Services, Inc., Senior Notes,
       8.75%, due 3/1/31                                               Baa1     A             242
 315   SBC Communications, Notes, 5.30%, due 11/15/10                   A2      A             315

SCHEDULE OF INVESTMENTS LEHMAN BROTHERS CORE BOND FUND CONT'D

PRINCIPAL AMOUNT                                                              RATING ***         VALUE (+)
(000's OMITTED)                                                             MOODY'S   S&P    (000's OMITTED)
$  180   Sprint Capital Corp., Guaranteed Notes, 7.63%, due 1/30/11           Baa3    BBB+     $   194
    90   Sprint Capital Corp., Guaranteed Notes, 8.75%, due 3/15/32           Baa3    BBB+         111
   160   Telecom Italia Capital, Guaranteed Notes, 5.25%, due 10/1/15         Baa2    BBB+         150
   100   Telefonica Europe BV, Guaranteed Notes, 7.75%, due 9/15/10           Baa1    BBB+         108
   200   Telefonos de Mexico S.A., Notes, 4.50%, due 11/19/08                  A3     BBB+         196
   200   Verizon Virginia, Inc., Debentures, 4.63%, due 3/15/13               Baa1     A           188
                                                                                               -------
                                                                                                 1,900
                                                                                               -------
UTILITY--ELECTRIC (2.1%)
   105   Dominion Resources, Inc., Senior Unsecured Notes,
         5.15%, due 7/15/15                                                   Baa2    BBB          102
   155   DTE Energy Co., Senior Notes, 7.05%, due 6/1/11                      Baa2    BBB-         165
   130   Exelon Corp., Notes, 4.90%, due 6/15/15                              Baa2    BBB          123
   285   FirstEnergy Corp., Notes, Ser. B, 6.45%, due 11/15/11                Baa3    BBB-         298
   495   MidAmerican Energy Holdings Co., Bonds, 6.13%, due 4/1/36            Baa1    BBB+         509
   210   Northern States Power-Minnesota, Notes,
         Ser. B, 8.00%, due 8/28/12                                            A2      A-          238
   175   Progress Energy, Inc., Senior Notes, 5.85%, due 10/30/08             Baa2    BBB-         178
                                                                                               -------
                                                                                                 1,613
                                                                                               -------
         TOTAL CORPORATE DEBT SECURITIES (COST $15,065)                                         15,129
                                                                                               -------
ASSET-BACKED SECURITIES (32.8%)
    17   ABCS NIMS Trust, Ser. 2005-HE6, Class A1, 5.05%, due 8/27/35                  A-           17!
   147   ACE Securities Corp., Ser. 2006-FM1, Class A2A,
         5.37%, due 11/25/06                                                   Aaa    AAA          147|&&
   205   ACE Securities Corp., Ser. 2006-FM1, Class A2B,
         5.42%, due 11/25/06                                                   Aaa    AAA          205|&&
 1,015   American Express Credit Account Master Trust,
         Ser. 2003-1, Class A, 5.43%, due 11/15/06                             Aaa    AAA        1,016|&&
   105   ARCap REIT, Inc., Ser. 2004-1A, Class D, 5.64%, due 4/21/39           A1      A-          104!
    10   Asset Backed Funding Corp. NIM Trust, Ser. 2005-WF1A,
         Class N1, 4.75%, due 11/25/06                                                              10!^^^
 1,075   Asset Backed Securities Corp. Home Equity,
         Ser. 2005-HE6, Class A2B, 5.57%, due 11/25/06                         Aaa    AAA        1,077&&
   275   Capital One Multi-Asset Execution Trust, Ser. 2002-A1, Class A1,
         5.59%, due 11/15/06                                                   Aaa    AAA          276|&&
   322   Capital One Prime Auto Receivables Trust, Ser. 2004-1, Class A4,
         5.39%, due 11/15/06                                                   Aaa    AAA          322|&&
    88   Carmax Auto Owner Trust, Ser. 2004-1, Class D,
         3.52%, due 11/15/10                                                  Baa2    BBB           86
   220   Carrington Mortgage Loan Trust, Ser. 2006-NC4, Class M2,
         5.64%, due 11/25/06                                                   Aa2     AA          220|&&
   103   Chase Funding Mortgage Loan Asset-Backed Certificates,
         Ser. 2004-1, Class 2A2, 5.55%, due 11/25/06                           Aaa    AAA          103|&&
 1,365   Chase Issuance Trust, Ser. 2005-A1, Class A1,
         5.33%, due 11/15/06                                                   Aaa    AAA        1,365|&&
   250   Citibank Credit Card Issuance Trust, Ser. 2003-A11, Class A11,
         5.42%, due 1/15/07                                                    Aaa    AAA          250|&&
   315   Citigroup Mortgage Loan Trust, Inc., Ser. 2005-8, Class 3B6,
         5.43%, due 1/25/36                                                    Aaa    AAA          315|&&
   401   College Loan Corp. Trust, Ser. 2003-2, Class A2,
         5.52%, due 1/25/12                                                    Aaa    AAA          401|&&
   147   Collegiate Funding Services Education Loan Trust I,
         Ser. 2003-B, Class A1, 5.46%, due 12/28/06                            Aaa    AAA          147|&&
   225   Countrywide Asset-Backed Certificates, Ser. 2005-17,
         Class 4AV1, 5.43%, due 11/25/06                                       Aaa    AAA          226|&&

                                                                     NEUBERGER BERMAN OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS LEHMAN BROTHERS CORE BOND FUND CONT'D

PRINCIPAL AMOUNT                                                           RATING ***         VALUE (+)
(000's OMITTED)                                                          MOODY'S   S&P   (000's OMITTED)
$359   Countrywide Asset-Backed Certificates, Ser. 2006-BC1, Class 1A,
       5.52%, due 11/25/06                                                 Aaa     AAA       $359|&&
 136   Countrywide Asset-Backed Certificates, Ser. 2004-14, Class A2,
       5.59%, due 11/25/06                                                 Aaa     AAA        136|&&
 101   Countrywide Asset-Backed Certificates, Ser. 2004-13, Class AV4,
       5.61%, due 11/25/06                                                 Aaa     AAA        101|&&
  12   Countrywide Asset-Backed Certificates, Ser. 2005-5N, Class N,
       5.00%, due 7/25/36                                                          AAA         12!
 373   Countrywide Home Equity Loan Trust, Ser. 2005-K, Class 2A1,
       5.56%, due 11/15/06                                                 Aaa     AAA        373|&&
 132   Countrywide Home Equity Loan Trust, Ser. 2002-D, Class A,
       5.56%, due 11/15/06                                                 Aaa     AAA        133|&&
 388   Countrywide Home Equity Loan Trust, Ser. 2005-A, Class 2A,
       5.56%, due 11/15/06                                                 Aaa     AAA        388|&&
 670   Credit Suisse Mortgage Capital Certificates, Ser. 2006-C4,
       Class A2, 5.36%, due 9/15/39                                        Aaa     AAA        675
 135   Credit Suisse Mortgage Capital Certificates, Ser. 2006-C4,
       Class A3, 5.47%, due 9/15/39                                        Aaa     AAA        136
  98   Credit-Based Asset Servicing and Securities, Ser. 2006-CB3,
       Class AV1, 5.38%, due 11/25/06                                      Aaa     AAA         98|&&
 360   Credit-Based Asset Servicing and Securities, Ser. 2006-CB6,
       Class A22, 5.42%, due 11/25/06                                      Aaa     AAA        360|&&
 385   Credit-Based Asset Servicing and Securities, Ser. 2005-CB5,
       Class AV2, 5.58%, due 11/25/06                                      Aaa     AAA        387|&&
 570   Discover Card Master Trust I, Ser. 2005-1, Class A, 5.33%,
       due 11/15/06                                                        Aaa     AAA        570|&&
 202   Equifirst Mortgage Loan Trust, Ser. 2004-3, Class A2, 5.65%,
       due 11/25/06                                                        Aaa     AAA        202|&&
  46   Equifirst Mortgage Loan Trust, Ser. 2003-2, Class 3A3, 6.07%,
       due 11/25/06                                                        Aaa     AAA         46|&&
  49   Fannie Mae Grantor Trust, Ser. 2005-T5, Class A1, 5.56%,
       due 11/25/06                                                        Aaa     AAA         49|&&
 208   Fannie Mae Whole Loan, Ser. 2003-W5, Class A, 5.43%,
       due 11/25/06                                                        Aaa     AAA        208|&&
 119   First Franklin Mortgage Loan Trust Asset-Backed Certificates,
       Ser. 2006-FF5, Class 2A1, 5.37%, due 11/25/06                       Aaa     AAA        119|&&
 259   First Franklin Mortgage Loan Trust Asset-Backed Certificates,
       Ser. 2006-FF3, Class A2A, 5.40%, due 11/25/06                       Aaa     AAA        259|&&
 227   First Franklin Mortgage Loan Trust Asset-Backed Certificates,
       Ser. 2004-FFH3, Class 2A1, 5.70%, due 11/25/06                      Aaa     AAA        228|&&
 565   Ford Credit Floorplan Master Owner Trust, Ser. 20041, Class A,
       5.36%, due 11/15/06                                                 Aaa     AAA        565|&&
 503   Fremont Home Loan Trust, Ser. 2004-4, Class 1A1, 5.70%,
       due 11/25/06                                                        Aaa     AAA        504|&&
  16   Fremont NIM Trust, Ser. 2005-C, 5.58%, due 7/25/35                          BBB         16!
 285   GE Dealer Floorplan Master Note Trust, Ser. 2005-1, Class A,
       5.36%, due 11/20/06                                                 Aaa     AAA        285|&&
 640   GE Dealer Floorplan Master Note Trust, Ser. 2004-2, Class A,
       5.40%, due 11/20/06                                                 Aaa     AAA        640|&&
 320   GMAC Mortgage Corp. Loan Trust, Ser. 2005-HE3, Class A2,
       5.47%, due 11/25/06                                                 Aaa     AAA        320|&&
 240   GMAC Mortgage Corp. Loan Trust, Ser. 2004-HE4, Class A2,
       5.51%, due 11/25/06                                                 Aaa     AAA        240|&&
 609   GMAC Mortgage Corp. Loan Trust, Ser. 2006-HE3, Class A1,
       5.43%, due 11/25/06                                                 Aaa     AAA        609|&&
 280   GSAMP Trust, Ser. 2006-HE6, Class M2, 5.63%, due 11/25/06           Aa2      AA        280|&&

SCHEDULE OF INVESTMENTS LEHMAN BROTHERS CORE BOND FUND CONT'D

PRINCIPAL AMOUNT                                                             RATING ***         VALUE (+)
(000's OMITTED)                                                            MOODY'S   S&P   (000's OMITTED)
$181   Hasco NIM Trust, Ser. 2006-FF9, Class A, 6.75%, due 6/26/36                            $181!+/-
 182   Household Home Equity Loan Trust, Ser. 2006-1, Class A1,
       5.48%, due 11/20/06                                                   Aaa     AAA       182|&&
 222   Household Home Equity Loan Trust, Ser. 2006-2, Class A2,
       5.50%, due 11/20/06                                                   Aaa     AAA       222|&&
 270   HSI Asset Securitization Corp. Trust, Ser. 2006-WMC1, Class A2,
       5.43%, due 11/25/06                                                   Aaa     AAA       270|&&
 142   HSI Asset Securitization Corp. Trust, Ser. 2005-I1, Class 2A1,
       5.44%, due 11/25/06                                                   Aaa     AAA       142|&&
 783   Indymac Seconds Asset-Backed Trust, Ser. 2006-2B, Class A,
       5.50%, due 11/25/06                                                   Aaa     AAA       784|&&
 340   JP Morgan Mortgage Acquisition Corp., Ser. 2006-CW2,
       Class AV3, 5.43%, due 11/25/06                                        Aaa     AAA       340|&&
 660   Knollwood CDO Ltd., Ser. 2006-2A, Class A2J, 5.79%,
       due 1/13/07                                                           Aaa     AAA       660!|&&
 385   Long Beach Mortgage Loan Trust, Ser. 2005-1, Class 2A3,
       5.70%, due 11/25/06                                                   Aaa     AAA       387|&&
 283   Master Asset Backed Securities Trust, Ser. 2005-NC1, Class A1,
       5.61%, due 11/25/06                                                   Aaa     AAA       283|&&
 685   MBNA Credit Card Master Note Trust, Ser. 2004-A7, Class A7,
       5.42%, due 11/15/06                                                   Aaa     AAA       687|&&
 505   MBNA Credit Card Master Note Trust, Ser. 2002-A13, Class A,
       5.45%, due 11/15/06                                                   Aaa     AAA       506|&&
 390   MBNA Master Credit Card Trust, Ser. 2000-D, Class A, 5.52%,
       due 11/15/06                                                          Aaa     AAA       390|&&
  38   Merrill Auto Trust Securitization, Ser. 2005-1, Class A2B, 5.33%,
       due 11/25/06                                                          Aaa     AAA        38|&&
 208   MSDWCC Heloc Trust, Ser. 2003-2, Class A, 5.58%,
       due 11/25/06                                                          Aaa     AAA       208|&&
  56   Navistar Financial Corp. Owner Trust, Ser. 2003-B, Class A3,
       5.52%, due 11/15/06                                                   Aaa     AAA        56|&&
   8   New Century Mortgage Corp. NIM Trust, Ser. 2005-A, Class N1,
       4.70%, due 8/25/35                                                             A-         8!
 260   Newcastle CDO Ltd., Ser. 2004-4A, Class 3FX, 5.11%,
       due 3/24/39                                                           A2       A        247!
   7   Novastar NIM Trust, Ser. 2005-N1, 4.78%, due 10/26/35                          A          7!
  16   Ramp NIM Trust, Ser. 2005-NM2, 5.19%, due 4/25/35                                        16!+/-
  52   Renaissance Home Equity Loan Trust, Ser. 2005-3, Class AF1,
       5.47%, due 11/25/06                                                   Aaa     AAA        52|&&
  32   Renaissance Home Equity Loan Trust, Ser. 2005-4, Class N,
       7.14%, due 2/25/36                                                            BBB        32!
  44   Residential Asset Mortgage Products, Inc., Ser. 2003-RS2,
       5.66%, due 11/25/06                                                   Aaa     AAA        44|&&
 123   Residential Asset Mortgage Products, Inc., Ser. 2003-RS3,
       Class AII, 5.68%, due 11/25/06                                        Aaa     AAA       123|&&
  19   Residential Asset Securities Corp., Ser. 2003-KS1, Class A2,
       5.69%, due 11/25/06                                                   Aaa     AAA        19|&&
  34   Residential Asset Securities Corp., Ser. 2002-KS3, Class A1B,
       5.82%, due 11/25/06                                                   Aaa     AAA        34|&&
  33   Saxon Asset Securities Trust, Ser. 2004-1, Class A, 5.59%,
       due 11/25/06                                                          Aaa     AAA        33|&&
  72   SB Finance NIM Trust, Ser. 2005-WFHE, 4.75%, due 7/25/35              A-                 71!
 451   SLM Student Loan Trust, Ser. 2005-A, Class A1, 5.43%,
       due 12/15/06                                                          Aaa     AAA       450|&&

                                                                     NEUBERGER BERMAN OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS LEHMAN BROTHERS CORE BOND FUND CONT'D

PRINCIPAL AMOUNT                                                                RATING ***         VALUE (+)
(000's OMITTED)                                                               MOODY'S   S&P   (000's OMITTED)
$      450   SLM Student Loan Trust, Ser. 2006-5, Class A2, 5.37%,
             due 1/25/07                                                        Aaa     AAA     $    450|&&
     1,615   SLM Student Loan Trust, Ser. 2005-10, Class A2, 5.39%,
             due 1/25/07                                                        Aaa     AAA        1,615|&&
        24   SLM Student Loan Trust, Ser. 2004-10, Class A2, 5.40%,
             due 1/25/07                                                        Aaa     AAA           24|&&
         2   Soundview NIM Trust, Ser. 2005-D01, Class N1, 4.70%,
             due 5/25/35                                                                 A+            2
       200   Specialty Underwriting & Residential Finance, Ser. 2006-AB1,
             Class A2, 5.46%, due 11/25/06                                      Aaa     AAA          200|&&
         4   Specialty Underwriting & Residential Finance, Ser. 2003-BC1,
             Class A, 5.67%, due 11/25/06                                       Aaa                    4|&&
       227   Structured Asset Securities Corp., Ser. 2005-WF1, Class A2,
             5.52%, due 11/25/06                                                Aaa     AAA          227|&&
       350   Textron Financial Floorplan Master Note Trust, Ser. 2005-1A,
             Class A, 5.44%, due 12/13/06                                       Aaa     AAA          351!|&&
       665   Volkswagen Credit Auto Master Trust, Ser. 2005-1, Class A,
             5.34%, due 12/20/06                                                Aaa     AAA          665|&&
       197   Wachovia Asset Securitization, Inc., Ser. 2003-HE3, Class A,
             5.57%, due 11/25/33                                                Aaa     AAA          198&&
       109   WFS Financial Owner Trust, Ser. 2004-1, Class D, 3.17%,
             due 8/22/11                                                         A1      A           107
       845   World Omni Master Owner Trust, Ser. 2004-1, Class A, 5.39%,
             due 12/15/06                                                       Aaa     AAA          845|&&
                                                                                                --------
             TOTAL ASSET-BACKED SECURITIES (COST $25,701)                                         25,745
                                                                                                 --------
NUMBER OF SHARES

SHORT-TERM INVESTMENTS (3.7%)
 2,881,459   Neuberger Berman Prime Money Fund Trust Class (COST $2,881)                           2,881#@
                                                                                                --------
             TOTAL INVESTMENTS (134.0%) (COST $104,944)                                          105,019##
             Liabilities, less cash, receivables and other assets [(34.0%)]                      (26,655)
                                                                                                --------
             TOTAL NET ASSETS (100.0%)                                                          $ 78,364
                                                                                                --------

NOTES TO SCHEDULE OF INVESTMENTS LEHMAN BROTHERS CORE BOND FUND

(+) Investments in securities by Lehman Brothers Core Bond Fund (the "Fund") are valued daily by obtaining bid price quotations from independent pricing services on all securities available in each service's data base. For all other securities, bid prices are obtained from principal market makers in those securities or, if quotations are not available, by methods the Board of Trustees of Neuberger Berman Income Funds (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At October 31, 2006, the cost of investments for U.S. federal income tax purposes was $104,991,000. Gross unrealized appreciation of investments was $432,000 and gross unrealized depreciation of investments was $404,000, resulting in net unrealized depreciation of $28,000, based on cost for U.S. federal income tax purposes.

! Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A and have been deemed by the investment manager to be liquid. At October 31, 2006, these securities amounted to $4,910,000 or 6.3% of net assets.

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & F of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

^^^  Rated A- by Fitch Investors Services, Inc.

+/-  Rated BBB by Fitch Investors Services, Inc.

***  Credit ratings are unaudited.

& All or a portion of this security was purchased on a when-issued basis. At October 31, 2006, these securities amounted to $26,824,000.

&& All or a portion of this security is segregated as collateral for when-issued purchase commitments.

| Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of October 31, 2006.

See Notes to Financial Statements

                                               NEUBERGER BERMAN OCTOBER 31, 2006

STATEMENT OF ASSETS AND LIABILITIES

NEUBERGER BERMAN INCOME FUNDS                                                         LEHMAN BROTHERS
(000's OMITTED EXCEPT PER SHARE AMOUNTS)                                               CORE BOND FUND

ASSETS
   INVESTMENTS IN SECURITIES, AT VALUE* (NOTES A & F)--SEE SCHEDULE OF INVESTMENTS:
   Unaffiliated issuers                                                                   $102,138
-----------------------------------------------------------------------------------------------------
   Affiliated issuers                                                                        2,881
=====================================================================================================
                                                                                           105,019
   Cash                                                                                        275
-----------------------------------------------------------------------------------------------------
   Interest receivable                                                                         492
   Receivable for securities sold                                                              103
-----------------------------------------------------------------------------------------------------
   Receivable for Fund shares sold                                                             145
   Receivable from administrator-net (Note B)                                                    8
=====================================================================================================
TOTAL ASSETS                                                                               106,042
=====================================================================================================
LIABILITIES
   Distributions payable                                                                        17
   Payable for securities purchased                                                         27,551
-----------------------------------------------------------------------------------------------------
   Payable for Fund shares redeemed                                                             40
   Accrued expenses and other payables                                                          70
=====================================================================================================
TOTAL LIABILITIES                                                                           27,678
=====================================================================================================
NET ASSETS AT VALUE                                                                       $ 78,364
=====================================================================================================
NET ASSETS CONSIST OF:
   Paid-in capital                                                                        $ 79,414
   Distributions in excess of net investment income                                            (17)
-----------------------------------------------------------------------------------------------------
   Accumulated net realized gains (losses) on investments                                   (1,108)
   Net unrealized appreciation (depreciation) in value of investments                           75
=====================================================================================================
NET ASSETS AT VALUE                                                                       $ 78,364
=====================================================================================================
NET ASSETS
   Neuberger Berman Investor Class                                                        $ 33,861
   Lehman Brothers Institutional Class                                                      44,503
-----------------------------------------------------------------------------------------------------
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)
   Neuberger Berman Investor Class                                                           3,437
   Lehman Brothers Institutional Class                                                       4,512
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   Neuberger Berman Investor Class                                                        $   9.85
   Lehman Brothers Institutional Class                                                        9.86
-----------------------------------------------------------------------------------------------------
*COST OF INVESTMENTS:
   Unaffiliated issuers                                                                   $102,063
   Affiliated issuers                                                                        2,881
=====================================================================================================
TOTAL COST OF INVESTMENTS                                                                 $104,944
=====================================================================================================

See Notes to Financial Statements

                            NEUBERGER BERMAN FOR THE YEAR ENDED OCTOBER 31, 2006

STATEMENT OF OPERATIONS

NEUBERGER BERMAN INCOME FUNDS                                           LEHMAN BROTHERS
(000's OMITTED)                                                          CORE BOND FUND

INVESTMENT INCOME (NOTE A):
Interest income--unaffiliated issuers                                       $3,732
Income from investments in affiliated issuers (Note F)                         114
=======================================================================================
Total income                                                                 3,846
=======================================================================================
EXPENSES:
Investment management fees (Notes A & B)                                       190
Administration fees (Note B):                                                   45
---------------------------------------------------------------------------------------
Administration fees (Note B):
   Neuberger Berman Investor Class                                              67
---------------------------------------------------------------------------------------
   Lehman Brothers Institutional Class                                          40
Distribution fees (Note B):
   Neuberger Berman Investor Class                                              79
---------------------------------------------------------------------------------------
Shareholder servicing agent fees:
   Neuberger Berman Investor Class                                              58
---------------------------------------------------------------------------------------
   Lehman Brothers Institutional Class                                           1
Audit fees                                                                      16
---------------------------------------------------------------------------------------
Custodian fees (Note B)                                                        103
Insurance expense                                                                3
---------------------------------------------------------------------------------------
Legal fees                                                                     135
Registration and filing fees                                                    53
---------------------------------------------------------------------------------------
Shareholder reports                                                             42
Trustees' fees and expenses                                                     32
---------------------------------------------------------------------------------------
Miscellaneous                                                                    5
=======================================================================================
Total expenses                                                                 869
Expenses reimbursed by administrator (Note B)                                 (217)
Investment management fees waived (Notes A & B)                               (179)
Expenses reduced by custodian fee expense offset arrangement (Note B)           (3)
=======================================================================================
Total net expenses                                                             470
=======================================================================================
Net investment income (loss)                                                 3,376
=======================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
   Sales of investment securities of unaffiliated issuers                     (643)
---------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in value of:
   Unaffiliated investment securities                                        1,335
=======================================================================================
Net gain (loss) on investments                                                 692
=======================================================================================
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             $4,068
=======================================================================================

See Notes to Financial Statements

                                                                                 NEUBERGER BERMAN OCTOBER 31, 2006
STATEMENT OF CHANGES IN NET ASSETS

                                                                              LEHMAN BROTHERS CORE BOND FUND
                                                                      ---------------------------------------------
                                                                                      PERIOD FROM
                                                                       YEAR ENDED   OCTOBER 1, 2005     YEAR ENDED
NEUBERGER BERMAN INCOME FUNDS                                         OCTOBER 31,    TO OCTOBER 31,   SEPTEMBER 30,
(000's OMITTED)                                                           2006            2005             2005
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                           $  3,376         $   238         $   4,338
Net realized gain (loss) on investments                                    (643)           (345)            3,763
-------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments       1,335            (562)           (3,122)
===================================================================================================================
Net increase (decrease) in net assets resulting from operations           4,068            (669)            4,979
===================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE A):
NET INVESTMENT INCOME:
Neuberger Berman Investor Class                                          (1,386)            (91)             (892)
Lehman Brothers Institutional Class                                      (2,100)           (155)           (3,501)
-------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS:
Neuberger Berman Investor Class                                            (994)             --              (647)
Lehman Brothers Institutional Class                                      (1,396)             --            (5,013)
===================================================================================================================
Total distributions to shareholders                                      (5,876)           (246)          (10,053)
===================================================================================================================
FROM FUND SHARE TRANSACTIONS (NOTE D):
PROCEEDS FROM SHARES SOLD:
Neuberger Berman Investor Class                                          12,621           1,349            15,456
Lehman Brothers Institutional Class                                       4,949             380            14,608
-------------------------------------------------------------------------------------------------------------------
PROCEEDS FROM REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:
Neuberger Berman Investor Class                                           2,061              84             1,303
Lehman Brothers Institutional Class                                       3,491             165             8,243
-------------------------------------------------------------------------------------------------------------------
PAYMENTS FOR SHARES REDEEMED:
Neuberger Berman Investor Class                                         (11,837)           (568)          (10,795)
Lehman Brothers Institutional Class                                     (10,298)           (978)         (203,753)
===================================================================================================================
Net increase (decrease) from Fund share transactions                        987             432          (174,938)
===================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS                                      (821)           (483)         (180,012)
NET ASSETS:
Beginning of period                                                      79,185          79,668           259,680
===================================================================================================================
End of period                                                          $ 78,364         $79,185         $  79,668
===================================================================================================================
Distributions in excess of net investment income at end of period      $    (17)        $   (13)        $     (30)
===================================================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS LEHMAN BROTHERS CORE BOND FUND

     NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Lehman Brothers Core Bond Fund (the "Fund") is a separate operating series of Neuberger Berman Income Funds (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated December 23, 1992. The Trust is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Fund currently offers Neuberger Berman Investor Class shares (the "Investor Class") and Lehman Brothers Institutional Class shares (the "Institutional Class"). The Fund had no operations until June 13, 2005, other than matters relating to its organization and registration of its shares as a series of the Trust under the 1933 Act. The Fund acquired all of the assets and assumed all of the liabilities of the Ariel Premier Bond Fund (the "Predecessor Fund"), a series of Ariel Investment Trust (see Note G for more information). The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

     The assets of the Fund belong only to the Fund, and the liabilities of the Fund are borne solely by the Fund and no other.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a plaintiff. The amounts of such proceeds for the year ended October 31, 2006 were $192,666.

4 INCOME TAX INFORMATION: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund

                                               NEUBERGER BERMAN OCTOBER 31, 2006

     may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

     As determined on October 31, 2006, permanent differences resulting primarily from different book and tax accounting for characterization of distributions and the tax character of the proceeds from the settlement of class action litigations were reclassified at period end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

     The tax character of distributions paid during the year ended October 31, 2006, the period ended October 31, 2005(1), and the year ended September 30, 2005 was as follows:

                                                   DISTRIBUTIONS PAID FROM:

          ORDINARY INCOME             LONG-TERM CAPITAL GAIN      TAX RETURN OF CAPITAL                TOTAL
   2006      2005(1)    2005(2)     2006    2005(1)    2005(2)   2006  2005(1)  2005(2)     2006      2005(1)    2005(2)
$5,576,922  $245,947  $7,871,574  $298,651    $--    $2,180,786   $--    $--      $--    $5,875,573  $245,947  $10,052,360

(1)  During the period October 1, 2005 to October 31, 2005.

(2)  During the year ended September 30, 2005.

     As of October 31, 2006, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

UNDISTRIBUTED   UNDISTRIBUTED     UNREALIZED         LOSS
  ORDINARY        LONG-TERM      APPRECIATION    CARRYFORWARDS
   INCOME           GAIN        (DEPRECIATION)   AND DEFERRALS      TOTAL
     $--             $--            $28,705       ($1,062,175)   ($1,033,470)

     The difference between book basis and tax basis distributable earnings is attributable primarily to the timing differences of wash sales, distribution payments and capital loss carryforwards.

     To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at October 31, 2006, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, of $325,420, expiring in 2012 and $736,755, expiring in 2013.

5 DISTRIBUTIONS TO SHAREHOLDERS: The Fund earns income, net of expenses, daily on its investments. It is the Fund's policy to declare distributions from net investment income on each business day; such distributions are paid monthly. Distributions from net realized capital gains, if any, are generally distributed in December. Distributions to shareholders are recorded on the ex-date.

6 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributed to the Fund are allocated among the funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the funds can otherwise be made fairly. Expenses borne by the complex of related

NOTES TO FINANCIAL STATEMENTS LEHMAN BROTHERS CORE BOND FUND CONT'D

     investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to the Fund or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

7 SECURITY LENDING: Since 2006, a third party, eSecLending, has assisted the Fund in conducting a bidding process to attempt to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement. Pursuant to such arrangements, eSecLending currently acts as lending agent for the Fund. Currently, the Fund is not guaranteed any particular level of income from the program.

     Under the securities lending arrangements arranged through eSecLending, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board.

8 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

9 DOLLAR ROLLS: In a dollar roll transaction, the Fund sells mortgage-backed securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before repurchase, the Fund forgoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's net asset value and may be viewed as a form of leverage. There is a risk that the counter party will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

10   TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT INC.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in the Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and

                                               NEUBERGER BERMAN OCTOBER 31, 2006

     liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the year ended October 31, 2006, management fees waived under this Arrangement amounted to $2,047 and is reflected in the Statement of Operations under the caption "Investment management fees waived." For the year ended October 31, 2006, income earned under this Arrangement amounted to $114,087 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

11 OTHER: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

12 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

     NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

     As of June 13, 2005, the Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.25% of the first $500 million of the Fund's average daily net assets; 0.225% of the next $500 million; 0.20% of the next $500 million; 0.175% of the next $500 million; and 0.15% of average daily net assets in excess of $2 billion. Management has voluntarily agreed to waive its management fee in the amount of 0.25% (0.20% prior to March 1, 2006) of the Fund's average daily net assets through October 31, 2006. Management has agreed to continue this voluntary waiver after this date. Management may, at its sole discretion, terminate this agreement without notice to the Fund. For the year ended October 31, 2006, such waived fees amounted to $177,270.

     Lehman Brothers Asset Management LLC (formerly Lincoln Capital Fixed Income Management Company, LLC), ("LBAM"), as sub-adviser to the Fund, receives a monthly fee paid by Management, based on an annual rate of the Fund's average daily net assets. The Fund does not pay a fee directly to LBAM for such services.

     Prior to June 13, 2005, Ariel Capital Management, LLC (the "prior Adviser") acted as the investment adviser to the Predecessor Fund and was paid an investment advisory fee of 0.35% of average daily net assets.

     As of June 13, 2005, the Fund retains Management as its administrator under two Administration Agreements. The Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under the Agreements. In addition, the Investor Class of the Fund pays Management an

NOTES TO FINANCIAL STATEMENTS LEHMAN BROTHERS CORE BOND FUND CONT'D

     administration fee at the annual rate of 0.21% of its average daily net assets and the Institutional Class pays Management an administration fee at the annual rate of 0.09% of its average daily net assets under these agreements. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

     Prior to June 13, 2005, the Investor Class of the Predecessor Fund paid the prior Adviser an administration fee at the annual rate of 0.25% of its average daily net assets and the Institutional Class of the Predecessor Fund paid the prior Adviser an administration fee at the annual rate of 0.10% of its average daily net assets.

     Each class of shares also has a distribution agreement with Management. Management receives no commissions for sales or redemptions of shares of beneficial interest of each share class, but receives fees from the Investor Class under that class' plan, as described below.

     For the Fund's Investor Class, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Investor Class' average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

     Prior to June 13, 2005, the Investor Class of the Predecessor Fund paid Ariel Distributors, Inc. a fee at the annual rate of 0.25% of its average daily net assets for distribution services rendered.

     As of June 13, 2005, Management has contractually undertaken to reimburse operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, and extraordinary expenses) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

                                                            CONTRACTUAL
                                                        REIMBURSEMENT FROM
                            CONTRACTUAL                 MANAGEMENT FOR THE
                              EXPENSE                       YEAR ENDED
     CLASS                 LIMITATION(1)   EXPIRATION    OCTOBER 31, 2006
     INVESTOR CLASS            0.85%        10/31/16         $119,159
     INSTITUTIONAL CLASS       0.45%        10/31/16           98,223

(1) Expense limitation per annum of the respective class' average daily net assets.

                                               NEUBERGER BERMAN OCTOBER 31, 2006

     Each class has agreed to repay Management for its excess Operating Expenses previously reimbursed by Management, pursuant to a contractual expense limitation, so long as its annual Operating Expenses during that period do not exceed its expense limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the year ended October 31, 2006, there was no reimbursement to Management under these agreements. At October 31, 2006, contingent liabilities to Management under the agreements were as follows:

                      EXPIRING IN:   EXPIRING IN:
                         2008(1)         2009         TOTAL
INVESTOR CLASS           $51,691       $119,159     $170,850
INSTITUTIONAL CLASS       91,826         98,223      190,049

(1) Certain amounts expire during the period as a result of the change in fiscal year-end.

     Prior to June 13, 2005, the prior Adviser paid all of the Predecessor Fund's expenses other than investment advisory fees, administration fees, interest, taxes, broker commissions, extraordinary expenses, and the Investor Class distribution fees accrued under a plan pursuant to Rule 12b-1 under the 1940 Act.

     Management and LBAM, the sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc., a publicly-owned holding company. LBAM is retained by Management to provide day-to-day investment management services. As investment manager, Management is responsible for overseeing the investment activities of LBAM. Several individuals who are officers and/or Trustees of the Trust are also employees of Management.

     The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended October 31, 2006, the impact of this arrangement was a reduction of expenses of $3,397.

     NOTE C--SECURITIES TRANSACTIONS:

     Cost of purchases and proceeds of sales and maturities of long-term securities (excluding short-term securities) for the year ended October 31, 2006 were as follows:

                                  SALES AND       SALES AND
  PURCHASES       PURCHASES      MATURITIES      MATURITIES
   OF U.S.     EXCLUDING U.S.      OF U.S.     EXCLUDING U.S.
 GOVERNMENT      GOVERNMENT      GOVERNMENT      GOVERNMENT
 AND AGENCY      AND AGENCY      AND AGENCY      AND AGENCY
 OBLIGATIONS     OBLIGATIONS     OBLIGATIONS     OBLIGATIONS
$346,654,102     $52,230,822    $346,074,398     $48,341,770

NOTES TO FINANCIAL STATEMENTS LEHMAN BROTHERS CORE BOND FUND CONT'D

     NOTE D--FUND SHARE TRANSACTIONS:

     Share activity for the year ended October 31, 2006, the period ended October 31, 2005 and the year ended September 30, 2005 were as follows:

                       FOR THE YEAR ENDED                  FOR THE YEAR ENDED                    FOR THE YEAR ENDED
                        OCTOBER 31, 2006                  OCTOBER 31, 2005(1)                   SEPTEMBER 30, 2005(2)
              ----------------------------------- ----------------------------------- ----------------------------------------
                         SHARES                              SHARES                              SHARES
                       ISSUED ON                           ISSUED ON                           ISSUED ON
                      REINVESTMENT                        REINVESTMENT                        REINVESTMENT
                      OF DIVIDENDS                        OF DIVIDENDS                        OF DIVIDENDS
(000's        SHARES      AND       SHARES        SHARES      AND       SHARES        SHARES      AND        SHARES
OMITTED)       SOLD  DISTRIBUTIONS REDEEMED TOTAL  SOLD  DISTRIBUTIONS REDEEMED TOTAL  SOLD  DISTRIBUTIONS   REDEEMED    TOTAL
Investor
Class          1,293      210       (1,208)  295    133         8        (56)     85   1,502      127       (1,049)        580
Institutional
Class            505      356       (1,046) (185)    37        16        (96)    (43)  1,409      800      (19,675)(3) (17,466)

(1)  Share activity for the period October 1, 2005 to October 31, 2005.

(2) Share activity for the period October 1, 2004 to June 10, 2005 are for the Predecessor Fund.

(3) Redemptions for the Predecessor Fund's Institutional Class during the year ended September 30, 2005 include the redemption of a significant shareholder account in January 2005 that, as of the date of the redemption, comprised 55% of total net assets.

     NOTE E--LINE OF CREDIT:

     At October 31, 2006, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.07% per annum of an available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at October 31, 2006. During the year ended October 31, 2006, the Fund did not utilize this line of credit.

                                               NEUBERGER BERMAN OCTOBER 31, 2006

     NOTE F--INVESTMENTS IN AFFILIATES*:

                                                                                        INCOME FROM
                                                                                      INVESTMENTS IN
                    BALANCE OF      GROSS                   BALANCE OF                  AFFILIATED
                   SHARES HELD    PURCHASES      GROSS     SHARES HELD      VALUE         ISSUERS
                   OCTOBER 31,       AND       SALES AND   OCTOBER 31,   OCTOBER 31,    INCLUDED IN
NAME OF ISSUER        2005        ADDITIONS   REDUCTIONS       2006          2006      TOTAL INCOME
Neuberger Berman
Prime Money Fund
Trust Class**       2,518,158    61,297,104   60,933,803    2,881,459    $2,881,459      $114,087

*    Affiliated issuers, as defined in the 1940 Act.

** Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

     NOTE G--REORGANIZATION OF LEHMAN BROTHERS CORE BOND FUND:

     After the close of business on June 10, 2005, all the net assets and liabilities of the Predecessor Fund, which was a series of the Ariel Investment Trust, a Massachusetts business trust which commenced operations on April 1, 1986, were reorganized into the Fund. Ariel Investment Trust is registered as a diversified, open-end management investment company under the 1940 Act. The reorganization was performed pursuant to a plan of reorganization approved by the Predecessor Fund's shareholders on June 10, 2005. The reorganization was accomplished by a tax-free exchange of 2,881,565 shares of the Investor Class of the Fund (valued at $29,720,979) for 2,881,565 shares of the Investor Class of the Predecessor Fund and 4,771,414 shares of the Institutional Class of the Fund (valued at
     $49,269,324)  for  4,771,414  shares  of  the  Institutional  Class  of the
     Predecessor Fund outstanding on June 10, 2005. The Predecessor Fund's aggregate net assets at that date ($78,990,303, including $2,305,423 of undistributed net realized gains and $154,374 of net unrealized appreciation) were combined with those of the Fund. The aggregate net assets of the Fund and the Predecessor Fund immediately after the reorganization were $78,990,303.

     NOTE H--RECENT ACCOUNTING PRONOUNCEMENTS:

     On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 clarifies the accounting for income taxes, by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. FIN 48 requires that a "more-likely-than-not" threshold be met before the benefit of a tax position may be recognized in the financial statements and prescribes how such benefit should be measured. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, Management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

     NOTES TO FINANCIAL STATEMENTS LEHMAN BROTHERS CORE BOND FUND CONT'D

     In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.
     Management believes the adoption of SFAS 157 will not have a material impact on the Fund's financial position or results of operations.

                                               NEUBERGER BERMAN OCTOBER 31, 2006

FINANCIAL HIGHLIGHTS LEHMAN BROTHERS CORE BOND FUND

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

NEUBERGER BERMAN INVESTOR CLASS

                                                                 PERIOD FROM
                                                  YEAR ENDED   OCTOBER 1, 2005
                                                 OCTOBER 31,    TO OCTOBER 31,          YEAR ENDED SEPTEMBER 30,
                                                 -----------   ---------------   ---------------------------------------
                                                     2006            2005        2005++++    2004[1]   2003***   2002***
NET ASSET VALUE, BEGINNING OF PERIOD               $10.09          $10.21        $10.51      $10.80    $10.72    $10.45
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)                          .41@            .03@          .31@        .23       .28       .39
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                     .09            (.12)         (.04)        .11       .24       .37
                                                   ------          ------        ------      ------    ------    ------
TOTAL FROM INVESTMENT OPERATIONS                      .50            (.09)          .27         .34       .52       .76
                                                   ------          ------        ------      ------    ------    ------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                (.43)           (.03)         (.31)       (.23)     (.28)     (.39)
NET CAPITAL GAINS                                    (.31)             --          (.26)       (.40)     (.16)     (.10)
                                                   ------          ------        ------      ------    ------    ------
TOTAL DISTRIBUTIONS                                  (.74)           (.03)         (.57)       (.63)     (.44)     (.49)
                                                   ------          ------        ------      ------    ------    ------
NET ASSET VALUE, END OF PERIOD                     $ 9.85          $10.09        $10.21      $10.51    $10.80    $10.72
                                                   ------          ------        ------      ------    ------    ------
TOTAL RETURN++                                      +5.21%           (.87)%**     +2.64%      +3.29%    +5.01%    +7.56%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)             $33.9          $ 31.7        $ 31.2      $ 26.0    $ 26.1    $ 22.3
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#        .86%            .85%*         .86%        .85%      .85%      .85%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS           .85%+++         .85%*+++      .85%+++     .85%      .85%      .85%
RATIO OF NET INVESTMENT INCOME (LOSS)
   TO AVERAGE NET ASSETS                             4.22%           3.51%*        3.03%       2.21%     2.63%     3.65%
PORTFOLIO TURNOVER RATE                               399%             34%**        462%        390%      343%      333%

LEHMAN BROTHERS INSTITUTIONAL CLASS

                                                                 PERIOD FROM
                                                  YEAR ENDED   OCTOBER 1, 2005
                                                 OCTOBER 31,    TO OCTOBER 31,          YEAR ENDED SEPTEMBER 30,
                                                 -----------   ---------------   ---------------------------------------
                                                     2006            2005        2005++++    2004[1]   2003***   2002***
NET ASSET VALUE, BEGINNING OF PERIOD               $10.11          $10.22        $10.52      $10.81    $10.73    $10.45
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                          .45@            .03@          .33@        .28       .33       .43
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                     .08            (.11)         (.02)        .11       .24       .38
                                                   ------          ------        ------      ------    ------    ------
TOTAL FROM INVESTMENT OPERATIONS                      .53            (.08)          .31         .39       .57       .81
                                                   ------          ------        ------      ------    ------    ------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                (.47)           (.03)         (.35)       (.28)     (.33)     (.43)
NET CAPITAL GAINS                                    (.31)             --          (.26)       (.40)     (.16)     (.10)
                                                   ------          ------        ------      ------    ------    ------
TOTAL DISTRIBUTIONS                                  (.78)           (.03)         (.61)       (.68)     (.49)     (.53)
                                                   ------          ------        ------      ------    ------    ------
NET ASSET VALUE, END OF PERIOD                     $ 9.86          $10.11        $10.22      $10.52    $10.81    $10.73
                                                   ------          ------        ------      ------    ------    ------
TOTAL RETURN++                                      +5.52%           (.73)%**     +3.05%      +3.72%    +5.43%    +8.08%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)             $44.5          $ 47.5        $ 48.5      $233.6    $215.5    $195.6
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#        .46%            .45%*         .45%        .45%      .45%      .45%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS           .45%+++         .45%*+++      .45%+++     .45%      .45%      .45%
RATIO OF NET INVESTMENT INCOME (LOSS)
   TO AVERAGE NET ASSETS                             4.60%           3.91%*        3.17%       2.61%     3.04%     4.14%
PORTFOLIO TURNOVER RATE                               399%             34%**        462%        390%      343%      333%

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS LEHMAN BROTHERS CORE BOND FUND

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. The total return would have been lower if Management had not reimbursed and/or waived certain expenses.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

+++ After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

                                       YEAR ENDED   PERIOD ENDED     YEAR ENDED
                                      OCTOBER 31,    OCTOBER 31,   SEPTEMBER 30,
                                          2006         2005(1)          2005
NEUBERGER BERMAN INVESTOR CLASS          1.46%          1.58%          1.05%
LEHMAN BROTHERS INSTITUTIONAL CLASS       .91%          1.05%           .55%

(1)  Period from October 1, 2005 to October 31, 2005.

@ Calculated based on the average number of shares outstanding during each fiscal period.

++++ Effective after the close of business on June 10, 2005, Management succeeded Ariel Capital Management, LLC, as the Fund's investment manager. The financial highlights for the year ended September 30, 2005 include the income and expenses attributable to the Ariel Premier Bond Fund for the period from October 1, 2004 through June 10, 2005 and the income and expenses of the Fund, thereafter.

[1] Audited by other auditors whose report dated November 15, 2004 expressed an unqualified opinion.

*** Audited by other auditors whose report dated October 17, 2003 expressed an unqualified opinion.

*    Annualized.

**   Not annualized.

                                               NEUBERGER BERMAN OCTOBER 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Neuberger Berman Income Funds and
Shareholders of
Lehman Brothers Core Bond Fund

We have audited the accompanying statement of assets and liabilities of the Lehman Brothers Core Bond Fund, a series of the Neuberger Berman Income Funds (the "Trust"), including the schedule of investments, as of October 31, 2006, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended, for the period October 1, 2005 through October 31, 2005, and for the year ended September 30, 2005. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended September 30, 2004 have been audited by other auditors, whose reports dated November 15, 2004 and October 17, 2003 expressed unqualified opinions on such financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Lehman Brothers Core Bond Fund, as of October 31, 2006, the result of its operations for the year then ended, and the changes in its net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.


                                                     /s/ Tait Weller & Baker LLP

Philadelphia, Pennsylvania
December 8, 2006

DIRECTORY

INVESTMENT MANAGER, ADMINISTRATOR AND DISTRIBUTOR
Neuberger Berman Management Inc.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Institutional Services 800.366.6264

SUB-ADVISER
Lehman Brothers Asset Management LLC
745 Seventh Avenue
New York, NY 10019

CUSTODIAN AND SHAREHOLDER SERVICING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

FOR INVESTOR CLASS SHAREHOLDERS
ADDRESS CORRESPONDENCE TO:
Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

FOR INSTITUTIONAL CLASS SHAREHOLDERS
ADDRESS CORRESPONDENCE TO:
Neuberger Berman Management Inc.
605 Third Avenue Mail Drop 2-7
New York, NY 10158-0180
Attn: Institutional Services
888.556.9030

LEGAL COUNSEL
Kirkpatrick & Lockhart Nicholson Graham LLP
1601 K Street, NW
Washington, DC 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

                                               NEUBERGER BERMAN OCTOBER 31, 2006

TRUSTEE AND OFFICER INFORMATION

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

INFORMATION ABOUT THE BOARD OF TRUSTEES

                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN
                               POSITION AND                                               FUND COMPLEX     OTHER DIRECTORSHIPS HELD
                              LENGTH OF TIME                                              OVERSEEN BY       OUTSIDE FUND COMPLEX BY
NAME, AGE, AND ADDRESS(1)        SERVED(2)            PRINCIPAL OCCUPATION(S)(3)        FUND TRUSTEE(4)          FUND TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES
John Cannon (76)            Trustee since 1994   Consultant; formerly, Chairman, CDC           56         Independent Trustee or
                                                 Investment Advisers (registered                          Director of three series
                                                 investment adviser), 1993 to                             of Oppenheimer Funds:
                                                 January 1999; formerly, President                        Limited Term New York
                                                 and Chief Executive Officer, AMA                         Municipal Fund, Rochester
                                                 Investment Advisors, an affiliate                        Fund Municipals, and
                                                 of the American Medical Association.                     Oppenheimer Convertible
                                                                                                          Securities Fund since
                                                                                                          1992.

Faith Colish (71)           Trustee since 2000   Counsel, Carter Ledyard & Milburn             56         Advisory Director, ABA
                                                 LLP (law firm) since October 2002;                       Retirement Funds
                                                 formerly, Attorney-at-Law and                            (formerly, American Bar
                                                 President, Faith Colish, A                               Retirement Association
                                                 Professional Corporation, 1980 to                        (ABRA)) since 1997
                                                 2002.                                                    (not-for-profit membership
                                                                                                          association).

C. Anne Harvey (69)         Trustee since 2000   President, C.A. Harvey Associates             56         Formerly, President, Board
                                                 since October 2001; formerly,                            of Associates to The
                                                 Director, AARP, 1978 to December                         National Rehabilitation
                                                 2001.                                                    Hospital's Board of
                                                                                                          Directors, 2001 to 2002;
                                                                                                          formerly, Member,
                                                                                                          Individual Investors
                                                                                                          Advisory Committee to the
                                                                                                          New York Stock Exchange
                                                                                                          Board of Directors, 1998
                                                                                                          to June 2002.

Robert A. Kavesh (79)       Trustee since 1993   Marcus Nadler Professor Emeritus of           56         Director, The Caring
                                                 Finance and Economics, New York                          Community
                                                 University Stern School of Business;                     (not-for-profit);
                                                 formerly, Executive Secretary-                           formerly, Director, DEL
                                                 Treasurer, American Finance                              Laboratories, Inc.
                                                 Association, 1961 to 1979.                               (cosmetics and
                                                                                                          pharmaceuticals), 1978 to
                                                                                                          2004; formerly, Director,
                                                                                                          Apple Bank for Savings,
                                                                                                          1979 to 1990; formerly,
                                                                                                          Director, Western Pacific
                                                                                                          Industries, Inc., 1972 to
                                                                                                          1986 (public company).

TRUSTEE AND OFFICER INFORMATION CONT'D

                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN
                               POSITION AND                                               FUND COMPLEX     OTHER DIRECTORSHIPS HELD
                              LENGTH OF TIME                                              OVERSEEN BY       OUTSIDE FUND COMPLEX BY
NAME, AGE, AND ADDRESS(1)        SERVED(2)            PRINCIPAL OCCUPATION(S)(3)        FUND TRUSTEE(4)          FUND TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Howard A. Mileaf (69)       Trustee since 2000   Retired; formerly, Vice President             56         Director, Webfinancial
                                                 and General Counsel, WHX Corporation                     Corporation (holding
                                                 (holding company), 1993 to 2001.                         company) since December
                                                                                                          2002; formerly, Director
                                                                                                          WHX Corporation (holding
                                                                                                          company), January 2002 to
                                                                                                          June 2005; formerly,
                                                                                                          Director, State Theatre of
                                                                                                          New Jersey (not-for-profit
                                                                                                          theater), 2000 to 2005;
                                                                                                          formerly, Director, Kevlin
                                                                                                          Corporation (manufacturer
                                                                                                          of microwave and other
                                                                                                          products).

Edward I. O'Brien (78)      Trustee since 2000   Formerly, Member, Investment Policy           56         Director, Legg Mason, Inc.
                                                 Committee, Edward Jones, 1993 to                         (financial services
                                                 2001; President, Securities Industry                     holding company) since
                                                 Association ("SIA") (securities                          1993; formerly, Director,
                                                 industry's representative in                             Boston Financial Group
                                                 government relations and regulatory                      (real estate and tax
                                                 matters at the federal and state                         shelters), 1993 to 1999.
                                                 levels), 1974 to 1992; Adviser to
                                                 SIA, November 1992 to November 1993.

William E. Rulon (74)       Trustee since 1993   Retired; formerly, Senior Vice                56         Formerly, Director,
                                                 President, Foodmaker, Inc. (operator                     Pro-Kids Golf and Learning
                                                 and franchiser of restaurants) until                     Academy (teach golf and
                                                 January 1997.                                            computer usage to "at
                                                                                                          risk" children), 1998 to
                                                                                                          2006; formerly, Director,
                                                                                                          Prandium, Inc.
                                                                                                          (restaurants), March 2001
                                                                                                          to July 2002.

Cornelius T. Ryan (75)      Trustee since 2000   Founding General Partner, Oxford              56         None.
                                                 Partners and Oxford Bioscience
                                                 Partners (venture capital investing)
                                                 and President, Oxford Venture
                                                 Corporation since 1981.

                                                                                                 NEUBERGER BERMAN OCTOBER 31, 2006

                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN
                               POSITION AND                                               FUND COMPLEX     OTHER DIRECTORSHIPS HELD
                              LENGTH OF TIME                                              OVERSEEN BY       OUTSIDE FUND COMPLEX BY
NAME, AGE, AND ADDRESS(1)        SERVED(2)            PRINCIPAL OCCUPATION(S)(3)        FUND TRUSTEE(4)          FUND TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Tom D. Seip (56)            Trustee since        General Partner, Seip Investments LP          56         Director, H&R Block, Inc.
                            2000; Lead           (a private investment partnership);                      (financial services
                            Independent          formerly, President and CEO,                             company) since May 2001;
                            Trustee beginning    Westaff, Inc. (temporary staffing),                      Director, America One
                            2006                 May 2001 to January 2002; formerly,                      Foundation since 1998;
                                                 Senior Executive at the Charles                          formerly, Director,
                                                 Schwab Corporation, 1983 to 1999,                        Forward Management, Inc.
                                                 including Chief Executive Officer,                       (asset management
                                                 Charles Schwab Investment                                company), 1999 to 2006;
                                                 Management, Inc. and Trustee, Schwab                     formerly Director, E-Bay
                                                 Family of Funds and Schwab                               Zoological Society, 1999
                                                 Investments, 1997 to 1998, and                           to 2003; formerly,
                                                 Executive Vice President-Retail                          Director, General Magic
                                                 Brokerage, Charles Schwab Investment                     (voice recognition
                                                 Management, 1994 to 1997.                                software), 2001 to 2002;
                                                                                                          formerly, Director,
                                                                                                          E-Finance Corporation
                                                                                                          (credit decisioning
                                                                                                          services), 1999 to 2003;
                                                                                                          formerly, Director,
                                                                                                          Save-Daily.com (micro
                                                                                                          investing services), 1999
                                                                                                          to 2003.

Candace L. Straight (59)    Trustee since 1993   Private investor and consultant               56         Director, Montpelier Re
                                                 specializing in the insurance                            (reinsurance company)
                                                 industry; formerly, Advisory                             since 2006; Director,
                                                 Director, Securitas Capital LLC                          National Atlantic Holdings
                                                 (a global private equity investment                      Corporation (property and
                                                 firm dedicated to making investments                     casualty insurance
                                                 in the insurance sector), 1998 to                        company) since 2004;
                                                 December 2003.                                           Director, The Proformance
                                                                                                          Insurance Company
                                                                                                          (personal lines property
                                                                                                          and casualty insurance
                                                                                                          company) since March 2004;
                                                                                                          formerly, Director,
                                                                                                          Providence Washington
                                                                                                          Insurance Company
                                                                                                          (property and casualty
                                                                                                          insurance company),
                                                                                                          December 1998 to March
                                                                                                          2006; formerly, Director,
                                                                                                          Summit Global Partners
                                                                                                          (insurance brokerage
                                                                                                          firm), 2000 to 2005.

TRUSTEE AND OFFICER INFORMATION CONT'D

                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN
                               POSITION AND                                               FUND COMPLEX     OTHER DIRECTORSHIPS HELD
                              LENGTH OF TIME                                              OVERSEEN BY       OUTSIDE FUND COMPLEX BY
NAME, AGE, AND ADDRESS(1)        SERVED(2)            PRINCIPAL OCCUPATION(S)(3)        FUND TRUSTEE(4)          FUND TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Peter P. Trapp (62)         Trustee since 2000   Regional Manager for Mid-Southern             56         None.
                                                 Region, Ford Motor Credit Company
                                                 since September 1997; formerly,
                                                 President, Ford Life Insurance
                                                 Company, April 1995 to August 1997.

FUND TRUSTEES WHO ARE "INTERESTED PERSONS"

Jack L. Rivkin* (66)        President and        Executive Vice President and Chief            56         Director, Dale Carnegie
                            Trustee since 2002   Investment Officer, Neuberger Berman                     and Associates, Inc.
                                                 Inc. (holding company) since 2002                        (private company) since
                                                 and 2003, respectively; Managing                         1998; Director, Solbright,
                                                 Director and Chief Investment                            Inc. (private company)
                                                 Officer, Neuberger since December                        since 1998.
                                                 2005 and 2003, respectively;
                                                 formerly, Executive Vice President,
                                                 Neuberger, December 2002 to 2005;
                                                 Director and Chairman, Management
                                                 since December 2002; formerly,
                                                 Executive Vice President, Citigroup
                                                 Investments, Inc., September 1995 to
                                                 February 2002; formerly, Executive
                                                 Vice President, Citigroup Inc.,
                                                 September 1995 to February 2002.

                                                                                                 NEUBERGER BERMAN OCTOBER 31, 2006

                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN
                               POSITION AND                                               FUND COMPLEX     OTHER DIRECTORSHIPS HELD
                              LENGTH OF TIME                                              OVERSEEN BY       OUTSIDE FUND COMPLEX BY
NAME, AGE, AND ADDRESS(1)        SERVED(2)            PRINCIPAL OCCUPATION(S)(3)        FUND TRUSTEE(4)          FUND TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Peter E. Sundman* (47)      Chairman of the      Executive Vice President, Neuberger           56         Director and Vice
                            Board and Trustee    Berman Inc. (holding company) since                      President, Neuberger &
                            since 2000; Chief    1999; Head of Neuberger Berman                           Berman Agency, Inc. since
                            Executive Officer    Inc.'s Mutual Funds Business                             2000; formerly, Director,
                            since 1999;          (since 1999) and Institutional                           Neuberger Berman Inc.
                            President from       Business (1999 to October 2005);                         (holding company), October
                            1999 to 2000         responsible for Managed Accounts                         1999 to March 2003;
                                                 Business and intermediary                                Trustee, Frost Valley
                                                 distribution since October 1999;                         YMCA; Trustee, College of
                                                 President and Director, Management                       Wooster.
                                                 since 1999; Managing Director,
                                                 Neuberger since 2005; formerly,
                                                 Executive Vice President, Neuberger,
                                                 1999 to December 2005; formerly,
                                                 Principal, Neuberger, 1997 to 1999;
                                                 formerly, Senior Vice President,
                                                 Management, 1996 to 1999.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4) For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

* Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of Management and Neuberger.

TRUSTEE AND OFFICER INFORMATION

INFORMATION ABOUT THE OFFICERS OF THE TRUST

                                      POSITION AND
NAME, AGE, AND ADDRESS(1)       LENGTH OF TIME SERVED(2)                              PRINCIPAL OCCUPATION(S)(3)
------------------------------------------------------------------------------------------------------------------------------------
Andrew B. Allard (45)       Anti-Money Laundering              Senior Vice President, Neuberger since 2006; Deputy General Counsel,
                            Compliance Officer since 2002      Neuberger since 2004; formerly, Vice President, Neuberger, 2000 to
                                                               2006; formerly, Associate General Counsel, Neuberger, 1999 to 2004;
                                                               Anti-Money Laundering Compliance Officer, fifteen registered investment companies for which Management acts as investment manager and administrator (seven since 2002, three since 2003, four since
                                                               2004 and one since 2005) and one registered investment company for which Lehman Brothers Asset Management Inc. acts as investment adviser (since 2006).

Michael J. Bradler (36)     Assistant Treasurer since 2005     Vice President, Neuberger since 2006; Employee, Management since
                                                               1997; Assistant Treasurer, fifteen registered investment companies for which Management acts as investment manager and administrator
                                                               (fifteen since 2005) and one registered investment company for which
                                                               Lehman Brothers Asset Management Inc. acts as investment adviser
                                                               (since 2006).

Claudia A. Brandon (50)     Secretary since 1985               Vice President-Mutual Fund Board Relations, Management since 2000 and
                                                               Assistant Secretary since 2004; Vice President, Neuberger since 2002 and Employee since 1999; Secretary, fifteen registered investment companies for which Management acts as investment manager and administrator (three since 1985, four since 2002, three since 2003, four since 2004 and one since 2005) and one registered investment company for which Lehman Brothers Asset Management Inc. acts as investment adviser (since 2006).

                                                                                                 NEUBERGER BERMAN OCTOBER 31, 2006
                                      POSITION AND
NAME, AGE, AND ADDRESS(1)       LENGTH OF TIME SERVED(2)                              PRINCIPAL OCCUPATION(S)(3)
------------------------------------------------------------------------------------------------------------------------------------
Robert Conti (50)           Vice President since 2000          Senior Vice President, Neuberger since 2003; formerly, Vice
                                                               President, Neuberger, 1999 to 2003; Senior Vice President, Management
                                                               since 2000; Vice President, fifteen registered investment companies for which Management acts as investment manager and administrator
                                                               (three since 2000, four since 2002, three since 2003, four since 2004 and one since 2005) and one registered investment company for which
                                                               Lehman Brothers Asset Management Inc. acts as investment adviser
                                                               (since 2006).

Brian J. Gaffney (53)       Vice President since 2000          Managing Director, Neuberger since 1999; Senior Vice President,
                                                               Management since 2000; Vice President, fifteen registered investment companies for which Management acts as investment manager and administrator (three since 2000, four since 2002, three since 2003, four since 2004 and one since 2005) and one registered investment company for which Lehman Brothers Asset Management Inc. acts as investment adviser (since 2006).

Maxine L. Gerson (56)       Chief Legal Officer since 2005     Senior Vice President, Neuberger since 2002; Deputy General Counsel
                            (only for purposes of sections     and Assistant Secretary, Neuberger since 2001; formerly, Vice
                            307 and 406 of the                 President, Neuberger, 2001 to 2002; formerly, Associate General
                            Sarbanes-Oxley Act of 2002)        Counsel, Neuberger, 2001; formerly, Counsel, Neuberger, 2000;
                                                               Secretary and General Counsel, Management since 2004; Chief Legal
                                                               Officer (only for purposes of sections 307 and 406 of the
                                                               Sarbanes-Oxley Act of 2002), fifteen registered investment companies for which Management acts as investment manager and administrator
                                                               (fifteen since 2005) and one registered investment company for which
                                                               Lehman Brothers Asset Management Inc. acts as investment adviser
                                                               (since 2006).

Sheila R. James (41)        Assistant Secretary since 2002     Employee, Neuberger since 1999; Assistant Secretary, fifteen registered investment companies for which Management acts as investment manager and administrator (seven since 2002, three since
                                                               2003, four since 2004 and one since 2005) and one registered investment company for which Lehman Brothers Asset Management Inc.
                                                               acts as investment adviser (since 2006).

TRUSTEE AND OFFICER INFORMATION CONT'D

                                      POSITION AND
NAME, AGE, AND ADDRESS(1)       LENGTH OF TIME SERVED(2)                              PRINCIPAL OCCUPATION(S)(3)
------------------------------------------------------------------------------------------------------------------------------------
Kevin Lyons (51)            Assistant Secretary since 2003     Employee, Neuberger since 1999; Assistant Secretary, fifteen registered investment companies for which Management acts as investment manager and administrator (ten since 2003, four since 2004 and one since 2005) and one registered investment company for which
                                                               Lehman Brothers Asset Management Inc. acts as investment adviser
                                                               (since 2006).

John M. McGovern (36)       Treasurer and Principal            Vice President, Neuberger since 2004; Employee, Management since
                            Financial and Accounting Officer   1993; Treasurer and Principal Financial and Accounting Officer,
                            since 2005; prior thereto,         fifteen registered investment companies for which Management acts as
                            Assistant Treasurer since 2002     investment manager and administrator (fifteen since 2005) and one registered investment company for which Lehman Brothers Asset
                                                               Management Inc. acts as investment adviser (since 2006); formerly,
                                                               Assistant Treasurer, fifteen registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (35)           Assistant Treasurer since 2005     Vice President, Neuberger since 2006; Employee, Management since
                                                               1995; Assistant Treasurer, fifteen registered investment companies for which Management acts as investment manager and administrator
                                                               (fifteen since 2005) and one registered investment company for which
                                                               Lehman Brothers Asset Management Inc. acts as investment adviser
                                                               (since 2006).

Frederic B. Soule (60)      Vice President since 2000          Senior Vice President, Neuberger since 2003; formerly, Vice
                                                               President, Neuberger, 1999 to 2003; Vice President, fifteen registered investment companies for which Management acts as investment manager and administrator (three since 2000, four since
                                                               2002, three since 2003, four since 2004 and one since 2005) and one registered investment company for which Lehman Brothers Asset
                                                               Management Inc. acts as investment adviser (since 2006).

                                                                                                 NEUBERGER BERMAN OCTOBER 31, 2006

                                      POSITION AND
NAME, AGE, AND ADDRESS(1)       LENGTH OF TIME SERVED(2)                              PRINCIPAL OCCUPATION(S)(3)
------------------------------------------------------------------------------------------------------------------------------------
Chamaine Williams (35)      Chief Compliance Officer since     Vice President, Lehman Brothers Inc. since 2003; Chief Compliance
                            2005                               Officer, fifteen registered investment companies for which Management acts as investment manager and administrator (fifteen since 2005) and one registered investment company for which Lehman Brothers Asset
                                                               Management Inc. acts as investment adviser (since 2005); Chief
                                                               Compliance Officer, Lehman Brothers Asset Management Inc. since 2003;
                                                               Chief Compliance Officer, Lehman Brothers Alternative Investment
                                                               Management LLC since 2003; formerly, Vice President, UBS Global Asset
                                                               Management (US) Inc. (formerly, Mitchell Hutchins Asset Management, a wholly-owned subsidiary of PaineWebber Inc.), 1997 to 2003.

----------
(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

                                               NEUBERGER BERMAN OCTOBER 31, 2006

NOTICE TO SHAREHOLDERS

The Fund hereby designates $299,225 as a capital gain distribution.

Under most state tax laws, mutual fund dividends that are derived from direct investments in U.S. Government obligations are not taxable, as long as a Fund meets certain requirements. Some states require that a Fund must provide shareholders with a written notice, within 60 days of the close of a Fund's taxable year, designating the portion of the dividends that represents interest which those states consider to have been earned on U.S. Government obligations. The chart below shows the percentage of income derived from such investments for the twelve months ended October 31, 2006. This information should not be used to complete your tax returns.

                            OTHER DIRECT     OTHER INDIRECT
          U.S. TREASURY   U.S. GOVERNMENT   U.S. GOVERNMENT
           OBLIGATIONS      OBLIGATIONS       OBLIGATIONS
               5.3%             2.3%              8.1%

You will receive information to be used in filing your 2006 tax returns, which will include a notice of the exact tax status of all dividends paid to you by each Fund during calendar year 2006. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS

At a meeting held on September 27, 2006, the Board of Trustees ("Board") of Neuberger Berman Income Funds, including the Trustees who are not "interested persons" of the Trust ("Independent Fund Trustees"), approved continuance of the Management and Sub-Advisory Agreements ("Agreements") for Lehman Brothers Core Bond Fund ("Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Neuberger Berman Management Inc. ("Management") and Lehman Brothers Asset Management LLC ("Lehman Brothers Asset Management") in response to questions submitted by counsel to the Independent Fund Trustees, and met with senior representatives of Management and Lehman Brothers Asset Management regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Lehman Brothers Asset Management. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and Lehman Brothers Asset Management have time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and Lehman Brothers Asset Management; (2) the performance of the Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services provided and profits historically realized by Management and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect those potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered the nature, extent and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Fund.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the degree of risk undertaken by the portfolio managers. The Board considered the experience and staffing of portfolio management and the investment research personnel of Management and Lehman Brothers Asset Management dedicated to performing services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's policies and practices regarding brokerage and allocations of portfolio transactions for the Fund. The Board also considered the quality of trade execution provided by Management and its affiliates. In addition, the Board noted the positive compliance history of Management, as the firm has been free of significant compliance problems.

With respect to the performance of the Fund, the Board considered the performance of the Fund relative to its benchmark and a peer group of investment companies pursuing broadly similar strategies. The Board also considered the performance in relation to the degree of risk undertaken by the portfolio managers.

With respect to the overall fairness of the Agreements, the Board considered the fee structure of the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or Lehman Brothers Asset Management or their affiliates. The Board also considered the profitability of Management and its affiliates from their association with the Fund.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of comparable funds. The Board considered the mean and median of the management fees and expense ratios of the peer group. In addition, the Board considered the contractual limits on Fund expenses undertaken by Management. The Board noted that Management incurred a loss on the Fund on an after-tax basis.

BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS CONT'D

The Board considered whether there were other funds that were sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with similar investment objectives, policies and strategies as the Funds. The Board noted that there were no comparable sub-advised funds. The Board compared the fees charged to comparable separate accounts to the fees charged to the Fund at various asset levels. The Board considered the appropriateness and reasonableness of the differences between the fees charged between the Fund and the comparable separate accounts and determined that the differences in fees were consistent with the management and other services provided.

The Board also evaluated any actual or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered that the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's loss on the Fund since Management became the investment adviser to the Fund. The Board also carefully examined Management's cost allocation methodology and had an independent consultant review the methodology. It also reviewed an analysis from an independent data service on investment management profitability margins. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded it was satisfied that Management's level of profitability from its relationship with the Fund was not excessive.

CONCLUSIONS

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interest of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Lehman Brothers Asset Management could be expected to provide a high level of service to the Fund; the performance of the Fund was satisfactory; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services expected to be provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund.

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

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

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

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180

FOR NEUBERGER BERMAN
INVESTOR CLASS SHARES:
SHAREHOLDER SERVICES
800.877.9700

INSTITUTIONAL SERVICES
800.366.6264

FOR LEHMAN BROTHERS
INSTITUTIONAL CLASS SHARES:
SHAREHOLDER SERVICES
800.877.9700

INSTITUTIONAL SUPPORT SERVICES
888.556.9030

www.nb.com

[GRAPHIC] F0403 12/06

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY

ANNUAL REPORT
OCTOBER 31, 2006

NEUBERGER BERMAN
INCOME FUNDS(R)

INSTITUTIONAL CLASS SHARES

STRATEGIC INCOME FUND

                                               NEUBERGER BERMAN OCTOBER 31, 2006

CONTENTS

THE FUND

CHAIRMAN'S LETTER                                                              2

PORTFOLIO COMMENTARY                                                           3

FUND EXPENSE INFORMATION                                                       8

SCHEDULE OF INVESTMENTS                                                        9

FINANCIAL STATEMENTS                                                          20

FINANCIAL HIGHLIGHTS PER SHARE DATA                                           32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                       34

DIRECTORY                                                                     35

TRUSTEES AND OFFICERS                                                         36

PROXY VOTING POLICIES AND PROCEDURES                                          45

QUARTERLY PORTFOLIO SCHEDULE                                                  45

NOTICE TO SHAREHOLDERS                                                        46

BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS             47

"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund name in this shareholder report are either service marks or registered service marks of Neuberger Berman Management Inc. (C)2006 Neuberger Berman Management Inc. All rights reserved.

CHAIRMAN'S LETTER
(Graphic)

Dear Shareholder,

I am pleased to present to you this annual report for the Neuberger Berman Strategic Income Fund for the period ended October 31, 2006. The report includes portfolio commentary, a listing of the Fund's investments, and its audited financial statements for the reporting period.

The portfolio represents a carefully considered mix of income-producing securities, which include real estate investment trusts (REITs), investment grade debt, high yield securities, foreign securities, and other dividend-paying equities. The Fund's return over the reporting period demonstrates the potential benefits of investing in a diverse portfolio of income-producing securities managed by investment professionals who are experts in their area of focus. Oversight from an Asset Allocation Committee, whose primary responsibility is to tactically and strategically adjust the portfolio's exposure to each of these market sectors, offers additional flexibility to pursue long-term returns in what we find to be the most attractive segments.

Over the past 12 months, investors have paid special attention to economic signals and how they might affect Federal Reserve interest rate policy. Early on, this focus at times led to disappointment for stock and bond investors alike as economic growth remained exceptionally strong and inflation trends, threatening. However, by August the Fed was confident enough in the cumulative effect of its tightening campaign to hold rates steady, which has provided fuel to an impressive capital markets advance.

Of course, it's always worth remembering that markets can get ahead of themselves, and our managers have, naturally, taken a level headed view of what has unfolded. While taking advantage of the opportunities presented by the rally, they have also been carefully managing duration and maintaining a focus on quality to help protect shareholder capital.

Thank you for your confidence in Neuberger Berman. We will continue to do our best to earn it.

Sincerely,


/s/ Peter Sundman
-------------------------------------
PETER SUNDMAN
CHAIRMAN OF THE BOARD
NEUBERGER BERMAN INCOME FUNDS

                                               NEUBERGER BERMAN OCTOBER 31, 2006

STRATEGIC INCOME FUND PORTFOLIO COMMENTARY

For the 12 months ended October 31, 2006, the Neuberger Berman Strategic Income Fund provided a total return of 10.34% compared to the Lehman Brothers U.S. Aggregate Index, which advanced 5.19%.

In our opinion, the Fund's performance over the reporting period demonstrates the benefit of investing in a diversified portfolio of income-producing securities. Portfolio holdings include not only investment grade bonds, but also foreign and high yield bonds, dividend-paying equities and real estate investment trusts. We believe our ability to adjust our mix of investments provides the flexibility to pursue the long-term potential of better performing, income producing market sectors. Below is a summary of dynamics affecting our strategies across the portfolio.

REAL ESTATE INVESTMENT TRUSTS

Improving commercial real estate fundamentals, increased merger and acquisition activity, and a strong flow of funds from institutional and retail investors translated into excellent gains for the real estate investment trust (REIT) market in the fiscal year. The real estate component of the Fund benefited from this strong environment.

Rising demand and restrained supply growth resulting from an estimated 10% to 20% increase in development costs have translated into higher occupancy rates, increasing rental and lease prices, and above average REIT earnings growth in most property sectors.

REITs have become more fully valued relative to historical average price/earnings ratios and yield. Relative to net asset value (NAV), they currently trade at their historical average.

Historically REITs have delivered average annual percentage returns in the low teens, with approximately 60% of the return coming from dividends and 40% from price appreciation. In the year ahead, we believe that REITs are capable of matching this historical return average with earnings- and deal activity-driven price appreciation playing a bigger role in the total return equation.

INVESTMENT GRADE FIXED INCOME

Beginning in late 2005, bond markets became increasingly focused on the potential for an inversion of the yield curve (in which long-term yields dip below short-term yields), reflecting uncertainty about the economy. Indeed, the yield curve inverted in late December 2005, and remained inverted or flat throughout the first quarter of 2006, as investors equivocated about the impact of new economic data on the Federal Reserve's long monetary tightening campaign.

In June, however, the bond market began an extended rally -- reflecting anticipation of slower economic growth and a pause by the Fed -- that lowered interest rates by roughly 50 basis points through fiscal year-end. In response, we shortened the duration of the Fund's investment grade bond component from neutral to slightly below benchmark levels, believing that the market was assuming a far weaker economy and quicker reduction in interest rates than was likely. We also added to our corporate holdings, as some attractive new issues came to market. Otherwise, exposures remained close to unchanged, with short mortgages constituting a modest overweight.

Looking forward, we believe that prospects for bonds appear reasonably favorable over the longer term. An environment of modest economic growth could keep interest rates in check, limiting price pressure and market anxiety. And with yields on some bonds still significantly higher than just a few years ago, the income provided by fixed income remains impressive.

HIGH YIELD SECURITIES

The high yield bond market provided attractive returns over the reporting period. Performance of the asset class was driven in part by the favorable level

STRATEGIC INCOME FUND PORTFOLIO COMMENTARY CONT'D

of coupon income available from high yield bonds relative to higher-rated alternatives, as well as capital appreciation, as prices rose in response to the narrowing of credit spreads. Market fundamentals were solid for high yield issues, with an attractive supply/demand balance and low default rates.

Among high yield bonds, credit spreads tightened throughout the year and lower quality bonds outperformed higher quality tiers. Across sectors, diversified financial services, capital goods, media/cable and automotive and auto parts were particularly good performers. For the fiscal year, the high yield portion of the portfolio generated a favorable return but was not as heavily exposed to the lower quality tiers of the high yield market and hence did not participate as fully when spreads narrowed for riskier issues.

We continue to maintain a reduced level of exposure in lower-rated credit tiers, believing that a somewhat cautious stance is warranted at this stage of the economic cycle. Moreover, the portfolio's high yield holdings are tilted toward industries that have exhibited a high level of cash flow stability and away from more cyclical industries.

FOREIGN SECURITIES

This segment of the portfolio has been invested in high-quality liquid bonds. Although the Federal Reserve has paused in raising rates, overseas economies remain strong, suggesting that other central banks may continue to tighten monetary policy into next year. As such, we continue to underweight markets such as Japan where inflation is likely to gain momentum. On the other hand, we are emphasizing sterling-denominated debt, which has been benefiting from a supply/demand imbalance at the long end of the market. In terms of credits, we think that a relatively benign operating environment and positive technical factors should support corporate bond performance. However, we are maintaining a conservative bias in low-volatility sectors and securities, while focusing on the intermediate part of the yield curve.

INCOME-ORIENTED EQUITY SECURITIES

Our allocation to income-oriented equity securities provided substantial gains but trailed the S&P 500 over the past 12 months. Contributions came from appreciation in a variety of areas, including Utilities and Energy, as well as from income from healthy dividend and fixed income yields. We believe that the Utility sector continues to provide a compelling combination of dividends and appreciation potential, due to competent management, sound business strategies, and a favorable trend in electricity pricing.

This portfolio segment is focused on high yielding securities including stocks and convertibles. We have also been selling "covered calls" as a way to generate income -- selling potential upside in stocks in exchange for additional income in the form of a call premium. This approach will cause the portfolio to lag the market when stocks are particularly strong, but it will help to generate better returns in a flat or weak market, or a market that is moving up slowly.

Sincerely,


                             NEUBERGER BERMAN
                          STRATEGIC INCOME FUND
                        ASSET ALLOCATION COMMITTEE

                                               NEUBERGER BERMAN OCTOBER 31, 2006

AVERAGE ANNUAL TOTAL RETURN(1)
ENDED 10/31/06

                                         LEHMAN BROTHERS
                 INSTITUTIONAL CLASS   U.S. AGGREGATE INDEX
1 YEAR                     10.34%              5.19%
LIFE OF FUND                8.94%              3.33%
-----------------------------------------------------------
INCEPTION DATE        07/11/2003

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.NB.COM/PERFORMANCE.

COMPARISON OF A $10,000 INVESTMENT

                                     [CHART]

                                      LEHMAN BROTHERS
             INSTITUTIONAL CLASS   U.S. AGGREGATE INDEX
 7/11/2003         $10,000                $10,000
10/31/2003         $10,195                $ 9,927
 4/30/2004         $10,494                $10,051
10/31/2004         $11,281                $10,476
 4/30/2005         $11,544                $10,579
10/31/2005         $12,034                $10,595
 4/30/2006         $12,496                $10,654
10/31/2006         $13,278                $11,145

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The result is compared with one or more benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see Endnotes and Glossary of Indices for additional information.

The composition, industries and holdings of the Fund are subject to change.

For the period ending 10/31/06, the 30-day SEC yield of the Institutional Class shares was 4.15%.

ASSET DIVERSIFICATION
(% BY ASSET CLASS)

Corporate Debt                                                             33.9%
Convertible Debt                                                            1.9
Foreign Securities                                                         19.3
U.S. Government Agency Securities                                           3.3
Mortgage-Backed Securities                                                 13.5
U.S. Treasury Securities                                                    1.4
Preferred Stock                                                             0.6
Common Stock                                                               25.4
Short Term Investments                                                      3.2
Liabilities, less cash, receivables and other assets                       (2.5)

ENDNOTES

(1) Neuberger Berman Management Inc. ("Management") has contractually undertaken to reimburse Neuberger Berman Strategic Income Fund so that total annual operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses of the Fund are limited to 0.85% of average daily net assets. The undertaking lasts until October 31, 2016. The Fund has contractually undertaken to reimburse Management for the excess expenses paid by Management, provided the reimbursements do not cause its total annual operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed the above stated expense limitation and the reimbursements are made within three years after the year that Management incurred the expense. Absent such reimbursements, the performance of the Fund would have been lower.

                                               NEUBERGER BERMAN OCTOBER 31, 2006

GLOSSARY OF INDICES

LEHMAN BROTHERS U.S. AGGREGATE INDEX:       An unmanaged index that represents
                                            the U.S. domestic investment grade
                                            bond market. It is comprised of the
                                            Lehman Brothers Government/Corporate
                                            Bond Index, Mortgage-Backed
                                            Securities Index, and Asset-Backed
                                            Securities Index, including
                                            securities that are of
                                            investment-grade quality or better,
                                            have at least one year to maturity,
                                            and have an outstanding par value of
                                            at least $100 million.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that investors cannot invest directly in any index. Data about the performance of the index are prepared or obtained by Management and includes reinvestment of all dividends and capital gain distributions. The Fund may invest in securities not included in its index.

INFORMATION ABOUT YOUR FUND'S EXPENSES

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended October 31, 2006, and held for the entire period. The table illustrates the fund's costs in two ways:

ACTUAL EXPENSES AND PERFORMANCE:            The first section of the table
                                            provides information about actual
                                            account values and actual expenses
                                            in dollars, based on the fund's
                                            actual performance during the
                                            period. You may use the information
                                            in this line, together with the
                                            amount you invested, to estimate the
                                            expenses you paid over the period.
                                            Simply divide your account value by
                                            $1,000 (for example, an $8,600
                                            account value divided by $1,000 =
                                            8.6), then multiply the result by
                                            the number in the first section of
                                            the table under the heading entitled
                                            "Expenses Paid During the Period" to
                                            estimate the expenses you paid over
                                            the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON         The second section of the table
PURPOSES:                                   provides information about
                                            hypothetical account values and
                                            hypothetical expenses based on the
                                            fund's actual expense ratio and an
                                            assumed rate of return at 5% per
                                            year before expenses. This return is
                                            not the fund's actual return. The
                                            hypothetical account values and
                                            expenses may not be used to estimate
                                            the actual ending account balance or
                                            expenses you paid for the period.
                                            You may use this information to
                                            compare the ongoing costs of
                                            investing in this fund versus other
                                            funds. To do so, compare the
                                            expenses shown in this 5%
                                            hypothetical example with the 5%
                                            hypothetical examples that appear in
                                            the shareholder reports of other
                                            funds.

EXPENSE INFORMATION AS OF 10/31/06 (UNAUDITED)

NEUBERGER BERMAN STRATEGIC INCOME FUND


                            BEGINNING     ENDING      EXPENSES
                             ACCOUNT     ACCOUNT    PAID DURING
ACTUAL                        VALUE       VALUE     THE PERIOD*
---------------------------------------------------------------
Institutional Class           $1,000    $1,061.60      $4.42

HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)**
---------------------------------------------------------------
Institutional Class           $1,000    $1,020.92      $4.33

* Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

                                               NEUBERGER BERMAN OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS STRATEGIC INCOME FUND

NUMBER OF SHARES                                                 MARKET VALUE(+)
                                                                (000's OMITTED)
COMMON STOCKS (25.4%)

APARTMENTS (2.8%)
2,300   Archstone-Smith Trust                                         $138
1,100   Avalonbay Communities                                          144
  300   Camden Property Trust                                           24
2,200   Equity Residential                                             120
  200   Essex Property Trust                                            27
1,800   Home Properties                                                114
                                                                      ----
                                                                       567
BANKING & FINANCIAL (0.3%)
1,000   Lincoln National                                                63++++
COMMUNITY CENTERS (0.5%)
  200   Developers Diversified Realty                                   12
1,300   Regency Centers                                                 94
                                                                      ----
                                                                       106
CONSUMER DISCRETIONARY (0.2%)
4,000   ServiceMaster Co.                                               45
DIVERSIFIED (1.3%)
1,300   Colonial Properties Trust                                       66
2,300   iStar Financial                                                107
  700   Vornado Realty Trust                                            83
                                                                      ----
                                                                       256
ENERGY (1.0%)
5,000   Cathedral Energy Services Income Trust                          42
2,000   CCS Income Trust                                                67
1,081   Enbridge Energy Management                                      53*
2,100   Mullen Group Income Fund                                        42
                                                                      ----
                                                                       204
FINANCE (1.0%)
3,500   Apollo Investment                                               76
3,000   Tortoise Energy Capital                                         73
2,000   Tortoise Energy Infrastructure                                  65
                                                                      ----
                                                                       214
FINANCIAL SERVICES (0.5%)
3,500   Aeroplan Income Fund                                            50
1,000   American Express                                                58++++
                                                                      ----
                                                                       108
FOOD & BEVERAGE (0.2%)
1,000   Anheuser-Busch                                                  48++++
HEALTH CARE (1.6%)
2,000   Health Care Property Investors                                  63
3,000   Nationwide Health Properties                                    86
1,000   Novartis AG ADR                                                 61++++
  700   OMEGA Healthcare Investors                                      12
2,700   Ventas, Inc.                                                   105
                                                                      ----
                                                                       327
HOUSEHOLD & PERSONAL PRODUCTS (0.3%)
1,000   Kimberly-Clark                                                $ 66++++
INDUSTRIAL (1.7%)
1,400   First Industrial Realty Trust                                   64
1,500   General Electric                                                53
1,500   Praxair, Inc.                                                   91++++
2,200   ProLogis                                                       139
                                                                      ----
                                                                       347
INSURANCE (0.7%)
1,000   American International Group                                    67
2,500   Arthur J. Gallagher                                             70
                                                                      ----
                                                                       137
LODGING (1.1%)
5,912   Host Hotels & Resorts                                          136
1,400   LaSalle Hotel Properties                                        59
  600   Starwood Hotels & Resorts Worldwide                             36
                                                                      ----
                                                                       231
OFFICE (4.1%)
  900   Alexandria Real Estate Equities                                 90
7,800   American Financial Realty Trust                                 91
2,100   Brookfield Asset Management Class A                             94
1,300   Brookfield Properties                                           49
1,400   Douglas Emmett                                                  33*
2,350   Equity Office Properties Trust                                 100
1,600   Highwoods Properties                                            61
  900   Mack-Cali Realty                                                48
3,000   Maguire Properties                                             128
1,200   SL Green Realty                                                145
                                                                      ----
                                                                       839
OFFICE - INDUSTRIAL (0.2%)
1,300   Digital Realty Trust                                            43
OIL & GAS (0.9%)
1,000   Exxon Mobil                                                     71++++
2,000   Hugoton Royalty Trust                                           52
1,700   Sasol Ltd. ADR                                                  58
                                                                      ----
                                                                       181
OIL SERVICES (0.4%)
3,000   Canadian Oil Sands Trust                                        81
PHARMACEUTICAL (0.3%)
1,000   Johnson & Johnson                                               67#
REAL ESTATE (0.2%)
  700   AMB Property                                                    41
REGIONAL MALLS (1.9%)
  700   CBL & Associates Properties                                     31
2,100   General Growth Properties                                      109

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS STRATEGIC INCOME FUND CONT'D

NUMBER OF SHARES                                                        MARKET VALUE(+)
                                                                       (000's OMITTED)
  600   Macerich Co.                                                       $   48
1,500   Simon Property Group                                                  146
  900   Taubman Centers                                                        42
                                                                           ------
                                                                              376
SELF STORAGE (0.3%)
  700   Public Storage                                                         63
SOFTWARE (0.4%)
2,500   Microsoft Corp.                                                        72
TECHNOLOGY (0.7%)
1,500   First Data                                                             36
  800   IBM                                                                    74
1,500   Western Union                                                          33*
                                                                           ------
                                                                              143
TELECOMMUNICATIONS (0.3%)
3,000   Iowa Telecommunications Services                                       60
UTILITIES (2.5%)
1,500   California Water Service Group                                         58
1,000   Dominion Resources                                                     81++++
2,500   Duke Energy                                                            79++++
1,500   FPL Group                                                              77++++
1,000   National Fuel Gas                                                      37
1,000   National Grid ADR                                                      64
1,500   PNM Resources                                                          42
1,800   Southern Co.                                                           66
                                                                           ------
                                                                              504
TOTAL COMMON STOCKS
(COST $4,213)                                                               5,189
                                                                           ------
PREFERRED STOCKS (0.1%)
    3   Ion Media Networks, Inc. (COST $26)                                    24
                                                                           ------
CONVERTIBLE PREFERRED STOCKS (0.5%)
1,000   New York Community Capital Trust V                                     47
1,200   Sovereign Capital Trust IV                                             58
                                                                           ------
TOTAL CONVERTIBLE PREFERRED STOCKS
(COST $105)                                                                   105
                                                                           ------
PRINCIPAL AMOUNT
(000'S OMITTED)
CONVERTIBLE BONDS (1.9%)
$  75   Edwards Lifesciences Corp., Debentures, 3.88%, due 5/15/33             74^
   50   Invitrogen Corp., Senior Unsecured Notes, 3.25%, due 6/15/25           47^
$  60   Level 3 Communications, Inc., Subordinated Notes, 6.00%, due
           3/15/10, Moody's Rating Caa3, S&P Rating CCC-                   $   54
   60   St. Jude Medical Inc., Debentures, 2.80%, due 12/15/35, S&P
           Rating BBB+                                                         60
   75   Thermo Electron Corp., Subordinated Debentures, 3.25%, due
           11/1/07, Moody's Rating Ba1, S&P Rating BBB                         78
   75   US Bancorp, Senior Floating Rate Debentures, 3.71%, due
           11/21/06, Moody's Rating Aa2, S&P Rating AA-                        76(3)
                                                                           ------
TOTAL CONVERTIBLE BONDS
(COST $384)                                                                   389
                                                                           ------

                                                                 NEUBERGER BERMAN OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS STRATEGIC INCOME FUND CONT'D

PRINCIPAL AMOUNT                                                     RATING**            VALUE (+)
(000's OMITTED)                                                    MOODY'S   S&P    (000'S OMITTED)

U.S. TREASURY SECURITIES-BACKED BY THE FULL FAITH AND CREDIT OF
THE U.S. GOVERNMENT (1.4%)
$   59   U.S. Treasury Notes, 3.63%, due 6/30/07                     TSY      TSY         $   58(2)
   105   U.S. Treasury Notes, 6.75%, due 8/15/26                     TSY      TSY            131
   100   U.S. Treasury Notes, 4.88%, due 8/15/16                     TSY      TSY            102
                                                                                           -----
         TOTAL U.S. TREASURY SECURITIES-BACKED BY THE  FULL
         FAITH AND CREDIT OF THE U.S. GOVERNMENT (COST $285)                                 291
                                                                                           -----
U.S. GOVERNMENT AGENCY SECURITIES (3.3%)
   275   Fannie Mae, Notes, 5.28%, due 2/27/09                       AGY      AGY            275(2)
   400   Federal Home Loan Bank, Bonds, 2.75%, due 3/14/08           AGY      AGY            388
                                                                                           -----
         TOTAL U.S. GOVERNMENT AGENCY SECURITIES (COST $671)                                 663
                                                                                           -----
MORTGAGE-BACKED SECURITIES (13.5%)
FANNIE MAE (10.9%)
    45   Pass-Through Certificates, 4.50%, due 8/1/18 - 10/1/18      AGY      AGY             44
 1,850   Pass-Through Certificates, 5.00%, due 11/1/17 - 11/1/35     AGY      AGY          1,790
   153   Pass-Through Certificates, 5.50%, due 9/1/16 - 7/1/33       AGY      AGY            154
   113   Pass-Through Certificates, 6.00%, due 3/1/18 - 9/1/33       AGY      AGY            113
    80   Pass-Through Certificates, 6.50%, due 11/1/13 - 9/1/32      AGY      AGY             83
    28   Pass-Through Certificates, 7.00%, due 7/1/17 - 7/1/29       AGY      AGY             29
     5   Pass-Through Certificates, 7.50%, due 12/1/32               AGY      AGY              5
                                                                                           -----
                                                                                           2,218
                                                                                           -----
FREDDIE MAC (1.8%)
    20   Pass-Through Certificates, 4.50%, due 8/1/18                AGY      AGY             19
    67   Pass-Through Certificates, 5.00%, due 5/1/18 - 8/1/33       AGY      AGY             65
   135   Pass-Through Certificates, 5.50%, due 9/1/17 - 8/1/33       AGY      AGY            134
    97   Pass-Through Certificates, 6.00%, due 4/1/17 - 12/1/33      AGY      AGY             97
    49   Pass-Through Certificates, 6.50%, due 3/1/16 - 1/1/32       AGY      AGY             50
     6   Pass-Through Certificates, 7.00%, due 6/1/32                AGY      AGY              7
                                                                                           -----
                                                                                             372
                                                                                           -----
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (0.8%)
   138   Pass-Through Certificates, 4.50%, due 5/15/34 - 6/15/34     AGY      AGY            130
     9   Pass-Through Certificates, 6.50%, due 7/15/32               AGY      AGY             10
     7   Pass-Through Certificates, 7.00%, due 8/15/32               AGY      AGY              7
     2   Pass-Through Certificates, 7.50%, due 7/15/32               AGY      AGY              3
                                                                                           -----
                                                                                             150
                                                                                           -----
         TOTAL MORTGAGE-BACKED SECURITIES (COST $2,736)                                    2,740
                                                                                           -----
CORPORATE DEBT SECURITIES (33.4%)
AEROSPACE (0.2%)
    45   L-3 Communications Corp., Guaranteed Senior
         Subordinated  Notes, 7.63%, due 6/15/12                     Ba3      BB+             47
BASIC MATERIALS (1.0%)
   100   Alcoa, Inc., Notes, 4.25%, due 8/15/07                       A2      A-              99(2)
   100   Dow Chemical, Notes, 5.00%, due 11/15/07                     A3      A-             100
                                                                                           -----
                                                                                             199
                                                                                           -----
BROADCASTING (0.5%)
    50   CMP Susquehanna Corp., Senior Subordinated Notes,
         9.88%, due 5/15/14                                           B3      CCC             48!
    15   Entercom Radio/Capital, Guaranteed Senior Notes,
         7.63%, due 3/1/14                                           Ba2      B+              15
    10   LIN Television Corp., Senior Subordinated Notes,
         6.50%, due 5/15/13                                          Ba3      B-               9

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS STRATEGIC INCOME FUND CONT'D

PRINCIPAL AMOUNT                                                     RATING**            VALUE (+)
(000's OMITTED)                                                    MOODY'S   S&P    (000's OMITTED)
$   15   Young Broadcasting, Inc., Guaranteed Notes,  10.00%,
         due 3/1/11                                                  Caa1    CCC-         $   14
    10   Young Broadcasting, Inc., Senior Subordinated Notes,
         8.75%, due 1/15/14                                          Caa1    CCC-              9
                                                                                           -----
                                                                                              95
                                                                                           -----
CABLE & WIRELESS VIDEO (1.7%)
    20   CCH I LLC, Guaranteed Notes, 10.00%, due 5/15/14            Caa3    CCC-             16
    85   CCH I LLC, Secured Notes, 11.00%, due 10/1/15               Caa2    CCC-             82
    10   CCH II LLC, Senior Notes, 10.25%, due 9/15/10               Caa2    CCC-             10
    20   Charter Communications Operating LLC, Senior Notes,
         8.00%, due 4/30/12                                           B3      B-              20!
    20   CSC Holdings, Inc., Senior Notes, Ser. B, 8.13%,
         due 7/15/09                                                  B2      B+              21
    10   DirecTV Holdings LLC, Senior Notes, 8.38%, due 3/15/13      Ba3      BB-             10
    20   DirecTV Holdings LLC, Guaranteed Notes, 6.38%,
         due 6/15/15                                                 Ba3      BB-             19
    20   EchoStar DBS Corp., Senior Notes, 7.00%, due 10/1/13        Ba3      BB-             20!
    20   EchoStar DBS Corp., Guaranteed Notes, 7.13%, due 2/1/16     Ba3      BB-             20!
    50   Rogers Cable, Inc., Secured Notes, 7.88%, due 5/1/12        Ba2      BB+             53
    10   Rogers Cable, Inc., Secured Notes, 6.25%, due 6/15/13       Ba2      BB+             10
    35   Shaw Communications, Inc., Senior Notes, 8.25%,
         due 4/11/10                                                 Ba2      BB+             37
    25   Videotron Ltee, Guaranteed Notes, 6.88%, due 1/15/14        Ba2      B+              25
                                                                                           -----
                                                                                             343
                                                                                           -----
CHEMICALS (0.8%)
    25   Chemtura Corp., Guaranteed Notes, 6.88%, due 6/1/16         Ba1      BB+             24
    10   Equistar Chemicals, L.P., Senior Notes, 10.63%,
         due 5/1/11                                                   B1      BB-             11
    40   Hexion US Fin. Corp., Senior Notes, 9.75%, due 11/15/14      B3      B-              40!(1)
    30   IMC Global, Inc., Guaranteed Notes, Ser. B, 10.88%,
         due 6/1/08                                                   Ba3     BB              32
    10   Lyondell Chemical Co., Guaranteed Notes, 8.25%,
         due 9/15/16                                                  B1      B+              10
    15   Methanex Corp., Senior Notes, 8.75%, due 8/15/12             Ba1    BBB-             16
    30   PQ Corp., Guaranteed Notes, 7.50%, due 2/15/13               B3      B-              29
                                                                                           -----
                                                                                             162
                                                                                           -----
COMMUNICATIONS (1.9%)
    75   Cisco Systems, Inc., Senior Unsecured Notes, 5.50%,
         due 2/22/16                                                  A1      A+              76
    45   New Cingular Wireless Services, Inc., Senior Notes,
         8.75%, due 3/1/31                                           Baa1      A              59(2)
    75   Sprint Capital Corp., Guaranteed Notes, 6.00%,
         due 1/15/07                                                 Baa3    BBB+             75
    80   Time Warner, Inc., Guaranteed Notes, 6.88%,
         due 5/1/12                                                  Baa2    BBB+             85
   100   Verizon Global Funding Corp., Senior Notes, 5.85%,
         due 9/15/35                                                  A3       A              96
                                                                                           -----
                                                                                             391
                                                                                           -----
CONSUMER PRODUCTS (0.7%)
    35   Amscan Holdings, Inc., Senior Subordinated Notes,
         8.75%, due 5/1/14                                           Caa1    CCC+             33
    30   Constellation Brands, Inc., Guaranteed Notes, 7.25%,
         due 9/1/16                                                  Ba2      BB              30
    20   Le-Natures, Inc., Senior Subordinated Notes, 10.00%,
         due 6/15/13                                                  B3     CCC+             20!@@
    25   Levi Strauss & Co., Senior Notes, 9.75%, due 1/15/15         B3      B-              27
    10   Rayovac Corp., Senior Subordinated Notes, 8.50%,
         due 10/1/13                                                 Caa2     CCC              9~
    30   Spectrum Brands, Inc., Guaranteed Notes, 7.38%,
         due 2/1/15                                                  Caa2     CCC             24
                                                                                           -----
                                                                                             143
                                                                                           -----
CONSUMER, CYCLICAL (1.7%)
    65   CVS Corp., Senior Unsecured Notes, 6.13%,
         due 8/15/16                                                 Baa2    BBB+             67
    85   DaimlerChrysler N.A. Holdings Corp., Guaranteed Notes,
         6.50%, due 11/15/13                                         Baa1     BBB             88
    40   DaimlerChrysler N.A. Holdings Corp., Guaranteed Notes,
         8.50%, due 1/18/31                                          Baa1     BBB             48(2)

                                                                           NEUBERGER BERMAN OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS STRATEGIC INCOME FUND CONT'D

PRINCIPAL AMOUNT                                                               RATING**          VALUE (+)
(000's OMITTED)                                                             MOODY'S    S&P   (000's OMITTED)
$   75   Home Depot, Inc., Senior Unsecured Notes, 5.40%, due 3/1/16          Aa3      AA        $   75
    55   Target Corp., Senior Unsecured Notes, 7.50%, due 8/15/10              A1      A+            59
                                                                                                 ------
                                                                                                    337
                                                                                                 ------
CONSUMER, NON-CYCLICAL (0.7%)
    45   Coca-Cola Enterprises, Inc., Debentures, 6.95%, due 11/15/26          A2       A            51
   100   Diageo Capital PLC, Notes, 3.50%, due 11/19/07                        A3      A-            98(2)
                                                                                                 ------
                                                                                                    149
                                                                                                 ------
DIVERSIFIED MEDIA (1.6%)
    30   AMC Entertainment, Inc., Guaranteed Notes, Ser. B,
         8.63%, due 8/15/12                                                   Ba3      B-            31
    10   AMC Entertainment, Inc., Guaranteed Notes, 11.00%, due 2/1/16         B3     CCC+           11
    10   Dex Media West LLC, Senior Notes, Ser. B, 8.50%, due 8/15/10          B1       B            10
    20   Dex Media West LLC, Senior Subordinated Notes, Ser. B,
         9.88%, due 8/15/13                                                    B2       B            22
    25   Dex Media, Inc., Disc. Notes, Step-Up,
         0.00%/ 9.00%, due 11/15/13                                            B3       B            22~~
    60   Houghton Mifflin Co., Senior Notes, 8.25%, due 2/1/11                 B1     CCC+           62
    40   Primedia, Inc., Guaranteed Notes, 8.88%, due 5/15/11                  B2       B            40
    80   R.H. Donnelley Corp., Senior Notes, 8.88%, due 1/15/16                B3       B            82
    50   WMG Holdings Corp., Senior Disc. Notes, Step-Up,
         0.00%/9.50%, due 12/15/14                                             B2       B            38~~
                                                                                                 ------
                                                                                                    318
                                                                                                 ------
ENERGY (1.8%)
    30   AmeriGas Partners, L.P., Senior Unsecured Notes,
         7.25%, due 5/20/15                                                    B1       B            30
    65   Anadarko Petroleum Corp., Senior Unsecured Notes,
         5.95%, due 9/15/16                                                   Baa2    BBB-           66
    35   Chesapeake Energy Corp., Senior Notes, 7.50%, due 9/15/13            Ba2      BB            36
    55   ConocoPhillips Corp., Notes, 8.75%, due 5/25/10                       A1      A-            61
    25   Ferrellgas, L.P., Senior Notes, 6.75%, due 5/1/14                    Ba3      B+            24
    35   Forest Oil Corp., Guaranteed Senior Notes, 7.75%, due 5/1/14          B1      B+            35
    20   Newfield Exploration Co., Senior Notes, 7.63%, due 3/1/11            Ba1      BB+           21
    10   Pioneer Natural Resources Co., Senior Notes, 5.88%, due 7/15/16      Ba1      BB+            9
    20   Plains E&P Co., Senior Notes, 7.13%, due 6/15/14                     Ba2      BB-           21
    20   Targa Resources, Inc., Guaranteed Notes, 8.50%, due 11/1/13           B3      B-            20!
    25   Texaco Capital, Inc., Debentures, 8.00%, due 8/1/32                  Aa2      AA            33
                                                                                                 ------
                                                                                                    356
                                                                                                 ------
FINANCIAL (4.5%)
    40   American Real Estate Partners, L.P., Senior Notes,
         8.13%, due 6/1/12                                                    Ba3      BB+           41
    75   Associates Corp. NA, Senior Notes, 6.25%, due 11/1/08                Aa1      AA-           76
    40   AXA, Subordinated Notes, 8.60%, due 12/15/30                          A3     BBB+           53
    40   Bank of America Corp., Subordinated Notes, 6.80%, due 3/15/28        Aa3      A+            45
    20   Bank One Corp., Subordinated Notes, 7.88%, due 8/1/10                 A1       A            22
    45   Cardtronics, Inc., Senior Subordinated Notes, 9.25%, due 8/15/13      B3      B-            46
    85   Citigroup, Inc., Senior Notes, 4.13%, due 2/22/10                    Aa1      AA-           83
    45   General Electric Capital Corp., Medium-Term Notes, Ser. A,
         6.00%, due 6/15/12                                                   Aaa      AAA           47
   115   Goldman Sachs Group, Inc., Notes, 4.13%, due 1/15/08                 Aa3      AA-          114(2)
   100   HSBC Finance Corp., Notes, 4.63%, due 1/15/08                        Aa3      AA-           99
   125   JP Morgan Chase & Co., Senior Notes, 3.63%, due 5/1/08               Aa3      A+           122(2)
     5   Merrill Lynch & Co., Notes, 5.00%, due 1/15/15                       Aa3      AA-            5

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS STRATEGIC INCOME FUND CONT'D

PRINCIPAL AMOUNT                                                               RATING**           VALUE (+)
(000's OMITTED)                                                             MOODY'S    S&P   (000's OMITTED)
$   65   Simon Property Group L.P., Unsubordinated Notes,
         5.75%, due 12/1/15                                                    A3      A-        $   66
   100   Wells Fargo Co., Subordinated Notes, 6.25%, due 4/15/08              Aa2      AA-          101
                                                                                                 ------
                                                                                                    920
                                                                                                 ------
FOOD, DRUG & TOBACCO (0.8%)
    25   Dean Foods Co., Guaranteed Notes, 7.00%, due 6/1/16                  Ba2      BB-           25
    90   Jean Coutu Group PJC, Inc., Senior Subordinated Notes,
         8.50%, due 8/1/14                                                    Caa2     B-            88
    25   NPC Int'l., Inc., Senior Subordinated Notes, 9.50%, due 5/1/14       Caa1     B-            25!
    25   SUPERVALU, Inc., Senior Notes, 7.50%, due 11/15/14                    B1       B            25
                                                                                                 ------
                                                                                                    163
                                                                                                 ------
FOREST PRODUCTS & CONTAINERS (0.9%)
    30   Ball Corp., Guaranteed Notes, 6.88%, due 12/15/12                    Ba1      BB            30
    30   Bowater, Inc., Debentures, 9.00%, due 8/1/09                          B2      B+            31
    35   Crown Americas LLC, Senior Notes, Ser. B, 7.75%, due 11/15/15         B1       B            36
    25   Graphic Packaging Int'l., Inc., Senior Subordinated Notes,
         9.50%, due 8/15/13                                                    B3      B-            26~
    26   Owens-Brockway Glass Container, Inc., Senior Guaranteed Notes,
         8.88%, due 2/15/09                                                   Ba2      BB-           27
    40   Owens-Brockway Glass Container, Inc., Senior Secured Notes,
         8.75%, due 11/15/12                                                  Ba2      BB-           42
                                                                                                 ------
                                                                                                    192
                                                                                                 ------
GAMING, LEISURE & LODGING (1.6%)
    40   AMF Bowling Worldwide, Inc., Senior Subordinated Notes,
         10.00%, due 3/1/10                                                    B3     CCC+           42
    20   Chukchansi Economic Development Authority, Senior Notes,
         8.00%, due 11/15/13                                                   B2      BB-           21!
    30   Host Hotels & Resorts L.P., Senior Notes, 6.88%, due 11/1/14         Ba1      BB            30!(1)
    15   Host Marriott L.P., Senior Notes, Ser. M, 7.00%, due 8/15/12         Ba1      BB            15
    65   Mohegan Tribal Gaming, Senior Subordinated Notes,
         6.38%, due 7/15/09                                                   Ba2      B+            65
     5   Mohegan Tribal Gaming, Senior Subordinated Notes,
         8.00%, due 4/1/12                                                    Ba2      B+             5
    30   Pokagon Gaming Authority, Senior Notes, 10.38%, due 6/15/14           B3       B            32!
    25   San Pasqual Casino, Notes, 8.00%, due 9/15/13                         B2      B+            26!
    70   Station Casinos, Inc., Senior Notes, 6.00%, due 4/1/12               Ba2      BB-           67
    25   Station Casinos, Inc., Senior Subordinated Notes,
         6.88%, due 3/1/16                                                    Ba3      B+            23
    10   Station Casinos, Inc., Senior Unsecured Notes,
         7.75%, due 8/15/16                                                   Ba2      BB-           10
                                                                                                 ------
                                                                                                    336
                                                                                                 ------
GOVERNMENT (0.5%)
    35   Int'l. Bank for Reconstruction & Development, Notes,
         3.63%, due 5/21/13                                                   Aaa      AAA           33
    75   Province of Ontario, Senior Unsubordinated Notes,
         5.50%, due 10/1/08                                                   Aa2      AA            76
                                                                                                 ------
                                                                                                    109
                                                                                                 ------
HEALTHCARE (1.4%)
    70   CDRV Investors, Inc., Senior Disc. Notes, Step-Up,
         0.00%/9.63%, due 1/1/15                                              Caa2     B-            54~~
    10   HCA, Inc., Senior Notes, 7.88%, due 2/1/11                           Ba2      B-            10
    15   MultiPlan, Inc., Senior Subordinated Notes, 10.38%, due 4/15/16      Caa1     B-            15!
    15   National Mentor Holdings, Inc., Senior Subordinated Notes,
         11.25%, due 7/1/14                                                   Caa1    CCC+           16!

                                                                           NEUBERGER BERMAN OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS STRATEGIC INCOME FUND CONT'D

PRINCIPAL AMOUNT                                                               RATING**           VALUE (+)
(000's OMITTED)                                                             MOODY'S    S&P   (000's OMITTED)
$    15   Omnicare, Inc., Senior Subordinated Notes, 6.13%, due 6/1/13        Ba2      BB+        $ 14
      5   Omnicare, Inc., Senior Subordinated Notes, 6.75%, due 12/15/13      Ba2      BB+           5
     15   Rural/Metro Corp., Guaranteed Notes, 9.88%, due 3/15/15              B3     CCC+          16
     35   Service Corp. Int'l., Senior Notes, 7.38%, due 10/1/14               B1      BB-          36!
     40   Spheris, Inc., Senior Subordinated Notes, 11.00%, due 12/15/12      Caa1     CCC          37
     15   US Oncology, Inc., Guaranteed Notes, 9.00%, due 8/15/12              B2      B-           16
     70   Ventas Realty L.P., Guaranteed Notes, 6.75%, due 6/1/10             Ba2      BB+          72
                                                                                                  ----
                                                                                                   291
                                                                                                  ----
INDUSTRIAL (0.6%)
     45   Caterpillar, Inc., Debentures, 6.05%, due 8/15/36                    A2       A           47
     25   Norfolk Southern Corp., Senior Notes, 6.00%, due 4/30/08            Baa1    BBB+          25
     40   Norfolk Southern Corp., Senior Notes, 7.80%, due 5/15/27            Baa1    BBB+          50
                                                                                                  ----
                                                                                                   122
                                                                                                  ----
INFORMATION TECHNOLOGY (0.9%)
     50   Flextronics Int'l., Ltd., Senior Subordinated Notes,
          6.50%, due 5/15/13                                                  Ba2      BB-          50
     20   Iron Mountain, Inc., Guaranteed Senior Subordinated Notes,
          8.63%, due 4/1/13                                                    B3       B           21
     25   Language Line, Inc., Senior Subordinated Notes,
          11.13%, due 6/15/12                                                  B3     CCC+          25
     10   NXP BV, Secured Notes, 7.88%, due 10/15/14                          Ba2      BB+          10!
     10   NXP BV, Senior Notes, 9.50%, due 10/15/15                            B2      B+           10!
     20   SunGard Data Systems, Inc., Guaranteed Notes,
          9.13%, due 8/15/13                                                  Caa1     B-           21
     45   Xerox Corp., Senior Notes, 7.63%, due 6/15/13                       Ba1      BB+          47
                                                                                                  ----
                                                                                                   184
                                                                                                  ----
METALS & MINERALS (0.7%)
     75   Arch Western Finance Corp., Senior Notes, 6.75%, due 7/1/13          B1      BB-          72
     40   Massey Energy Co., Guaranteed Notes, 6.88%, due 12/15/13             B2      B+           38
     35   Peabody Energy Corp., Senior Guaranteed Notes, Ser. B,
          6.88%, due 3/15/13                                                  Ba1      BB           36
                                                                                                  ----
                                                                                                   146
                                                                                                  ----
RETAIL (0.7%)
     15   Autonation, Inc., Guaranteed Notes, 7.00%, due 4/15/14              Ba2      BB+          15
     35   Blockbuster, Inc., Senior Subordinated Notes,
          9.00%, due 9/1/12                                                   Caa2     CCC          32
     20   Bon-Ton Department Stores, Inc., Guaranteed Notes,
          10.25%, due 3/15/14                                                  B3      B-           20
     20   Dollarama Group L.P., Guaranteed Notes, 8.88%, due 8/15/12           B2      B-           21
     10   GSC Holdings Corp., Guaranteed Notes, 8.00%, due 10/1/12             B1      B+           10
     25   JC Penney Co., Inc., Debentures, 8.13%, due 4/1/27                  Baa3    BBB-          26
     40   Michaels Stores, Inc., Subordinated Notes, Step-Up,
          0.00%/13.00%, due 11/1/16                                           Caa1     CCC          21!~~
     10   Movie Gallery, Senior Unsecured Notes, 11.00%, due 5/1/12           Caa2    CCC-           6
                                                                                                  ----
                                                                                                   151
                                                                                                  ----
SERVICE (1.1%)
     30   Allied Waste North America, Inc., Secured Notes, Ser. B,
          5.75%, due 2/15/11                                                   B2      BB-          29
     30   Dycom Industries, Inc., Notes, 8.13%, due 10/15/15                  Ba3      B+           31
     25   Education Management LLC, Senior Notes, 8.75%, due 6/1/14            B2     CCC+          26!
     55   Knowledge Learning Corp., Inc., Guaranteed Notes,
          7.75%, due 2/1/15                                                    B2      B-           52!
     60   Monitronics Int'l., Inc., Senior Subordinated Notes,
          11.75%, due 9/1/10                                                   B3      B-           58
     30   United Rentals N.A., Inc., Guaranteed Notes,
          6.50%, due 2/15/12                                                   B1      B+           29
                                                                                                  ----
                                                                                                   225
                                                                                                  ----
See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS STRATEGIC INCOME FUND CONT'D

PRINCIPAL AMOUNT                                                               RATING**           VALUE (+)
(000's OMITTED)                                                             MOODY'S    S&P   (000's OMITTED)

TELECOMMUNICATIONS (1.1%)
$    25   Level 3 Financing, Inc., Senior Notes, 9.25%, due 11/1/14           B2      CCC-      $   25!
    105   Qwest Corp., Notes, 8.88%, due 3/15/12                              Ba2      BB          115
     20   Qwest Corp., Senior Notes, 7.50%, due 10/1/14                       Ba2      BB           21!
     10   Windstream Corp., Senior Notes, 8.13%, due 8/1/13                   Ba3      BB-          11!
     40   Windstream Corp., Senior Notes, 8.63%, due 8/1/16                   Ba3      BB-          43!
                                                                                                ------
                                                                                                   215
                                                                                                ------
TRANSPORTATION (2.4%)
     15   Ford Motor Co., Notes, 7.45%, due 7/16/31                           B3        B           12
     45   Ford Motor Credit Co., Notes, 7.38%, due 10/28/09                   B1        B           44
     50   Ford Motor Credit Co., Senior Notes, 9.75%, due 9/15/10             B1        B           52!
     80   Ford Motor Credit Co., Bonds, 7.38%, due 2/1/11                     B1        B           76
    120   General Motors Acceptance Corp., Notes, 6.88%, due 9/15/11          Ba1      BB          121
     15   General Motors Acceptance Corp., Notes, 7.00%, due 2/1/12           Ba1      BB           15
     10   General Motors Acceptance Corp., Bonds, 8.00%, due 11/1/31          Ba1      BB           11
     45   General Motors Corp., Senior Debentures, 8.25%, due 7/15/23        Caa1      B-           40~
     15   Goodyear Tire & Rubber Co., Senior Notes, 9.00%, due 7/1/15         B2       B-           15
     50   Stena AB, Senior Notes, 7.00%, due 12/1/16                          Ba3      BB-          48
     55   TFM SA de C.V., Senior Notes, 9.38%, due 5/1/12                     B3       B-           59
                                                                                                ------
                                                                                                   493
                                                                                                ------
UTILITY (2.6%)
     20   AES Corp., Senior Secured Notes, 8.75%, due 5/15/13                 Ba3      BB-          21!
     20   CMS Energy Corp., Senior Notes, 7.75%, due 8/1/10                   Ba3      B+           21
    100   Dominion Resources, Inc., Notes, 4.13%, due 2/15/08                Baa2      BBB          98
     50   El Paso Natural Gas Co., Senior Notes, Ser. A,
          7.63%, due 8/1/10                                                   Ba1      B+           52
     55   El Paso Natural Gas Co., Bonds, 8.38%, due 6/15/32                  Ba1      B+           64
     15   Midwest Generation LLC, Pass-Through Certificates, Ser. A,
          8.30%, due 7/2/09                                                   Ba2      BB-          15
     35   Midwest Generation LLC, Secured Notes, 8.75%, due 5/1/34            Ba2      B+           38
     65   Mirant Americas Generation, Inc., Senior Unsecured Notes,
          8.30%, due 5/1/11                                                  Caa1      B-           66
     30   NRG Energy, Inc., Senior Notes, 7.38%, due 2/1/16                   B1       B-           30
     10   TECO Energy, Inc., Senior Notes, 7.50%, due 6/15/10                 Ba2      BB           10
     20   TECO Energy, Inc., Senior Notes, 6.75%, due 5/1/15                  Ba2      BB           20
     20   Transcontinental Gas Pipe Line Corp., Notes, 6.25%,
          due 1/15/08                                                         Ba1      BB-          20
     30   Transcontinental Gas Pipe Line Corp., Senior Notes,
          6.40%, due 4/15/16                                                  Ba1      BB-          30
     40   TXU Corp., Senior Notes, Ser. P, 5.55%, due 11/15/14                Ba1      BB+          38
                                                                                                ------
                                                                                                   523
                                                                                                ------
WIRELESS COMMUNICATIONS (1.0%)
     10   American Cellular Corp., Senior Notes, Ser. B,
          10.00%, due 8/1/11                                                  B3       CCC          11
     10   Centennial Cellular Operating Co. LLC, Guaranteed Notes,
          10.13%, due 6/15/13                                                 B2       CCC          11
      5   Dobson Cellular Systems, Secured Notes, 8.38%, due 11/1/11          Ba3       B            5
    100   Intelsat Subsidiary Holdings Co. Ltd., Guaranteed Notes,
          8.63%, due 1/15/15                                                  B2       B+          104(2)
     45   Nextel Communications, Inc., Senior Notes, Ser. E,
          6.88%, due 10/31/13                                                Baa3     BBB+          46
     30   Rogers Wireless, Inc., Secured Notes, 7.25%, due 12/15/12           Ba2      BB+          32
                                                                                                ------
                                                                                                   209
                                                                                                ------
          TOTAL CORPORATE DEBT SECURITIES (COST $6,710)                                          6,819
                                                                                                ======

                                                                           NEUBERGER BERMAN OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS STRATEGIC INCOME FUND CONT'D

PRINCIPAL AMOUNT                                                                RATING**           VALUE (+)
(000's OMITTED)                                                              MOODY'S    S&P   (000's OMITTED)

FLOATING RATE CORPORATE DEBT SECURITIES! (0.5%)
$       10   Paxson Communications, Secured Floating Rate Notes,
             8.62%, due 1/16/07                                                B1      CCC+           $10!
        60   Paxson Communications, Secured Floating Rate Notes,
             11.62%, due 1/16/07                                               Caa2    CCC-            60!
        10   Primedia, Inc., Senior Floating Rate Notes,
             10.78%, due 11/15/06                                              B2        B             10
        20   US Oncology, Inc., Senior Floating Rate Notes,
             10.68%, due 3/15/07                                               B3        B-            20
                                                                                                  -------
             TOTAL FLOATING RATE CORPORATE DEBT SECURITIES (COST $102)                                100
                                                                                                  -------

FOREIGN GOVERNMENT SECURITIES^^ (19.3%)
EUR    129   Belgium Kingdom, Bonds, 3.00%, due 3/28/10                        Aa1      AA+           161(2)
EUR     33   Bundesobligation, Bonds, 4.00%, due 2/16/07                       Aaa      AAA            42(2)
CAD    186   Canadian Government, Bonds, 7.25%, due 6/1/07                     Aaa      AAA           169(2)
CAD     32   Canadian Government, Bonds, 5.75%, due 6/1/33                     Aaa      AAA            36
CAD     35   Canadian Government, Bonds, 4.00%, due 6/1/16                     Aaa      AAA            31
JPY 14,000   Development Bank of Japan, Bonds, 1.05%, due 6/20/23              Aaa      AA-            99(2)
EUR    253   France Government, Bonds, 4.00%, due 10/25/13                     Aaa      AAA           329(2)
JPY 27,000   Inter-American Development Bank, Bonds, 1.90%, due 7/8/09         Aaa      AAA           237(2)
JPY 14,000   Japan Finance Corp. for Municipal Enterprises, Bonds,
             1.35%, due 11/26/13                                               Aaa      AA-           118(2)
JPY 16,000   KFW, Guaranteed Bonds, 2.05%, due 2/16/26                         Aaa      AAA           133
DKK    243   Kingdom of Denmark, Bonds, 5.00%, due 11/15/13                    Aaa      AAA            45
JPY 17,000   Quebec Province, Bonds, 1.60%, due 5/9/13                                  A+            146(2)
AUD     29   Queensland Treasury Corp., Bonds, 6.00%, due 6/14/11              Aaa      AAA            22
JPY 23,000   Republic of Austria, Bonds, 3.75%, due 2/3/09                     Aaa      AAA           210(2)
EUR    270   Republic of Germany, Bonds, 5.50%, due 1/4/31                     Aaa      AAA           431(2)
JPY 19,000   Republic of Italy, Bonds, 1.80%, due 2/23/10                      Aa2      A+            167(2)
EUR    450   Spain Government, Bonds, 5.00%, due 7/30/12                       Aaa      AAA           612(2)
GBP     43   UK Government, Bonds, 4.00%, due 9/7/16                           Aaa      AAA            79(2)
GBP     90   UK Treasury, Bonds, 5.75%, due 12/7/09                            Aaa      AAA           176(2)
GBP    180   UK Treasury, Bonds, 4.25%, due 3/7/36                             Aaa      AAA           358(2)
GBP    176   UK Treasury, Bonds, 4.75%, due 6/7/10                             Aaa      AAA           335
                                                                                                  -------
             TOTAL FOREIGN GOVERNMENT SECURITIES (COST $3,863)                                      3,936
                                                                                                  -------

REPURCHASE AGREEMENTS (2.4%)
       495   State Street Bank and Trust Co., Repurchase Agreement,
             4.97%, due 11/1/06, dated 10/31/06, Maturity Value
             $495,068 Collateralized by $525,000 Federal Home
             Loan Bank, 3.75%, due 8/15/08 (Collateral Value $517,262)
             (COST $495)                                                                              495#
                                                                                                  -------

NUMBER OF SHARES

SHORT-TERM INVESTMENTS (0.8%)
   100,979   Neuberger Berman Prime Money Fund Trust Class                                            101@
    60,751   Neuberger Berman Securities Lending Quality Fund, LLC                                     61+++
                                                                                                  -------
             TOTAL SHORT-TERM INVESTMENTS (COST $162)                                                 162#
                                                                                                  -------
             TOTAL INVESTMENTS (102.5%) (COST $19,752)                                             20,913##
             Liabilities, less cash, receivables and other assets [(2.5%)]                           (511)
                                                                                                  -------
             TOTAL NET ASSETS (100.0%)                                                            $20,402
                                                                                                  -------

See Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS

(+) Investments in equity securities by Neuberger Berman Strategic Income Fund (the "Fund") are valued at the latest sale price where that price is readily available; equity securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Investments in debt securities by the Fund are valued daily by obtaining bid price quotations from independent pricing services on all securities available in each service's data base. For all other debt securities requiring daily quotations, bid prices are obtained from principal market makers in those securities. The Fund values all other securities, including securities for which the necessary last sale, asked and/or bid prices are not readily available, by methods the Board of Trustees of Neuberger Berman Income Funds (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At October 31, 2006, the cost of investments for U.S. federal income tax purposes was $19,894,000. Gross unrealized appreciation of investments was $1,268,000 and gross unrealized depreciation of investments was $249,000, resulting in net unrealized appreciation of $1,019,000, based on cost for U.S. federal income tax purposes.

*    Non-income producing security.

! Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A and have been deemed by the investment manager to be liquid. At October 31, 2006, these securities amounted to $751,000 or 3.7% of net assets for the Fund.

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. ("Management") (see Notes A & F of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

+++ Managed by an affiliate of Management and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

See Notes to Financial Statements

                                               NEUBERGER BERMAN OCTOBER 31, 2006

NOTES TO SCHEDULE OF INVESTMENTS CONT'D

++++ These securities were held in escrow at October 31, 2006, to cover the below listed outstanding call options written:

                                              MARKET VALUE
SHARES   SECURITIES AND OPTIONS                OF OPTIONS
1,000    Anheuser-Busch March 2007 @ 55          $     0
1,000    American Express April 2007 @ 60          2,000
1,000    Dominion Resources April 2007 @ 85        2,000
2,500    Duke Energy April 2007 @ 32.5             3,000
1,000    Exxon Mobil April 2007 @ 72.5             4,000
1,500    FPL Group December 2006 @ 45              9,000
1,000    Johnson & Johnson January 2007 @70        1,000
1,000    Kimberly-Clark April 2007 @ 70            1,000
1,000    Lincoln National January 2007 @ 65        1,000
1,000    Novartis AG ADR April 2007 @ 65           1,000
1,500    Praxair, Inc. January 2007 @ 60          10,000

^^ Principal amount is stated in the currency in which the security is denominated.

     AUD = Australian Dollar

     CAD = Canadian Dollar

     DKK = Danish Krone

     EUR = Euro

     GBP = British Pound

     JPY = Japanese Yen

^    Not rated by a nationally recognized statistical rating organization.

~ All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

(1) All or a portion of this security was purchased on a when-issued basis. These securities amounted to $70,000 or 0.3% of net assets at October 31, 2006.

(2) All or a portion of this security is segregated as collateral for forward foreign currency contracts, written options and/or when-issued purchase commitments.

(3) Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of October 31, 2006.

**   Credit ratings are unaudited.

~~ Denotes a step-up bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.

@@ Subsequent to October 31, 2006, the value of this security decreased significantly. On November 1, 2006, news regarding accounting irregularities at Le-Natures, Inc. was released to the public which prompted Management to sell the entire position that same day. This sale had a negative impact on net asset value per share in the amount of $0.009 for the Fund. There was no net asset value impact on the Fund as of October 31, 2006.

                                                                 NEUBERGER BERMAN OCTOBER 31, 2006

STATEMENT OF ASSETS AND LIABILITIES

NEUBERGER BERMAN INCOME FUNDS                                                           STRATEGIC
(000's OMITTED EXCEPT PER SHARE AMOUNTS)                                               INCOME FUND

ASSETS
   INVESTMENTS IN SECURITIES, AT VALUE*+ (NOTES A & F)--SEE SCHEDULE OF INVESTMENTS:
   Unaffiliated issuers                                                                  $20,256
--------------------------------------------------------------------------------------------------
   Affiliated issuers                                                                        162
   Repurchase agreements                                                                     495
==================================================================================================
                                                                                          20,913
   Cash                                                                                       17
--------------------------------------------------------------------------------------------------
   Foreign currency                                                                          176
   Dividends and interest receivable                                                         221
--------------------------------------------------------------------------------------------------
   Receivable for securities sold                                                            331
   Receivable from administrator--net (Note B)                                                35
--------------------------------------------------------------------------------------------------
   Receivable for securities lending income (Note A)                                           1
==================================================================================================
TOTAL ASSETS                                                                              21,694
==================================================================================================
LIABILITIES
   Option contracts written, at market value (Note A)                                         34
   Net payable for forward foreign currency exchange contracts (Note C)                       10
--------------------------------------------------------------------------------------------------
   Payable for collateral on securities loaned (Note A)                                       61
   Payable for securities purchased                                                          597
--------------------------------------------------------------------------------------------------
   Payable for Fund shares redeemed                                                          500
   Payable to investment manager--net (Notes A & B)                                           11
--------------------------------------------------------------------------------------------------
   Accrued expenses and other payables                                                        79
==================================================================================================
TOTAL LIABILITIES                                                                          1,292
==================================================================================================
NET ASSETS AT VALUE                                                                      $20,402
==================================================================================================
NET ASSETS CONSIST OF:
   Paid-in capital                                                                       $18,631
   Undistributed net investment income (loss)                                                 51
--------------------------------------------------------------------------------------------------
   Accumulated net realized gains (losses) on investments                                    586
   Net unrealized appreciation (depreciation) in value of investments                      1,134
==================================================================================================
NET ASSETS AT VALUE                                                                      $20,402
==================================================================================================
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)                          1,916
==================================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                                 $ 10.65
==================================================================================================
+SECURITIES ON LOAN, AT MARKET VALUE                                                     $    60
==================================================================================================
*COST OF INVESTMENTS:
   Unaffiliated issuers                                                                  $19,590
   Affiliated issuers                                                                        162
--------------------------------------------------------------------------------------------------
TOTAL COST OF INVESTMENTS                                                                $19,752
==================================================================================================
TOTAL COST OF FOREIGN CURRENCY                                                           $   175
==================================================================================================

See Notes to Financial Statements

                                                         NEUBERGER BERMAN FOR THE YEAR ENDED OCTOBER 31, 2006

STATEMENT OF OPERATIONS

NEUBERGER BERMAN INCOME FUNDS                                                                      STRATEGIC
(000's OMITTED)                                                                                   INCOME FUND

INVESTMENT INCOME

INCOME (NOTE A):
Interest income-unaffiliated issuers                                                                  $   887
Dividend income-unaffiliated issuers                                                                      159
-------------------------------------------------------------------------------------------------------------
Income from securities loaned--net                                                                         --
Income from investments in affiliated issuers (Note F)                                                     11
-------------------------------------------------------------------------------------------------------------
Foreign taxes withheld                                                                                     (3)
=============================================================================================================
Total income                                                                                            1,054
=============================================================================================================
EXPENSES:
Investment management fees (Notes A & B)                                                                  140
Administration fees (Note B)                                                                               14
-------------------------------------------------------------------------------------------------------------
Administration fees (Note B):
-------------------------------------------------------------------------------------------------------------
   Institutional Class                                                                                     21
Audit fees                                                                                                 41
-------------------------------------------------------------------------------------------------------------
Custodian fees (Note B)                                                                                   145
Insurance expense                                                                                           1
-------------------------------------------------------------------------------------------------------------
Legal fees                                                                                                 58
Registration and filing fees                                                                               28
-------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                        32
Shareholder servicing agent fees                                                                           22
-------------------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                                                29
Miscellaneous                                                                                               6
=============================================================================================================
Total expenses                                                                                            537
Expenses reimbursed by administrator (Note B)                                                            (336)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)            (2)
=============================================================================================================
Total net expenses                                                                                        199
=============================================================================================================
Net investment income (loss)                                                                              855
=============================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
   Sales of investment securities of unaffiliated issuers                                                 875
   Option contracts written                                                                                49
-------------------------------------------------------------------------------------------------------------
   Foreign currency                                                                                       (54)
Change in net unrealized appreciation (depreciation) in value of:
   Unaffiliated investment securities                                                                     561
   Option contracts written                                                                                (9)
-------------------------------------------------------------------------------------------------------------
   Foreign currency                                                                                       (27)
=============================================================================================================
Net gain (loss) on investments                                                                          1,395
=============================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                       $ 2,250
=============================================================================================================

See Notes to Financial Statements

                                                           NEUBERGER BERMAN OCTOBER 31, 2006

STATEMENT OF CHANGES IN NET ASSETS

                                                                       STRATEGIC INCOME FUND
                                                                      ----------------------
NEUBERGER BERMAN INCOME FUNDS                                         YEAR ENDED OCTOBER 31,
(000's OMITTED)                                                            2006      2005

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
Net investment income (loss)                                             $   855   $ 1,061
Net realized gain (loss) on investments                                      870     2,160
------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments          525    (1,052)
==========================================================================================
Net increase (decrease) in net assets resulting from operations            2,250     2,169
==========================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE A):
Net investment income                                                     (1,024)   (1,232)
Net realized gain on investments                                          (2,009)     (230)
==========================================================================================
Total distributions to shareholders                                       (3,033)   (1,462)
==========================================================================================
FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold                                                  1,994     9,241
Proceeds from reinvestment of dividends and distributions                  1,980     1,016
------------------------------------------------------------------------------------------
Payments for shares redeemed                                              (8,985)  (14,145)
==========================================================================================
Net increase (decrease) from Fund share transactions                      (5,011)   (3,888)
==========================================================================================
NET INCREASE (DECREASE) IN NET ASSETS                                     (5,794)   (3,181)
NET ASSETS:
Beginning of year                                                         26,196    29,377
==========================================================================================
End of year                                                              $20,402   $26,196
==========================================================================================
Undistributed net investment income (loss) at end of year                $    51   $   147
==========================================================================================

See Notes to Financial Statements

                                               NEUBERGER BERMAN OCTOBER 31, 2006

NOTES TO FINANCIAL STATEMENTS STRATEGIC INCOME FUND

     NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Neuberger Berman Strategic Income Fund (the "Fund") is a separate operating series of Neuberger Berman Income Funds (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated December 23, 1992. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Fund offers Institutional Class shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

     The assets of the Fund belong only to the Fund, and the liabilities of the Fund are borne solely by the Fund and no other.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 FOREIGN CURRENCY TRANSLATION: The Fund may invest in foreign securities denominated in foreign currency. The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5 INCOME TAX INFORMATION: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

NOTES TO FINANCIAL STATEMENTS STRATEGIC INCOME FUND CONT'D

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

     As determined on October 31, 2006, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses, paydown gains and losses, and amortization of bond premium were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

     The tax character of distributions paid during the years ended October 31, 2006 and October 31, 2005 were as follows:

                                     DISTRIBUTIONS PAID FROM:
                                   LONG-TERM        TAX RETURN
         ORDINARY INCOME          CAPITAL GAIN      OF CAPITAL            TOTAL
        2006         2005         2006       2005   2006   2005      2006         2005
     $1,828,375   $1,461,463   $1,204,793    $--    $--    $--   $3,033,168   $1,461,463

     As of October 31, 2006, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

     UNDISTRIBUTED   UNDISTRIBUTED     UNREALIZED          LOSS
       ORDINARY        LONG-TERM      APPRECIATION    CARRYFORWARDS
         INCOME           GAIN       (DEPRECIATION)   AND DEFERRALS      TOTAL
     $214,260          $553,746        $1,002,852          $--        $1,770,858

     The difference between book basis and tax basis distributable earnings is attributable primarily to the timing differences of wash sales, amortization of bond premium, and mark to market on certain foreign currency transactions.

6 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7 DISTRIBUTIONS TO SHAREHOLDERS: The Fund earns income, net of expenses, daily on its investments. The Fund generally distributes substantially all of its net investment income, if any, at the end of each calendar quarter. Distributions from net realized capital gains, if any, are generally distributed in December. Distributions to shareholders are recorded on the ex-date.

     The Fund invests a portion of its assets in securities issued by real estate companies, including real estate investment trusts ("REITs"). The distributions received from REITs held by the Fund are generally comprised of income, capital gains, and return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At October 31, 2006, the Fund estimated these amounts within the financial statements since the information is not available from the REITs until after the

                                               NEUBERGER BERMAN OCTOBER 31, 2006

     Fund's fiscal year-end. For the year ended October 31, 2006, the character of distributions paid to shareholders is disclosed within the Statement of Changes and is also based on these estimates. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099DIV received to date. Based on past experience it is probable that a portion of the Fund's distributions during the current fiscal year will be considered tax return of capital but the actual amount of tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099DIV.

8 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to the Fund. Expenses of the Trust that are not directly attributed to the Fund are allocated among the funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to the Fund or the Trust, are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

9 CALL OPTIONS: Premiums received by the Fund upon writing a covered call option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated. The Fund bears the risk of a decline in the price of the security during the period, although any potential loss during the period would be reduced by the amount of the option premium received. In general, written covered call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. All securities covering outstanding options are held in escrow by the custodian bank.

     Summary of written option transactions for the year ended October 31, 2006:

                                                                      VALUE WHEN
                                                             NUMBER      WRITTEN
     Contracts outstanding 10/31/2005                         40,000   $ 30,000
     Contracts written                                        51,700     43,000
     Contracts expired                                       (31,500)   (19,000)
     Contracts exercised                                     (15,500)   (17,000)
     Contracts closed                                        (31,200)   (23,000)
                                                             -------   --------
     Contracts outstanding 10/31/2006                         13,500   $ 14,000
                                                             -------   --------

NOTES TO FINANCIAL STATEMENTS STRATEGIC INCOME FUND CONT'D

10 FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions on settlement date. Fluctuations in the value of such contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund until the contractual settlement date. The Fund has no specific limitation on the percentage of assets which may be committed to these types of contracts, but the Fund may not invest more than 20% of its net assets in foreign securities denominated in or indexed to foreign currencies. The Fund could be exposed to risks if a counter party to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

11 SECURITY LENDING: Since 2005, a third party, eSecLending, has assisted the Fund in conducting a bidding process to attempt to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement. Pursuant to such arrangements, eSecLending currently acts as lending agent for the Fund.

     Under the securities lending arrangements arranged through eSecLending, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board.

     Net income from the applicable lending program represents the guaranteed amount plus income earned on the cash collateral invested in Quality Fund or in other investments, less cash collateral fees and other expenses associated with the loans. For the year ended October 31, 2006, the Fund received net income under the securities lending arrangements of approximately $317, which is reflected in the Statement of Operations under the caption "Income from securities loaned-net." For the year ended October 31, 2006, "Income from securities loaned-net" consisted of approximately $854 in income earned on cash collateral and guaranteed amounts (including approximately $443 of interest income earned from the Quality Fund), less fees and expenses paid of approximately $537.

12 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

                                               NEUBERGER BERMAN OCTOBER 31, 2006

13 DOLLAR ROLLS: The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund forgoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's net asset value and may be viewed as a form of leverage. There is a risk that the counter party will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

14 FINANCIAL FUTURES CONTRACTS: The Fund may buy and sell financial futures contracts to hedge against changes in securities prices resulting from changes in prevailing interest rates. At the time the Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

     Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

     For U.S. federal income tax purposes, the futures transactions undertaken by the Fund may cause it to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

     During the year ended October 31, 2006, the Fund did not enter into financial futures contracts. At October 31, 2006, the Fund did not have any open positions in financial futures contracts.

15   TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT INC.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives

NOTES TO FINANCIAL STATEMENTS STRATEGIC INCOME FUND CONT'D

     from Prime Money on those assets (the "Arrangement"). For year ended October 31, 2006, management fees waived under this Arrangement amounted to $188. For the year ended October 31, 2006, income earned under this Arrangement amounted to $10,851 which is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

16 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

     NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

     The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at an annual rate of 0.60% of its average daily net assets.

     The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, the Fund's Institutional Class pays Management an administration fee at the annual rate of 0.09% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

     Management has contractually undertaken to reimburse operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, and extraordinary expenses) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

                                                            CONTRACTUAL
                                                     REIMBURSEMENT FROM
                          CONTRACTUAL                MANAGEMENT FOR THE
                              EXPENSE                        YEAR ENDED
     CLASS              LIMITATION(1)   EXPIRATION     OCTOBER 31, 2006
     INSTITUTIONAL          0.85%        10/31/16         $336,211

     (1) Expense limitation per annum of the average daily net assets.

     The Institutional Class of the Fund has agreed to repay Management for its excess Operating Expenses previously reimbursed by Management, pursuant to a contractual expense limitation, so long as its annual Operating Expenses during that period do not exceed its expense limitation, and the repayments are made within three years after the year in which Management issued the reimbursement.

                                               NEUBERGER BERMAN OCTOBER 31, 2006

     During the year ended October 31, 2006, there was no reimbursement to Management. At October 31, 2006, the Fund had a contingent liability to Management under the agreement of $874,189 of which $240,824 expires in 2007, $297,154 expires in 2008, and $336,211 expires in 2009.

     Management and Neuberger Berman, LLC ("Neuberger"), a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

     The Institutional Class of the Fund also has a distribution agreement with Management. Management receives no compensation therefor and no commissions for sales or redemptions of shares of beneficial interest of the share class.

     The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the year ended October 31, 2006, the impact of this arrangement was a reduction of expenses of $1,018.

     The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended October 31, 2006, the impact of this arrangement was a reduction of expenses of $1,092.

     NOTE C--SECURITIES TRANSACTIONS:

     Cost of purchases and proceeds of sales and maturities of long-term securities (excluding short-term securities, foreign currency contracts, and option contracts) for the year ended October 31, 2006 were as follows:

                                                                           SALES AND MATURITIES
              PURCHASES OF    PURCHASES EXCLUDING   SALES AND MATURITIES         EXCLUDING
            U.S. GOVERNMENT     U.S. GOVERNMENT       OF U.S. GOVERNMENT       U.S. GOVERNMENT
              AND AGENCY          AND AGENCY            AND AGENCY               AND AGENCY
              OBLIGATIONS         OBLIGATIONS           OBLIGATIONS             OBLIGATIONS
              $5,698,632          $18,376,790            $6,609,825             $20,674,518

     During the year ended October 31, 2006, the Fund had entered into various contracts to deliver currencies at specified future dates. At October 31, 2006, open contracts were as follows:

                                                                  NET UNREALIZED
                                IN EXCHANGE  SETTLEMENT            APPRECIATION
     BUY             CONTRACTS      FOR         DATE      VALUE   (DEPRECIATION)
     BRITISH POUND  24,000 GBP    $45,220     12/12/06   $45,817       $597

NOTES TO FINANCIAL STATEMENTS STRATEGIC INCOME FUND CONT'D

                                                                                NET UNREALIZED
                                      IN EXCHANGE   SETTLEMENT                  APPRECIATION
SELL                   CONTRACTS          FOR          DATE         VALUE       (DEPRECIATION)
AUSTRALIAN DOLLAR        29,000 AUD    $   21,976    12/12/06     $   22,429       $   (453)
CANADIAN DOLLAR         275,000 CAD       247,389    12/12/06        245,269          2,120
EURO                  1,284,000 EUR     1,641,158    12/12/06      1,643,646         (2,488)
JAPANESE YEN        133,000,000 JPY     1,155,517    12/12/06      1,145,392         10,125
DANISH KRONE            268,000 DKK        45,960    12/12/06         46,021            (61)
BRITISH POUND           591,000 GBP     1,108,161    12/12/06      1,128,228        (20,067)

During the year ended October 31, 2006, brokerage commissions on securities transactions amounted to $14,446, of which Neuberger received $656, Lehman Brothers Inc. received $2,249, and other brokers received $11,541.

NOTE D--FUND SHARE TRANSACTIONS:

Share activity for the years ended October 31, 2006 and October 31, 2005 was as follows:

                   FOR THE YEAR ENDED OCTOBER 31, 2006         FOR THE YEAR ENDED OCTOBER 31, 2005
                -----------------------------------------   -----------------------------------------
                             SHARES                                      SHARES
                           ISSUED ON                                   ISSUED ON
                          REINVESTMENT                                REINVESTMENT
                          OF DIVIDENDS                                OF DIVIDENDS
(000'S          SHARES        AND         SHARES            SHARES        AND         SHARES
OMITTED)         SOLD    DISTRIBUTIONS   REDEEMED   TOTAL    SOLD    DISTRIBUTIONS   REDEEMED   TOTAL
Institutional
Class             188         195          (870)    (487)     852          93         (1,282)   (337)

NOTE E--LINE OF CREDIT:

At October 31, 2006, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at an overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.07% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at October 31, 2006. During the year ended October 31, 2006, the Fund did not utilize this line of credit.

                                                                            NEUBERGER BERMAN OCTOBER 31, 2006

NOTE F--INVESTMENTS IN AFFILIATES*:

                                                                                                   INCOME FROM
                                                                                                   INVESTMENTS
                                                                                                       IN
                                BALANCE OF     GROSS                   BALANCE OF                  AFFILIATED
                               SHARES HELD   PURCHASES      GROSS     SHARES HELD      VALUE         ISSUERS
                               OCTOBER 31,      AND       SALES AND   OCTOBER 31,   OCTOBER 31,    INCLUDED IN
NAME OF ISSUER                    2005       ADDITIONS   REDUCTIONS       2006          2006      TOTAL INCOME
Neuberger Berman Prime Money
Fund Trust Class**               371,428     6,856,332    7,126,781     100,979       $100,979       $10,851

Neuberger Berman Securities
Lending Quality Fund, LLC***          --        61,041          290      60,751         60,751           443
                                                                                      --------       -------
TOTAL                                                                                 $161,730       $11,294
                                                                                      --------       -------

*    Affiliated issuers, as defined in the 1940 Act.

** Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

*** The Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loans as approved by the Board. Because all shares of the Quality Fund are held by funds in the related investment management complex, the Quality Fund may be considered an affiliate of the Fund.

NOTE G--RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 clarifies the accounting for income taxes, by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. FIN 48 requires that a "more-likely-than-not" threshold be met before the benefit of a tax position may be recognized in the financial statements and prescribes how such benefit should be measured. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, Management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Fund's financial position or results of operations.

FINANCIAL HIGHLIGHTS STRATEGIC INCOME FUND

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

INSTITUTIONAL CLASS

                                                                               PERIOD FROM
                                                                              JULY 11, 2003^
                                                   YEAR ENDED OCTOBER 31,     TO OCTOBER 31,
                                                 --------------------------   --------------
                                                   2006     2005      2004         2003
NET ASSET VALUE, BEGINNING OF PERIOD             $ 10.90   $10.72   $ 10.11       $10.00
                                                 -------   ------   -------       ------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)@                        .38      .37       .36          .10
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                    .65      .34       .69          .09
                                                 -------   ------   -------       ------
TOTAL FROM INVESTMENT OPERATIONS                    1.03      .71      1.05          .19
                                                 -------   ------   -------       ------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                               (.46)    (.45)     (.44)        (.08)
FROM NET CAPITAL GAINS                              (.82)    (.08)       --           --
                                                 -------   ------   -------       ------
TOTAL DISTRIBUTIONS                                (1.28)    (.53)     (.44)        (.08)
                                                 -------   ------   -------       ------
NET ASSET VALUE, END OF PERIOD                   $ 10.65   $10.90   $ 10.72       $10.11
                                                 -------   ------   -------       ------
TOTAL RETURN++                                    +10.34%   +6.68%   +10.65%       +1.95%**
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)          $  20.4   $ 26.2   $  29.4       $ 23.6
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#       .86%     .86%      .85%         .85%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS+++       .85%     .85%      .84%         .84%*
RATIO OF NET INVESTMENT INCOME (LOSS) TO
   AVERAGE NET ASSETS                               3.66%    3.43%     3.44%        3.51%*
PORTFOLIO TURNOVER RATE                              111%      89%       85%          34%**

See Notes to Financial Highlights

                                               NEUBERGER BERMAN OCTOBER 31, 2006

NOTES TO FINANCIAL HIGHLIGHTS STRATEGIC INCOME FUND

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

+++ After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

                            PERIOD FROM
                            JULY 11, 2003
YEAR ENDED OCTOBER 31,     TO OCTOBER 31,
2006     2005      2004         2003
2.29%    1.82%     1.72%        3.77%

^    The date investment operations commenced.

*    Annualized.

**   Not annualized.

@ Calculated based on the average number of shares outstanding during each fiscal period.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Neuberger Berman Income Funds and Shareholders of Neuberger Berman Strategic Income Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Neuberger Berman Strategic Income Fund (the "Fund"), one of the series constituting the Neuberger Berman Income Funds, as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman Strategic Income Fund at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst & Young LLP

Boston, Massachusetts
December 8, 2006

                                               NEUBERGER BERMAN OCTOBER 31, 2006

DIRECTORY

INVESTMENT MANAGER, ADMINISTRATOR AND DISTRIBUTOR
Neuberger Berman Management Inc.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Institutional Services 800.366.6264

SUB-ADVISER
Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN AND SHAREHOLDER SERVICING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

ADDRESS CORRESPONDENCE TO:
Neuberger Berman Funds
Institutional Services
605 Third Avenue, 2nd Floor
New York, NY 10158-0180

LEGAL COUNSEL
Kirkpatrick & Lockhart Nicholson Graham LLP
1601 K Street, NW
Washington, DC 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

TRUSTEE AND OFFICER INFORMATION

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

INFORMATION ABOUT THE BOARD OF TRUSTEES

                                                                             NUMBER OF
                                                                           PORTFOLIOS IN
                             POSITION AND                                  FUND COMPLEX     OTHER DIRECTORSHIPS HELD
                              LENGTH OF                                     OVERSEEN BY      OUTSIDE FUND COMPLEX BY
NAME, AGE, AND ADDRESS(1)   TIME SERVED(2)   PRINCIPAL OCCUPATION(S)(3)   FUND TRUSTEE(4)         FUND TRUSTEE
--------------------------------------------------------------------------------------------------------------------
INDEPENDENT, FUND TRUSTEES
John Cannon (76)            Trustee since    Consultant; formerly,               56         Independent Trustee or
                            1994             Chairman, CDC Investment                       Director of three series
                                             Advisers (registered                           of Oppenheimer Funds:
                                             investment adviser), 1993                      Limited Term New York
                                             to January 1999; formerly,                     Municipal Fund,
                                             President and Chief                            Rochester Fund
                                             Executive Officer, AMA                         Municipals, and
                                             Investment Advisors, an                        Oppenheimer Convertible
                                             affiliate of the American                      Securities Fund since
                                             Medical Association.                           1992.

Faith Colish (71)           Trustee since    Counsel, Carter Ledyard &           56         Advisory Director, ABA
                            2000             Milburn LLP (law firm)                         Retirement Funds
                                             since October 2002;                            (formerly, American Bar
                                             formerly, Attorney-at-Law                      Retirement Association
                                             and President, Faith                           (ABRA)) since 1997
                                             Colish, A Professional                         (not-for-profit
                                             Corporation, 1980 to 2002.                     membership association).

C. Anne Harvey (69)         Trustee since    President, C.A. Harvey              56         Formerly, President,
                            2000             Associates since October                       Board of Associates to
                                             2001; formerly, Director,                      The National
                                             AARP, 1978 to December                         Rehabilitation
                                             2001.                                          Hospital's Board of
                                                                                            Directors, 2001 to 2002;
                                                                                            formerly, Member,
                                                                                            Individual Investors
                                                                                            Advisory Committee to
                                                                                            the New York Stock
                                                                                            Exchange Board of
                                                                                            Directors, 1998 to June
                                                                                            2002.

                                                                                   NEUBERGER BERMAN OCTOBER 31, 2006

TRUSTEE AND OFFICER INFORMATION CONT'D

                                                                             NUMBER OF
                                                                           PORTFOLIOS IN
                             POSITION AND                                  FUND COMPLEX     OTHER DIRECTORSHIPS HELD
                              LENGTH OF                                     OVERSEEN BY      OUTSIDE FUND COMPLEX BY
NAME, AGE, AND ADDRESS(1)   TIME SERVED(2)   PRINCIPAL OCCUPATION(S)(3)   FUND TRUSTEE(4)         FUND TRUSTEE
--------------------------------------------------------------------------------------------------------------------
Robert A. Kavesh (79)       Trustee since    Marcus Nadler Professor             56         Director, The Caring
                            1993             Emeritus of Finance and                        Community
                                             Economics, New York                            (not-for-profit);
                                             University Stern School of                     formerly, Director, DEL
                                             Business; formerly,                            Laboratories, Inc.
                                             Executive                                      (cosmetics and
                                             Secretary-Treasurer,                           pharmaceuticals), 1978
                                             American Finance                               to 2004; formerly,
                                             Association, 1961 to 1979.                     Director, Apple Bank for
                                                                                            Savings, 1979 to 1990;
                                                                                            formerly, Director,
                                                                                            Western Pacific
                                                                                            Industries, Inc., 1972
                                                                                            to 1986 (public
                                                                                            company).

Howard A. Mileaf (69)       Trustee since    Retired; formerly, Vice             56         Director, Webfinancial
                            2000             President and General                          Corporation (holding
                                             Counsel, WHX Corporation                       company) since December
                                             (holding company), 1993 to                     2002; formerly, Director
                                             2001.                                          WHX Corporation (holding
                                                                                            company), January 2002
                                                                                            to June 2005; formerly,
                                                                                            Director, State Theatre
                                                                                            of New Jersey
                                                                                            (not-for-profit
                                                                                            theater), 2000 to 2005;
                                                                                            formerly, Director,
                                                                                            Kevlin Corporation
                                                                                            (manufacturer of
                                                                                            microwave and other
                                                                                            products).

Edward I. O'Brien (78)      Trustee since    Formerly, Member,                   56         Director, Legg Mason,
                            2000             Investment Policy                              Inc. (financial services
                                             Committee, Edward Jones,                       holding company) since
                                             1993 to 2001; President,                       1993; formerly,
                                             Securities Industry                            Director, Boston
                                             Association ("SIA")                            Financial Group (real
                                             (securities industry's                         estate and tax
                                             representative in                              shelters), 1993 to 1999.
                                             government relations and
                                             regulatory matters at the
                                             federal and state levels),
                                             1974 to 1992; Adviser to
                                             SIA, November 1992 to
                                             November 1993.

William E. Rulon (74)       Trustee since    Retired; formerly, Senior            56        Formerly, Director,
                            1993             Vice President, Foodmaker,                     Pro-Kids Golf and
                                             Inc. (operator and                             Learning Academy (teach
                                             franchiser of restaurants)                     golf and computer usage
                                             until January 1997.                            to "at risk" children),
                                                                                            1998 to 2006; formerly,
                                                                                            Director, Prandium, Inc.
                                                                                            (restaurants), March
                                                                                            2001 to July 2002.

TRUSTEE AND OFFICER INFORMATION CONT'D

                                                                             NUMBER OF
                                                                           PORTFOLIOS IN
                             POSITION AND                                  FUND COMPLEX     OTHER DIRECTORSHIPS HELD
                              LENGTH OF                                     OVERSEEN BY      OUTSIDE FUND COMPLEX BY
NAME, AGE, AND ADDRESS(1)   TIME SERVED(2)   PRINCIPAL OCCUPATION(S)(3)   FUND TRUSTEE(4)         FUND TRUSTEE
--------------------------------------------------------------------------------------------------------------------
Cornelius T. Ryan (75)      Trustee since    Founding General Partner,           56         None.
                            2000             Oxford Partners and Oxford
                                             Bioscience Partners
                                             (venture capital
                                             investing) and President,
                                             Oxford Venture Corporation
                                             since 1981.

Tom D. Seip (56)            Trustee since    General Partner, Seip               56         Director, H&R Block,
                            2000; Lead       Investments LP (a private                      Inc. (financial services
                            Independent      investment partnership);                       company) since May 2001;
                            Trustee          formerly, President and                        Director, America One
                            beginning        CEO, Westaff, Inc.                             Foundation since 1998;
                            2006             (temporary staffing), May                      formerly, Director,
                                             2001 to January 2002;                          Forward Management, Inc.
                                             formerly, Senior Executive                     (asset management
                                             at the Charles Schwab                          company), 1999 to 2006;
                                             Corporation, 1983 to 1999,                     formerly Director, E-Bay
                                             including Chief Executive                      Zoological Society, 1999
                                             Officer, Charles Schwab                        to 2003; formerly,
                                             Investment Management,                         Director, General Magic
                                             Inc. and Trustee, Schwab                       (voice recognition
                                             Family of Funds and Schwab                     software), 2001 to 2002;
                                             Investments, 1997 to 1998,                     formerly, Director,
                                             and Executive Vice                             E-Finance Corporation
                                             President-Retail                               (credit decisioning
                                             Brokerage, Charles Schwab                      services), 1999 to 2003;
                                             Investment Management,                         formerly, Director,
                                             1994 to 1997.                                  Save-Daily.com (micro
                                                                                            investing services),
                                                                                            1999 to 2003.

                                                                                   NEUBERGER BERMAN OCTOBER 31, 2006

                                                                             NUMBER OF
                                                                           PORTFOLIOS IN
                             POSITION AND                                  FUND COMPLEX     OTHER DIRECTORSHIPS HELD
                              LENGTH OF                                     OVERSEEN BY      OUTSIDE FUND COMPLEX BY
NAME, AGE, AND ADDRESS(1)   TIME SERVED(2)   PRINCIPAL OCCUPATION(S)(3)   FUND TRUSTEE(4)         FUND TRUSTEE
--------------------------------------------------------------------------------------------------------------------
Candace L. Straight (59)    Trustee since    Private investor and                56         Director, Montpelier Re
                            1993             consultant specializing in                     (reinsurance company)
                                             the insurance industry;                        since 2006; Director,
                                             formerly, Advisory                             National Atlantic
                                             Director, Securitas                            Holdings Corporation
                                             Capital LLC (a global                          (property and casualty
                                             private equity investment                      insurance company) since
                                             firm dedicated to making                       2004; Director, The
                                             investments in the                             Proformance Insurance
                                             insurance sector), 1998 to                     Company (personal lines
                                             December 2003.                                 property and casualty
                                                                                            insurance company) since
                                                                                            March 2004; formerly,
                                                                                            Director, Providence
                                                                                            Washington Insurance
                                                                                            Company (property and
                                                                                            casualty insurance
                                                                                            company), December 1998
                                                                                            to March 2006; formerly,
                                                                                            Director, Summit Global
                                                                                            Partners (insurance
                                                                                            brokerage firm), 2000 to
                                                                                            2005.

Peter P. Trapp (62)         Trustee since    Regional Manager for                56         None.
                            2000             Mid-Southern Region, Ford
                                             Motor Credit Company since
                                             September 1997; formerly,
                                             President, Ford Life
                                             Insurance Company, April
                                             1995 to August 1997.

FUND TRUSTEES WHO ARE "INTERESTED PERSONS"

Jack L. Rivkin* (66)        President and    Executive Vice President            56         Director, Dale Carnegie
                            Trustee since    and Chief Investment                           and Associates, Inc.
                            2002             Officer, Neuberger Berman                      (private company) since
                                             Inc. (holding company)                         1998; Director,
                                             since 2002 and 2003,                           Solbright, Inc. (private
                                             respectively; Managing                         company) since 1998.
                                             Director and Chief
                                             Investment Officer,
                                             Neuberger since December
                                             2005 and 2003,
                                             respectively; formerly,
                                             Executive Vice President,
                                             Neuberger, December 2002
                                             to 2005; Director and
                                             Chairman, Management since
                                             December 2002; formerly,
                                             Executive Vice President,
                                             Citigroup Investments,
                                             Inc., September 1995 to
                                             February 2002; formerly,
                                             Executive Vice President,
                                             Citigroup Inc., September
                                             1995 to February 2002.

TRUSTEE AND OFFICER INFORMATION CONT'D

                                                                             NUMBER OF
                                                                           PORTFOLIOS IN
                             POSITION AND                                  FUND COMPLEX     OTHER DIRECTORSHIPS HELD
                              LENGTH OF                                     OVERSEEN BY      OUTSIDE FUND COMPLEX BY
NAME, AGE, AND ADDRESS(1)   TIME SERVED(2)   PRINCIPAL OCCUPATION(S)(3)   FUND TRUSTEE(4)         FUND TRUSTEE
--------------------------------------------------------------------------------------------------------------------
Peter E. Sundman* (47)      Chairman of      Executive Vice President,           56         Director and Vice
                            the Board        Neuberger Berman Inc.                          President, Neuberger &
                            and Trustee      (holding company) since                        Berman Agency, Inc.
                            since 2000;      1999; Head of Neuberger                        since 2000; formerly,
                            Chief            Berman Inc.'s Mutual Funds                     Director, Neuberger
                            Executive        Business (since 1999) and                      Berman Inc. (holding
                            Officer since    Institutional Business                         company), October 1999
                            1999;            (1999 to October 2005);                        to March 2003; Trustee,
                            President        responsible for Managed                        Frost Valley YMCA;
                            from 1999 to     Accounts Business and                          Trustee, College of
                            2000             intermediary distribution                      Wooster.
                                             since October 1999;
                                             President and Director,
                                             Management since 1999;
                                             Managing Director,
                                             Neuberger since 2005;
                                             formerly, Executive Vice
                                             President, Neuberger, 1999
                                             to December 2005;
                                             formerly, Principal,
                                             Neuberger, 1997 to 1999;
                                             formerly, Senior Vice
                                             President, Management,
                                             1996 to 1999.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4) For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

* Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of Management and Neuberger.

                                                                                             NEUBERGER BERMAN OCTOBER 31, 2006
TRUSTEE AND OFFICER INFORMATION

INFORMATION ABOUT THE OFFICERS OF THE TRUST

NAME, AGE, AND ADDRESS(1)       POSITION AND LENGTH OF TIME SERVED(2)              PRINCIPAL OCCUPATION(S)(3)
------------------------------------------------------------------------------------------------------------------------------
Andrew B. Allard (45)          Anti-Money Laundering                       Senior Vice President, Neuberger since 2006; Deputy
                               Compliance Officer since 2002               General Counsel, Neuberger since 2004; formerly,
                                                                           Vice President, Neuberger, 2000 to 2006; formerly,
                                                                           Associate General Counsel, Neuberger, 1999 to 2004;
                                                                           Anti-Money Laundering Compliance Officer, fifteen
                                                                           registered investment companies for which
                                                                           Management acts as investment manager and
                                                                           administrator (seven since 2002, three since 2003,
                                                                           four since 2004 and one since 2005) and one
                                                                           registered investment company for which Lehman
                                                                           Brothers Asset Management Inc. acts as investment
                                                                           adviser (since 2006).

Michael J. Bradler (36)        Assistant Treasurer since 2005              Vice President, Neuberger since 2006; Employee,
                                                                           Management since 1997; Assistant Treasurer, fifteen
                                                                           registered investment companies for which
                                                                           Management acts as investment manager and
                                                                           administrator (fifteen since 2005) and one
                                                                           registered investment company for which Lehman
                                                                           Brothers Asset Management Inc. acts as investment
                                                                           adviser (since 2006).

Claudia A. Brandon (50)        Secretary since 1985                        Vice President-Mutual Fund Board Relations,
                                                                           Management since 2000 and Assistant Secretary since
                                                                           2004; Vice President, Neuberger since 2002 and
                                                                           Employee since 1999; Secretary, fifteen registered
                                                                           investment companies for which Management acts as
                                                                           investment manager and administrator (three since
                                                                           1985, four since 2002, three since 2003, four since
                                                                           2004 and one since 2005) and one registered
                                                                           investment company for which Lehman Brothers Asset
                                                                           Management Inc. acts as investment adviser (since
                                                                           2006).

TRUSTEE AND OFFICER INFORMATION CONT'D

NAME, AGE, AND ADDRESS(1)       POSITION AND LENGTH OF TIME SERVED(2)              PRINCIPAL OCCUPATION(S)(3)
------------------------------------------------------------------------------------------------------------------------------
Robert Conti (50)              Vice President since 2000                   Senior Vice President, Neuberger since 2003;
                                                                           formerly, Vice President, Neuberger, 1999 to 2003;
                                                                           Senior Vice President, Management since 2000; Vice
                                                                           President, fifteen registered investment companies
                                                                           for which Management acts as investment manager and
                                                                           administrator (three since 2000, four since 2002,
                                                                           three since 2003, four since 2004 and one since
                                                                           2005) and one registered investment company for
                                                                           which Lehman Brothers Asset Management Inc. acts as
                                                                           investment adviser (since 2006).

Brian J. Gaffney (53)          Vice President since 2000                   Managing Director, Neuberger since 1999; Senior
                                                                           Vice President, Management since 2000; Vice
                                                                           President, fifteen registered investment companies
                                                                           for which Management acts as investment manager and
                                                                           administrator (three since 2000, four since 2002,
                                                                           three since 2003, four since 2004 and one since
                                                                           2005) and one registered investment company for
                                                                           which Lehman Brothers Asset Management Inc. acts as
                                                                           investment adviser (since 2006).

Maxine L. Gerson (56)          Chief Legal Officer since 2005              Senior Vice President, Neuberger since 2002; Deputy
                               (only for purposes of sections 307          General Counsel and Assistant Secretary, Neuberger
                               and 406 of the Sarbanes-Oxley Act           since 2001; formerly, Vice President, Neuberger,
                               of 2002)                                    2001 to 2002; formerly, Associate General Counsel,
                                                                           Neuberger, 2001; formerly, Counsel, Neuberger,
                                                                           2000; Secretary and General Counsel, Management
                                                                           since 2004; Chief Legal Officer (only for purposes
                                                                           of sections 307 and 406 of the Sarbanes-Oxley Act
                                                                           of 2002), fifteen registered investment companies
                                                                           for which Management acts as investment manager and
                                                                           administrator (fifteen since 2005) and one
                                                                           registered investment company for which Lehman
                                                                           Brothers Asset Management Inc. acts as investment
                                                                           adviser (since 2006).

Sheila R. James (41)           Assistant Secretary since 2002              Employee, Neuberger since 1999; Assistant
                                                                           Secretary, fifteen registered investment companies
                                                                           for which Management acts as investment manager and
                                                                           administrator (seven since 2002, three since 2003,
                                                                           four since 2004 and one since 2005) and one
                                                                           registered investment company for which Lehman
                                                                           Brothers Asset Management Inc. acts as investment
                                                                           adviser (since 2006).

                                                                                             NEUBERGER BERMAN OCTOBER 31, 2006

NAME, AGE, AND ADDRESS(1)       POSITION AND LENGTH OF TIME SERVED(2)              PRINCIPAL OCCUPATION(S)(3)
------------------------------------------------------------------------------------------------------------------------------
Kevin Lyons (51)               Assistant Secretary since 2003              Employee, Neuberger since 1999; Assistant
                                                                           Secretary, fifteen registered investment companies
                                                                           for which Management acts as investment manager and
                                                                           administrator (ten since 2003, four since 2004 and
                                                                           one since 2005) and one registered investment
                                                                           company for which Lehman Brothers Asset Management
                                                                           Inc. acts as investment adviser (since 2006).

John M. McGovern (36)          Treasurer and Principal Financial and       Vice President, Neuberger since 2004; Employee,
                               Accounting Officer since 2005; prior        Management since 1993; Treasurer and Principal
                               thereto, Assistant Treasurer since 2002     Financial and Accounting Officer, fifteen
                                                                           registered investment companies for which
                                                                           Management acts as investment manager and
                                                                           administrator (fifteen since 2005) and one
                                                                           registered investment company for which Lehman
                                                                           Brothers Asset Management Inc. acts as investment
                                                                           adviser (since 2006); formerly, Assistant
                                                                           Treasurer, fifteen registered investment companies
                                                                           for which Management acts as investment manager and
                                                                           administrator, 2002 to 2005.

Frank Rosato (35)              Assistant Treasurer since 2005              Vice President, Neuberger since 2006; Employee,
                                                                           Management since 1995; Assistant Treasurer, fifteen
                                                                           registered investment companies for which
                                                                           Management acts as investment manager and
                                                                           administrator (fifteen since 2005) and one
                                                                           registered investment company for which Lehman
                                                                           Brothers Asset Management Inc. acts as investment
                                                                           adviser (since 2006).

Frederic B. Soule (60)         Vice President since 2000                   Senior Vice President, Neuberger since 2003;
                                                                           formerly, Vice President, Neuberger, 1999 to 2003;
                                                                           Vice President, fifteen registered investment
                                                                           companies for which Management acts as investment
                                                                           manager and administrator (three since 2000, four
                                                                           since 2002, three since 2003, four since 2004 and
                                                                           one since 2005) and one registered investment
                                                                           company for which Lehman Brothers Asset Management
                                                                           Inc. acts as investment adviser (since 2006).

TRUSTEE AND OFFICER INFORMATION CONT'D

NAME, AGE, AND ADDRESS(1)       POSITION AND LENGTH OF TIME SERVED(2)              PRINCIPAL OCCUPATION(S)(3)
------------------------------------------------------------------------------------------------------------------------------
Chamaine Williams (35)         Chief Compliance Officer since 2005         Vice President, Lehman Brothers Inc. since 2003;
                                                                           Chief Compliance Officer, fifteen registered
                                                                           investment companies for which Management acts as
                                                                           investment manager and administrator (fifteen since
                                                                           2005) and one registered investment company for
                                                                           which Lehman Brothers Asset Management Inc. acts as
                                                                           investment adviser (since 2005); Chief Compliance
                                                                           Officer, Lehman Brothers Asset Management Inc.
                                                                           since 2003; Chief Compliance Officer, Lehman
                                                                           Brothers Alternative Investment Management LLC
                                                                           since 2003; formerly, Vice President, UBS Global
                                                                           Asset Management (US) Inc. (formerly, Mitchell
                                                                           Hutchins Asset Management, a wholly-owned
                                                                           subsidiary of PaineWebber Inc.), 1997 to 2003.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

                                               NEUBERGER BERMAN OCTOBER 31, 2006

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

NOTICE TO SHAREHOLDERS

For Neuberger Berman Strategic Income Fund 2.2% of the dividends distributed during the fiscal year ended October 31, 2006 qualifes for the dividends received deduction for corporate shareholders.

Under most state tax laws, mutual fund dividends that are derived from direct investments in U.S. Government obligations are not taxable, as long as a Fund meets certain requirements. Some states require that a Fund must provide shareholders with a written notice, within 60 days of the close of a Fund's taxable year, designating the portion of the dividends that represents interest which those states consider to have been earned on U.S. Government obligations. The chart below shows the percentage of income derived from such investments for the twelve months ended October 31, 2006. This information should not be used to complete your tax returns.

                           OTHER DIRECT     OTHER INDIRECT
         U.S. TREASURY   U.S. GOVERNMENT   U.S. GOVERNMENT   REPURCHASE
          OBLIGATIONS      OBLIGATIONS       OBLIGATIONS     AGREEMENTS
              1.9%             2.8%              6.5%           3.1%

For the fiscal year ended October 31, 2006, Neuberger Berman Strategic Income Fund designates $195,104, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending upon an individual's tax bracket. Complete information regarding the Fund's distributions during the calendar year 2006 will be reported in conjunction with Form 1099DIV.

You will receive information to be used in filing your 2006 tax returns, which will include a notice of the exact tax status of all dividends paid to you by each Fund during calendar year 2006. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

The Fund hereby designates $1,204,793 as a capital gain distribution.

                                               NEUBERGER BERMAN OCTOBER 31, 2006

BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS

At a meeting held on September 27, 2006, the Board of Trustees ("Board") of Neuberger Berman Income Funds, including the Trustees who are not "interested persons" of the Trust ("Independent Fund Trustees"), approved continuance of the Management and Sub-Advisory Agreements ("Agreements") for Neuberger Berman Strategic Income Fund ("Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Neuberger Berman Management Inc. ("Management") and Neuberger Berman, LLC ("Neuberger") in response to questions submitted by counsel to the Independent Fund Trustees, and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the performance of the Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services provided and profits historically realized by Management and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect those potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered the nature, extent and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Fund.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the degree of risk undertaken by the portfolio managers. The Board considered the experience and staffing of portfolio management and the investment research personnel of Management and Neuberger dedicated to performing services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions for the Fund. The Board considered the quality of brokerage execution provided by Management and its affiliates. The Board's Portfolio Transactions and Pricing Committee from time to time reviews the quality of the brokerage services that Neuberger and Lehman Brothers Inc. provide, and has reviewed studies by an independent firm engaged to review and evaluate the quality of brokerage execution received by the Fund. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived by Management, Neuberger and the Fund and by other clients of Management and Neuberger from such services. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

With respect to the performance of the Fund, the Board considered the performance of the Fund relative to its benchmark and a peer group of investment companies pursuing broadly similar strategies. The Board also considered the performance in relation to the degree of risk undertaken by the portfolio managers.

BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS CONT'D

With respect to the overall fairness of the Agreements, the Board considered the fee structure of the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates. The Board also considered the profitability of Management and its affiliates from their association with the Fund.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of comparable funds. The Board considered the mean and median of the management fees and expense ratios of the peer group. The Board noted that the Fund's management fee was higher than the peer group median. The Board considered whether specific portfolio management or administration needs contributed to the higher fee. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is reflective of an "at cost" basis and there is no profit to Neuberger with regard to these fees.

The Board considered the Fund's overall expenses in relation to the overall expenses of the peer group mean and median. In addition, the Board considered the contractual limits on Fund expenses undertaken by Management. The Board noted that Management incurred a loss on the Fund on an after-tax basis.

The Board considered whether there were other funds that were sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with similar investment objectives, policies and strategies as the Fund. The Board noted that there were no comparable sub-advised funds or separate accounts.

The Board also evaluated any actual or anticipated economies of scale in relation to the services Management provides to the Fund and the appropriateness of the Fund's current fee structure.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's loss on the Fund for a recent period and the trend in loss over recent years. The Board also carefully examined Management's cost allocation methodology and had an independent consultant review the methodology. It also reviewed an analysis from an independent data service on investment management profitability margins. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded it was satisfied that Management's level of profitability from its relationship with the Fund was not excessive.

CONCLUSIONS

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interest of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; the performance of the Fund was satisfactory; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services expected to be provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY

NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
SHAREHOLDER SERVICES
800.877.9700
INSTITUTIONAL SUPPORT SERVICES
800.366.6264

www.nb.com

[GRAPHIC] B0909 12/06

LEHMAN BROTHERS ASSET MANAGEMENT











                        LEHMAN BROTHERS MUNICIPAL MONEY FUND
                        LEHMAN BROTHERS NEW YORK MUNICIPAL MONEY FUND








                        ANNUAL REPORT
                        OCTOBER 31, 2006

CONTENTS

THE FUNDS
Chairmen's Letter                                                              2

PORTFOLIO COMMENTARY
Lehman Brothers Municipal Money Fund                                           3
Lehman Brothers New York Municipal Money Fund                                  5
Fund Expense Information                                                       9

SCHEDULE OF INVESTMENTS
Lehman Brothers Municipal Money Fund                                          11
Lehman Brothers New York Municipal Money Fund                                 21

FINANCIAL STATEMENTS                                                          26

FINANCIAL HIGHLIGHTS/PER SHARE DATA
Lehman Brothers Municipal Money Fund                                          34
Lehman Brothers New York Municipal Money Fund                                 35

Report of Independent Registered Public Accounting Firm                       37
Directory                                                                     39
Trustees and Officers                                                         40
Proxy Voting Policies and Procedures                                          49
Quarterly Portfolio Schedule                                                  49
Notice to Shareholders                                                        49
Board Consideration of the Management and Sub-Advisory Agreements             49

(C)2006 Neuberger Berman Management Inc. All rights reserved.

CHAIRMEN'S LETTER

Dear Shareholder,

We are pleased to present to you the fiscal 2006 Annual Report for the Lehman Brothers Municipal Money Fund and the Lehman Brothers New York Municipal Money Fund for the period ended October 31, 2006. The former of the two has a long and distinguished track record, having been created in 1984, while the latter is relatively new and was introduced on December 19, 2005. Both, however, employ the same research driven, value oriented investment methodology and are in the capable hands of Portfolio Co-Managers Janet Fiorenza, William Furrer and Kelly Landron.

The Funds' investment objectives are simple and straightforward--seeking the highest available current income exempt from federal income tax (and for the Lehman Brothers New York Municipal Money Fund, New York State and City income taxes as well) through investment strategies consistent with the highest standards for safety and liquidity. These strategies include active weighted average maturity management (positioning the portfolio in the most advantageous points on the yield curve), sector allocation (taking advantage of opportunistic pricing in the different sectors of the municipal securities markets) and, most importantly, security selection. For more than 22 years we have been investing in municipal money markets and we have developed an extensive national network of regional brokers who provide considerable assistance in identifying high quality attractively priced securities. We also do our own internal credit analysis on every issue we invest in. We believe our ongoing commitment to assessing the credit quality of potential investments will continue to reward our shareholders.

During the fiscal year, both Funds enjoyed strong cash inflows. This is certainly in part due to the significantly more attractive yields resulting from rising short-term interest rates. However, we have also been winning over individual and institutional investors who appreciate our experience and expertise in municipal money markets. We welcome our many new shareholders and reaffirm our commitment to getting the most out of municipal money markets while adhering to conservative, "safety first" investment principles.

Sincerely,



/s/ Peter Sundman
-------------------------------------
PETER SUNDMAN
CHAIRMAN OF THE BOARD
NEUBERGER BERMAN INCOME FUNDS



/s/ Brad Tank
-------------------------------------
BRAD TANK
CHAIRMAN OF THE BOARD
LEHMAN BROTHERS ASSET MANAGEMENT

LEHMAN BROTHERS MUNICIPAL MONEY FUND PORTFOLIO COMMENTARY

Through much of the fiscal year ended October 31, 2006, municipal money market yields trended higher as the Federal Reserve instituted six 25-basis-point interest rate hikes that took the Fed Funds rate from 3.75% to 5.25%. Yields remained in a narrow range over the three months following the Fed's August 8, 2006 decision to pause to evaluate the economic impact of an extended tightening cycle. Over the course of the fiscal year, the Fund's seven-day tax equivalent current yield (taxable at the highest federal income tax bracket) increased from 3.25% to 4.65%. Its seven-day tax equivalent effective yield (also taxable at the highest federal income tax bracket) went from 3.30% to 4.76%. The Fund posted a 2.80% total return for the reporting period, compared to 2.68% for its iMoneyNet Money Fund Report Tax-Free National Retail Average benchmark.

As we became more confident that the Fed would pause, we began extending the Fund's weighted average maturity, which increased from a low of 22.6 days on June 14, 2006 to 34.0 days at fiscal year-end. Extending the portfolio's weighted average maturity, along with our value-focused securities selection, enhanced absolute and relative performance.

The economy and the Fed now appear to be at an inflection point. In the first half of the fiscal year, robust economic growth made it relatively clear that the Fed would continue to tighten until the economy slowed and inflationary pressures eased. As we write, the Fed has been in neutral for three months, and mixed economic data is giving no clear indication what its next move will be. Those who expect the Fed to begin easing in early 2007 point to anemic third quarter 2006 GDP growth and continued bad news from the economically important housing market. Those who believe the Fed will remain on the sidelines or perhaps even hike rates one or two more times call attention to the fact that corporate profits are strong, the labor market remains tight, and inflationary indicators such as the Consumer Price Index and Personal Consumption Expenditure Index remain above Fed targets. Until the economic picture clears, we believe that money market yields will remain in a relatively narrow range, affected slightly by seasonal supply/demand dynamics in the marketplace. Consequently, we will likely keep the Fund's weighted average maturity in the mid-30-day range. Although recently we have modestly reduced the portfolio's allocation to variable rate demand notes, at fiscal year end, these high-quality, highly liquid securities still comprised 81.9% of assets.

Going forward, will we continue to monitor economic data and evaluate its implications for Federal Reserve monetary policy, with the goal of positioning the portfolio in the right place on the yield curve. We will also continue to look for opportunities created by seasonal supply/demand shifts in the marketplace. Most importantly, however, we will continue to strive to add value to the investment process by shopping for bargains presented through our extensive network of regional brokers.

Sincerely,


/s/ Janet A. Fiorenza        /s/ William J. Furrer        /s/ Kelly Landron
--------------------------   --------------------------   ----------------------
JANET A. FIORENZA, WILLIAM J. FURRER AND KELLY LANDRON
PORTFOLIO CO-MANAGERS

----------------------------------
MATURITY
DIVERSIFICATION   (% BY MATURITY)

1 - 7 Days              82.9%
8 - 30 Days              2.0
31 - 90 Days             2.8
91 - 180 Days            4.1
181+ Days                8.2
---------------------------------

Current yield more closely reflects current earnings than does total return.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The composition, industries and holdings of the Fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

For the period ending 10/31/06, the 7-day current yield of the Municipal Money Fund was 3.02% and the tax-equivalent yield was 4.65% for an investor in the highest federal income tax bracket (35%). For the period ending 10/31/06, the 7-day effective yield was 3.07% and the tax-equivalent effective yield was 4.76% for an investor in the highest federal income tax bracket (35%).

LEHMAN BROTHERS NEW YORK MUNICIPAL MONEY FUND PORTFOLIO COMMENTARY

The Lehman Brothers New York Municipal Money Fund commenced operations on December 19, 2005. Following the Fund's inception, the Federal Reserve instituted four 25-basis-point rate hikes, bringing the Fed Funds rate from 4.25% to 5.25%. From the end of calendar 2005 through October 31, 2006, the Fund's seven-day tax equivalent current yield (taxable at the highest federal, state and city income tax brackets) increased from 4.94% to 5.40%. The Fund's seven-day tax equivalent effective yield (also taxable at the highest income bracket) went from 5.06% to 5.55%. From inception through the end of the fiscal year, the Fund had a total return of 2.51%; year-to-date, it returned 2.40% compared to 2.27% for its iMoneyNet Money Fund Report Tax-Free State-Specific Retail Average benchmark.

As we became more confident that the extended Federal Reserve tightening cycle was nearing at least a temporary end, we began extending the portfolio's weighted average maturity, which went from a low of 10.7 days on December 28, 2005 to 51.9 days at the close of the fiscal year. Lengthening the weighted average maturity as the Federal Reserve shifted into neutral enhanced returns. Performance was also buoyed by our large allocation to variable rate demand notes, whose prices we believe were particularly attractive throughout the first half of the fiscal year. Over the last two months of this reporting period, we reduced our allocation to the sector, but high-quality, highly liquid variable rate demand notes still comprise 79% of portfolio assets. Finally, we believe our price sensitive, value oriented security selection, enhanced by our close relationships with a large network of regional brokers that often give us the "first call" on attractively priced issues, also buoyed returns.

Looking ahead, everyone is still evaluating economic data to try to determine the Fed's next move. However, mixed economic signals make this an even more difficult proposition than usual. On the one hand, if much slower-than-expected third quarter 2005 GDP growth turns out to be a meaningful change in trend rather than a statistical anomaly and the housing market continues to deteriorate, the Fed may decide to ease in the quarters ahead. On the flip side, despite some evidence of a decelerating economy and the woes of the housing industry, corporate profits are strong, the labor market is tight, and inflationary indicators remain outside the Fed's target ranges. If inflationary pressure does not subside, the Fed may remain in neutral or even hike rates one or two more times. Until we see more consistent and conclusive economic data, we believe New York municipal money market yields will remain in a relatively narrow range. We will likely keep the Fund's weighted average maturity in a moderate range until the economic picture clears and we get a better feel for where the Fed is headed. We will continue to look for opportunities resulting from seasonal supply/demand dynamics in the marketplace and, with the help of our extensive broker network, work hard to find attractively priced issues.

Sincerely,


/s/ Janet A. Fiorenza        /s/ William J. Furrer        /s/ Kelly Landron
--------------------------   --------------------------   ----------------------
JANET A. FIORENZA, WILLIAM J. FURRER AND KELLY LANDRON
PORTFOLIO CO-MANAGERS

MATURITY
DIVERSIFICATION   (% BY MATURITY)

1 - 7 Days              79.3%
8 - 30 Days              0.0
31 - 90 Days             3.4
91 - 180 Days            1.4
181+ Days               15.9

Current yield more closely reflects current earnings than it does total return.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The composition, industries and holdings of the Fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

For the period ending 10/31/06, the 7-day current yield of the New York Municipal Money Fund was 3.14% and the tax-equivalent yield was 5.40% for an investor in the highest federal, New York State and City income tax bracket (41.8%). For the period ending 10/31/06, the 7-day effective yield was 3.19% and the tax-equivalent effective yield was 5.55% for an investor in the highest federal, New York State and City income tax bracket (41.8%).

ENDNOTES

1 Neuberger Berman Management Inc. ("Management") has contractually undertaken to reimburse each Fund so that the total annual operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses are limited to 0.59% of average daily net assets. These undertakings last until October 31, 2009. Each Fund has contractually undertaken to reimburse Management for the excess expenses paid by Management, provided the reimbursements do not cause its total annual operating expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) to exceed the above stated expense limitation and the reimbursements are made within three years after the year that Management incurred the expense. Absent such reimbursement, each Fund's yield would have been less.

     Effective June 5, 2006, Management voluntarily agreed to waive certain expenses of the Investor Class of Lehman Brothers New York Municipal Money Fund so that the total annual operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses are limited to 0.52% of average daily net assets. If this voluntary waiver was not in place, performance would be lower for the Fund.

2 "Current yield" of a money market fund refers to the income generated by an investment in a Fund over a recent 7-day period. This income is then "annualized." The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. Yields of a money market fund will fluctuate and past performance is not a guarantee of future results.

3 For the Lehman Brothers Municipal Money Fund, "tax-equivalent" yield is the taxable yield that an investor would have to receive in order to realize the same level of yield after federal income taxes at the highest federal tax rate, currently 35%, assuming that all of the Fund's income is exempt from federal income taxes. For the Lehman Brothers New York Municipal Fund, tax-equivalent yield is calculated based on federal, New York State, and New York City tax rates for a combined rate of 41.8%.

4 A portion of the income of each Fund may be a tax preference item for purposes of the federal alternative minimum tax for certain investors.

5 Unaudited performance data current to the most recent month-end are available at www.lehmanam.com.

GLOSSARY OF INDICES

THE IMONEYNET MONEY FUND         Measures all national tax-free and municipal
REPORT TAX-FREE NATIONAL         retail funds. Portfolio holdings of tax-free
RETAIL AVERAGE:                  funds include Rated and Unrated Demand Notes,
                                 Rated and Unrated General Market Notes,
                                 Commercial Paper, Put Bonds--6 months or less,
                                 Put Bonds--over 6 months, AMT Paper, and Other
                                 Tax-Free holdings.

THE IMONEYNET MONEY FUND         Measures the performance of retail
REPORT TAX-FREE STATE-SPECIFIC   state-specific tax-free and municipal money
RETAIL AVERAGE:                  mutual funds. Portfolio holdings of tax-free
                                 funds include Rated and Unrated Demand Notes,
                                 Rated and Unrated General Market Notes,
                                 Commercial Paper, Put Bonds--6 months or less,
                                 Put Bonds--over 6 months, AMT Paper, and Other
                                 Tax-Free holdings.

Please note that indices do not take into account any fees and expenses or any tax consequences of investing in the individual securities that they track and that investors cannot invest directly in any index or average. Data about the performance of each index or average are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. Each Fund may invest in securities not included in its respective index.

INFORMATION ABOUT YOUR FUND'S EXPENSES

These tables are designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and cost of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended October 31, 2006 and held for the entire period. The table illustrates the fund's costs in two ways:

ACTUAL EXPENSES AND              The first section of the table provides
PERFORMANCE:                     information about actual account values and
                                 actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

HYPOTHETICAL EXAMPLE FOR         The second section of the table provides
COMPARISON PURPOSES:             information about hypothetical account values
                                 and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

EXPENSE INFORMATION AS OF 10/31/06 (UNAUDITED)

LEHMAN BROTHERS MUNICIPAL MONEY FUND
------------------------------------------------------
                 BEGINNING     ENDING    EXPENSES PAID
                  ACCOUNT     ACCOUNT      DURING THE
ACTUAL             VALUE       VALUE        PERIOD*
------------------------------------------------------
Investor Class     $1,000    $1,015.20       $3.00

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------
Investor Class     $1,000    $1,022.22       $3.01
------------------------------------------------------


LEHMAN BROTHERS NEW YORK MUNICIPAL MONEY FUND
------------------------------------------------------
                 BEGINNING     ENDING    EXPENSES PAID
                  ACCOUNT     ACCOUNT      DURING THE
ACTUAL             VALUE       VALUE        PERIOD*
------------------------------------------------------
Investor Class     $1,000    $1,015.50       $2.67

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------
Investor Class     $1,000    $1,022.55       $2.68
------------------------------------------------------

* Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent fiscal half year divided by 365.

SCHEDULE OF INVESTMENTS LEHMAN BROTHERS MUNICIPAL MONEY FUND

PRINCIPAL AMOUNT                          SECURITY @                                     RATING @@**        VALUE (+)
(000's OMITTED)                                                                        MOODY'S    S&P   (000's OMITTED)

ALABAMA (2.6%)
$ 6,000   Birmingham Med. Clinic Board Rev. (UAHSF Med. Clinic), Ser. 1998,
          (LOC: SouthTrust Bank), 3.62%, due 11/3/06                                                    $ 6,000&&&[1]
    300   Decatur IDB Solid Waste Disp. Rev. (Amoco Chemical Co. Proj.), Ser. 1995,
          3.66%, due 11/1/06                                                            VMIG1               300&&&[1]
 14,000   Stevenson Ind. Dev. Board. Env. Imp. Rev. (Mead Corp. Proj.), Ser. 1998 B,
          (LOC: JP Morgan Chase), 3.63%, due 11/1/06                                             A-1+    14,000&&&[1]
                                                                                                         20,300

ARIZONA (0.4%)
  2,750   Tucson Ind. Dev. Au. Joint Single Family Mtge. Rev., Ser. 2006 B,
          (LOC: Government National Mortgage Association), 4.90%, due 8/3/07            VMIG1             2,767

CALIFORNIA (0.2%)
  1,000   California Hlth. Fac. Fin. Au. Rev. Muni. Sec. Trust Receipts, Ser. 1998,
          (FSA Insured), 3.63%, due 11/1/06                                             VMIG1             1,000&&&p
    900   California St. Muni. Sec. Trust Receipts G.O., Ser. 2006, Class A,
          (FGIC Insured), 3.58%, due 11/2/06                                                     A-1+       900&&&x
                                                                                                          1,900

COLORADO (2.4%)
  6,250   Colorado Ed. & Cultural Fac. Au. Rev. (Linfield Christian Sch. Proj.),
          Ser. 2005, (LOC: Evangelical Christian), 3.60%, due 11/2/06                            A-1+     6,250&&&[1]o
  5,000   Denver City & Co. Arpt. Rev., Sub. Ser. 2005 C-2, (CIFG Insured),
          3.63%, due 11/1/06                                                            VMIG1     A-1     5,000&&&v
  1,800   Denver City & Co. Arpt. Rev. Muni. Sec. Trust Receipts Rev., Ser. 1996,
          (MBIA Insured), 3.63%, due 11/1/06                                                     A-1+     1,800&&&x
  5,440   Summit Co. Sch. Dist. G.O., Ser. 2004, (FSA Insured), 3.60%, due 11/2/06      VMIG1             5,440&&&h
                                                                                                         18,490

CONNECTICUT (0.1%)
  1,115   Winchester BANS, Ser. 2005, 4.00%, due 11/16/06                                                 1,115

DELAWARE (0.6%)
  4,855   Wilmington G.O., Ser. 2006 B, (FGIC Insured), 3.63%, due 11/2/06              VMIG1    A-1+     4,855&&&b

DISTRICT OF COLUMBIA (2.8%)
  1,300   District of Columbia Rev. (Institute for Int'l. Econ. Issue), Ser. 2000,
          (LOC: SunTrust Bank), 3.57%, due 11/1/06                                      VMIG1             1,300&&&[1]
  1,055   District of Columbia Rev. (St. Patrick's Episcopal Church), Ser. 2000,
          (LOC: SunTrust Bank), 3.57%, due 11/1/06                                      VMIG1             1,055&&&[1]
  9,505   District of Columbia Wtr. & Swr. Au. Pub. Util. Rev., Ser. 1999,
          (FSA Insured), 3.60%, due 11/2/06                                                      A-1+     9,505&&&g
  4,440   Metro. Washington Arpt. Au. Sys. Ref. Rev., Ser. 2002 C, (FSA Insured),
          3.63%, due 11/1/06                                                            VMIG1    A-1+     4,440&&&l
  5,660   Metro. Washington Arpt. Au. Sys. Ref. Rev., Ser. 2006 D, (FSA Insured),
          3.63%, due 11/2/06                                                                              5,660&&&n
                                                                                                         21,960
See Notes to Schedule of Investments

PRINCIPAL AMOUNT                          SECURITY @                                     RATING @@**        VALUE (+)
(000's OMITTED)                                                                         MOODY'S    S&P    (000's OMITTED)

FLORIDA (2.9%)
$6,235   Broward Co. Sch. Board Cert. Partner, Ser. 2006 DB-199, (FSA Insured),
         3.59%, due 11/1/06                                                                               $ 6,235&&&k
 6,720   Florida Hsg. Fin. Corp. Rev. (Merlots), Ser. 2006 B17, (LOC: Government
         National Mortgage Association), 3.65%, due 11/1/06                                        A-1+     6,720&&&z
 6,900   Miami-Dade Co. Aviation Rev. (Floaters), Ser. 2006, (CIFG Insured),
         3.63%, due 11/2/06                                                              VMIG1              6,900&&&v
 1,200   Miami-Dade Co. Sch. Board CTFS Partner, Ser. 2003, (FGIC Insured),
         3.60%, due 11/2/06                                                              VMIG1              1,200&&&h
 1,000   St. Lucie Co. Solid Waste Disp. Ref. Rev. (Florida Pwr. & Light Co. Proj.),
         Ser. 2003, 3.70%, due 11/1/06                                                   VMIG1              1,000&&&[1]
                                                                                                           22,055

GEORGIA (3.6%)
 2,980   Atlanta Arpt. Rev. (Merlots), Ser. 2004 C14, (FSA Insured), 3.65%,
         due 11/1/06                                                                     VMIG1              2,980&&&z
 4,125   Atlanta Urban Residential Fin. Au. Multi-Family Hsg. Rev. (Capitol
         Gateway Apts.), Ser. 2005, (LOC: Bank of America), 3.67%, due 11/2/06                     A-1+     4,125&&&[1]
   500   De Kalb Co. Hsg. Au. Multi-Family Hsg. Ref. Rev. (Wood Hills Apt. Proj.),
         Ser. 1988, (LOC: Fleet National Bank), 3.63%, due 11/1/06                                 A-1+       500&&&[1]
 2,165   Fulton Co. Dev. Au. Rev. (Arthritis Foundation, Inc. Proj.), Ser. 1996,
         (LOC: SunTrust Bank), 3.57%, due 11/1/06                                                           2,165&&&[1]
 3,100   Georgia St. Hsg. & Fin. Au. Rev. (Merlots), Ser. 2006 B11,
         (LOC: Wachovia Bank & Trust Co.), 3.65%, due 11/1/06                                      A-1+     3,100&&&
 5,000   Gwinnett Co. Hsg. Au. Multi-Family Hsg. Ref. Rev. (Palisades Apts. Proj.),
         Ser. 2006, (LOC: SunTrust Bank), 3.62%, due 11/2/06                             VMIG1              5,000&&&[1]
 2,000   Kennesaw Dev. Au. Multi-Family Hsg. Rev. (Walton Ridenour Apts. Proj.),
         Ser. 2004, (LOC: SunTrust Bank), 3.61%, due 11/1/06                             VMIG1              2,000&&&[1]
 3,500   Laurens Co. Dev. Au. Solid Waste Disp. Rev. (Southeast Paper Mfg.
         Co. Proj.), Ser. 1997, (LOC: Toronto Dominion Bank), 3.62%, due 11/2/06                            3,500&&&[1]
 4,400   Savannah Econ. Dev. Au. Exempt Fac. Rev. (Home Depot Proj.),
         Ser 1995 A, 3.62%, due 11/1/06                                                   P-1      A-1+     4,400&&&[1]
                                                                                                           27,770

HAWAII (1.1%)
 8,790   Hawaii St. G.O., Ser. 2005, (AMBAC Insured), 3.60%, due 11/1/06                                    8,790&&&u

ILLINOIS (4.3%)
 2,350   Chicago Enterprise Zone Rev. (J & A LLC Proj.), Ser. 2002,
         (LOC: Charter One Bank), 3.70%, due 11/2/06                                                        2,350&&&
 2,317   Chicago Ref. G.O., Ser. 2005, (MBIA Insured), 3.60%, due 11/2/06                                   2,317&&&v
 2,100   Chicago Tender Notes G.O., Ser. 2005, (LOC: Bank of America), 3.37%,
         due 2/2/07 Putable 12/7/06                                                      VMIG1    SP-1+     2,100
 2,000   Illinois Dev. Fin. Au. Rev. (North Shore Co. Day Sch. Proj.), Ser. 2003,
         (LOC: Northern Trust Co.), 3.58%, due 11/1/06                                   VMIG1              2,000&&&[1]
 1,000   Illinois Dev. Fin. Au. Solid Waste Disp. Rev. (Waste Management
         Inc. Proj.), Ser. 2003, (LOC: Wachovia Bank & Trust Co.), 3.62%, due 11/2/06              A-1+     1,000&&&[1]
 4,000   Illinois Fin. Au. Rev. (Reliable Materials Proj.), Ser. 2006,
         (LOC: Marshall & Ilsley), 3.62%, due 11/1/06                                              A-1      4,000&&&[1]&&
 2,850   Illinois Hlth. Fac. Au. Rev. (Advocate Hlth. Care Network), Ser. 2003 A,
         3.85%, due 11/15/22 Putable 7/6/07                                              VMIG1     A-1+     2,850[1]
 4,100   Illinois Hsg. Dev. Au. Multi-Family Rev. (Galesburg Towers), Ser. 2005,
         (LOC: Harris Trust & Savings), 3.63%, due 11/2/06                                         A-1+     4,100&&&[1]
 3,685   Illinois St. G.O., Ser. 2004, (MBIA Insured), 3.60%, due 11/2/06                VMIG1              3,685&&&h
 9,000   Will Co. Solid Waste Disp. Rev. (BASF Corp. Proj.), Ser. 1997, 3.76%,
         due 11/1/06                                                                      P-1               9,000&&&[1]
                                                                                                           33,402
See Notes to Schedule of Investments

PRINCIPAL AMOUNT                          SECURITY @                                RATING @@**        VALUE (+)
(000's OMITTED)                                                                    MOODY'S    S&P   (000's OMITTED)

INDIANA (6.9%)
$2,670   Anderson Econ. Dev. Rev. (Gateway Village Proj.), Ser. 1996,
         (LOC: Federal Home Loan Bank), 3.66%, due 11/2/06                          VMIG1            $ 2,670&&&
 1,000   Angola Ed. Fac. Rev. (Tri-State Univ. Proj.), Ser. 2006.
         (LOC: Fifth Third Bank), 3.58%, due 11/3/06                                                   1,000&&&[1]
 2,200   Decatur Township Marion Co. Multi-Sch. Bldg. Corp. BANS, Ser. 2006,
         4.00%, due 12/29/06                                                                           2,201
 2,300   East Porter Co. Sch. Bldg. Corp. Ind. Rev., Ser. 2005, (MBIA Insured),
         3.59%, due 11/2/06                                                                  A-1+      2,300&&&k
 3,600   Elkhart Co. Ind. Econ. Dev. Rev. (Carriage Inc. Proj.), Ser. 2006,
         (LOC: National City Bank), 3.70%, due 11/2/06                                                 3,600&&&
 1,915   GCS Sch. Bldg. Corp. One Ind. Rev., Ser. 2005, (FSA Insured),
         3.61%, due 11/2/06                                                                   A-1      1,915&&&u
 2,500   Gibson Co. PCR (Toyota Motor Mfg. Proj.), Ser. 1997, 3.62%,
         due 11/1/06                                                                         A-1+      2,500&&&[1]
 6,000   Gibson Co. PCR (Toyota Motor Mfg. Proj.), Ser. 2001 B, 3.62%,
         due 11/1/06                                                                 P-1     A-1+      6,000&&&[1]
 6,010   Greencastle Ind. Dev. Rev. (Crown Equip. Corp. Proj.), Ser. 1996,
         (LOC: Key Bank), 3.65%, due 11/2/06                                                           6,010&&&[1]
 2,735   Hammond Econ. Dev. Rev. (Annex at Douglas Pointe), Ser. 1996 A,
         (LOC: Federal Home Loan Bank), 3.66%, due 11/2/06                          VMIG1              2,735&&&
 5,875   Indiana Bond Bank Rev., Ser. 2002, (MBIA Insured), 3.60%, due 11/2/06                A-1      5,875&&&v
 2,400   Indiana St. Dev. Fin. Au. IDR (TTP, Inc. Proj.), Ser. 2001,
         (LOC: LaSalle National Bank), 3.64%, due 11/2/06                                     A-1      2,400&&&[1]
 4,800   Noblesville Econ. Dev. Rev. (Greystone Apts. Proj.), Ser. 2006 A,
         (LOC: LaSalle National Bank), 3.64%, due 11/2/06                                     A-1      4,800&&&[1]
 2,000   North Central Campus Bldg. Corp. BANS, Ser. 2006, 4.25%,
         due 12/29/06                                                                                  2,002
 2,000   Tippecanoe Sch. Corp. Temporary Loan Warrants, Ser. 2006, 3.75%,
         due 12/29/06                                                                                  2,001
 5,495   Zionsville Comm. Sch. Bldg. Corp. Rev., Ser. 2005, (FSA Insured),
         3.60%, due 11/2/06                                                                   A-1      5,495&&&p
                                                                                                      53,504

IOWA (1.3%)
 5,000   Davenport Comm. Sch. Dist. Anticipatory Warrants, Ser. 2006,
         4.50%, due 6/29/07                                                                            5,023
   425   Iowa Fin. Au. Hlth. Care Fac. Rev. (Care Initiatives Proj.), Ser. 2002,
         (LOC: KBC Bank N.V.), 3.69%, due 11/1/06                                   VMIG1                425&&&[1]
 1,250   Iowa Fin. Au. Private College Rev. (Morningside College Proj.),
         Ser. 2001, (LOC: Firstar Bank N.A.), 3.69%, due 11/1/06                             A-1+      1,250&&&[1]
 1,500   Iowa Fin. Au. Single-Family Rev., Ser. 2005 E, (LOC: Government
         National Mortgage Association), 3.62%, due 11/2/06                         VMIG1    A-1+      1,500&&&f
 1,500   Iowa St. Sch. Cash Anticipation Prog. Warrant Cert., Ser. 2006 B,
         (FSA Insured), 4.50%, due 1/26/07                                           MIG1              1,504
                                                                                                       9,702

KANSAS (1.1%)
 8,300   Wyandotte Co. & Kansas City Unified Gov't. G.O., Ser. 2006 I,
         3.73%, due 4/1/07                                                           MIG1              8,300

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                          SECURITY @                                  RATING @@**        VALUE (+)
(000's OMITTED)                                                                     MOODY'S    S&P   (000's OMITTED)

KENTUCKY (2.9%)
$3,220   Boone Co. Ind. Bldg. Rev. (Bonfiglioli USA Inc. Proj.), Ser. 2006,
         (LOC: Fifth Third Bank), 3.65%, due 11/3/06                                                  $ 3,220&&&[1]
 1,630   Georgetown Ind. Bldg. Rev. (Georgetown College Proj.), Ser. 2006,
         (LOC: Fifth Third Bank), 3.56%, due 11/3/06                                 VMIG1              1,630&&&[1]
 2,700   Graves Co. Solid Waste Disp. Rev. (Waste Management LLC Proj.),
         Ser. 2003, (LOC: Wachocia Bank & Trust Co.), 3.65%, due 11/2/06                      A-1+      2,700&&&[1]
   670   Jefferson Co. Retirement Home Rev. (Nazareth Library Proj.), Ser. 1999,
         (LOC: Fifth Third Bank), 3.58%, due 11/3/06                                                      670&&&[1]
 4,995   Kentucky Hsg. Corp. Hsg. Rev., Ser. 2006, (LOC: Merrill Lynch
         Capital Markets), 3.63%, due 11/2/06                                                  A-1      4,995&&&
 2,200   Kentucky Rural Wtr. Fin. Corp. Pub. Proj. Rev. (Construction Notes),
         Ser. 2006 A-1, 3.63%, due 4/1/09 Putable 4/2/07                              MIG1              2,200
   300   Louisville & Jefferson Co. Reg. Arpt. Au. Spec. Fac. Rev. (UPS Worldwide
         Forwarding Inc. Proj.), Ser. 1999 B, 3.66%, due 11/1/06                     VMIG1    A-1+        300&&&[1]
 5,000   Minor Lane Heights Solid Waste Disp. Rev. (Waste Management LLC
         Proj.), Ser. 2003. (LOC: Wachovia Bank & Trust Co.), 3.65%, due 11/2/06              A-1+      5,000&&&[1]
 1,450   Ohio Co. Solid Waste Disp. Rev. (Waste Management LLC Proj.),
         Ser. 2003, (LOC: Wachovia Bank & Trust Co.), 3.65%, due 11/2/06                      A-1+      1,450&&&[1]
                                                                                                       22,165

LOUISIANA (0.9%)
 7,000   Ascension Parish Rev. (BASF Corp. Proj.), Ser. 1997, 3.81%, due 11/1/06      P-1               7,000&&&[1]

MAINE (2.4%)
 3,500   Maine St. Hsg. Au. Mtge. Purchase Rev., Ser. 2003 E-2,
         (AMBAC Insured), 3.63%, due 11/2/06                                         VMIG1    A-1+      3,500&&&l
 4,800   Maine St. Hsg. Au. Mtge. Purchase Rev., Ser. 2004 B-3,
         (LOC: State Street Bank), 3.59%, due 11/2/06                                VMIG1    A-1+      4,800&&&
 5,000   Maine St. Hsg. Au. Mtge. Purchase Rev., Ser. 2004 B-3,
         (LOC: State Street Bank), 3.59%, due 11/2/06                                VMIG1    A-1+      5,000&&&
 5,000   Maine St. Hsg. Au. Mtge. Purchase Rev., Ser. 2004 C-3,
         (LOC: State Street Bank), 3.63%, due 11/2/06                                VMIG1    A-1+      5,000&&&
                                                                                                       18,300

MARYLAND (0.4%)
 3,000   Maryland St. Comm. Dev. Admin. Dept. Hsg. & Comm. Dev.
         Residential Rev., Ser. 2006 D, 3.40%, due 3/7/07                             MIG1              3,000

MASSACHUSETTS (3.5%)
 1,300   Massachusetts Bay Trans. Au. Rev., Ser. 2006, (LOC: Citibank, N.A.),
         3.60%, due 11/2/06                                                          VMIG1              1,300&&&
 1,400   Massachusetts St. Dev. Fin. Agcy. Rev. (Boston College High Sch.),
         Ser. 2006, (LOC: Citizens Bank), 3.60%, due 11/1/06                         VMIG1              1,400&&&[1]
 1,100   Massachusetts St. Dev. Fin. Agcy. Rev. (Scandinavian Living Ctr.),
         Ser. 1998, (LOC: Sovereign Bank), 3.56%, due 11/2/06                                           1,100&&&[1]m
 1,200   Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (Falmouth Assisted Living),
         Ser. 1995 A, (LOC: Fleet National Bank), 3.63%, due 11/2/06                 VMIG1              1,200&&&[1]
   125   Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (Sherrill House),
         Ser. 2002 A-1, (LOC: Sovereign Bank), 3.58%, due 11/2/06                             A-1+        125&&&[1]i
 1,000   Massachusetts St. Turnpike Au. Metro. Hwy. Sys. Rev. (Floaters),
         Ser. 2000, (MBIA Insured), 3.59%, due 11/2/06                               VMIG1              1,000&&&v
 3,000   Montachusett Reg. Trans. Au. RANS, Ser. 2006, 4.50%, due 6/15/07                               3,011
 9,700   New Bedford BANS, Ser. 2006, 4.00%, due 2/16/07                              MIG1              9,714
 1,900   Southeastern Reg. Trans. Au. RANS, Ser. 2006, 3.85%, due 9/7/07                                1,902
 6,000   Worcester Reg. Trans. Au. G.O. RANS, Ser. 2006, 4.25%, due 6/29/07                             6,010
                                                                                                       26,762
See Notes to Schedule of Investments

PRINCIPAL AMOUNT                          SECURITY @                                     RATING @@**         VALUE (+)
(000's OMITTED)                                                                         MOODY'S    S&P   (000's OMITTED)

MICHIGAN (2.0%)
$ 4,160   Michigan Higher Ed. Std. Loan Au. Ref. Rev., Ser. 1988, (AMBAC Insured),
          3.62%, due 11/1/06                                                             VMIG1     A-1   $ 4,160&&&r
  2,745   Michigan St. Bldg. Au. Rev. (Floaters), Ser. 2006, (FGIC Insured),
          3.60%, due 11/2/06                                                                               2,745&&&n
  1,670   Michigan St. Hosp. Fin. Au. Rev., Ser. 2006, (LOC: Citibank, N.A.),
          3.60%, due 11/2/06                                                             VMIG1             1,670&&&
  1,000   Michigan St. Hsg. Dev. Au. Ltd. Oblig. Rev. (JAS Non-Profit Hsg. Corp. IV),
          Ser. 2000, (LOC: Bank One Michigan), 3.66%, due 11/2/06                                 A-1+     1,000&&&[1]
  1,900   Michigan St. Job. Dev. Au. IDR (Kentwood Residence Assoc. Proj.),
          Ser. 1984, (LOC: Wells Fargo & Co.), 3.60%, due 11/1/06                                 A-1+     1,900&&&
  3,000   Michigan St. Strategic Fund Ltd. Oblig. Rev. (Behr Sys., Inc. Proj.),
          Ser. 2001, (LOC: National City Bank), 3.70%, due 11/2/06                                         3,000&&&[1]
  1,075   Wayne Co. Arpt. Au. Rev., Ser. 2006, (MBIA Insured), 3.63%, due 11/2/06        VMIG1             1,075&&&v
                                                                                                          15,550

MINNESOTA (1.5%)
  1,340   Mankato Rev. (Bethany Lutheran College), Ser. 2000 B,
          (LOC: Wells Fargo & Co.), 3.69%, due 11/1/06                                            A-1+     1,340&&&[1]
  5,800   Minnesota St. HFA Residential Hsg. Rev., Ser. 2003 J,
          (LOC: Lloyd's Bank), 3.63%, due 11/2/06                                        VMIG1    A-1+     5,800&&&
  4,400   Minnesota St. HFA Residential Hsg. Rev., Ser. 2005 C,
          (LOC: Lloyd's Bank), 3.63%, due 11/2/06                                        VMIG1    A-1+     4,400&&&
                                                                                                          11,540

MISSISSIPPI (0.6%)
  5,000   Mississippi Bus. Fin. Corp. IDR (VC Reg. Assembly & Mfg. Proj.),
          Ser. 2003, (LOC: JP Morgan Chase), 3.63%, due 11/1/06                                   A-1+     5,000&&&[1]

MISSOURI (1.2%)
  2,100   Independence Ind. Dev. Au. Multi-Family Hsg. Ref. Rev.
          (The Mansions Proj.), Ser. 2005, (LOC: Freddie Mac), 3.59%, due 11/2/06        VMIG1             2,100&&&[1]
  4,000   Missouri Higher Ed. Loan Au. Std. Loan Rev., Ser. 2005 E,
          (MBIA Insured), 3.66%, due 11/2/06                                             VMIG1    A-1+     4,000&&&j
    590   Missouri St. Hlth. & Ed. Fac. Au. Ed. Fac. Rev. (Drury College),
          Ser. 1999, (LOC: Bank of America), 3.69%, due 11/1/06                          VMIG1               590&&&[1]
    200   Missouri St. Hlth. & Ed. Fac. Au. Ed. Fac. Rev. (St. Louis Univ.),
          Ser. 1999 B, (LOC: Bank of America), 3.67%, due 11/1/06                        VMIG1    A-1+       200&&&[1]
  1,230   Missouri St. Hlth. & Ed. Fac. Au. Hlth. Fac. Rev. (Bethesda Hlth.
          Group, Inc.), Ser. 2004, (LOC: U.S. Bank), 3.69%, due 11/1/06                  VMIG1             1,230&&&[1]
  1,500   Missouri St. Pub. Utils. Commission Rev. (Interim Construction Notes),
          Ser. 2006, 4.50%, due 9/15/07                                                   MIG1             1,511
                                                                                                           9,631

NEBRASKA (0.8%)
  1,125   Nebhelp Inc. Rev. (Std. Loan Prog.), Ser. 1986 A, (MBIA Insured),
          3.68%, due 11/1/06                                                             VMIG1    A-1+     1,125&&&!t
  4,945   Scotts Bluff Co. Hosp. Au. Number 1 Hosp. Ref. Rev.
          (Reg. West Med. Ctr.), Ser. 2005, (Radian Insured), 3.60%, due 11/2/06         VMIG1             4,945&&&[1]q
                                                                                                           6,070

NEVADA (4.0%)
  2,185   Clark Co. IDR (Floaters), Ser. 2006, (AMBAC Insured), 3.63%, due 11/2/06       VMIG1             2,185&&&v
  2,000   Nevada Hsg. Div. Multi-Unit Hsg. (Mesquite), Ser. 1996 B,
          (LOC: U.S. Bank), 3.63%, due 11/1/06                                           VMIG1             2,000&&&
 12,710   Nevada Hsg. Div. Multi-Unit Hsg. (Silverado Ranch), Ser. 1999
          A, (LOC: Fannie Mae), 3.59%, due 11/2/06                                                A-1+    12,710&&&[1]
 14,000   Nevada Hsg. Div. Multi-Unit Rev. (Southwest Villiage), Ser. 2005,
          (LOC: Fannie Mae), 3.59%, due 11/2/06                                                   A-1+    14,000&&&[1]
                                                                                                          30,895
See Notes to Schedule of Investments

PRINCIPAL AMOUNT                             SECURITY @                                  RATING @@**        VALUE +

(000's OMITTED)                                                                        MOODY'S    S&P   (000's OMITTED)

NEW HAMPSHIRE (1.7%)
$3,500   Merrimack Co. TANS, Ser. 2006, 3.90%, due 12/28/06                                              $ 3,501
 4,200   New Hampshire St. Bus. Fin. Au. Rev. (Taylor Home), Ser. 2005 B,
         (LOC: TD Banknorth N.A.), 3.60%, due 11/2/06                                   VMIG1              4,200&&&[1]
 2,845   New Hampshire St. Bus. Fin. Au. Rev. (Valley Reg. Hosp.), Ser. 2003,
         (LOC: Sovereign Bank), 3.59%, due 11/2/06                                               A-1+      2,845&&&[1]c
 3,000   New Hampshire St. Hsg. Fin. Au. Multi-Family Rev., Ser. 2006,
         (LOC: Merrill Lynch Capital Markets), 3.63%, due 11/2/06                       VMIG1              3,000&&&
                                                                                                          13,546

NEW JERSEY (0.7%)
   710   Bernardsville BANS, Ser. 2006, 4.50%, due 5/2/07                                                    712
 3,000   Perth Amboy G.O. BANS, Ser. 2006, 4.35%, due 10/19/07                           MIG1              3,020
 1,425   Washington Township Warren Co. G.O. BANS, Ser. 2005, 4.13%, due 11/1/06                           1,425
                                                                                                           5,157

NEW MEXICO (0.4%)
 2,800   New Mexico Rev. (ABN Amro Munitops Cert. Trust), Ser. 2005,
         (AMBAC Insured), 3.60%, due 11/2/06                                                               2,800&&&!a

NEW YORK (7.3%)
 6,000   Gloversville Sch. Dist. G.O. BANS, Ser. 2006, 3.74%, due 9/27/07                                  6,003
 6,400   Greater Southern Tier Board Coop. Ed. Svcs. Sole Supervisory Dist.
         G.O. RANS, Ser. 2006, 3.75%, due 6/29/07                                                          6,403
 3,000   Jamestown Sch. Dist. G.O. BANS, Ser. 2006, 4.50%, due 5/23/07                                     3,012
 1,235   Minisink Valley Central Sch. Dist. G.O. BANS, Ser. 2005, 4.38%, due 12/8/06                       1,236
 2,395   New York City G.O., Ser. 2005, (LOC: Merrill Lynch Capital Markets),
         3.59%, due 11/2/06                                                                       A-1      2,395&&&
 5,000   New York City Hsg. Dev. Corp. Multi-Family Rental Hsg. Rev.
         (Progress of Peoples Dev.), Ser. 2005 A, (LOC: Fannie Mae),
         3.62%, due 11/1/06                                                                      A-1+      5,000&&&
 1,900   New York City Muni. Wtr. Fin. Au. Rev., Ser. 2001, (LOC: Merrill Lynch
         Capital Markets), 3.61%, due 11/2/06                                                     A-1      1,900&&&
 2,000   New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev., Ser. 2005,
         (LOC: Merrill Lynch Capital Markets), 3.59%, due 11/2/06                                          2,000&&&
 3,500   New York St. Dorm. Au. Rev., Ser. 2005, (FGIC Insured), 3.59%,
         due 11/2/06                                                                    VMIG1              3,500&&&g
 2,000   New York St. Energy Research & Dev. Au. Fac. Rev.
         (Con Edison Co. of New York), Ser. 2005 A-2, (LOC: Wachovia Bank &
         Trust Co.), 3.56%, due 11/1/06                                                 VMIG1    A-1+      2,000&&&[1]
 7,000   New York St. HFA (Capitol Green Apts.), Ser. 2006 A, (LOC: Fannie Mae),
         3.58%, due 11/1/06                                                             VMIG1              7,000&&&
 2,000   New York St. HFA Rev. (East 39 St. Hsg.), Ser. 2000 A, (LOC: Fannie Mae),
         3.60%, due 11/1/06                                                             VMIG1              2,000&&&
 1,300   New York St. HFA Rev. (North End Avenue Hsg.), Ser. 2004 A,
         (LOC: Landesbank Hessen-Thueringen Girozentrale), 3.56%, due 11/1/06           VMIG1              1,300&&&
 3,400   New York St. HFA Rev. (North St.), Ser. 2002, (LOC: Fannie Mae),
         3.60%, due 11/1/06                                                             VMIG1              3,400&&&
 2,500   New York St. Mtge. Agcy. Rev., Ser. 2005, (LOC: Dexia Credit Locale
         de France), 3.56%, due 11/1/06                                                 VMIG1              2,500&&&
 2,390   New York St. Thruway Au. Gen. Rev. (Putters), Ser. 2005, (FSA Insured),
         3.60%, due 11/2/06                                                             VMIG1              2,390&&&p
 4,110   Utica IDA Civic Fac. Rev. (Utica College Proj.), Ser. 2005 A,
         (LOC: Citizens Bank), 3.57%, due 11/2/06                                       VMIG1              4,110&&&[1]
                                                                                                          56,149
See Notes to Schedule of Investments

PRINCIPAL AMOUNT                          SECURITY @                                  RATING @@**        VALUE (+)
(000's OMITTED)                                                                     MOODY'S    S&P   (000's OMITTED)

NORTH CAROLINA (1.3%)
$ 4,200   North Carolina HFA (Merlots), Ser. 2006 B12, (LOC: Wachovia Bank &
          Trust Co.), 3.65%, due 11/1/06                                             VMIG1            $ 4,200&&&
  6,000   Raleigh Durham Arpt. Au. Rev., Ser. 2006 D, (LOC: Depfa Bank),
          3.60%, due 11/1/06                                                         VMIG1              6,000&&&
                                                                                                       10,200

NORTH DAKOTA (1.3%)
  3,955   North Dakota St. HFA Home Mtge. Fin. Rev. (Hsg. Fin. Prog.),
          Ser. 2003 A, (LOC: KBC Bank N.V.), 3.63%, due 11/1/06                      VMIG1              3,955&&&
  3,340   North Dakota St. HFA Home Mtge. Fin. Rev. (Hsg. Fin. Prog.),
          Ser. 2003 A, (LOC: KBC Bank N.V.), 3.63%, due 11/1/06                      VMIG1              3,340&&&
  3,000   North Dakota St. HFA Home Mtge. Fin. Rev. (Hsg. Fin. Prog.),
          Ser. 2003 B, (LOC: KBC Bank N.V.), 3.63%, due 11/1/06                      VMIG1              3,000&&&
                                                                                                       10,295

OHIO (3.2%)
  1,000   American Muni. Pwr. (Ohio Inc. BANS), Ser. 2005, 3.35%, due 11/2/06                           1,000
  1,800   American Muni. Pwr. BANS (Lodi Village Proj.), Ser. 2006,
          3.60%, due 3/15/07                                                                            1,800
  2,339   American Muni. Pwr. Inc. G.O. BANS, Ser. 2006, 3.80%, due 8/16/07                             2,339
  1,000   Butler Co. G.O. BANS, Ser. 2006 C, 4.50%, due 9/20/07                      MIG1               1,008
  1,755   Clark Co. BANS, Ser. 2006, 4.00%, due 5/10/07                                                 1,757
  3,945   Hamilton Co. Hlth. Care Fac. Rev. (Sisters of Charity Sr. Care),
          Ser. 2002, (LOC: Fifth Third Bank), 3.62%, due 11/2/06                                        3,945&&&[1]
  6,000   Ironton City Sch. Dist. G.O. BANS, Ser. 2006, 4.75%, due 1/25/07                              6,011
  2,275   New Albany Comm. Au. Multi-Purp. Infrastructure Imp. Ref. Rev.,
          Ser. 2004 C, (LOC: Key Bank), 3.62%, due 11/2/06                           VMIG1              2,275&&&
  2,325   Ohio St. Wtr. Dev. Au. Rev., Ser. 2005, (LOC: Rabobank Nederland),
          3.60%, due 11/2/06                                                                  A-1+      2,325&&&
  2,253   Wood Co. IDR (Reclamation Technologies), Ser. 2006,
          (LOC: National City Bank), 3.70%, due 11/2/06                                                 2,253&&&[1]
                                                                                                       24,713

OKLAHOMA (1.8%)
  3,875   Oklahoma HFA Single Family Rev., Ser. 2001,
          (LOC: Merrill Lynch  Capital Markets), 3.63%, due 11/2/06                  VMIG1              3,875&&&
 10,000   Tulsa Co. Ind. Au. Cap. Imp. Rev., Ser. 2003 A, (LOC: Bank of America),
          3.70%, due 5/15/17 Putable 12/04/06                                                 A-1+     10,000
                                                                                                       13,875

OREGON (3.0%)
  8,000   Oregon St. Homeowner Rev., Ser. 2006, (LOC: Merrill Lynch
          Capital Markets), 3.63%, due 11/2/06                                       VMIG1              8,000&&&
 10,000   Oregon St. Hsg. & Comm. Svc. Dept. Mtge. Rev., Ser. 2006 C,
          (LOC: State Street Bank), 3.59%, due 11/2/06                               VMIG1             10,000&&&
  5,000   Oregon St. Hsg. & Comm. Svcs. Dept. Mtge. Rev. (Single Family
          Mtge. Prog.), Ser. 2004 L, (LOC: State Street Bank), 3.61%, due 11/1/06    VMIG1              5,000&&&
                                                                                                       23,000
See Notes to Schedule of Investments

PRINCIPAL AMOUNT                          SECURITY @                                  RATING @@**        VALUE (+)
(000's OMITTED)                                                                     MOODY'S    S&P   (000's OMITTED)

PENNSYLVANIA (6.4%)
$ 1,400   Allegheny Co. Ind. Dev. Au. Rev. (Pittsburgh Theological Seminary
          at the Presbyterian Church), Ser. 2001, (LOC: Citizens Bank), 3.82%,
          due 8/1/31 Putable 8/1/07                                                  VMIG1            $ 1,400[1]
  1,000   Allegheny Co. Residential Fin. Au. Single Family Mtge. Rev.,
          Ser. 2004 PP, (LOC: Government National Mortgage Association),
          3.63%, due 11/2/06                                                         VMIG1              1,000&&&w
  1,000   Berks Co. Ind. Dev. Au. Rev. (Mfg. Facs. Ram. Ind. Proj.), Ser. 1996,
          (LOC: PNC Bank), 3.65%, due 11/1/06                                                           1,000&&&[1]
  4,850   Blair Co. Ind. Dev. Au. Rev. (NCP Inc. Proj.), Ser. 2002,
          (LOC: PNC Bank), 3.69%, due 11/2/06                                                           4,850&&&
  2,535   Bradford Co. Ind. Dev. Au. Rev. (Econ. Dev. Towanda Print), Ser. 2001,
          (LOC: PNC Bank), 3.69%, due 11/2/06                                                           2,535&&&[1]
  1,600   Cumberland Co. Muni. Au. Rev. (Dickinson College), Ser. 2000 B,
          (AMBAC Insured), 3.20%, due 11/1/24 Putable 11/1/07                        VMIG1              1,600[1]aa
  1,000   Cumberland Co. Muni. Au. Rev. (Presbyterian Homes Proj.),
          Ser. 2005 B, (Radian Insured), 4.25%, due 12/1/26 Putable 12/1/06                   A-1+      1,001z
  1,890   Lackawanna Co. Ind. Dev. Au. Rev. (Material Technology Proj.),
          Ser. 2006, (LOC: Wachovia Bank & Trust Co.), 3.72%, due 11/2/06                               1,890&&&[1]
  4,105   Lancaster Co. Hosp. Au. Rev. (Willow Valley Retirement Proj.),
          Ser. 2002 A, (Radian Insured), 3.59%, due 11/2/06                                   A-1+      4,105&&&[1]b
  4,925   Montgomery Co. Ind. Dev. Au. Rev. (RAF Pennsburg Proj.),
          Ser. 2006 A, (LOC: Wachovia Bank & Trust Co.), 3.67%, due 11/2/06          VMIG1              4,925&&&[1]
  4,000   Neshaminy Sch. Dist. G.O. TRANS, Ser. 2006, 4.75%, due 6/29/07                                4,021
  2,005   Northampton Co. Ind. Dev. Au. IDR (Losco Family Properties, LLC Proj.),
          Ser. 2005, (LOC: Wachovia Bank & Trust Co.), 3.72%, due 11/2/06                               2,005&&&[1]
  3,200   Pennsylvania Econ. Dev. Fin. Au. Econ. Dev. Rev., Ser. 1995 D7,
          3.65%, due 11/2/06                                                                            3,200&&&
    800   Pennsylvania Econ. Dev. Fin. Au. Econ. Dev. Rev., Ser. 2000 H7,
          (LOC: PNC Bank), 3.65%, due 11/2/06                                                  A-1        800&&&[1]
    400   Pennsylvania Econ. Dev. Fin. Au. Econ. Dev. Rev., Ser. 2000,
          (LOC: PNC Bank), 3.65%, due 11/2/06                                        VMIG1                400&&&[1]
  4,700   Pennsylvania Econ. Dev. Fin. Au. Econ. Dev. Rev., Ser. 2002 B5,
          (LOC: PNC Bank), 3.65%, due 11/2/06                                                  A-1      4,700&&&[1]
  1,000   Pennsylvania Econ. Dev. Fin. Au. Econ. Dev. Rev. (North American
          Communication Proj.), Ser. 2004, (LOC: PNC Bank), 3.65%, due 11/2/06                 A-1      1,000&&&[1]
  8,000   Pennsylvania Econ. Dev. Fin. Au. Exempt Fac. Rev. (Shippingport Proj.),
          Ser. 2005 A, (LOC: PNC Bank), 3.65%, due 11/1/06                           VMIG1     A-1      8,000&&&[1]
    800   Sayre Hlth. Care Fac. Au. Rev. (VHR of PA Cap. Fin. Proj.),
          Ser. 1985 M, (AMBAC Insured), 3.60%, due 11/1/06                                    A-1+        800&&&c
                                                                                                       49,232

RHODE ISLAND (0.4%)
  1,000   Rhode Island St. Std. Loan Au. Prog. Rev., Ser. 1996,
          (LOC: Dexia Credit Locale de France), 3.62%, due 11/1/06                            A-1+      1,000&&&
  2,000   Rhode Island St. Std. Loan Au. Prog. Rev., Ser. 1996,
          (LOC: Dexia Credit Locale de France), 3.62%, due 11/1/06                            A-1+      2,000&&&
                                                                                                        3,000

SOUTH CAROLINA (1.1%)
  2,000   Berkeley Co. Exempt Fac. Ind. Rev. (BP Amoco Chemical Co. Proj.),
          Ser. 1998, 3.66%, due 11/1/06                                              VMIG1    A-1+      2,000&&&[1]
  1,825   Berkeley Co. Exempt Fac. Ind. Rev. (BP Amoco Chemical Co. Proj.),
          Ser. 2003, 3.66%, due 11/1/06                                              VMIG1    A-1+      1,825&&&[1]
  1,500   Florence Co. Solid Waste Disp. & Wastewater Treatment Fac. Rev.
          (Roche Carolina, Inc. Proj.), Ser. 1997,(LOC: UBS AG),
          3.67%, due 11/1/06                                                                  A-1+      1,500&&&[1]
  1,130   Greenville Co. Sch. Dist. Installment Purchase Rev., Ser. 2006,
          (LOC: Landesbank Hessen-Thueringen Girozentrale), 3.60%, due 11/2/06                 A-1      1,130&&&
  2,000   Spartanburg Co. Sch. Dist. Number 001 BANS, Ser. 2005 B,
          5.25%, due 11/16/06                                                         MIG1              2,002
                                                                                                        8,457
See Notes to Schedule of Investments

PRINCIPAL AMOUNT                          SECURITY @                                    RATING @@**        VALUE (+)
(000's OMITTED)                                                                        MOODY'S    S&P    (000's OMITTED)

TENNESSEE (3.8%)
$ 1,440   Clarksville Pub. Bldg. Au. Rev. (Pooled Fin. Murfreesboro), Ser. 1996,
          (LOC: SunTrust Bank), 3.57%, due 11/2/06                                      VMIG1             $ 1,440&&&
  1,015   Franklin Co. Hlth. & Ed. Fac. Board Rev. (Univ. of the South Proj.),
          Ser. 1990, 3.55%, due 11/1/06                                                           A-1       1,015&&&[1]
    850   Metro. Gov't. Nashville & Davidson Co. Hlth. & Ed. Fac. Board Rev.
          (Belmont Univ. Proj.), Ser. 1997, (LOC: SunTrust Bank), 3.57%, due 11/1/06                          850&&&[1]
  4,930   Metro. Nashville Arpt. Au. Spec. Fac. Rev. (Aero Nashville LLC Proj.),
          Ser. 2006 A, (LOC: JP Morgan Chase), 3.63%, due 11/2/06                                 A-1+      4,930&&&[1]
  1,000   Sevier Co. Pub. Bldg. Au. Pub. Proj. Construction Notes, Ser. 2005 A,
          3.60%, due 10/1/07 Putable 4/2/07                                             VMIG1               1,000
  5,590   Sevier Co. Pub. Bldg. Au. Pub. Proj. Construction Notes (Taud Loan Prog.),
          Ser. 2004 A, 3.60%, due 10/1/07 Putable 4/2/07                                 MIG1               5,590
  2,890   Shelby Co. Hlth. Ed. & Hsg. Fac. Board Rev. (Flag Manor), Ser. 1995,
          (LOC: Federal Home Loan Bank), 3.66%, due 11/2/06                             VMIG1               2,890&&&
  8,000   Tennessee Energy Acquisition Corp. Gas Rev., Ser. 2006,
          (LOC: Merrill Lynch Capital Markets), 3.61%, due 11/2/06                                          8,000&&&
  3,500   Tennessee Energy Acquisition Corp. Gas Rev. (Merlots), Ser. 2006 C05,
          (LOC: Bank of New York), 3.60%, due 11/1/06                                   VMIG1               3,500&&&
                                                                                                           29,215

TEXAS (6.6%)
  2,800   Austin Arpt. Sys. Prior Lien Rev., Ser. 1995 A, (LOC: JP Morgan Chase),
          3.63%, due 11/1/06                                                             P-1      A-1+      2,800&&&
  1,800   Brazoria Co. Hlth. Fac. Dev. Corp. Hosp. Rev. (Brazosport Mem. Hosp.),
          Ser. 1999, (LOC: Chase Bank of Texas), 3.66%, due 11/2/06                     VMIG1               1,800&&&[1]
 15,000   Brazos River Harbor Navigation Dist. of Brazoria Co. Rev.
          (BASF Corp. Proj.), Ser. 1997, 3.76%, due 11/1/06                              P-1               15,000&&&[1]
  1,200   Calhoun Co. Navigation IDA Port Rev. (Formosa Plastics Corp.,
          Texas Proj.), Ser. 1994, (LOC: Bank of America), 3.63%, due 11/1/06           VMIG1               1,200&&&[1]
  3,000   Camp Co. Ind. Dev. Corp. Env. Fac. Rev. (Pilgrim's Pride Corp. Proj.),
          Ser. 1999, (LOC: Harris Trust & Savings), 3.62%, due 11/1/06                  VMIG1     A-1+      3,000&&&[1]
  3,145   Dallas Fort Worth Int'l. Arpt. Rev. (Putters), Ser. 2006,
          (LOC: JP Morgan Chase), 3.63%, due 11/2/06                                              A-1+      3,145&&&
  6,000   Gulf Coast Ind. Dev. Au. Env. Fac. Rev. (Citco Petroleum Corp. Proj.),
          Ser. 2004, (LOC: Calyon Bank), 3.69%, due 11/1/06                             VMIG1               6,000&&&[1]
    100   Gulf Coast Waste Disp. Au. Env. Fac. Rev.
          (BP Amoco Chemical Co. Proj.), Ser. 2003, 3.66%, due 11/1/06                  VMIG1     A-1+        100&&&[1]
  1,000   Gulf Coast Waste Disp. Au. Rev., Ser. 2004 A,
          (LOC: JP Morgan Chase), 3.62%, due 11/2/06                                              A-1+      1,000&&&[1]
  2,745   Houston Ind. Sch. Dist. G.O., Ser. 2005, (LOC: Morgan Stanley),
          3.60%, due 11/2/06                                                                      A-1       2,745&&&
 10,000   North Texas Higher Ed. Au., Inc. Std. Loan Rev., Ser. 2004 A,
          (LOC: Lloyd's Bank), 3.63%, due 11/1/06                                                 A-1+     10,000&&&
  1,100   Tarrant Co. Hsg. Fin. Corp. Multi-Family Ref. Rev. (Sierra Springs
          Apts. Proj.), Ser. 1999, (LOC: Fannie Mae), 3.60%, due 11/1/06                          A-1+      1,100&&&[1]
  3,000   Texas St. TRANS, Ser. 2006, 4.50%, due 8/31/07                                 MIG1    SP-1+      3,023
                                                                                                           50,913

UTAH (1.5%)
  6,000   Central Utah Wtr. Conservancy Dist. Ref., Ser. 1998 E, (AMBAC Insured),
          3.58%, due 11/1/06                                                            VMIG1     A-1+      6,000&&&s
    500   Morgan Co. Solid Waste Disp. Rev. (Holnam Inc. Proj.), Ser. 1996,
          (LOC: Wachovia Bank & Trust Co.), 3.55%, due 11/1/06                          VMIG1     A-1+        500&&&[1]
  2,300   Utah St. HFA Rev. (Merlots), Ser. 2001 A14, (LOC: Wachovia Bank &
          Trust Co.), 3.65%, due 11/1/06                                                VMIG1               2,300&&&
  2,675   Utah St. HFA Rev. (Merlots), Ser. 2001 A62, (LOC: Wachovia Bank &
          Trust Co.), 3.65%, due 11/1/06                                                VMIG1               2,675&&&
                                                                                                           11,475
See Notes to Schedule of Investments

PRINCIPAL AMOUNT                          SECURITY @                                      RATING @@**          VALUE (+)
(000's OMITTED)                                                                          MOODY'S    S&P    (000's OMITTED)

VERMONT (0.4%)
$ 3,300   Vermont Ed. & Hlth. Bldg. Fin. Agcy. Rev. (Middlebury College Proj.),
          Ser. 2002 B, 3.16%, due 11/1/32 Putable 11/1/07                                                   $  3,300&

VIRGINIA (0.9%)
    985   Virginia St. Hsg. Dev. Au. (Merlots), Ser. 2006 C, (LOC: Bank of New York),
          3.65%, due 11/1/06                                                                        A-1+         985&&&
  6,285   Virginia St. Hsg. Dev. Au. Commonwealth Mtge. (Merlots), Ser. 2006 B20,
          (LOC: Wachovia Bank & Trust Co.), 3.65%, due 11/1/06                                      A-1+       6,285&&&
                                                                                                               7,270

WASHINGTON (5.0%)
 10,975   Eclipse Funding Trust Rev. (Solar Eclipse-Port), Ser. 2006, (MBIA Insured),
          3.59%, due 11/2/06                                                                        A-1+      10,975&&&y
  2,000   King Co. BANS, Ser. 2005 B, 4.50%, due 11/1/06                                   MIG1    SP-1+       2,000
  4,622   King Co. Swr. Rev., Ser. 2005, (FSA Insured), 3.60%, due 11/2/06                                     4,622&&&v
  4,200   Seattle Hsg. Au. Rev. (High Point Proj.), Ser. 2003, (LOC: Bank of America),
          3.64%, due 11/2/06                                                              VMIG1                4,200&&&[1]
  6,365   Washington St. Hsg. Fin. Commission Multi-Family Hsg. Rev. (Eagles
          Landing Apt. Proj.), Ser. 2006 A, (LOC: Fannie Mae), 3.64%, due 11/2/06         VMIG1                6,365&&&[1]
  3,000   Washington St. Hsg. Fin. Commission Multi-Family Hsg. Rev.
          (Lake City Sr. Apts. Proj.), Ser. 2006 A, (LOC: Freddie Mac),
          3.64%, due 11/2/06                                                                        A-1+       3,000&&&[1]
  1,300   Washington St. Hsg. Fin. Commission Multi-Family Mtge. Rev. (Wandering
          Creek Proj.), Ser. 1995, (LOC: Freddie Mac), 3.66%, due 11/1/06                 VMIG1                1,300&&&
  2,250   Washington St. Hsg. Fin. Commission Multi-Family Rev. (Fairwinds
          Redmond Proj.), Ser. 2005 A, (LOC: Bank of America), 3.67%, due 11/2/06         VMIG1                2,250&&&[1]
    700   Washington St. Hsg. Fin. Commission Non-Profit Rev. (Tacoma Art
          Museum Proj.), Ser. 2002, (LOC: Northern Trust Co.), 3.69%, due 11/1/06         VMIG1                  700&&&[1]
  3,035   Washington St. Hsg. Fin. Commission Rev. (Merlots), Ser. 2002 A29,
          (LOC: Government National Mortgage Association), 3.65%, due 11/1/06             VMIG1                3,035&&&z
                                                                                                              38,447

WISCONSIN (2.2%)
  1,800   Nicolet High Sch. Dist. TRANS, Ser. 2006, 4.25%, due 10/30/07                                        1,810
  1,505   Wisconsin Hsg. & Econ. Dev. Au. Home Ownership Rev., Ser. 2004 A,
          (LOC: Westdeutsche Landesbank Girozentrale), 3.63%, due 11/1/06                 VMIG1     A-1+       1,505&&&
  5,000   Wisconsin Hsg. & Econ. Dev. Au. Home Ownership Rev., Ser. 2006 A,
          (LOC: Depfa Bank), 3.59%, due 11/2/06                                           VMIG1     A-1+       5,000&&&
  1,800   Wisconsin Sch. Dist. Cash Flow Management Prog. CTFS Partner,
          Ser. 2006 A-2, 4.50%, due 9/19/07                                                MIG1                1,814
  2,000   Wisconsin Sch. Dist. Cash Flow Management Prog. Cert. Participation,
          Ser. 2005 B-2, 4.50%, due 11/1/06                                                MIG1                2,000
    970   Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Riverview Hosp. Assoc.),
          Ser. 2001, (LOC: Firstar Bank N.A.), 3.69%, due 11/1/06                                   A-1+         970&&&[1]
  4,000   Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (St. Joseph's Comm. Hosp. Proj.),
          Ser. 2005, (LOC: Marshall & Ilsley), 3.60%, due 11/2/06                                   A-1        4,000&&&[1]
                                                                                                              17,099
   TOTAL INVESTMENTS (99.5%)                                                                                 768,966
   Cash, receivables and other assets, less liabilities (0.5%)                                                 4,184
   TOTAL NET ASSETS (100.0%)                                                                                $773,150

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS LEHMAN BROTHERS NEW YORK MUNICIPAL MONEY FUND

PRINCIPAL AMOUNT                          SECURITY @                                RATING @@**        VALUE (+)
(000's OMITTED)                                                                    MOODY'S    S&P   (000's OMITTED)

NEW YORK (98.6%)
$4,800   Albany IDA Civic Fac. Rev. (Albany Med. Ctr. Proj.), Ser. 2006 A,
         (LOC: Citizens Bank), 3.59%, due 11/2/06                                   VMIG1            $4,800&&&[1]
 3,800   Albany IDA Civic Fac. Rev. (Research Foundation of the St. Univ. of
         New York Proj.), Ser. 2002 A, 3.70%, due 11/2/06                           VMIG1             3,800&&&[1]
 3,320   Albany IDA Civic Fac. Rev. (Univ. of Albany Foundation Std. Hsg.),
         Ser. 2001 A, (AMBAC Insured), 3.62%, due 11/2/06                                     A-1     3,320&&&[1]q
 2,050   Albany IDA Civic Fac. Rev. (Univ. of Albany Foundation Std. Hsg.),
         Ser. 2001 D, (AMBAC Insured), 3.62%, due 11/2/06                                     A-1     2,050&&&[1]q
 1,650   Allegany Co. IDA Env. Fac. Ref. Rev. (Atlantic Richfield Proj.),
         Ser. 2002, 3.65%, due 11/1/06                                              VMIG1    A-1+     1,650&&&[1]
 5,075   Amherst IDA Civic Fac. Rev. (Multi-Mode-Daemen College Proj.),
         Ser. 2006 B, (Radian Insured), 3.62%, due 11/2/06                                    A-1     5,075&&&[1]d
   975   Auburn Ind. Dev. Au. IDR (Goulds Pumps Inc. Proj.), Ser. 1989,
         (LOC: Deutsche Bank), 3.80%, due 11/1/06                                                       975&&&
 1,990   Battery Park City Au. Rev., Ser. 2003, (LOC: Merrill Lynch
         Capital Markets), 3.60%, due 11/2/06                                                         1,990&&&
 1,000   Clarence Central Sch. Dist. G.O. BANS, Ser. 2006, 4.50%, due 7/5/07                          1,004
 2,400   Colonie G.O. BANS, Ser. 2006, 4.50%, due 4/5/07                                              2,408
 3,000   Corning Sch. Dist. G.O. BANS, Ser. 2006, 4.25%, due 6/29/07                                  3,009
 2,345   Genesee Co. IDA Rev. (RJ Prop. LLC Proj.), Ser. 2000,
         (LOC: JP Morgan Chase), 3.56%, due 11/1/06                                          A-1+     2,345&&&[1]
 2,405   Gloversville Sch. Dist. G.O. BANS, Ser. 2006, 3.74%, due 9/27/07                             2,406
 6,000   Greater Southern Tier Board Coop. Ed. Svcs. Sole Supervisory
         Dist. G.O. RANS, Ser. 2006, 3.75%, due 6/29/07                                               6,003
 1,130   Herkimer Co. IDA Civic Fac. Rev. (Templeton Foundation Proj.),
         Ser. 2000, (LOC: Key Bank), 3.64%, due 11/2/06                                               1,130&&&[1]
 1,900   Hilton Central Sch. Dist. G.O. RANS, Ser. 2006, 4.13%, due 6/19/07                           1,905
 2,305   Jamestown Comm. College Reg. Board Trustees RANS, Ser. 2006,
         3.75%, due 8/31/07                                                                           2,306
 1,100   Jamestown Sch. Dist. G.O. BANS, Ser. 2006, 4.50%, due 5/23/07                                1,104
 2,000   Liberty Dev. Corp. Rev., Ser. 2006, (LOC: Citibank, N.A.), 3.59%, due      VMIG1             2,000&&&
         11/2/06
 2,800   Liberty Dev. Corp. Rev. (Floaters), Ser. 2006, (LOC: Morgan Stanley),
         3.58%, due 11/2/06                                                         VMIG1             2,800&&&
 4,360   Marlboro Central Sch. Dist. G.O. BANS, Ser. 2006, 4.25%, due 12/22/06                        4,363
 1,500   Minisink Valley Central Sch. Dist. G.O. BANS, Ser. 2005, 4.38%, due                          1,501
         12/8/06
 3,115   Monroe Co. IDA Rev. (Jada Precision Proj.), Ser. 1997,
         (LOC: Bank of America), 3.56%, due 11/1/06                                          A-1+     3,115&&&[1]
 2,350   Nassau Co. IDA Civic Fac. Rev. (North Shore Hebrew Academy Proj.),
         Ser. 2005, (LOC: Sovereign Bank), 3.58%, due 11/2/06                       VMIG1             2,350&&&[1]i
 2,000   Nassau Hlth. Care Corp. Rev., Sub. Ser. 2004 C-3, (FSA Insured),
         3.55%, due 11/2/06                                                         VMIG1    A-1+     2,000&&&l
   200   New York City G.O., Ser. 1994 H-4. (AMBAC Insured), 3.50%, due 11/1/06     VMIG1    A-1+       200&&&r
   421   New York City G.O. (Floaters), Ser. 2006, (LOC: Morgan Stanley),
         3.63%, due 11/2/06                                                                   A-1       421&&&
 5,835   New York City G.O. (Floaters), Ser. 2006, (LOC: Morgan Stanley),
         3.63%, due 11/2/06                                                                   A-1     5,835&&&
 2,000   New York City Hsg. Dev. Corp. Multi-Family Mtge. Rev., Ser. 2005 A,
         (LOC: Landesbank Hessen-Thueringen Girozentrale), 3.58%, due 11/1/06                A-1+     2,000&&&[1]
 1,000   New York City Hsg. Dev. Corp. Multi-Family Mtge. Rev. (Target V.
         Apts.),
         Ser. 2006 A, (LOC: Citibank, N.A.), 3.57%, due 11/1/06                              A-1+     1,000&&&[1]
 3,200   New York City Hsg. Dev. Corp. Multi-Family Rental Hsg. Rev., Ser. 2002
         A, (LOC: Fannie Mae), 3.60%, due 11/1/06                                            A-1+     3,200&&&[1]
 4,275   New York City Hsg. Dev. Corp. Multi-Family Rental Hsg. Rev. (Progress
         of Peoples Dev.), Ser. 2005 A, (LOC: Fannie Mae), 3.62%, due 11/1/06                A-1+     4,275&&&
   800   New York City Hsg. Dev. Corp. Multi-Family Rev. (1090 Franklin Ave.),
         Ser. 2005 A, (LOC: Citibank, N.A.), 3.60%, due 11/1/06                              A-1+       800&&&[1]
 3,500   New York City IDA Civic Fac. Rev. (Ethical Culture Sch. Proj.),
         Ser. 2005 A, (LOC: Dexia Credit Locale de France), 3.60%, due 11/2/06               A-1+     3,500&&&[1]

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                          SECURITY @                                RATING @@**        VALUE (+)
(000's OMITTED)                                                                    MOODY'S    S&P   (000's OMITTED)

$7,220   New York City IDA Spec. Fac. Rev. (Korean Air Lines Co.), Ser. 1997 A,
         (LOC: HSBC Bank N.A.), 3.58%, due 11/1/06                                  VMIG1    A-1+    $ 7,220&&&[1]
 2,000   New York City Muni. Wtr. Fin. Au. Rev., Ser. 2001, (LOC: Merrill Lynch
         Capital Markets), 3.61%, due 11/2/06                                                A-1       2,000&&&
 1,000   New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev., Ser. 2001 F-1,
         (LOC: Dexia Credit Locale de France), 3.61%, due 11/1/06                   VMIG1    A-1+      1,000&&&
 1,800   New York City Transitional Fin. Au. Rev., Sub. Ser. 2002 2F, (LOC:
         Bayerische
         Landesbank), 3.62%, due 11/1/06                                            VMIG1    A-1+      1,800&&&
   200   New York City Trust Cultural Res. Rev. (Asia Society), Ser. 2000,
         (LOC: Chase Manhattan Bank), 3.50%, due 11/2/06                            VMIG1                200&&&[1]
 1,990   New York St. Dorm. Au. Rev., Ser. 2003, (FGIC Insured), 3.59%, due
         11/1/06                                                                    VMIG1              1,990&&&z
 1,800   New York St. Dorm. Au. Rev., Ser. 2005, (AMBAC Insured), 3.59%,
         due 11/2/06                                                                VMIG1              1,800&&&g
 3,700   New York St. Dorm. Au. Rev., Ser. 2005, (CIFG Insured), 3.60%, due
         11/2/06                                                                              A-1      3,700&&&u
 1,990   New York St. Dorm. Au. Rev., Ser. 2005, (FSA Insured), 3.60%, due                             1,990&&&p
         11/2/06
 3,000   New York St. Dorm. Au. Rev., Ser. 2006, (FHA Insured), 3.60%, due
         11/2/06                                                                              A-1      3,000&&&u
   100   New York St. Dorm. Au. Rev. (Metro. Museum of Art), Ser. 1993 B,
         3.50%, due 11/1/06                                                         VMIG1    A-1+        100&&&[1]
 1,100   New York St. Energy Research & Dev. Au. Elec. Fac. Rev.
         (Long Island Lighting Co.), Ser. 1997 A, (LOC: Royal Bank of Scotland),
         3.60%, due 11/1/06                                                         VMIG1              1,100&&&[1]
 2,400   New York St. HFA Rev. (521 West 42nd St. Apts.), Ser. 2004 A,
         (LOC: Key Bank), 3.57%, due 11/1/06                                        VMIG1              2,400&&&[1]
 1,200   New York St. HFA Rev. (Biltmore Tower Hsg.), Ser. 2002 A,
         (LOC: Fannie Mae), 3.60%, due 11/1/06                                      VMIG1              1,200&&&[1]
 2,000   New York St. HFA Rev. (Clinton Green South Hsg.), Ser. 2006 A,
         (LOC: Bank of America), 3.60%, due 11/1/06                                 VMIG1              2,000&&&[1]
 1,000   New York St. HFA Rev. (Worth St.), Ser. 2002, (LOC: Fannie Mae),
         3.60%, due 11/1/06                                                         VMIG1              1,000&&&
 3,090   New York St. HFA Rev. Multi-Family Hsg., Ser 1988 A, (AMBAC Insured),
         3.59%, due 11/1/06                                                         VMIG1    A-1+      3,090&&&z
 2,905   New York St. Mtge. Agcy. Rev., Ser. 2005, (LOC: JP Morgan Chase),
         3.63%, due 11/2/06                                                         VMG1               2,905&&&
 1,000   New York St. Mtge. Agcy. Rev. (Homeowner Mtge.), Ser. 2005,
         (LOC: Dexia Credit Locale de France), 3.57%, due 11/1/06                   VMIG1              1,000&&&
 1,200   New York St. Thruway Au. Gen. Rev., Ser. 2005, (FSA Insured),
         3.59%, due 11/2/06                                                         VMIG1              1,200&&&h
 2,000   New York St. Thruway Au. Hwy. & Bridge Trust Fund Rev., Ser. 2005,
         (AMBAC Insured), 3.58%, due 11/2/06                                                           2,000&&&e
 1,540   Oneida Co. IDA Civic Fac. Rev. (Mohawk Valley St. Lukes), Ser. 2006 E,
         (LOC: Bank of America), 3.58%, due 11/2/06                                 VMIG1              1,540&&&[1]
 2,000   Onondaga Co. IDA Civic Fac. Rev. (Comm. College Hsg. Dev.),
         Ser. 2005 A, (LOC: Citizens Bank), 3.59%, due 11/2/06                               A-1+      2,000&&&
 2,000   Putnam Co. IDA Civic Fac. Rev. (UTD Cerebral Palsy), Ser. 2005 A,
         (LOC: Commerce Bank N.A.), 3.65%, due 11/2/06                              VMIG1              2,000&&&[1]
 1,005   Riverhead IDA Civic Fac. Rev. (Central Suffolk Hosp. Proj.), Ser. 2006
         A, (LOC: HSBC Bank N.A.), 3.57%, due 11/2/06                               VMIG1              1,005&&&[1]
 1,200   Riverhead IDA Civic Fac. Rev. (Central Suffolk Hosp. Proj.), Ser. 2006
         B, (LOC: HSBC Bank N.A.), 3.57%, due 11/2/06                               VMIG1              1,200&&&[1]
 2,295   Riverhead IDA Civic Fac. Rev. (Central Suffolk Hosp. Proj.), Ser. 2006
         C, (LOC: HSBC Bank N.A.), 3.57%, due 11/2/06                               VMIG1              2,295&&&[1]
 5,500   Sales Tax Asset Rec. Corp., Ser. 2004 A, (AMBAC Insured), 3.60%,
         due 11/2/06                                                                         A-1+      5,500&&&g
 1,435   Suffolk Co. IDA Rev. (Target Rock Corp.), Ser. 1987,
         (LOC: Bank of America), 3.30%, due 11/7/06                                  P-1     A-1+      1,435&&&[1]
 2,000   Tompkins Co. IDA Civic Fac. Rev. (Ithaca College), Ser. 2005 B,
         (LOC: HSBC Bank N.A.), 3.57%, due 11/2/06                                  VMIG1              2,000&&&[1]
 6,550   Tonawanda Town G.O. BANS, 3.70%, due 9/10/07                                                  6,554
 1,985   Triborough Bridge & Tunnel Au. Rev. (Putters), Ser. 2002,
         (MBIA Insured), 3.60%, due 11/2/06                                                  A-1+      1,985&&&p

See Notes to Schedule of Investments

                                                       22


PRINCIPAL AMOUNT                          SECURITY @                                 RATING @@**         VALUE +
(000's OMITTED)                                                                     MOODY'S   S&P    (000's OMITTED)

$5,840   Warren & Washington Cos. IDA Civic Fac. Rev. (Glen at Hiland
         Meadows Proj.), Ser. 2000, (LOC: Sovereign Bank), 3.60%, due
         11/1/06                                                                              A-1   $  5,840&&&[1]w
 3,000   Wayne Finger Lakes Board Coop Ed. Svcs. Sole Supervisory RANS,
         4.25%, due 6/28/07                                                                            3,008
 5,000   Westchester Co. IDA Rev. (Levister Redev. Co. LLC), Ser. 2001 B,
         (LOC: Bank of New York), 3.57%, due 11/2/06                                 VMIG1             5,000&&&[1]
                                                                                                     170,697

PUERTO RICO (0.8%)
 1,425   Puerto Rico Commonwealth Hwy.  & Trans. Au. Hwy. Rev., Ser. 2002,
         (MBIA Insured), 3.56%, due 11/2/06                                          VMIG1             1,425&&&v
   TOTAL INVESTMENTS (99.4%)                                                                         172,122
   Cash, receivables and other assets, less liabilities (0.6%)                                         1,068
   TOTAL NET ASSETS (100.0%)                                                                        $173,190

See Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS

(+) Investment securities are valued at amortized cost, which approximates U.S. federal income tax cost.

@ Municipal securities held by the funds are within the two highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Service, Inc. or Standard & Poor's or, where not rated, are determined by the fund's investment manager to be of comparable quality. Approximately 84% and 80% of the municipal securities held by Lehman Brothers Municipal Money Fund ("Municipal Money") and Lehman Brothers New York Municipal Money Fund ("New York Municipal Money"), respectively, have credit enhancement features backing them, which the funds may rely on, such as letters of credit, insurance, or guarantees. Without these credit enhancement features the securities may or may not meet the quality standards of the funds. Pre-refunded bonds are supported by securities in escrow issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. The amount escrowed is sufficient to pay the periodic interest due and the principal of these bonds. Putable bonds give the funds the right to sell back the issue on the date specified.

@@ Where no rating appears from any NRSRO, the security is deemed unrated for purposes of Rule 2a-7 under the Investment Company Act of 1940, as amended. Each of these securities is an eligible security based on a comparable quality analysis performed by the fund's investment manager.

! Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A and have been deemed by the investment manager to be liquid. At October 31, 2006, these securities amounted to $3,925,000 or 0.5% of net assets for Municipal Money.

[1]  Security is guaranteed by the corporate or non-profit obligor.

&&& Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of October 31, 2006.

& All or a portion of this security was purchased on a when-issued basis. At October 31, 2006, these securities amounted to $3,300,000 for Municipal Money.

&& All or a portion of this security is segregated as collateral for when-issued purchase commitments.

**   Credit ratings are unaudited.

a Security is subject to a guarantee provided by ABN AMRO Bank NV, backing 100% of the total principal.

b Security is subject to a guarantee provided by Bank of America, backing 100% of the total principal.

c Security is subject to a guarantee provided by Bank of New York, backing 100% of the total principal.

d Security is subject to a guarantee provided by M&T Bank, backing 100% of the total principal.

e Security is subject to a guarantee provided by Svenska Handelsbank, backing 100% of the total principal.

f Security is subject to a guarantee provided by State Street Bank & Trust Co., backing 100% of the total principal.

g Security is subject to a guarantee provided by Citibank, N.A., backing 100% of the total principal.

h Security is subject to a guarantee provided by Citigroup Global Markets, backing 100% of the total principal.

i Security is subject to a guarantee provided by Comerica Bank, backing 100% of the total principal.

j Security is subject to a guarantee provided by Depfa Bank, backing 100% of the total principal.

k Security is subject to a guarantee provided by Deutsche Bank, backing 100% of the total principal.

l Security is subject to a guarantee provided by Dexia Credit Locale de France, backing 100% of the total principal.

m Security is subject to a guarantee provided by Fifth Third Bank, backing 100% of the total principal.

n Security is subject to a guarantee provided by Goldman Sachs, backing 100% of the total principal.

o Security is subject to a guarantee provided by WesCorp Credit Union, backing 100% of the total principal.

p Security is subject to a guarantee provided by JP Morgan Chase, backing 100% of the total principal.

q Security is subject to a guarantee provided by Key Bank, backing 100% of the total principal.

r Security is subject to a guarantee provided by Kredietbank, backing 100% of the total principal.

s Security is subject to a guarantee provided by Landesbank Hessen-Thueringen Girozentrale, backing 100% of the total principal.

t Security is subject to a guarantee provided by Lloyd's Bank, backing 100% of the total principal.

u Security is subject to a guarantee provided by Merrill Lynch Capital Markets, backing 100% of the total principal.

v Security is subject to a guarantee provided by Morgan Stanley, backing 100% of the total principal.

w Security is subject to a guarantee provided by PNC Bank, backing 100% of the total principal.

x Security is subject to a guarantee provided by Societe Generale, backing 100% of the total principal.

y Security is subject to a guarantee provided by U.S. Bank, backing 100% of the total principal.

z Security is subject to a guarantee provided by Wachovia Bank & Trust Co., backing 100% of the total principal.

aa Security is subject to a guarantee provided by Bank of America, backing 100% of the total principal.

STATEMENTS OF ASSETS AND LIABILITIES

(000's OMITTED EXCEPT PER SHARE AMOUNTS)

                                                                              LEHMAN BROTHERS     LEHMAN BROTHERS
                                                                                 MUNICIPAL      NEW YORK MUNICIPAL
                                                                                 MONEY FUND         MONEY FUND
ASSETS
Investments in securities, at value(*) (Note A)--see Schedule of Investments:     $768,966           $172,122
Cash                                                                                 1,080                 61
Interest receivable                                                                  5,856                994
Receivable for securities sold                                                       1,620                350
Prepaid expenses and other assets                                                        4                  1
                                                                                  --------           --------
Total Assets                                                                       777,526            173,528
                                                                                  --------           --------
LIABILITIES
Distributions payable                                                                  755                206
Payable for securities purchased                                                     3,300                 --
Payable for Fund shares redeemed                                                         7                 --
Payable to investment manager (Note B)                                                 172                 45
Payable to administrator--net (Note B)                                                  49                 32
Accrued expenses and other payables                                                     93                 55
                                                                                  --------           --------
Total Liabilities                                                                    4,376                338
                                                                                  --------           --------
Net Assets at value                                                               $773,150           $173,190
                                                                                  --------           --------
NET ASSETS CONSIST OF:
Paid-in capital                                                                   $773,135           $173,186
Undistributed net investment income (loss)                                              15                 --
Accumulated net realized gains (losses) on investments                                  --                  4
                                                                                  --------           --------
Net Assets at value                                                               $773,150           $173,190
                                                                                  --------           --------
Shares Outstanding ($.001 par value; unlimited shares authorized)                  773,209            173,186
                                                                                  --------           --------
Net Asset Value, offering and redemption price per share                          $   1.00           $   1.00
                                                                                  --------           --------
(*)Cost of investments:                                                           $768,966           $172,122
                                                                                  --------           --------

See Notes to Financial Statements

STATEMENTS OF OPERATIONS

(000's OMITTED)

                                                                                                       LEHMAN BROTHERS
                                                                         LEHMAN BROTHERS MUNICIPAL   NEW YORK MUNICIPAL
                                                                                 MONEY FUND              MONEY FUND
                                                                         -------------------------   ------------------
                                                                                                         PERIOD FROM
                                                                                                      DECEMBER 19, 2005
                                                                                                      (COMMENCEMENT OF
                                                                                 YEAR ENDED            OPERATIONS) TO
INVESTMENT INCOME                                                             OCTOBER 31, 2006        OCTOBER 31, 2006
INCOME (NOTE A):
Interest income                                                                    $27,625                 $4,649
EXPENSES:
Investment management fees (Note B)                                                  1,956                    334
Administration fees (Note B)                                                         2,197                    360
Shareholder servicing agent fees                                                       101                      9
Organization and initial offering expenses (Note A)                                     --                     51
Audit fees                                                                              36                     16
Custodian fees (Note B)                                                                265                     60
Insurance expense                                                                       26                      4
Legal fees                                                                              59                     30
Registration and filing fees                                                           263                     16
Shareholder reports                                                                     53                     20
Trustees' fees and expenses                                                             30                     24
Miscellaneous                                                                           43                      5
                                                                                   -------                 ------
Total expenses                                                                       5,029                    929
Expenses reimbursed by administrator (Note B)                                         (193)                  (123)
Management fees waived (Note B)                                                         --                    (75)
Expenses reduced by custodian fee expense offset arrangement (Note B)                  (47)                    (5)
                                                                                   -------                 ------
Total net expenses                                                                   4,789                    726
                                                                                   -------                 ------
Net investment income (loss)                                                        22,836                  3,923
                                                                                   -------                 ------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTE A)
Net realized gain (loss) on:
   Sales of investment securities of unaffiliated issuers                               16                      4
                                                                                   -------                 ------
Net gain (loss) on investments                                                          16                      4
                                                                                   -------                 ------
Net increase (decrease) in net assets resulting from operations                    $22,852                 $3,927
                                                                                   -------                 ------
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

(000'S OMITTED)
                                                                                                           LEHMAN BROTHERS
                                                                                                               NEW YORK
                                                                                                          MUNICIPAL MONEY
                                                                   LEHMAN BROTHERS MUNICIPAL MONEY FUND          FUND
                                                                   ------------------------------------   -----------------
                                                                                                             PERIOD FROM
                                                                                                          DECEMBER 19, 2005
                                                                                                          (COMMENCEMENT OF
                                                                        YEAR ENDED        YEAR ENDED        OPERATIONS) TO
                                                                    OCTOBER 31, 2006   OCTOBER 31, 2005    OCTOBER 31, 2006
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                          $    22,836         $     8,497         $   3,923
Net realized gain (loss) on investments                                        16                   5                 4
Net increase (decrease) in net assets resulting from operations            22,852               8,502             3,927

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE A):
Net investment income                                                     (22,836)             (8,497)           (3,923)

FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold                                               5,104,293           1,941,892           851,383
Proceeds from reinvestment of dividends and distributions                  10,110               1,006             1,866
Payments for shares redeemed                                           (4,928,381)         (1,781,938)         (680,063)
Net increase (decrease) from Fund share transactions                      186,022             160,960           173,186
NET INCREASE (DECREASE) IN NET ASSETS                                     186,038             160,965           173,190

NET ASSETS:
Beginning of period                                                       587,112             426,147                --
End of period                                                         $   773,150         $   587,112         $ 173,190
Undistributed net investment income (loss) at end of period           $        15         $         1         $      --

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Lehman Brothers Municipal Money Fund ("Municipal Money"), formerly Neuberger Berman Municipal Money Fund, and Lehman Brothers New York Municipal Money Fund ("New York Municipal Money") (individually a "Fund", collectively, the "Funds") are separate operating series of Neuberger Berman Income Funds (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated December 23, 1992. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Funds offer Investor Class shares. New York Municipal Money had no operations until December 19, 2005, other than matters related to its organization and registration of its shares as a series of the Trust under the 1933 Act. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

     It is the policy of the Funds to maintain a continuous net asset value per share of $1.00; each of the Funds has adopted certain investment, valuation, and dividend and distribution policies, which conform to general industry practice, to enable it to do so. However, there is no assurance each of the Funds will be able to maintain a stable net asset value per share. Each of these Funds complies with Rule 2a-7 of the 1940 Act.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations.

4 INCOME TAX INFORMATION: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of Municipal Money to continue, and the intention of New York Municipal Money, to each qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund as a whole. The Funds may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

     As determined on October 31, 2006, permanent differences resulting primarily from different book and tax accounting for distribution redesignations for Municipal Money were reclassified at year end. This reclassification had no effect on net income, net asset value or net asset value per share of the Fund.

     As determined on October 31, 2006, there were no permanent differences resulting primarily from different book and tax accounting for New York Municipal Money.

     The tax character of distributions for each Fund paid during the year ended October 31, 2006 for Municipal Money and period ended October 31, 2006 for New York Municipal Money were as follows:

                                           DISTRIBUTIONS PAID FROM:

                                                                         LONG-TERM
                           TAXABLE INCOME       TAX-EXEMPT INCOME      CAPITAL GAIN             TOTAL

                            2006    2005        2006         2005      2006   2005        2006          2005
MUNICIPAL MONEY             $--      $--    $22,836,205   $8,497,236    $--    $--    $22,836,205   $ 8,497,236
NEW YORK MUNICIPAL MONEY     --       --      3,923,358           --     --     --      3,923,358            --

     As of October 31, 2006, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

                           UNDISTRIBUTED   UNDISTRIBUTED   UNDISTRIBUTED     UNREALIZED          LOSS
                              ORDINARY      TAX-EXEMPT       LONG-TERM      APPRECIATION    CARRYFORWARDS
                               INCOME         INCOME            GAIN       (DEPRECIATION)   AND DEFERRALS     TOTAL
MUNICIPAL MONEY               $14,262         $755,942          $--              $--             $--        $770,204
NEW YORK MUNICIPAL MONEY        4,144          249,588           --               --              --         253,732

     The differences between book basis and tax basis distributable earnings are attributable primarily to timing differences of distribution payments and organization expenses.

     To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. As determined on October 31, 2006, the Funds did not have unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains.

5 DISTRIBUTIONS TO SHAREHOLDERS: Each Fund earns income, net of expenses, daily on its investments. It is the policy of each Fund to declare distributions from net investment income on each business day; such distributions are paid monthly. Distributions from net realized capital gains, if any, are generally distributed in December. Distributions to shareholders are recorded on the ex-date.

6 ORGANIZATION EXPENSES: Costs incurred by New York Municipal Money in connection with its organization, which amounted to $50,784, have been expensed as incurred.

7 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributed to a Fund are allocated among the funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Fund or the Trust are allocated among the Funds and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

8 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

     Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee at the annual rate of 0.25% of the first $500 million of that Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion.

     Lehman Brothers Asset Management LLC ("LBAM"), as sub-adviser to New York Municipal Money, receives a monthly fee paid by Management, based on an annual rate of the Fund's average daily net assets. New York Municipal Money does not pay a fee directly to LBAM for such services.

     Each Fund retains Management as its administrator under an Administration Agreement. Each Fund's Investor Class pays Management an administration fee at the annual rate of 0.27% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

     Effective December 19, 2005, Management has contractually undertaken to reimburse operating expenses (including fees payable to Management but excluding interest, taxes, brokerage commissions, and extraordinary expenses) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

                                                                        INVESTMENT      CONTRACTUAL/VOLUNTARY
                                                                        MANAGEMENT          REIMBURSEMENT
                                          CONTRACTUAL                   FEES WAIVED        FROM MANAGEMENT
                                            EXPENSE                 FOR THE YEAR ENDED    FOR THE YEAR ENDED
CLASS                                    LIMITATION(1)  EXPIRATION   OCTOBER 31, 2006    OCTOBER 31, 2006(2)
MUNICIPAL MONEY INVESTOR CLASS               0.59%       10/31/09         $    --              $193,464
NEW YORK MUNICIPAL MONEY INVESTOR CLASS      0.59%(3)    10/31/09          75,215               123,196

(1) Expense limitation per annum of the respective class' average daily net assets.

(2) Period from December 19, 2005 (Commencement of Operations) to October 31, 2006, for New York Municipal Money.

(3) Effective June 5, 2006, Management voluntarily agreed to waive certain expenses of the Investor Class of New York Municipal Money, so that the total annual Operating Expenses of the Fund are limited to 0.52% of the average daily net assets.

     The Investor Classes of Municipal Money and New York Municipal Money have agreed to repay Management for their excess Operating Expenses previously reimbursed by Management, pursuant to a contractual expense limitation, so long as their annual Operating Expenses during that period do not exceed their respective expense limitations, and the repayments are made within three years after the year in which Management issued the reimbursement. During the year ended October 31, 2006, for Municipal Money, and period ended October 31, 2006, for New York Municipal Money, there was no reimbursement to Management. At October 31, 2006, contingent liabilities to Management under the agreement were as follows:

     EXPIRING IN:                                2009
     MUNICIPAL MONEY INVESTOR CLASS            $193,464
     NEW YORK MUNICIPAL MONEY INVESTOR CLASS    123,196

     Management, Neuberger Berman, LLC ("Neuberger"), a member firm of the New York Stock Exchange, and Lehman Brothers Asset Management LLC ("LBAM"), are wholly owned subsidiaries of Lehman Brothers Holdings Inc., a publicly-owned holding company. Neuberger, the sub-adviser to Municipal Money, is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. LBAM, the sub-adviser to New York Municipal Money, is retained by Management to provide day-to-day investment management services. As investment manager, Management is responsible for overseeing the investment activities of LBAM. Several individuals who are officers and/or Trustees of the Trust are also employees of LBAM and Neuberger and/or Management.

     Each class of shares also has a distribution agreement with Management. Management receives no compensation therefor and no commissions for sales or redemptions of shares of beneficial interest of the share class.

     Each Fund has an expense offset arrangement in connection with its custodian contract. For the year ended October 31, 2006, for Municipal Money and period ended October 31, 2006 for New York Municipal Money the impact of this arrangement was a reduction of expenses of $47,465 and $4,668, respectively.

Note C--Securities Transactions:

     All security transactions for the Funds were short-term.

Note D--Fund Share Transactions:

     Share activity at $1.00 per share for the years ended October 31, 2006 and October 31, 2005 was as follows:

                                          FOR THE YEAR ENDED                                FOR THE YEAR ENDED
                                          OCTOBER 31, 2006(1)                                OCTOBER 31, 2005
                           -------------------------------------------------  ----------------------------------------------
                                             SHARES                                          SHARES
                                           ISSUED ON                                       ISSUED ON
                                          REINVESTMENT                                    REINVESTMENT
                                          OF DIVIDENDS                                    OF DIVIDENDS
                             SHARES           AND         SHARES                SHARES        AND         SHARES
(000's OMITTED)               SOLD       DISTRIBUTIONS   REDEEMED     TOTAL      SOLD    DISTRIBUTIONS   REDEEMED     TOTAL
MUNICIPAL MONEY:
INVESTOR CLASS             5,104,293         10,110     (4,928,381)  186,022  1,941,892      1,006      (1,781,938)  160,960
NEW YORK MUNICIPAL MONEY:
INVESTOR CLASS               851,383(2)       1,866       (680,063)  173,186         --         --              --        --

(1) Period from December 19, 2005 (Commencement of Operations) to October 31, 2006, for New York Municipal Money.

(2)  Includes initial capitalization of $10 on December 19, 2005.

NOTE E--RECENT ACCOUNTING PRONOUNCEMENTS:

     On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 clarifies the accounting for income taxes, by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. FIN 48 requires that a "more-likely-than-not" threshold be met before the benefit of a tax position may be recognized in the financial statements and prescribes how such benefit should be measured. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, Management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

     In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Funds' financial positions or results of operations.

FINANCIAL HIGHLIGHTS

Lehman Brothers Municipal Money Fund

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

INVESTOR CLASS

                                                                YEAR ENDED OCTOBER 31,
                                                   2006      2005      2004      2003      2002
NET ASSET VALUE, BEGINNING OF YEAR               $ .9998   $ .9998   $ .9998   $ .9998   $ .9998
                                                 -------   -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)                       .0276     .0158     .0051     .0050     .0092
NET GAINS OR LOSSES ON SECURITIES                  .0000        --        --        --        --
                                                 -------   -------   -------   -------   -------
TOTAL FROM INVESTMENT OPERATIONS                   .0276     .0158     .0051     .0050     .0092
                                                 -------   -------   -------   -------   -------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                             (.0276)   (.0158)   (.0051)   (.0050)   (.0092)
                                                 -------   -------   -------   -------   -------
NET ASSET VALUE, END OF YEAR                     $ .9998   $ .9998   $ .9998   $ .9998   $ .9998
                                                 -------   -------   -------   -------   -------
TOTAL RETURN++                                     +2.80%    +1.59%     +.51%     +.50%     +.93%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR (IN MILLIONS)            $ 773.2   $ 587.1   $ 426.1   $ 410.9   $ 533.3
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#       .59%      .60%      .61%      .61%      .62%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS+++       .59%      .60%      .61%      .61%      .62%
RATIO OF NET INVESTMENT INCOME (LOSS) TO
   AVERAGE NET ASSETS                               2.81%     1.62%      .51%      .50%      .92%

See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS

LEHMAN BROTHERS NEW YORK MUNICIPAL MONEY FUND

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the Financial Statements.

INVESTOR CLASS
                                                                  PERIOD FROM
                                                              DECEMBER 19, 2005^
                                                                 TO OCTOBER 31
                                                                     2006
NET ASSET VALUE, BEGINNING OF PERIOD                               $1.0000
                                                                   -------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)                                         .0249
NET GAINS OR LOSSES ON SECURITIES (BOTH REALIZED
   AND UNREALIZED)                                                   .0000
                                                                   -------
TOTAL FROM INVESTMENT OPERATIONS                                     .0249
                                                                   -------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                               (.0249)
NET CAPITAL GAINS                                                       --
                                                                   -------
TOTAL DISTRIBUTIONS                                                 (.0249)
                                                                   -------
NET ASSET VALUE, END OF PERIOD                                     $1.0000
                                                                   -------
TOTAL RETURN++                                                       +2.51%**
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                            $ 173.2
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                         .55%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS+++                         .54%*
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS           2.94%*
See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

+++ After reimbursement of expenses and/or waiver of a portion of the administration fees by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:
                                                                   YEAR ENDED
                                                                OCTOBER 31, 2006
MUNICIPAL MONEY FUND                                                 .61%

                                                                 PERIOD FROM
                                                              DECEMBER 19, 2005
                                                             TO OCTOBER 31, 2006

NEW YORK MUNICIPAL MONEY                                            .69%
*    Annualized.

**   Not annualized.

^    The date investment operations commenced.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Neuberger Berman Income Funds and
Shareholders of
Lehman Brothers Municipal Money Fund

We have audited the accompanying statement of assets and liabilities of Lehman Brothers Municipal Money Fund, (formerly Neuberger Berman Municipal Money Fund) (the "Fund"), including the schedule of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lehman Brothers Municipal Money Fund at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst & Young LLP

Boston, Massachusetts
December 8, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Neuberger Berman Income Funds and
Shareholders of
Lehman Brothers New York Municipal Money Fund

We have audited the accompanying statement of assets and liabilities of the Lehman Brothers New York Municipal Money Fund, a series of the Neuberger Berman Income Funds (the "Trust"), including the schedule of investments, as of October 31, 2006, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period December 19, 2005 (commencement of operations) to October 31, 2006. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Lehman Brothers New York Municipal Money Fund, as of October 31, 2006, and the results of its operations, the changes in its net assets, and the financial highlights for the period December 19, 2005 (commencement of operations) to October 31, 2006, in conformity with accounting principles generally accepted in the United States of America.


                                        /s/ Tait, Weller & Baker LLP

Philadelphia, Pennsylvania
December 8, 2006

DIRECTORY

INVESTMENT MANAGER, ADMINISTRATOR AND DISTRIBUTOR
Neuberger Berman Management Inc.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
Institutional Support Services 888.556.9030

SUB-ADVISER
Lehman Brothers Asset Management LLC
745 Seventh Avenue
New York, NY 10019

Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN AND SHAREHOLDER SERVICING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

LEGAL COUNSEL
Kirkpatrick & Lockhart Nicholson Graham LLP
1601 K Street, NW
Washington, DC 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

TRUSTEE AND OFFICER INFORMATION

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

INFORMATION ABOUT THE BOARD OF TRUSTEES

                                                                                NUMBER OF
                                                                              PORTFOLIOS IN
                             POSITION AND                                      FUND COMPLEX           OTHER DIRECTORSHIPS HELD
NAME, AGE, AND                 LENGTH OF                                       OVERSEEN BY            OUTSIDE FUND COMPLEX BY
ADDRESS(1)                  TIME SERVED(2)     PRINCIPAL OCCUPATION(S)(3)    FUND TRUSTEE(4)                FUND TRUSTEE
INDEPENDENT FUND TRUSTEES
JOHN CANNON (76)           Trustee since     Consultant; formerly,           56                Independent Trustee or Director of
                           1994              Chairman, CDC Investment                          three series of Oppenheimer Funds:
                                             Advisers (registered                              Limited Term New York Municipal Fund,
                                             investment adviser), 1993 to                      Rochester Fund Municipals, and
                                             January 1999; formerly,                           Oppenheimer Convertible Securities
                                             President and Chief Executive                     Fund since 1992.
                                             Officer, AMA Investment
                                             Advisors, an affiliate of the
                                             American Medical Association.

FAITH COLISH (71)          Trustee since     Counsel, Carter Ledyard &       56                Advisory Director, ABA Retirement
                           2000              Milburn LLP (law firm) since                      Funds (formerly, American Bar
                                             October 2002; formerly,                           Retirement Association (ABRA)) since
                                             Attorney-at-Law and                               1997 (not-for-profit membership
                                             President, Faith Colish, A                        association).
                                             Professional Corporation,
                                             1980 to 2002.

C. ANNE HARVEY (69)        Trustee since     President, C.A. Harvey          56                Formerly, President, Board of
                           2000              Associates since October                          Associates to The National
                                             2001; formerly, Director,                         Rehabilitation Hospital's Board of
                                             AARP, 1978 to December 2001.                      Directors, 2001 to 2002; formerly,
                                                                                               Member, Individual Investors Advisory
                                                                                               Committee to the New York Stock
                                                                                               Exchange Board of Directors, 1998 to
                                                                                               June 2002.

                                                                                NUMBER OF
                                                                              PORTFOLIOS IN
                             POSITION AND                                      FUND COMPLEX           OTHER DIRECTORSHIPS HELD
NAME, AGE, AND                 LENGTH OF                                       OVERSEEN BY            OUTSIDE FUND COMPLEX BY
ADDRESS(1)                  TIME SERVED(2)   PRINCIPAL OCCUPATION(S)(3)      FUND TRUSTEE(4)                FUND TRUSTEE
ROBERT A. KAVESH (79)      Trustee since     Marcus Nadler Professor         56                Director, The Caring Community
                           1993              Emeritus of Finance and                           (not-for-profit); formerly, Director,
                                             Economics, New York                               DEL Laboratories, Inc. (cosmetics and
                                             University Stern School of                        pharmaceuticals), 1978 to 2004;
                                             Business; formerly, Executive                     formerly, Director, Apple Bank for
                                             Secretary-Treasurer, American                     Savings, 1979 to 1990; formerly,
                                             Finance Association, 1961 to                      Director, Western Pacific Industries,
                                             1979.                                             Inc., 1972 to 1986 (public company).

HOWARD A. MILEAF (69)      Trustee since     Retired; formerly, Vice         56                Director, Webfinancial Corporation
                           2000              President and General                             (holding company) since December
                                             Counsel, WHX Corporation                          2002; formerly, Director WHX
                                             (holding company), 1993 to                        Corporation (holding company),
                                             2001.                                             January 2002 to June 2005; formerly,
                                                                                               Director, State Theatre of New Jersey
                                                                                               (not-for-profit theater), 2000 to
                                                                                               2005; formerly, Director, Kevlin
                                                                                               Corporation (manufacturer of
                                                                                               microwave and other products).

EDWARD I. O'BRIEN (78)     Trustee since     Formerly, Member, Investment    56                Director, Legg Mason, Inc. (financial
                           2000              Policy Committee, Edward                          services holding company) since 1993;
                                             Jones, 1993 to 2001;                              formerly, Director, Boston Financial
                                             President, Securities                             Group (real estate and tax shelters),
                                             Industry Association ("SIA")                      1993 to 1999.
                                             (securities industry's
                                             representative in government
                                             relations and regulatory
                                             matters at the federal and
                                             state levels), 1974 to 1992;
                                             Adviser to SIA, November 1992
                                             to November 1993.


                                                                                NUMBER OF
                                                                              PORTFOLIOS IN
                             POSITION AND                                      FUND COMPLEX           OTHER DIRECTORSHIPS HELD
NAME, AGE, AND                 LENGTH OF                                       OVERSEEN BY            OUTSIDE FUND COMPLEX BY
ADDRESS(1)                  TIME SERVED(2)     PRINCIPAL OCCUPATION(S)(3)    FUND TRUSTEE(4)                FUND TRUSTEE
WILLIAM E. RULON (74)      Trustee since     Retired; formerly, Senior       56                Formerly, Director, Pro-Kids Golf and
                           1993              Vice President, Foodmaker,                        Learning Academy (teach golf and
                                             Inc. (operator and franchiser                     computer usage to "at risk"
                                             of restaurants) until January                     children), 1998 to 2006; formerly,
                                             1997.                                             Director, Prandium, Inc.
                                                                                               (restaurants), March 2001 to July
                                                                                               2002.

CORNELIUS T. RYAN (75)     Trustee since     Founding General Partner,       56                None.
                           2000              Oxford Partners and Oxford
                                             Bioscience Partners (venture
                                             capital investing) and
                                             President, Oxford Venture
                                             Corporation since 1981.

TOM D. SEIP (56)           Trustee since     General Partner, Seip           56                Director, H&R Block, Inc. (financial
                           2000; Lead        Investments LP (a private                         services company) since May 2001;
                           Indepedent        investment partnership);                          Director, America One Foundation
                           Trustee           formerly, President and CEO,                      since 1998; formerly, Director,
                           beginning 2006    Westaff, Inc. (temporary                          Forward Management, Inc. (asset
                                             staffing), May 2001 to                            management company), 1999 to 2006;
                                             January 2002; formerly,                           formerly Director, E-Bay Zoological
                                             Senior Executive at the                           Society, 1999 to 2003; formerly,
                                             Charles Schwab Corporation,                       Director, General Magic (voice
                                             1983 to 1999, including Chief                     recognition software), 2001 to 2002;
                                             Executive Officer, Charles                        formerly, Director, E-Finance
                                             Schwab Investment Management,                     Corporation (credit decisioning
                                             Inc. and Trustee, Schwab                          services), 1999 to 2003; formerly,
                                             Family of Funds and Schwab                        Director, Save-Daily.com (micro
                                             Investments, 1997 to 1998,                        investing services), 1999 to 2003.
                                             and Executive Vice
                                             President-Retail Brokerage,
                                             Charles Schwab Investment
                                             Management, 1994 to 1997.

                                                                                NUMBER OF
                                                                              PORTFOLIOS IN
                             POSITION AND                                      FUND COMPLEX           OTHER DIRECTORSHIPS HELD
NAME, AGE, AND                 LENGTH OF                                       OVERSEEN BY            OUTSIDE FUND COMPLEX BY
ADDRESS(1)                  TIME SERVED(2)     PRINCIPAL OCCUPATION(S)(3)    FUND TRUSTEE(4)                FUND TRUSTEE
CANDACE L. STRAIGHT (59)   Trustee since     Private investor and            56                Director, Montpelier Re (reinsurance
                           1993              consultant specializing in                        company) since 2006; Director,
                                             the insurance industry;                           National Atlantic Holdings
                                             formerly, Advisory Director,                      Corporation (property and casualty
                                             Securitas Capital LLC (a                          insurance company) since 2004;
                                             global private equity                             Director, The Proformance Insurance
                                             investment firm dedicated to                      Company (personal lines property and
                                             making investments in the                         casualty insurance company) since
                                             insurance sector), 1998 to                        March 2004; formerly, Director,
                                             December 2003.                                    Providence Washington Insurance
                                                                                               Company (property and casualty
                                                                                               insurance company), December 1998 to
                                                                                               March 2006; formerly, Director,
                                                                                               Summit Global Partners (insurance
                                                                                               brokerage firm), 2000 to 2005.

PETER P. TRAPP (62)        Trustee since     Regional Manager for            56                None.
                           2000              Mid-Southern Region, Ford
                                             Motor Credit Company since
                                             September 1997; formerly,
                                             President, Ford Life
                                             Insurance Company, April 1995
                                             to August 1997.

                                                                                NUMBER OF
                                                                              PORTFOLIOS IN
                             POSITION AND                                      FUND COMPLEX           OTHER DIRECTORSHIPS HELD
NAME, AGE, AND                 LENGTH OF                                       OVERSEEN BY            OUTSIDE FUND COMPLEX BY
ADDRESS(1)                  TIME SERVED(2)     PRINCIPAL OCCUPATION(S)(3)    FUND TRUSTEE(4)                FUND TRUSTEE

FUND TRUSTEES WHO ARE "INTERESTED PERSONS"
JACK L. RIVKIN* (66)       President and     Executive Vice President and    56                Director, Dale Carnegie and
                           Trustee since     Chief Investment Officer,                         Associates, Inc. (private company)
                           2002              Neuberger Berman Inc.                             since 1998; Director, Solbright, Inc.
                                             (holding company) since 2002                      (private company) since 1998.
                                             and 2003, respectively;
                                             Managing Director and Chief
                                             Investment Officer, Neuberger
                                             since December 2005 and 2003,
                                             respectively; formerly,
                                             Executive Vice President,
                                             Neuberger, December 2002 to
                                             2005; Director and Chairman,
                                             Management since December
                                             2002; formerly, Executive
                                             Vice President, Citigroup
                                             Investments, Inc., September
                                             1995 to February 2002;
                                             formerly, Executive Vice
                                             President, Citigroup Inc.,
                                             September 1995 to February
                                             2002.

                                                                                NUMBER OF
                                                                              PORTFOLIOS IN
                             POSITION AND                                      FUND COMPLEX           OTHER DIRECTORSHIPS HELD
NAME, AGE, AND                 LENGTH OF                                       OVERSEEN BY            OUTSIDE FUND COMPLEX BY
ADDRESS(1)                  TIME SERVED(2)     PRINCIPAL OCCUPATION(S)(3)    FUND TRUSTEE(4)                FUND TRUSTEE
PETER E. SUNDMAN* (47)     Chairman of the   Executive Vice President,       56                Director and Vice President,
                           Board and         Neuberger Berman Inc.                             Neuberger & Berman Agency, Inc. since
                           Trustee since     (holding company) since 1999;                     2000; formerly, Director, Neuberger
                           2000;             Head of Neuberger Berman                          Berman Inc. (holding company),
                           Chief Executive   Inc.'s Mutual Funds Business                      October 1999 to March 2003; Trustee,
                           Officer since     (since 1999) and                                  Frost Valley YMCA; Trustee, College
                           1999; President   Institutional Business (1999                      of Wooster.
                           from 1999 to      to October 2005); responsible
                           2000              for Managed Accounts Business
                                             and intermediary distribution
                                             since October 1999; President
                                             and Director, Management
                                             since 1999; Managing
                                             Director, Neuberger since
                                             2005; formerly, Executive
                                             Vice President, Neuberger,
                                             1999 to December 2005;
                                             formerly, Principal,
                                             Neuberger, 1997 to 1999;
                                             formerly, Senior Vice
                                             President, Management, 1996
                                             to 1999.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4) For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

* Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of Management and Neuberger.

INFORMATION ABOUT THE OFFICERS OF THE TRUST

                            POSITION AND
                           LENGTH OF TIME
NAME, AGE, AND ADDRESS(1)     SERVED(2)          PRINCIPAL OCCUPATION(S)(3)

ANDREW B. ALLARD (45)      Anti-Money      Senior Vice President, Neuberger
                           Laundering      since 2006; Deputy General Counsel,
                           Compliance      Neuberger since 2004; formerly, Vice
                           Officer since   President, Neuberger, 2000 to 2006;
                           2002            formerly, Associate General Counsel,
                                           Neuberger, 1999 to 2004; Anti-Money
                                           Laundering Compliance Officer,
                                           fifteen registered investment
                                           companies for which Management acts
                                           as investment manager and
                                           administrator (seven since 2002,
                                           three since 2003, four since 2004 and
                                           one since 2005) and one registered
                                           investment company for which Lehman
                                           Brothers Asset Management Inc. acts
                                           as investment adviser (since 2006).

MICHAEL J. BRADLER (36)    Assistant       Vice President, Neuberger since 2006;
                           Treasurer       Employee, Management since 1997;
                           since 2005      Assistant Treasurer, fifteen
                                           registered investment companies for
                                           which Management acts as investment
                                           manager and administrator (fifteen
                                           since 2005) and one registered
                                           investment company for which Lehman
                                           Brothers Asset Management Inc. acts
                                           as investment adviser (since 2006).

CLAUDIA A. BRANDON (50)    Secretary       Vice President-Mutual Fund Board
                           since 1985      Relations, Management since 2000 and
                                           Assistant Secretary since 2004; Vice
                                           President, Neuberger since 2002 and
                                           Employee since 1999; Secretary,
                                           fifteen registered investment
                                           companies for which Management acts
                                           as investment manager and
                                           administrator (three since 1985, four
                                           since 2002, three since 2003, four
                                           since 2004 and one since 2005) and
                                           one registered investment company for
                                           which Lehman Brothers Asset
                                           Management Inc. acts as investment
                                           adviser (since 2006).

ROBERT CONTI (50)          Vice President  Senior Vice President, Neuberger
                           since 2000      since 2003; formerly, Vice President,
                                           Neuberger, 1999 to 2003; Senior Vice
                                           President, Management since 2000;
                                           Vice President, fifteen registered
                                           investment companies for which
                                           Management acts as investment manager
                                           and administrator (three since 2000,
                                           four since 2002, three since 2003,
                                           four since 2004 and one since 2005)
                                           and one registered investment company
                                           for which Lehman Brothers Asset
                                           Management Inc. acts as investment
                                           adviser (since 2006).

BRIAN J. GAFFNEY (53)      Vice President  Managing Director, Neuberger since
                           since 2000      1999; Senior Vice President,
                                           Management since 2000; Vice
                                           President, fifteen registered
                                           investment companies for which
                                           Management acts as investment manager
                                           and administrator (three since 2000,
                                           four since 2002, three since 2003,
                                           four since 2004 and one since 2005)
                                           and one registered investment company
                                           for which Lehman Brothers Asset
                                           Management Inc. acts as investment
                                           adviser (since 2006).

                            POSITION AND
                           LENGTH OF TIME
NAME, AGE, AND ADDRESS(1)     SERVED(2)          PRINCIPAL OCCUPATION(S)(3)

MAXINE L. GERSON (56)      Chief Legal     Senior Vice President, Neuberger
                           Officer since   since 2002; Deputy General Counsel
                           2005 (only for  and Assistant Secretary, Neuberger
                           purposes of     since 2001; formerly, Vice President,
                           sections 307    Neuberger, 2001 to 2002; formerly,
                           and 406 of the  Associate General Counsel, Neuberger,
                           Sarbanes-Oxley  2001; formerly, Counsel, Neuberger,
                           Act of 2002)    2000; Secretary and General Counsel,
                                           Management since 2004; Chief Legal
                                           Officer (only for purposes of
                                           sections 307 and 406 of the
                                           Sarbanes-Oxley Act of 2002), fifteen
                                           registered investment companies for
                                           which Management acts as investment
                                           manager and administrator (fifteen
                                           since 2005) and one registered
                                           investment company for which Lehman
                                           Brothers Asset Management Inc. acts
                                           as investment adviser (since 2006).

SHEILA R. JAMES (41)       Assistant       Employee, Neuberger since 1999;
                           Secretary       Assistant Secretary, fifteen
                           since 2002      registered investment companies for
                                           which Management acts as investment
                                           manager and administrator (seven
                                           since 2002, three since 2003, four
                                           since 2004 and one since 2005) and
                                           one registered investment company for
                                           which Lehman Brothers Asset
                                           Management Inc. acts as investment
                                           adviser (since 2006).

KEVIN LYONS (51)           Assistant       Employee, Neuberger since 1999;
                           Secretary       Assistant Secretary, fifteen
                           since 2003      registered investment companies for
                                           which Management acts as investment
                                           manager and administrator (ten since
                                           2003, four since 2004 and one since
                                           2005) and one registered investment
                                           company for which Lehman Brothers
                                           Asset Management Inc. acts as
                                           investment adviser (since 2006).

JOHN M. MCGOVERN (36)      Treasurer and   Vice President, Neuberger since 2004;
                           Principal       Employee, Management since 1993;
                           Financial and   Treasurer and Principal Financial and
                           Accounting      Accounting Officer, fifteen
                           Officer since   registered investment companies for
                           2005; prior     which Management acts as investment
                           thereto,        manager and administrator (fifteen
                           Assistant       since 2005) and one registered
                           Treasurer       investment company for which Lehman
                           since 2002      Brothers Asset Management Inc. acts
                                           as investment adviser (since 2006);
                                           formerly, Assistant Treasurer,
                                           fifteen registered investment
                                           companies for which Management acts
                                           as investment manager and
                                           administrator, 2002 to 2005.

FRANK ROSATO (35)          Assistant       Vice President, Neuberger since 2006;
                           Treasurer       Employee, Management since 1995;
                           since 2005      Assistant Treasurer, fifteen
                                           registered investment companies for
                                           which Management acts as investment
                                           manager and administrator (fifteen
                                           since 2005) and one registered
                                           investment company for which Lehman
                                           Brothers Asset Management Inc. acts
                                           as investment adviser (since 2006).

                            POSITION AND
                           LENGTH OF TIME
NAME, AGE, AND ADDRESS(1)     SERVED(2)          PRINCIPAL OCCUPATION(S)(3)

FREDERIC B. SOULE (60)     Vice President  Senior Vice President, Neuberger
                           since 2000      since 2003; formerly, Vice President,
                                           Neuberger, 1999 to 2003; Vice
                                           President, fifteen registered
                                           investment companies for which
                                           Management acts as investment manager
                                           and administrator (three since 2000,
                                           four since 2002, three since 2003,
                                           four since 2004 and one since 2005)
                                           and one registered investment company
                                           for which Lehman Brothers Asset
                                           Management Inc. acts as investment
                                           adviser (since 2006).

CHAMAINE WILLIAMS (35)     Chief           Vice President, Lehman Brothers Inc.
                           Compliance      since 2003; Chief Compliance Officer,
                           Officer since   fifteen registered investment
                           2005            companies for which Management acts
                                           as investment manager and
                                           administrator (fifteen since 2005)
                                           and one registered investment company
                                           for which Lehman Brothers Asset
                                           Management Inc. acts as investment
                                           adviser (since 2005); Chief
                                           Compliance Officer, Lehman Brothers
                                           Asset Management Inc. since 2003;
                                           Chief Compliance Officer, Lehman
                                           Brothers Alternative Investment
                                           Management LLC since 2003; formerly,
                                           Vice President, UBS Global Asset
                                           Management (US) Inc. (formerly,
                                           Mitchell Hutchins Asset Management, a
                                           wholly-owned subsidiary of
                                           PaineWebber Inc.), 1997 to 2003.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-888-556-9030 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will also be available, without charge, by calling 1-888-556-9030 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-888-556-9030 (toll-free).

NOTICE TO SHAREHOLDERS

For the fiscal period ended October 31, 2006, the percentages representing the portion of distributions from net investment income, which are exempt from federal tax, other than alternative minimum tax are as follows:

Municipal Money Fund            100%
New York Municipal Money Fund   100%

BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS

At a meeting held on September 27, 2006, the Board of Trustees ("Board") of Neuberger Berman Income Funds, including the Trustees who are not "interested persons" of the Trust ("Independent Fund Trustees"), approved continuance of the Management and Sub-Advisory Agreements ("Agreements") for Lehman Brothers Municipal Money Fund and Lehman Brothers New York Municipal Money Fund (each a "Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Neuberger Berman Management Inc. ("Management"), Neuberger Berman, LLC ("Neuberger") and Lehman Brothers Asset Management, LLC ("Lehman Brothers Asset Management") in response to questions submitted by counsel to the Independent Fund Trustees, and met with senior representatives of Management, Neuberger and Lehman Brothers Asset Management regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management, Neuberger and Lehman Brothers Asset Management. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management, Neuberger and Lehman Brothers Asset Management have time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management, Neuberger and Lehman Brothers Asset Management; (2) the performance of Lehman Brothers Municipal Money Fund compared to relevant market indices and a peer group of investment companies;
(3) the costs of the services provided and profits historically realized by

Management and its affiliates from the relationship with Lehman Brothers Municipal Money Fund; (4) the extent to which economies of scale might be realized as each Fund grows; and (5) whether fee levels reflect those potential economies of scale for the benefit of investors in each Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements and whether the Agreements were in the best interests of each Fund and its shareholders. The Board considered the nature, extent and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Funds.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of Lehman Brothers Municipal Money Fund and the degree of risk undertaken by the portfolio managers. The Board considered the experience and staffing of portfolio management and the investment research personnel of Management, Neuberger and Lehman Brothers Asset Management dedicated to performing services for the Funds. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

With respect to the performance of Lehman Brothers Municipal Money Fund, the Board considered the short-, intermediate- and long-term performance of the Fund relative to its benchmark and a peer group of investment companies pursuing broadly similar strategies. The Board also considered long-term performance in relation to the degree of risk undertaken by the portfolio managers. With respect to the performance of Lehman Brothers New York Municipal Money Fund, the Board considered that the Fund had less than a year of performance information, but considered Management's record on broadly comparable products.

With respect to the overall fairness of the Agreements, the Board considered the fee structure of the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management, Neuberger or Lehman Brothers Asset Management or their affiliates. The Board also considered the profitability of Management and its affiliates from their association with Lehman Brothers Municipal Money Fund.

The Board reviewed a comparison of Lehman Brothers Municipal Money Fund's management fee and overall expense ratio to a peer group of comparable funds. The Board considered the mean and median of the management fees and expense ratios of the peer group. The Board noted that the Fund's management fee was higher than the peer group median. The Board considered whether specific portfolio management or administration needs contributed to the higher fee. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is reflective of an "at cost" basis and there is no profit to Neuberger with regard to these fees. In addition, the Board considered the contractual limits on Fund expenses undertaken by Management for the Fund

The Board considered that it had reviewed a comparison of Lehman Brothers New York Municipal Money Fund's management fee to a peer group of comparable funds when it initially approved the Agreements on behalf of the Fund. In addition, the Board considered the contractual limits on Fund expenses undertaken by Management for the Fund.

The Board considered whether there were other funds that were sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with similar investment objectives, policies and strategies as the Funds. The Board compared the fees charged to comparable sub-advised funds and/or separate accounts to the fees charged to the Funds at various asset levels. The Board considered the appropriateness and reasonableness of the differences between the fees charged between each Fund and the comparable sub-advised funds and/or separate accounts and determined that the differences in fees were consistent with the management and other services provided.

The Board also evaluated any actual or anticipated economies of scale in relation to the services Management provides to each Fund. The Board considered that each Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to each Fund was reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to that Fund, the Board reviewed specific data as to Management's profit on Lehman Brothers Municipal Money Fund for a recent period and the trend in profit over recent years. The Board did not review profitability data for Management on Lehman Brothers New York Municipal Money Fund because the Fund has been operating for less than a year, but considered the profitability of broadly comparable funds. The Board also carefully examined Management's cost allocation methodology and had an independent consultant review the methodology. It also reviewed an analysis from an independent data service on investment management profitability margins. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Funds and, based on its review, concluded it was satisfied that Management's level of profitability from its relationship with the Funds was not and would not be excessive.

CONCLUSIONS

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interest of each Fund and its shareholders. In reaching this determination, the Board considered that Management, Neuberger and Lehman Brothers Asset Management could be expected to provide a high level of service to each Fund; the performance of Lehman Brothers Municipal Money Fund was satisfactory; that each Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services expected to be provided; and that the actual or estimated benefits accruing to Management and its affiliates by virtue of their relationship to the Funds were reasonable in comparison with the actual or estimated costs of providing the investment advisory services and the benefits accruing to each Fund.

                      This Page is Intentionally Left Blank

Investment manager: NEUBERGER BERMAN MANAGEMENT INC.
Sub-adviser: NEUBERGER BERMAN, LLC AND LEHMAN BROTHERS ASSET MANAGEMENT LLC

NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
Institutional Support Services: 888.556.9030
Web site: www.lehmanam.com
Email: fundinquiries@nb.com

STATISTICS AND PROJECTIONS IN THIS REPORT ARE DERIVED FROM SOURCES DEEMED TO BE RELIABLE BUT CANNOT BE REGARDED AS A REPRESENTATION OF FUTURE RESULTS OF THE FUNDS. THIS REPORT IS PREPARED FOR THE GENERAL INFORMATION OF SHAREHOLDERS AND IS NOT AN OFFER OF SHARES OF THE FUNDS. SHARES ARE SOLD ONLY THROUGH THE CURRENTLY EFFECTIVE PROSPECTUS, WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.

G0494 12/06

LEHMAN BROTHERS ASSET MANAGEMENT

NATIONAL MUNICIPAL MONEY FUND
TAX-FREE MONEY FUND

ANNUAL REPORT
OCTOBER 31, 2006

Contents

THE FUNDS

Chairmen's Letter                                                             2

PORTFOLIO COMMENTARY

National Municipal Money Fund                                                 3
Tax-Free Money Fund                                                           5
Fund Expense Information                                                      9

SCHEDULE OF INVESTMENTS

National Municipal Money Fund                                                11
Tax-Free Money Fund                                                          16

FINANCIAL STATEMENTS                                                         29

FINANCIAL HIGHLIGHTS/PER SHARE DATA

National Municipal Money Fund                                                36
Tax-Free Money Fund                                                          37

Reports of Independent Registered Public Accounting Firms                    39
Directory                                                                    41
Trustees and Officers                                                        42
Proxy Voting Policies and Procedures                                         50
Quarterly Portfolio Schedule                                                 50
Notice to Shareholders                                                       50
Board Consideration of the Management  and Sub-Advisory Agreements           50

(C)2006 Lehman Brothers Asset Management LLC. All rights reserved.

Chairmen's Letter

Dear Shareholder,

We are pleased to present to you the fiscal 2006 Annual Report for the National Municipal Money Fund and the Tax-Free Money Fund for the period ended October 31, 2006. Introduced on December 19, 2005, both Funds are relatively new, but their older sibling, the Lehman Brothers Municipal Money Fund, was one of the first funds of its kind and has a distinguished 22-year track record. All Lehman Brothers municipal money funds are in the capable hands of Portfolio Co-Managers Janet Fiorenza, William Furrer and Kelly Landron and employ the same research driven, value oriented investment methodology.

The Funds' investment objectives are simple and straightforward--seeking the highest available current income exempt from federal income tax through investment strategies consistent with the highest standards for safety and liquidity. These strategies include active weighted average maturity management (positioning the portfolio in the most advantageous points on the yield curve), sector allocation (taking advantage of opportunistic pricing in the different sectors of the municipal securities markets) and, most importantly, security selection. Over the many years that we have been investing in municipal money markets, we have developed an extensive national network of regional brokers who provide considerable assistance in identifying high quality, attractively priced securities. We also do our own internal credit analysis on every issue we invest in. We believe that our ongoing commitment to assessing the credit quality of potential investments will continue to reward our shareholders.

During the fiscal year, both Funds have enjoyed strong cash inflows. This is certainly in part due to the significantly more attractive yields that have resulted from rising short-term interest rates. However, we have also been winning over investors who appreciate our experience and expertise in the municipal money markets. We welcome our many new shareholders and reaffirm our commitment to getting the most out of municipal money markets while adhering to conservative, "safety first" investment principles.

Sincerely,


/s/ PETER SUNDMAN
--------------------------------------
PETER SUNDMAN
CHAIRMAN OF THE BOARD
NEUBERGER BERMAN INCOME FUNDS


/s/ BRAD TANK
--------------------------------------
BRAD TANK
CHAIRMAN OF THE BOARD
LEHMAN BROTHERS ASSET MANAGEMENT

NATIONAL MUNICIPAL MONEY FUND PORTFOLIO COMMENTARY

The National Municipal Money Fund commenced operations on December 19, 2005. Since inception, the Fund has returned 2.90%; year-to-date, it has returned 2.77% compared to the iMoneyNet Money Fund Report Tax-Free National Institutional Average's 2.56%. Following the Fund's inception, the Federal Reserve instituted four 25-basis-point rate hikes, taking the Fed Funds rate from 4.25% to 5.25% before pausing in August. The Fund's seven-day tax equivalent current yield (taxable at the highest income tax bracket) increased from 5.05% at calendar year end 2005 to 5.32% on October 31, 2006. Over the same time period, the Fund's seven-day tax equivalent effective yield (also taxable at the highest bracket) went from 5.18% to 5.46%.

As we gained confidence that the Federal Reserve was ready to pause to evaluate the impact of a long series of rate hikes on the economy and inflation, we began extending the Fund's weighted average maturity, which went from a low of 5.7 days at inception to a high of 47.9 days on September 29, 2006. Extending weighted average maturity ahead of the Fed's decision to shift into neutral enhanced returns. Returns were also positively affected by the performance of variable rate demand notes, which comprised 80% to more than 90% of portfolio assets through most of this reporting period. At year-end fiscal 2006, our allocation to these high-quality, highly liquid securities was 84.8% of assets. Finally, we believe that our price sensitive, value oriented security selection, enhanced by our close relationships with a large network of regional brokers that often give us the "first call" on attractively priced issues, also helped us outperform the Fund's benchmark.

Looking ahead, all eyes remain on the Fed, but mixed economic data are making it even more difficult than usual to determine the direction the Fed will take in the quarters ahead. Following the release of surprisingly weak third quarter 2006 GDP growth and rather dire warnings issued by several large homebuilding companies, the fixed income markets appeared to be pricing in Fed rate cuts in first quarter 2007. However, much better-than-anticipated third quarter corporate profits, a strong October job report and the fact that inflationary indicators remained above Fed targets disrupted this scenario, leading some economists and market strategists to conclude that we may see one or two more rate hikes before the Fed eases. We will very probably keep the portfolio's weighted average maturity around 30 days until the economic picture clears.

With the help of our extensive network of regional brokers, we will continue to work hard to find opportunistically priced municipal securities and to take advantage of values created by seasonal supply/demand dynamics in the marketplace.

Sincerely,


/s/ JANET A. FIORENZA   /s/  WILLIAM J. FURRER   /s/ KELLY LANDRON
------------------------------------------------------------------
JANET A. FIORENZA, WILLIAM J. FURRER AND KELLY LANDRON
PORTFOLIO CO-MANAGERS

MATURITY DIVERSIFICATION   (% BY MATURITY)
1 - 7 Days                      85.1%
8 - 30 Days                      0.7
31 - 90 Days                     3.5
91 - 180 Days                    4.7
181+ Days                        6.0

Current yield more closely reflects current earnings than it does total return.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The composition, industries and holdings of the Fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

For the period ending 10/31/06, the 7-day current yield of the National Municipal Money Fund was 3.46% and the tax-equivalent yield was 5.32% for an investor in the highest federal income tax bracket (35%). For the period ending 10/31/06, the 7-day effective yield was 3.52% and the tax-equivalent effective yield was 5.46% for an investor in the highest federal income tax bracket (35%).

TAX-FREE MONEY FUND PORTFOLIO COMMENTARY

The Tax-Free Money Fund commenced operations on December 19, 2005. From inception through October 31, 2006, the Fund returned 2.86%; year-to-date, it returned 2.72% compared to the iMoneyNet Money Fund Report Tax-Free National Institutional Average's 2.56%. Four 25-basis-point Federal Reserve rate hikes that took the Fed Funds rate from 4.25% to 5.25% lifted municipal money market yields. The Fund's seven-day tax equivalent current yield (taxable at the highest tax bracket) went from 5.05% at the end of calendar 2005 to 5.22% on October 31, 2006. Over the same time period, the Fund's seven-day tax equivalent effective yield (also taxable at the highest tax bracket) climbed from 5.18% to 5.36%.

Over the course of the year, we gradually lengthened the Fund's weighted average maturity as we saw indications the economy was beginning to decelerate, increasing the probability that the Fed's extended tightening cycle may be coming to a halt if not an end. Weighted average maturity peaked at 42.3 days on September 22, 2006 and closed the year at 31.5 days. Lengthening weighted average maturity in front of the Fed's decision to pause buoyed returns. The Fund's large allocation to variable rate demand notes (over 90% of assets over much of this reporting period) also enhanced performance. Although we have modestly lowered allocation to variable demand notes, at fiscal year end, these high-quality, highly liquid securities still comprised 85.5% of assets. Assisted by our extensive national network of regional brokers, we were able to effectively identify attractively priced securities. Buying value at discounted prices remains the foundation of our investment methodology.

The fixed income markets will remain focused on the economic data likely to affect future Federal Reserve policy. Lately, it has become increasingly difficult to read the economic tea leaves. Much lower than anticipated third quarter 2006 GDP growth, combined with more bad news on the housing market, had pointed to the potential of Fed easing as early as first quarter 2007. However, robust third quarter corporate profits, a strong October job report, and the fact that several inflation indicators remain above the Fed's targets, has observers rethinking this timetable. In fact, some economists, including one member of the Federal Reserve Open Market Committee, believe one or two more rate hikes may be needed to bring inflation firmly under control.

With the economy still sending mixed signals, we will likely be content to maintain the Fund's weighted average maturity in the 30-day range. We will continue to look for value opportunities evolving from seasonal supply/demand shifts in the marketplace, and with the help of our numerous regional brokerage allies, identify attractively priced securities.

Sincerely,


/s/ JANET A. FIORENZA   /s/ WILLIAM J. FURRER   /s/ KELLY LANDRON
------------------------------------------------------------------
JANET A. FIORENZA, WILLIAM J. FURRER AND KELLY LANDRON
PORTFOLIO CO-MANAGERS

MATURITY DIVERSIFICATION   (% BY MATURITY)
1 - 7 Days                      87.1%
8 - 30 Days                      0.4
31 - 90 Days                     2.1
91 - 180 Days                    3.7
181+ Days                        6.7

Current yield more closely reflects current earnings than it does total return.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The composition, industries and holdings of the Fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

For the period ending 10/31/06, the 7-day current yield of the Tax-Free Money Fund was 3.39% and the tax-equivalent yield was 5.22% for an investor in the highest federal income tax bracket (35%). For the period ending 10/31/06, the 7-day effective yield was 3.45% and the tax-equivalent effective yield was 5.36% for an investor in the highest federal income tax bracket (35%).

ENDNOTES

(1) Neuberger Berman Management Inc. ("Management") has voluntarily agreed to reimburse or waive certain expenses of each Fund so that the total annual operating expenses of each Fund exclusive of taxes, interest, brokerage commissions and extraordinary expenses are limited to 0.17% of average daily net assets. Absent such reimbursements or waivers, each Fund's yield would have been less. Effective June 1, 2006, Management changed the voluntary reimbursement/waiver for Tax-Free Money Fund so that the total annual operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses are limited to 0.20% of average daily net assets. Management expects that, in the future, it may voluntarily reimburse or waive certain expenses of each Fund so that the total annual operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses are limited to 0.23% of average daily net assets. Management may, at its sole discretion, modify or terminate these voluntary commitments with notice to a Fund.

(2) "Current yield" of a money market fund refers to the income generated by an investment in the Fund over a recent 7-day period. This income is then "annualized." The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. Yields of a money market fund will fluctuate and past performance is not a guarantee of future results.

(3) Tax-equivalent yield is the taxable yield that an investor would have to receive in order to realize the same level of yield after federal income taxes at the highest federal tax rate, currently 35% in 2006, assuming that all of a Fund's income is exempt from federal income taxes.

(4) A portion of the income of National Municipal Money Fund may be a tax preference item for purposes of the federal alternative minimum tax for certain investors.

(5) Unaudited performance data current to the most recent month-end are available at www.lehmanam.com.

GLOSSARY OF INDICES

THE iMoneyNet MONEY FUND         Measures all national tax-free and municipal
REPORT TAX-FREE NATIONAL         institutional funds.Portfolio holdings of
INSTITUTIONAL AVERAGE:           tax-free funds include Rated and Unrated Demand
                                 Notes, Rated and Unrated General Market Notes,
                                 Commercial Paper, Put Bonds--6 months or less,
                                 Put Bonds--over 6 months, AMT Paper, and Other
                                 Tax-Free holdings.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that investors cannot invest directly in any index or average. Data about the performance of each index or average are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. Each Fund may invest in securities not included in the index.

INFORMATION ABOUT YOUR FUND'S EXPENSES

These tables are designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended October 31, 2006 and held for the entire period. The table illustrates the fund's costs in two ways:

ACTUAL EXPENSES AND              The first section of the table provides
PERFORMANCE:                     information about actual account values and
                                 actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

HYPOTHETICAL EXAMPLE FOR         The second section of the table provides
COMPARISON PURPOSES:             information about hypothetical account values
                                 and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

EXPENSE INFORMATION AS OF 10/31/06 (UNAUDITED)

NATIONAL MUNICIPAL MONEY FUND

                       BEGINNING ACCOUNT   ENDING ACCOUNT   EXPENSES PAID DURING
ACTUAL                       VALUE             VALUE             THE PERIOD*
--------------------------------------------------------------------------------
Reserve Class                $1,000          $1,017.60              $0.74

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
--------------------------------------------------------------------------------
Reserve Class                $1,000          $1,024.47              $0.74

TAX-FREE MONEY FUND

                       BEGINNING ACCOUNT   ENDING ACCOUNT   EXPENSES PAID DURING
ACTUAL                       VALUE             VALUE             THE PERIOD*
--------------------------------------------------------------------------------
Reserve Class                $1,000          $1,017.20              $0.80

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
--------------------------------------------------------------------------------
Reserve Class                $1,000          $1,024.41              $0.81

* Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

SCHEDULE OF INVESTMENTS NATIONAL MUNICIPAL MONEY FUND

PRINCIPAL AMOUNT                      SECURITY @                                                RATING @@**          VALUE (+)

(000's OMITTED)                                                                                MOODY'S    S&P   (000's OMITTED)
ALABAMA (1.5%)
  $2,500   Stevenson IDB Env. Imp. Rev. (Mead Corp. Proj.), Ser. 1998 B,
           (LOC: JP Morgan Chase), 3.63%, due 11/1/06                                                     A-1+      $2,500[3][4]

ARIZONA (0.6%)
   1,000   Tucson Ind. Dev. Au. Joint Single Family Mtge. Rev., Ser. 2006 B,
           (LOC: Government National Mortgage Association), 4.90%, due 8/3/07                   VMIG1                1,006

COLORADO (1.5%)
   2,600   Denver City & Co. Arpt. Rev., Sub. Ser. 2005 C-2, (CIFG Insured),
           3.63%, due 11/1/06                                                                   VMIG1     A-1        2,600[3]v

FLORIDA (4.2%)
   3,400   Lee Co. HFA Single Family Mtge. Rev., Ser. 2006 D, (LOC: TransAmerica Bank),
           3.90%, due 9/5/07                                                                     MIG1                3,400
   1,995   Miami-Dade Co. Aviation Rev. (Floaters), Ser. 2006, (CIFG Insured),
           3.63%, due 11/2/06                                                                   VMIG1                1,995[3]v
   1,000   Miami-Dade Co. Ind. Dev. Au. Solid Waste Disp. Rev.
           (Florida Pwr. & Light Co. Proj.), Ser. 2003, 3.70%, due 11/1/06                      VMIG1                1,000[3][4]
     700   Orange Co. HFA Multi-Family Rev., Ser. 2000 E, (LOC: Bank of America),
           3.72%, due 11/1/06                                                                   VMIG1                  700[3][4]
                                                                                                                     7,095
GEORGIA (9.2%)
   4,000   Atlanta Arpt. Rev. (Merlots), Ser. 2000 CCC, (FGIC Insured),
           3.65%, due 11/1/06                                                                   VMIG1                4,000[3]z
   1,000   Atlanta Arpt. Rev. (Merlots), Ser. 2004 C14, (FSA Insured),
           3.65%, due 11/1/06                                                                   VMIG1                1,000[3]z
   2,000   Cartersville Dev. Au. IDR (Bliss & Laughlin), Ser. 1988, (LOC: Bank of America),
           3.72%, due 11/2/06                                                                                        2,000[3][4]
   1,105   Douglas Co. Dev. Au. IDR (Whirlwind Steel Bldg.), Ser. 1997,
           (LOC: JP Morgan Chase), 3.80%, due 11/2/06                                                                1,105[3][4]
   2,520   Gordon Co. Dev. Au. IDR (Nance Carpet & Rug, Inc., Proj.), Ser. 2006,
           (LOC: Branch Banking & Trust Co.), 3.69%, due 11/2/06                                                     2,520[3][4]
   5,000   Kennesaw Dev. Au. Multi-Family. Rev. (Walton Ridenour Apts. Proj.),
           Ser. 2004, (LOC: SunTrust Bank), 3.61%, due 11/1/06                                  VMIG1                5,000[3][4]
                                                                                                                    15,625
ILLINOIS (5.4%)
   4,500   Chicago Enterprise Zone Rev. (J & A LLC Proj.), Ser. 2002,
           (LOC: Charter One Bank), 3.70%, due 11/2/06                                                               4,500[3]
   1,165   Chicago Multi-Family Hsg. Rev. (Churchview Supportive Living Fac.), Ser. 2003,
           (LOC: Harris Trust & Savings), 3.71%, due 11/2/06                                    VMIG1                1,165[3][4]
   1,600   Elmhurst IDR (Randall Mfg. Prod. Proj.), Ser. 2002,
           (LOC: LaSalle National Bank), 3.76%, due 11/2/06                                               A-1        1,600[3][4]
   1,000   Illinois Fin. Au. IDR (Meyer Ind. LLC Proj.), Ser. 2006, (LOC: Fifth Third Bank),
           3.68%, due 11/2/06                                                                                        1,000[3][4]
     930   Illinois Std. Assist. Commission Std. Loan Rev., Ser. 1997 A, (LOC: Bank One),
           3.63%, due 11/1/06                                                                   VMIG1                  930[3]
                                                                                                                     9,195
See Notes to Schedule of Investments

PRINCIPAL AMOUNT                          SECURITY @                                            RATING @@**       VALUE (+)

(000's OMITTED)                                                                                MOODY'S    S&P  (000's OMITTED)
INDIANA (5.4%)
$2,000  Crawfordsville Econ. Dev. Ref. Rev., Ser. 1993, (LOC: Federal Home Loan Bank),
        3.68%, due 11/2/06                                                                      VMIG1               $2,000[3]
 1,840  Kokomo Econ. Dev. Rev. (Village Comm. Partners IV Proj.), Ser. 1995,
        (LOC: Federal Home Loan Bank), 3.68%, due 11/2/06                                       VMIG1                1,840[3][4]
 1,089  La Porte Co. Econ. Dev. Rev. (Pedcor Investments-Woodland), Ser. 1994,
        (LOC: Federal Home Loan Bank), 3.69%, due 11/2/06                                       VMIG1                1,089[3]
 1,250  Noblesville BANS, Ser. 2006, 3.75%, due 1/1/07                                                               1,250
 1,105  North Vernon Econ. Dev. Rev. (Oak Meadows Apt. Proj.), Ser. 1995,
        (LOC: Federal Home Loan Bank), 3.60%, due 11/1/06                                                 A-1+       1,105[3]
 2,000  Tippecanoe Sch. Corp. Temporary Loan Warrants, Ser. 2006,
        3.75%, due 12/29/06                                                                                          2,001
                                                                                                                     9,285

IOWA (1.8%)
 1,350  Iowa Fin. Au. Private College Rev. (Morningside College Proj.), Ser. 2001,
        (LOC: Firstar Bank N.A.), 3.69%, due 11/1/06                                                      A-1+       1,350[3][4]
 1,800  Iowa Std. Loan Liquidity Corp. Std. Loan Rev., Ser. 1998 B, (AMBAC Insured),
        3.62%, due 11/1/06                                                                                A-1+       1,800[3]i
                                                                                                                     3,150

KANSAS (0.8%)
 1,400  Wyandotte Co. & Kansas City Unified Gov't. G.O., Ser. 2006 I,
        3.73%, due 4/1/07                                                                        MIG1                1,400

KENTUCKY (2.1%)
 3,000  Fulton Co. Ind. Bldg. Rev. (Burke Parsons Bowlby Corp.), Ser. 2006,
        (LOC: Branch Banking & Trust Co.), 3.69%, due 11/2/06                                                        3,000[3][4]
   630  Trimble Co. Econ. Dev. Rev. (Synthetic Materials Proj.), Ser. 2000,
        (LOC: Citizens Bank), 3.72%, due 11/2/06                                                                       630[3][4]
                                                                                                                     3,630

LOUISIANA (2.8%)
 4,815  Louisiana St. Stars CTFS, Ser. 2006, (CIFG Insured), 3.60%, due 11/2/06                 VMIG1                4,815[3]e

MASSACHUSETTS (2.1%)
 2,000  Chatham BANS, Ser. 2006, 4.00%, due 2/1/07                                                                   2,003[2]
 1,000  Fitchburg G.O. RANS, Ser. 2006, 4.35%, due 12/1/06                                                           1,001
   500  Montachusett Reg. Trans. Au. RANS, Ser. 2006, 4.50%, due 6/15/07                                               502
                                                                                                                     3,506

MICHIGAN (3.8%)
 5,000  Michigan Higher Ed. Std. Loan Au. Ref. Rev., Ser. 1988, (AMBAC Insured),
        3.62%, due 11/1/06                                                                      VMIG1     A-1       5,000[3]j
   365  Michigan Muni. Bond Au. Rev., Ser. 2005, (LOC: Merrill Lynch Capital Markets),
        3.60%, due 11/2/06                                                                                             365[3]
 1,090  Wayne Co. Arpt. Au. Rev., Ser. 2006, (MBIA Insured),
        3.63%, due 11/2/06                                                                      VMIG1                1,090[3]v
                                                                                                                     6,455
See Notes to Schedule of Investments

PRINCIPAL AMOUNT                              SECURITY @                                        RATING  @@**         VALUE (+)

(000's OMITTED)                                                                                MOODY'S    S&P    (000's OMITTED)
MINNESOTA (0.5%)
$  100  Mankato Rev. (Bethany Lutheran College), Ser. 2000 B,
        (LOC: Wells Fargo & Co.), 3.69%, due 11/1/06                                                      A-1+       $ 100[3][4]
   300  Roseville Private Sch. Fac. Rev. (Northwestern College Proj.),
        Ser. 2002, (LOC: Marshall & Ilsley), 3.69%, due 11/1/06                                 VMIG1                  300[3][4]
   500  Rush City IDR (Plastech Corp. Proj.), Ser. 1999, (LOC: U.S. Bank),
        3.79%, due 11/2/06                                                                                             500[3][4]
                                                                                                                       900
MISSISSIPPI (0.7%)
 1,250  Mississippi Bus. Fin. Corp. Solid Waste Disp. Rev. (Mississippi Pwr. Co. Proj.),
        Ser. 1995, 3.71%, due 11/1/06                                                           VMIG1     A-1        1,250[3][4]

MISSOURI (5.7%)
 1,000  Clayton Ind. Dev. Au. Ind. Ref. Rev. (Bailey Court Proj.), Ser. 1989,
        (LOC: Commerce Bank N.A.), 3.70%, due 11/2/06                                                     A-1        1,000[3]
   100  Jefferson Co. Ind. Dev. Au. (GHF Holdings LLC Proj.), Ser. 1994,
        (LOC: LaSalle National Bank), 3.80%, due 11/2/06                                                               100[3][4]
 3,000  Missouri St. Env. Imp. & Energy Res. Au. (Utilicorp United Inc. Proj.), Ser. 1993,
        (LOC: Citibank, N.A.), 3.80%, due 11/1/06                                                P-1      A-1+   v   3,000[3][4]
 4,600  Missouri St. Hsg. Dev. Commission Single Family Mtge. Rev. (Putters), Ser. 2006,
        (LOC: Government National Mortgage Association), 3.63%, due 11/2/06                               A-1        4,600[3]p
 1,015  Missouri St. Pub. Utils. Commission Rev. (Interim Construction Notes), Ser. 2006,
        4.50%, due 9/15/07                                                                       MIG1                1,022
                                                                                                                     9,722
MONTANA (1.2%)
 2,000  Montana St. Board Investment (Muni. Fin. Cons. Act-Intercap), Ser. 1994,
        3.65%, due 3/1/09 Putable 3/1/07                                                        VMIG1                2,000

NEBRASKA (2.9%)
 1,500  Nebhelp Inc. Rev. (Std. Loan Prog.), Ser. 1986 C, (MBIA Insured),
        3.68%, due 11/1/06                                                                      VMIG1     A-1+       1,500[3]!t
 3,395  Nebhelp Inc. Rev. (Std. Loan Prog.), Ser. 1986 B, (MBIA Insured),
        3.68%, due 11/1/06                                                                      VMIG1     A-1+       3,395[3]!t
                                                                                                                     4,895
NEVADA (2.0%)
 3,400  Nevada Hsg. Div. Multi-Unit Hsg. (Mesquite), Ser. 1996 B, (LOC: U.S. Bank),
        3.63%, due 11/1/06                                                                      VMIG1                3,400[3]

NEW HAMPSHIRE (1.7%)
 1,225  Manchester Hsg. Au. Multi-Family Rev. (Wall Str. Tower), Ser. 1990 B,
        (LOC: PNC Bank), 3.64%, due 11/2/06                                                               A-1        1,225[3]
 1,660  New Hampshire St. Hsg. Fin. Au. Multi-Family Rev., Ser. 2006,
        (LOC: Merrill Lynch Capital Markets), 3.63%, due 11/2/06                                VMIG1                1,660[3]
                                                                                                                     2,885
See Notes to Schedule of Investments

PRINCIPAL AMOUNT                          SECURITY @                                            RATING @@**        VALUE (+)

(000's OMITTED)                                                                                MOODY'S    S&P   (000's OMITTED)
NEW YORK (1.8%)
$1,200  Greater Southern Tier Board Coop. Ed. Svcs. Sole Supervisory Dist. RANS,
        Ser. 2006, 3.75%, due 6/29/07                                                                              $ 1,201
 1,816  Rev. Bond Cert. Ser. Trust Var. St., (Sterling Park), Ser. 2006, (AIG Insured),
        3.81%, due 11/2/06                                                                                           1,816[3]
                                                                                                                     3,017

NORTH CAROLINA (4.1%)
 1,900  North Carolina HFA, Ser. 2002, (LOC: Citibank, N.A.), 3.63%, due 11/2/06                VMIG  1              1,900[3]
 5,000  North Carolina HFA (Merlots), Ser. 2006 B12,
        (LOC: Wachovia Bank & Trust Co.), 3.65%, due 11/1/06                                    VMIG  1              5,000[3]
   100  Rutherford Co. Ind. Fac. & Poll. Ctrl. Fin. Au. Rev. (All American Homes),
        Ser. 1996, (LOC: Bank One), 3.80%, due 11/1/06                                                                 100[3][4]
                                                                                                                     7,000

NORTH DAKOTA (0.6%)
 1,000  North Dakota St. HFA Rev. (Fin. Prog. Home Mtge.), Ser. 2004 B,
        (LOC: KBC Bank N.V.), 3.63%, due 11/1/06                                                VMIG  1              1,000[3]

OHIO (3.2%)
 1,000  American Muni. Pwr. BANS (Bryan Elec. Sys.), Ser. 2006, 3.90%, due 8/17/07                                   1,000
 1,000  Fairfield & Union Local Sch. Dist. G.O. BANS, Ser. 2006, 4.50%, due 3/1/07                        SP-1+      1,002
 1,000  Groveport BANS, Ser. 2006, 4.25%, due 1/17/07                                                                1,002
 1,500  Richland Co. BANS (Correctional Facs.), Ser. 2006, 4.25%, due 2/27/07                                        1,504
 1,000  Wood Co. IDR (Reclamation Technologies), Ser. 2006, (LOC: National City Bank),
        3.70%, due 11/2/06                                                                                           1,000[3][4]
                                                                                                                     5,508

OREGON (1.2%)
2,085   Oregon St. Homeowner Rev., Ser. 2006, (LOC: Merrill Lynch Capital Markets),
        3.63%, due 11/2/06                                                                      VMIG  1              2,085[3]

PENNSYLVANIA (8.4%)
 2,900  Allegheny Co. Residential Fin. Au. Mtge. Rev. (Single Family), Ser. 2004 PP,
        (LOC: Government National Mortgage Association), 3.63%, due 11/2/06                     VMIG  1              2,900[3]w
 1,050  Allegheny Co. Residential Fin. Au. Rev. (Single Family), Ser. 2005 SS,
        (LOC: Government National Mortgage Association), 3.63%, due 11/2/06                     VMIG  1              1,050[3]w
 3,200  Fayette Co. Ind. Dev. Au. IDR (Coastal Lumber Co. Proj.), Ser. 2006,
        (LOC: Branch Banking & Trust Co.), 3.69%, due 11/2/06                                                        3,200[3][4]
 3,000  Lackawanna Co. Ind. Dev. Au. Rev. (Material Technology Proj.), Ser. 2006,
        (LOC: Wachovia Bank & Trust Co.), 3.72%, due 11/2/06                                                         3,000[3][4]
 1,150  Pennsylvania Econ. Dev. Fin. Au. Econ. Dev. Rev., Ser. 2006 A2,
        (LOC: PNC Bank), 3.65%, due 11/2/06                                                               A-1        1,150[3][4]
 3,000  Pennsylvania Econ. Dev. Fin. Au. Exempt Fac. Rev. (Shippingport Proj.),
        Ser. 2005 A, (LOC: PNC Bank), 3.65%, due 11/1/06                                        VMIG  1   A-1        3,000[3][4]
                                                                                                                    14,300
RHODE ISLAND (0.9%)
 1,480  Rhode Island St. Ind. Facs. Corp. IDR (Precision Turned Components Proj.),
        Ser. 2000, (LOC: Bank of America), 3.70%, due 11/1/06                                             A-1+       1,480[3][4]

SOUTH CAROLINA (0.3%)
   550  South Carolina Jobs Econ. Dev. Au. IDR (Florence RHF Hsg. Proj.), Ser. 1987 A,
        (LOC: Wachovia Bank & Trust Co.), 3.85%, due 11/1/06                                                           550[3][4]

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                          SECURITY @                                            RATING @@**        VALUE (+)

(000's OMITTED)                                                                                MOODY'S   S&P   (000's OMITTED)
TENNESSEE (8.0%)
$  270  Memphis G.O., Ser. 1995 A, (LOC: Westdeutsche Landesbank Girozentrale),
        3.75%, due 11/1/06                                                                      VMIG1     A-1+     $   270[3]
   600  Memphis G.O., Ser. 1995 B, (LOC: Westdeutsche Landesbank Girozentrale),
        3.80%, due 11/1/06                                                                      VMIG1     A-1+         600[3]
 2,000  Metro. Gov't. Nashville & Davidson Co. Hlth. & Ed. Fac. Board Rev.
        (Ascension Hlth. Credit), Ser. 2001 B-2, 3.40%, due 11/15/31 Putable 1/3/07             VMIG1     A-1+       2,000[3][4][2]
 3,200  Shelby Co. Hlth., Ed. & Hsg. Fac. Board Multi-Family Hsg. Rev. (Lexington),
        Ser. 2005 A, (LOC: Fannie Mae), 3.69%, due 11/2/06                                      VMIG1                3,200[3]
   440  Stewart Co. IDB Rev. (Synthetic Materials Proj.), Ser. 1999 A,
        (LOC: Citizens Bank), 3.72%, due 11/2/06                                                                       440[3][4]
 1,065  Stewart Co. IDB Rev. (Synthetic Materials Proj.), Ser. 1999 C,
        (LOC: Citizens Bank), 3.72%, due 11/2/06                                                                     1,065[3][4]
 2,000  Tennessee Energy Acquisition Corp. Gas Rev., Ser. 2006,
        (LOC: Merrill Lynch Capital Markets), 3.61%, due 11/2/06                                                     2,000[3]
 4,000  Tennessee Energy Acquisition Corp. Gas Rev. (Merlots), Ser. 2006 C05,
        (LOC: Bank of New York), 3.60%, due 11/1/06                                             VMIG1                4,000[3]
                                                                                                                    13,575

TEXAS (4.4%)
   300  Bell Co. Hlth. Fac. Dev. Corp. Rev. (Hlth. Fac. Baptist Care Inc.), Ser. 1998,
        (LOC: Broadway National Bank), 3.75%, due 11/2/06                                       VMIG1                  300[3][4]m
 1,300  Dallas Fort Worth Int'l. Arpt. Rev. (Putters), Ser. 2004, (FGIC Insured),
        3.63%, due 11/2/06                                                                      VMIG1     A-1+       1,300[3]p
 5,975  Dallas Fort Worth Int'l. Arpt. Rev. (Putters), Ser. 2006 (LOC: JP Morgan Chase),
        3.63%, due 11/2/06                                                                                A-1+       5,975[3]
                                                                                                                     7,575

VIRGINIA (4.3%)
 7,000  Virginia St. Hsg. Dev. Au. (Merlots), Ser. 2006 C, (LOC: Bank of New York),
        3.65%, due 11/1/06                                                                                A-1+       7,000[3]
   300  Wythe Co. Ind. Dev. Au. Rev. (Klockner-Pentaplast of America), Ser. 1989,
        (LOC: Deutsche Bank), 3.72%, due 11/2/06                                                                       300[3][4]
                                                                                                                     7,300

WASHINGTON (4.5%)
   100  Seattle Hsg. Au. Rev. (High Point Proj.), Ser. 2003, (LOC: Bank of America),
        3.64%, due 11/2/06                                                                      VMIG1                  100[3][4]
 3,000  Washington St. Hsg. Fin. Commission Multi-Family Hsg. Rev.
        (Highland Park Apts. Proj.), Ser. 2005 A, (LOC: Bank of America),
        3.73%, due 11/1/06                                                                      VMIG1                3,000[3][4]
 4,630  Washington St. Hsg. Fin. Commission Multi-Family Hsg. Rev.
        (New Haven Apt. Proj.), Ser. 2005 A, (LOC: U.S. Bank), 3.67%, due 11/2/06               VMIG1                4,630[3][4]
                                                                                                                     7,730

WISCONSIN (1.8%)
 2,000  Freedom NANS, Ser. 2006, 4.13%, due 10/1/07                                                                  2,005[1]
   840  Wisconsin Hsg. & Econ. Dev. Au. Home Ownership Rev., Ser. 2004 A,
        (LOC: Westdeutsche Landesbank Girozentrale), 3.63%, due 11/1/06                         VMIG1     A-1+         840[3]
   200  Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Meriter Hosp. Inc. Proj.), Ser. 2002,
        (LOC: Marshall & Ilsley), 3.69%, due 11/1/06                                                      A-1          200[3][4]
                                                                                                                     3,045

   TOTAL INVESTMENTS (99.4%)                                                                                       169,479
   Cash, receivables and other assets, less liabilities (0.6%)                                                       1,065
   TOTAL NET ASSETS (100.0%)                                                                                      $170,544

See Notes to Schedule of Investments


Schedule of Investments Tax-Free Money Fund

PRINCIPAL AMOUNT                           SECURITY @                                           RATING @@**       VALUE (+)

(000's OMITTED)                                                                                MOODY'S   S&P  (000's OMITTED)
ALABAMA (0.6%)
$4,100  Columbia Alabama Ind. Dev. Board Poll. Ctrl. Rev. (Alabama Pwr. Co.),
        Ser. 1999 A, (LOC: U.S. Bank), 3.62%, due 11/1/06                                       VMIG1     A-1      $ 4,100[3][4]
 1,850  Lauderdale Co. Pub. Park Rec. Board Rev. (Metro YMCA), Ser. 2000,
        (LOC: SunTrust Bank), 3.57%, due 11/1/06                                                VMIG1                1,850[3][4]
 1,000  Mobile Spring Hill College Ed. Bldg. Au. Rev. (Spring Hill College Proj.),
        Ser. 2004 B, (LOC: Regions Bank), 3.58%, due 11/1/06                                    VMIG1                1,000[3]
                                                                                                                     6,950

ALASKA (0.8%)
 1,000  Alaska Ind. Dev. & Export Au. Rev., Ser. 2004, (FSA Insured),
        3.60%, due 11/2/06                                                                      VMIG1                1,000[3]h
 7,940  Anchorage Alaska G.O., Ser. 2004 (MBIA Insured),
        3.60%, due 11/2/06                                                                      VMIG1                7,940[3]h
                                                                                                                     8,940

ARIZONA (1.4%)
 5,800  ABN Amro Munitops Cert. Trust, Ser. 2005, (MBIA Insured),
        3.60%, due 11/2/06                                                                      VMIG1                5,800[3]a
10,000  Scottsdale Ind. Dev. Au. Hosp. Rev., Ser. 2006, (LOC: Citigroup Global Markets),
        3.60%, due 11/2/06                                                                      VMIG1               10,000[3]
                                                                                                                    15,800

ARKANSAS (1.2%)
 8,000  ABN Amro Munitops Cert. Trust, Ser. 2006, (FGIC Insured),
        3.61%, due 11/2/06                                                                      MIG1                 8,000![3]a
 6,375  North Little Rock Residential Hsg. Fac. Board Multi-Family Rev., Ser. 2004,
        (LOC: Government National Mortgage Association), 3.60%, due 11/2/06                     VMIG1                6,375[3]u
                                                                                                                    14,375

COLORADO (2.8%)
 3,000  Colorado Ed. & Cultural Fac. Au. Rev. (National Jewish Federal Bldg.),
        Ser. 2005 PG B-3, (LOC: National City Bank), 3.65%, due 11/1/06                         VMIG1                3,000[3][4]
10,000  Colorado Ed. & Cultural Fac. Au. Rev. (Pueblo Serra Worship Hldgs.), Ser. 2005,
        (LOC: Wells Fargo Bank & Trust Co.), 3.60%, due 11/2/06                                                     10,000[3]
 5,000  Commerce City Northern Infrastructure Gen. Imp. Dist., Ser. 2006,
        (LOC: U.S. Bank), 3.61%, due 11/2/06                                                    A-1+                 5,000[3]
 5,040  Denver City & Co. Arpt. Rev. (Floater), Ser. 2006-63 TP, (FGIC Insured),
        3.60%, due 11/2/06                                                                                           5,040[3]n
 2,000  Denver City & Co. Arpt. Rev. Muni. Sec. Trust Receipts Rev., Ser. 1996,
        (MBIA Insured), 3.63%, due 11/1/06                                                      A-1+                 2,000[3]x
 4,755  El Paso Co. Multi-Family Hsg. Ref. Rev. (Briarglen Apts. Proj.), Ser. 1995,
        (LOC: Freddie Mac), 3.60%, due 11/1/06                                                  A-1+                 4,755[3][4]
 2,700  North Little Rock Residential Hsg. Fac. Board Multi-Family Rev., Ser. 2002,
        (AMBAC Insured), 3.60%, due 11/2/06                                                                          2,700[3]u
                                                                                                                    32,495

CONNECTICUT (0.6%)
 6,935  Connecticut Dev. Au. Arpt. Hotel Rev. (Bradley Arpt. Hotel Proj.), Ser. 2006,
        (LOC: TD Banknorth N.A.), 3.59%, due 11/2/06                                            VMIG1                6,935[3][4]

See Notes to Schedule of Investments


PRINCIPAL AMOUNT                              SECURITY @                                        RATING @@**       VALUE (+)

(000's OMITTED)                                                                                MOODY'S   S&P  (000's OMITTED)
DISTRICT OF COLUMBIA (0.6%)
$5,215  District of Columbia G.O., Ser. 2004, (FSA Insured), 3.60%, due 11/2/06                 VMIG1              $ 5,215[3]h
   600  District of Columbia Rev. (St. Patrick's Episcopal Church), Ser. 2000,
        (LOC: SunTrust Bank), 3.57%, due 11/1/06                                                VMIG1                  600[3][4]
 1,435  District of Columbia Wtr. & Swr. Au. Pub. Util. Rev., Ser. 2006,
        (FSA Insured), 3.59%, due 11/2/06                                                                            1,435[3]l
                                                                                                                     7,250

FLORIDA (3.4%)
   635  Alachua Co. Ind. Dev. Rev. (Oak Hall Sch. Inc. Proj.), Ser. 1999,
        (LOC: SunTrust Bank), 3.62%, due 11/1/06                                                                       635[3][4]
 7,200  Eclipse Funding Trust (Solar Eclipse Volusia Co.), Ser. 2006, (FSA Insured),
        3.59%, due 11/2/06                                                                                           7,200![3]y
 1,000  Florida Hsg. Fin. Corp. Multi-Family Mtge. Ref. Rev. (Monterey Lake),
        Ser. 2005 C, (LOC: Freddie Mac), 3.60%, due 11/1/06                                               A-1+       1,000[3][4]
 2,290  Florida St. Board of Ed., Ser. 2003 SGA, (MBIA Insured), 3.63%, due 11/1/06                       A-1+       2,290[3]x
 4,725  Highlands Co. Hlth. Fac. Au. Rev., Ser. 2006, (LOC: Citibank, N.A.),
        3.60%, due 11/2/06                                                                      VMIG1                4,725[3]
 1,530  Jacksonville Florida Ed. Fac. Rev. (Edwards Wtr. College Proj.), Ser. 2001,
        (LOC: Wachovia Bank & Trust Co.), 3.70%, due 10/1/21 Putable 10/1/07                                         1,530[3][4]
10,000  Martin Co. Poll. Ctrl. Rev. (Florida Pwr. & Lt. Proj. ), Ser. 2000,
        3.69%, due 11/1/06                                                                      VMIG1     A-1       10,000[3][4]
 6,090  Miami-Dade Co. Pub. Fac. Rev., Ser. 2006, (MBIA Insured), 3.60%, due 11/2/06                                 6,090[3]u
 1,000  Miami-Dade Co. Sch. Board Cert. Participation, (Partner Eagle), Ser. 2006 A,
        (AMBAC Insured), 3.61%, due 11/2/06                                                               A-1+       1,000[3]g
 3,750  Municipal Sec. Trust Cert., Ser. 2006 A, (LOC: Bear Stearns),
        3.60%, due 11/2/06                                                                      VMIG1                3,750![3]
 1,200  Tampa Sports Au. Rev. Muni. Sec. Trust Receipts, Ser. 1997, (MBIA Insured),
        3.62%, due 11/1/06                                                                                A-1+       1,200[3]x
                                                                                                                    39,420

GEORGIA (2.8%)
 5,000  Atlanta Arpt. Passenger Fac. Charge Rev. (Floaters), Ser. 2006-1301,
        (FSA Insured), 3.60%, due 11/2/06                                                       VMIG1                5,000[3]v
 5,800  De Kalb Co. Hsg. Au. Multi-Family Hsg. Rev. (Wood Hills Apt. Proj.),
        Ser. 1988, (LOC: Bank of America), 3.63%, due 11/1/06                                             A-1+       5,800[3][4]
 3,135  De Kalb Co. Wtr. & Swr. Rev., Ser. 2006, (LOC: Citibank, N.A.),
        3.60%, due 11/2/06                                                                      VMIG1                3,135[3]
 1,385  De Kalb Co. Wtr. & Swr. Rev. (Floaters), Ser. 2006, (FSA Insured),
        3.60%, due 11/2/06                                                                                           1,385[3]n
 2,150  Gainesville & Hall Co. Dev. Au. Sr. Living Fac. Rev. (Lanier Village),
        Ser. 2003 B, (Radian Insured), 3.65%, due 11/1/06                                                 A-1        2,150[3][4]r
 8,000  Georgia St. Ports Auth. Rev. (Garden City Terminal), Ser. 2006,
        (LOC: SunTrust Bank), 3.57%, due 11/1/06                                                          A-1+       8,000[3]
   500   Gwinnett Co. Dev. Au. Rev. (Greater Atlanta Christian), Ser. 1998,
        (LOC: SunTrust Bank), 3.57%, due 11/1/06                                                 Aa2                   500[3][4]
 2,500  Gwinnett Co. Hsg. Au. Multi-Family Hsg. Rev. (Greens Apts. Proj.),
        Ser. 1995, (LOC: Fannie Mae), 3.60%, due 11/1/06                                                  A-1+       2,500[3][4]
 2,500  Marietta Hsg. Au. Multi-Family Rev. (Franklin Walk Apts.), Ser. 1990,
        (LOC: Freddie Mac), 3.58%, due 11/2/06                                                  VMIG1                2,500[3][4]
 1,200  Roswell Hsg. Au. Multi-Family Rev. (Azalea Park Apts.), Ser. 1996,
        (LOC: Fannie Mae), 3.60%, due 11/1/06                                                             A-1+       1,200[3][4]
                                                                                                                    32,170

See Notes to Schedule of Investments

                                       17

PRINCIPAL AMOUNT                              SECURITY @                                        RATING @@**          VALUE (+)

(000's OMITTED)                                                                                MOODY'S   S&P    (000's OMITTED)
HAWAII (0.7%)
$ 8,200  Eclipse Funding Trust (Solar Eclipse Honolulu), Ser. 2006, (MBIA Insured),
         3.59%, due 11/2/06                                                                               A-1+      $8,200![3]y

ILLINOIS (5.5%)
    500  Belleville Ind. Dev. Rev. (Wetterau, Inc. Proj.), Ser. 1991, (LOC: PNC Bank),
         3.59%, due 11/2/06                                                                                            500[3]
 16,540  Chicago Midway Arpt. Rev., Ser. 1997, (MBIA Insured), 3.59%, due 11/2/06                         A-1+      16,540[3]x
  7,155  Chicago O'Hare Int'l. Arpt. Rev., Ser. 2005, (FGIC Insured),
         3.60%, due 11/2/06                                                                                          7,155[3]k
  5,180  Du Page Co. Comm. Unit Sch. Dist. (Wheaton), Ser. 2003, (FSA Insured),
         3.60%, due 11/2/06                                                                     VMIG1                5,180[3]h
  3,400  Illinois Fin. Au. Rev. (Richard H. Driehaus Museum), Ser. 2005,
         (LOC: Northern Trust Co.), 3.58%, due 11/1/06                                          VMIG1                3,400[3][4]
  2,375  Illinois Hlth. Fac. Au. Rev. (Advocate Hlth. Care Network), Ser. 2003 B,
         3.40%, due 11/15/22 Putable 1/4/07                                                     VMIG1     A-1+       2,375[3][4]
  3,100  Illinois Hlth. Fac. Au. Rev. (Servantcor Falcon II), Ser. 1996 A,
         (LOC: JP Morgan Chase), 3.67%, due 11/1/06                                                       A-1+       3,100[3][4]
  3,560  Illinois Hlth. Fac. Au. Rev. (Univ. Chicago Hosp.), Ser. 1994 C, (MBIA Insured),
         3.66%, due 11/1/06                                                                     VMIG1     A-1+       3,560[3][4]p
  1,630  Illinois St. G.O., Ser. 2004, (MBIA Insured), 3.60%, due 11/2/06                       VMIG1                1,630[3]h
  5,000  Lake Co. Sch. Dist. No. 109 Deerfield Rev., Ser. 2006,
         (LOC: JP Morgan Chase), 3.63%, due 11/1/06                                             VMIG1                5,000[3]
  4,025  Metro. Pier & Exposition Au. Illinois Hospitality Fac. Rev.,
         Ser. 2006, (LOC: Dexia Credit Locale de France), 3.59%, due 11/2/06                                         4,025[3]
  2,500  Quad Cities Reg. Econ. Dev. Au. Illinois Rev. (Two Rivers YMCA Proj.),
         Ser. 2002, (LOC: U.S. Bank), 3.69%, due 11/1/06                                                  A-1+       2,500[3][4]
  8,475  Reg. Trans. Au. G.O. (Merlots), Ser. 2002 A24, (MBIA Insured),
         3.60%, due 11/1/06                                                                     VMIG1                8,475[3]c
                                                                                                                    63,440

INDIANA (4.0%)
  8,055  ABN Amro Munitops Cert. Trust, Ser. 2006, (AMBAC Insured),
         3.61%, due 11/2/06                                                                                          8,055![3]a
  9,000  Carmel Indiana Waterworks BANS, Ser. 2006 A, 4.50%, due 9/21/07                                             9,065
  6,900  Columbus Renovation Sch. Bldg. Corp., Ser. 2005, (MBIA Insured),
         3.61%, due 11/2/06                                                                               A-1+       6,900[3]u
  2,500  Decatur Township Marion Co. Multi-Sch. Bldg. Corp. BANS, Ser. 2006,
         4.00%, due 12/29/06                                                                                         2,502
  5,000  Indiana Hlth. & Ed. Fac. Fin. Au. Hosp. Rev. (Howard Reg. Hlth. Sys. Proj.),
         Ser. 2005 B, (LOC: National City Bank), 3.69%, due 11/1/06                                        A-1       5,000[3][4]
  4,700  Indiana Hlth. & Ed. Fac. Fin. Au. Rev. (South Greenwood Village Proj.),
         Ser. 2006 A, (LOC: Sovereign Bank), 3.60%, due 11/2/06                                                      4,700[3][4]bb
  2,200  Indiana St. Fin. Au. Rev. (Univ. High Sch. Proj.), Ser. 2006, (LOC: Key Bank),
         3.59%, due 11/2/06                                                                     VMIG1                2,200[3][4]
  1,500  Logansport Econ. Dev. Ref. Rev. (Modine Mfg. Co. Proj.), Ser. 1987,
         (LOC: Wachovia Bank & Trust Co.), 3.72%, due 11/1/06                                                        1,500[3][4]
  2,500  Noblesville BANS, Ser. 2006, 3.75%, due 1/1/07                                                              2,500
  4,000  Tippecanoe Sch. Corp. Temporary Loan Warrants, Ser. 2006,
         3.75%, due 12/29/06                                                                                         4,002
                                                                                                                    46,424

See Notes to Schedule of Investments

                                      18

PRINCIPAL AMOUNT                              SECURITY @                                        RATING @@**        VALUE (+)

(000's OMITTED)                                                                                MOODY'S   S&P  (000's OMITTED)
IOWA (0.7%)
$ 2,350  Coralville G.O. BANS, Ser. 2006, 4.50%, due 6/1/07                                      MIG1               $2,360
    430  Iowa Fin. Au. Private Sch. Fac. Rev. (Kuemper Proj.), Ser. 1998,
         (LOC: Allied Irish Bank), 3.69%, due 11/1/06                                                                  430[3][4]
    700  Iowa Higher Ed. Loan Au. Rev. (Private College Fac., Wartburg Proj.), Ser. 2000,
         (LOC: Allied Irish Bank), 3.69%, due 11/1/06                                           VMIG1                  700[3][4]
    195  Iowa Higher Ed. Loan Au. Rev. (Private College Des Moines), Ser. 2003,
         (LOC: Allied Irish Bank), 3.69%, due 11/1/06                                           VMIG1                  195[3][4]
  1,390  Iowa Higher Ed. Loan Au. Rev. (Private College Des Moines), Ser. 2004,
         (LOC: Allied Irish Bank), 3.69%, due 11/1/06                                           VMIG1     A-1+       1,390[3][4]
  1,000  Iowa St. Sch. Cash Anticipation Prog. Warrant Cert., Ser. 2006 B,
         (FSA Insured), 4.50%, due 1/26/07                                                       MIG1                1,003
  2,400  Mississippi Bend Area Ed. Agcy. Anticipation Warrants, Ser. 2006,
         4.50%, due 6/21/07                                                                                          2,410
                                                                                                                     8,488

KANSAS (1.2%)
  9,800  Mission Multi-Family Hsg. Ref. Rev. (Silverwood Apt. Proj.), Ser. 1996,
         (LOC: Fannie Mae), 3.60%, due 11/1/06                                                            A-1+       9,800[3]
  4,000  Wyandotte Co. & Kansas City Unified Gov't. G.O., Ser. 2006 I,
         3.73%, due 4/1/07                                                                       MIG1                4,000
                                                                                                                    13,800

KENTUCKY (0.9%)
  1,500  Kentucky Rural Wtr. Fin. Corp. Pub. Proj. Rev. (Construction Notes),
         Ser. 2006 A-1, 3.63%, due 4/1/09 Putable 4/2/07                                         MIG1                1,500
  5,400  Kentucky St. Turnpike Au. Econ. Dev. Road Rev., Ser. 2005, (AMBAC Insured),
         3.60%, due 11/2/06                                                                     VMIG1                5,400[3]v
  3,530  Simpson Co. Hosp. Rev. (Franklin Med. Ctr., Inc.), Ser. 2006,
         (LOC: Branch Banking & Trust Co.), 3.59%, due 11/2/06                                                       3,530[3][4]
                                                                                                                    10,430

LOUISIANA (1.5%)
  5,365  Jefferson Sales Tax Dist. Spec. Sales Tax Rev., Ser. 2005, (AMBAC Insured),
         3.59%, due 11/2/06                                                                                          5,365[3]k
 12,500  Louisiana Local Gov't. Env. Fac. Comm. Dev. Au. Rev.,
         Ser. 2006, (LOC: Regions Bank), 3.59%, due 11/1/06                                     VMIG1               12,500[3][4]
                                                                                                                    17,865

MARYLAND (2.9%)
  6,500  Maryland St. Comm. Dev. Admin. Dept. Hsg. & Comm. Dev. Rev. (Residential),
         Ser. 2006 C, 3.38%, due 3/7/07                                                          MIG1                6,500
 11,175  Maryland St. Hlth. & Higher Ed. Fac. Au. Rev. (Adventist Hlth. Care),
         Ser. 2004 A, (LOC: Manufacturers & Traders Trust Co.), 3.59%, due 11/2/06              VMIG1               11,175[3][4]
 16,200  Maryland St. Hlth. & Higher Ed. Fac. Au. Rev. (Pickersgill, Inc.), Ser. 2005 A,
         (Radian Insured), 3.59%, due 11/2/06                                                             A-1+      16,200[3][4]f
                                                                                                                    33,875

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                             SECURITY @                                          RATING   @@**       VALUE (+)

(000's OMITTED)                                                                                 MOODY'S   S&P  (000's OMITTED)
MASSACHUSETTS (3.0%)
$ 1,900  Fitchburg G.O. RANS, Ser. 2006, 4.35%, due 12/1/06                                                        $ 1,901
  2,750  Greater Attleboro Taunton Reg. Transit Au. RANS, Ser. 2006,
         3.95%, due 8/23/07                                                                                          2,752
  8,100  Massachusetts St. Dev. Fin. Agcy. Rev. (Boston College High Sch.), Ser. 2006,
         (LOC: Citizens Bank), 3.60%, due 11/1/06                                               VMIG1                8,100[3][4]
  3,500  Massachusetts St. Dev. Fin. Agcy. Rev. (Marine Biological Laboratory), Ser. 2006,
         (LOC: JP Morgan Chase), 3.60%, due 11/2/06                                             VMIG1                3,500[3][4]
    990  Massachusetts St. Dev. Fin. Agcy. Rev. (Suffolk Univ.), Ser. 2005 A,
         (LOC: Citizens Bank), 3.62%, due 11/1/06                                               VMIG1                  990[3][4]
  4,800  Massachusetts St. Turnpike Au. Metro. Hwy. Sys. Rev. (Floaters), Ser. 2000,
         (MBIA Insured), 3.59%, due 11/2/06                                                     VMIG1                4,800[3]v
    200  Massachusetts St. Wtr. Res. Au. Ref. Sub., Ser. 2000 B, (FGIC Insured),
         3.58%, due 11/1/06                                                                     VMIG1     A-1+         200[3]d
  2,400  Montachusett Reg. Trans. Au. RANS, Ser. 2006, 4.50%, due 6/15/07                                            2,409
  5,300  New Bedford G.O. BANS, Ser. 2006, 4.00%, due 2/16/07                                    MIG1                5,308
  1,500  Southeastern Reg. Trans. Au. RANS, Ser. 2006, 3.85%, due 9/7/07                                             1,501
  3,530  Worcester Reg. Trans. Au. G.O. RANS, Ser. 2006, 4.25%, due 6/29/07                                          3,536
                                                                                                                    34,997

MICHIGAN (6.3%)
  2,800  Bridgeport Spaulding Comm. Sch. Dist. G.O., Ser. 2006, 4.10%, due 6/27/07                                   2,806
  5,320  Detroit Michigan Wtr. Supply Sys. (Floater), Ser. 2006, (FSA Insured),
         3.60%, due 11/2/06                                                                                          5,320[3]n
  3,915  Grand Rapids Hsg. Corp. Rev. (Float), Ser. 2005,
         (LOC: Merrill Lynch Capital Markets), 3.60%, due 11/2/06                                          A-1       3,915[3]
  2,940  Hartland Cons. Sch. Dist. (Floaters), Ser. 2005, 3.60%, due 11/2/06                    VMIG1                2,940[3]
  5,490  Michigan St. Bldg. Au. Rev. (Floaters), Ser. 2006, (FGIC Insured), 3.60%,
         due 11/2/06                                                                                                 5,490[3]n
  9,600  Muni. Sec. Trust Cert. (State Bldg.), Ser. 2006 A, (FGIC Insured),
         3.67%, due 11/1/06                                                                     VMIG1                9,600![3]b
 19,250  Univ. Michigan Univ. Rev. Ref. Hosp., Ser. 1992 A, 3.64%, due 11/1/06                  VMIG1     A-1+      19,250[3][4]
  8,300  Univ. Michigan Univ. Rev. Ref. Hosp., Ser. 1998 A, 3.64%, due 11/1/06                  VMIG1     A-1+       8,300[3]
 15,875  Univ. Michigan Univ. Rev. Ref. Med. Svc., Ser. 1998 A, 3.64%, due 11/1/06              VMIG1     A-1+      15,875[3]
                                                                                                                    73,496

MINNESOTA (0.7%)
  7,606  Arden Hills Hsg. & Hlth. Care Fac. Rev. (Presbyterian Homes), Ser. 1999 A,
         (LOC: U.S. Bank), 3.69%, due 11/1/06                                                             A-1+       7,606[3][4]
  1,005  Roseville Private Sch. Fac. Rev. (Northwestern College Proj.), Ser. 2002,
         (LOC: Marshall & Ilsley), 3.69%, due 11/1/06                                           VMIG1                1,005[3][4]
                                                                                                                     8,611

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                             SECURITY @                                         RATING @  @**       VALUE (+)

(000's OMITTED)                                                                                MOODY'S     S&P  (000's OMITTED)
MISSOURI (4.7%)
$11,450  Missouri St. Hlth. & Ed. Fac. Au. Ed. Fac. Rev. (Christian Brothers), Ser. 2002 A,
         (LOC: Commerce Bank N.A.), 3.69%, due 11/1/06                                                    A-1      $11,450[3][4]
  5,105  Missouri St. Hlth. & Ed. Fac. Au. Ed. Fac. Rev. (Drury College), Ser. 1999,
         (LOC: Bank of America), 3.69%, due 11/1/06                                             VMIG1                5,105[3][4]
    100  Missouri St. Hlth. & Ed. Fac. Au. Ed. Fac. Rev. (Drury Univ.), Ser. 2003,
         (LOC: Bank of America), 3.69%, due 11/1/06                                             VMIG1                  100[3][4]
  5,500  Missouri St. Hlth. & Ed. Fac. Au. Ed. Fac. Rev. (Kansas City Art Institute),
         Ser. 2005, (LOC: Commerce Bank N.A.), 3.69%, due 11/1/06                                         A-1        5,500[3][4]
 15,900  Missouri St. Hlth. & Ed. Fac. Au. Hlth. Fac. Rev. (BJC Hlth. Sys.), Ser. 2005 B,
         (LOC: Bank of Nova Scotia), 3.65%, due 11/1/06                                         VMIG1     A-1+      15,900[3][4]p
  2,400  Missouri St. Hlth. & Ed. Fac. Au. Hlth. Fac. Rev. (Lutheran Sr. Svcs.), Ser. 2000,
         (LOC: U.S. Bank), 3.57%, due 11/1/06                                                   VMIG1                2,400[3][4]
  1,200  Missouri St. Pub. Utils. Commission Rev. (Interim Construction Notes),
         Ser. 2006, 4.50%, due 9/15/07                                                           MIG1                1,209
  3,950  St. Louis Ind. Dev. Au. Ind. Rev. (Schnuck Markets, Inc.), Ser. 1985,
         (LOC: U.S. Bank), 3.65%, due 11/2/06                                                    P-1                 3,950[3]
  9,435  Wentzville Sch. Dist. Number R 04 G.O. (ABN Amro Munitops Cert. Trust),
         Ser. 2004, (FGIC Insured), 3.60%, due 11/2/06                                          VMIG1                9,435[3]a
                                                                                                                    55,049

MONTANA (1.5%)
 11,780  Montana Fac. Fin. Au. Rev., Ser. 2006, (LOC: Merrill Lynch Capital Markets),
         3.60%, due 11/2/06                                                                                         11,780[3]
  2,000  Montana St. Board Investment (Muni. Fin. Cons. Act-Intercap), Ser. 2000,
         3.65%, due 3/1/25 Putable 3/1/07                                                       VMIG1                2,000
  3,745  Montana St. Board Investment (Muni. Fin. Cons. Act-Intercap), Ser. 1994,
         3.65%, due 3/1/09 Putable 3/1/07                                                       VMIG1                3,745
                                                                                                                    17,525

NEBRASKA (3.1%)
 10,745  ABN Amro Munitops Cert. Trust, Ser. 2006, (AMBAC Insured),
         3.61%, due 11/2/06                                                                                         10,745![3]a
 12,525  Eclipse Funding Trust (Solar Eclipse-Nebraska Pub. Pwr.), Ser. 2006, (FGIC Insured),
         3.59%, due 11/2/06                                                                               A-1+      12,525[3]y
  7,300  Nebraska Ed. Fin. Au. Rev. (Creighton Univ. Proj.), Ser. 2005 B,
         (LOC: JP Morgan Chase), 3.69%, due 11/1/06                                             VMIG1                7,300[3]
  5,495  Omaha Pub. Pwr. Dist. Elec. Rev. (Floaters), Ser. 2006, (LOC: Goldman Sachs),
         3.60%, due 11/2/06                                                                               A-1+       5,495[3]
                                                                                                                    36,065

NEVADA (2.7%)
  5,235  Clark Co. G.O., Ser. 2006, (FSA Insured), 3.60%, due 11/2/06                                     A-1+       5,235[3]e
  8,595  Las Vegas Valley Wtr. Dist. G.O. (ABN Amro Munitops Cert. Trust), Ser. 2005,
         (FGIC Insured), 3.61%, due 11/2/06                                                     VMIG1                8,595[3]a
  3,300  Nevada St. G.O., Ser. 2000, (FGIC Insured), 3.60%, due 11/2/06                         VMIG1                3,300[3]v
  7,100  North Las Vegas G.O. (ABN Amro Munitops Cert. Trust), Ser. 2006,
         (MBIA Insured), 3.61%, due 11/2/06                                                     VMIG1                7,100![3]a
  7,440  Truckee Meadows Wtr. Au. Wtr. Rev., Ser. 2005 R, (MBIA Insured),
         3.60%, due 11/2/06                                                                     VMIG1                7,440[3]g
                                                                                                                    31,670

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                    SECURITY @                                                   RATING @  @**        VALUE (+)

(000's OMITTED)                                                                                 MOODY'S     S&P  (000's OMITTED)
NEW HAMPSHIRE (2.3%)
$2,700  Merrimack Co. TANS, Ser. 2006, 3.90%, due 12/28/06                                                          $2,701
 5,000  New Hampshire Hlth. & Ed. Fac. Au. Rev. (Frisbie Mem. Hosp.), Ser. 2006,
        (LOC: Bank of America), 3.60%, due 11/2/06                                               VMIG1               5,000[3][4]
   800  New Hampshire Hlth. & Ed. Fac. Au. Rev. (Seacoast Hospice), Ser. 2006,
        (LOC: Citizens Bank), 3.65%, due 11/2/06                                                                       800[3]
 8,500  New Hampshire Hlth. & Ed. Fac. Au. Rev. (Tilton Sch.), Ser. 2006,
        (LOC: Sovereign Bank), 3.57%, due 11/2/06                                                VMIG1               8,500[3][4]o
 4,000  New Hampshire St. Bus. Fin. Au. Rev. (The Taylor Home), Ser. 2005 A,
        (LOC: TD Banknorth N.A.), 3.60%, due 11/2/06                                             VMIG1               4,000[3][4]
 3,400  New Hampshire St. Bus. Fin. Au. Rev. (Valley Reg. Hosp.), Ser. 2003,
        (LOC: Sovereign Bank), 3.59%, due 11/2/06                                                          A-1+      3,400[3][4]c
 2,400  Strafford Co. G.O. TANS, 4.25%, due 12/28/06                                                                 2,401
                                                                                                                    26,802

NEW JERSEY (1.3%)
 2,100  Absecon G.O. BANS, Ser. 2006, 4.50%, due 5/10/07                                                             2,107
 8,200  Muni. Sec. Trust Cert., Ser. 2006 A, (FSA Insured), 3.65%, due 11/1/06                   VMIG1               8,200![3]b
 3,800  Perth Amboy G.O. BANS, Ser. 2006, 4.35%, due 10/19/07                                    MIG1                3,825
 1,000  South River G.O. BANS, Ser. 2006, 4.35%, due 12/6/06                                                         1,001
                                                                                                                    15,133

NEW YORK (4.6%)
 8,330  ABN Amro Munitops Cert. Trust, Ser. 2006-3, (LOC: ABN AMRO Bank NV),
        3.59%, due 11/2/06                                                                       VMIG1               8,330![3]
 2,500  Board Coop. Ed. Svc. Sole Supervisory Dist. RANS, Ser. 2006,
        3.75%, due 6/26/07                                                                                           2,501
 2,000  Clifton Park IDA Multi-Family Hsg. Rev. (Coburg Village Proj.), Ser. 2006,
        (LOC: Freddie Mac), 3.57%, due 11/2/06                                                   VMIG1               2,000[3][4]
 2,000  Colonie G.O. BANS, Ser. 2006, 4.50%, due 4/5/07                                                              2,006
 5,000  Gloversville Sch. Dist. G.O. BANS, Ser. 2006, 3.74%, due 9/27/07                                             5,002
 5,300  Greater Southern Tier Board Coop. Ed. Svcs. Sole Supervisory RANS,
        Ser. 2006, 3.75%, due 6/29/07                                                                                5,303
 2,000  Hilton Central Sch. Dist. G.O. RANS, Ser. 2006, 4.13%, due 6/19/07                                           2,005
 1,700  Liberty Dev. Corp. Rev. (Floaters), Ser. 2006, (LOC: Morgan Stanley),
        3.58%, due 11/2/06                                                                       VMIG1               1,700[3]
   100  New Rochelle Muni. Hsg. Au. Multi-Family Hsg. Mtge.
        Rev.  (Sound Shore Med. Ctr. Apts.), Ser. 2005 A,
        (LOC: Fannie Mae),  3.54%, due 11/2/06                                                             A-1+        100[3][4]
 1,570  New York St. Dorm. Au. Rev., Ser. 2005, (CIFG Insured), 3.60%, due 11/2/06                          A-1      1,570[3]u
 2,775  New York St. Dorm. Au. Rev., Ser. 2005, (FGIC Insured), 3.59%, due 11/2/06               VMIG1               2,775[3]g
 8,500  New York St. Dorm. Au. Rev., Ser. 2006, (FHA Insured), 3.60%, due 11/2/06                           A-1      8,500[3]u
 4,280  New York St. Hsg. Fin. Agcy. Rev. (Historic Front St.), Ser. 2003 A,
        (LOC: Bank of New York), 3.55%, due 11/1/06                                              VMIG1               4,280[3][4]
 4,145  New York St. Thruway Au. Gen. Rev. (Putters), Ser. 2005, (FSA Insured),
        3.60%, due 11/2/06                                                                       VMIG1               4,145[3]p
 3,900  Sales Tax Asset Rec. Corp., Ser. 2004 A, (AMBAC Insured),
        3.60%, due 11/2/06                                                                                 A-1+      3,900[3]g
                                                                                                                    54,117

NORTH DAKOTA (0.2%)
 2,000  North Dakota Rural Wtr. Fin. Corp. (Pub. Proj. Construction Notes),
        Ser. 2004 A-1, 3.60%, due 10/1/07 Putable 4/2/07                                         MIG1                2,000[3]

See Notes to Schedule of Investments


PRINCIPAL AMOUNT                          SECURITY @                                            RATING @@**        VALUE (+)

(000's OMITTED)                                                                                MOODY'S   S&P   (000's OMITTED)
 OHIO (2.5%)
$ 3,525  Cleveland-Cuyahoga Co. Port Au. Ed. Fac. Rev. (Laurel Sch. Proj.), Ser. 2004,
         (LOC: Key Bank), 3.64%, due 11/2/06                                                                        $ 3,525[3][4]
  2,700  Fairfield & Union Local Sch. Dist. G.O. BANS, Ser. 2006, 4.50%, due 3/1/07               SP-1+               2,707
  4,000  Franklin Co. Hlth. Care Fac. Rev. (Chelsea First Comm.), Ser. 2005,
         (LOC: Sovereign Bank), 3.59%, due 11/2/06                                                 A-1+               4,000[3][4]q
  4,000  Franklin Co. Hlth. Care Fac. Rev. (Ohio Presbyterian Retirement Services
         Foundation), Ser. 2006 A, (Radian Insured), 3.60%, due 11/2/06                            A-1                4,000[3][4]cc
  1,250  Groveport G.O. BANS, Ser. 2006, 4.25%, due 1/17/07                                                           1,252
  3,000  Ironton City Sch. Dist. G.O. BANS, Ser. 2006, 4.75%, due 1/25/07                                             3,005
  6,500  Ohio St. Higher Ed. Fac. Comm. Rev. (Kenyon College), Ser. 1998,
         (LOC: Bank One Illinois N.A.), 3.63%, due 11/1/06                                       VMIG1    A-1        6,500[3][4]
  1,220  Olmsted Falls BANS, Ser. 2006, 3.90%, due 10/18/07                                                          1,223
  3,000  Richland Co. G.O. BANS (Correctional Facs.), Ser. 2006, 4.25%, due 2/27/07                                  3,008
                                                                                                                    29,220

 OKLAHOMA (0.2%)
  2,000  Tulsa Co. Ind. Au. Cap. Imp. Rev., Ser. 2003 A, (LOC: Bank of America),
         3.70%, due 5/15/17 Putable 5/15/07                                                               A-1+       2,000[3]

 OREGON (1.7%)
  1,560  Clackamas Co. Hosp. Fac. Au. Rev. Sr. Living Fac. (Mary's Woods), Ser. 2005,
         (LOC: Sovereign Bank), 3.59%, due 11/2/06                                                        A-1+       1,560[3][4]q
  2,220  Oregon St. Homeowner Rev., Ser. 2005,
         (LOC: Landesbank Hessen-Thueringen Girozentrale), 3.61%, due 11/1/06                    VMIG1               2,220[3]
 10,635  Oregon St. Homeowner Rev., Ser. 2006, (LOC: Lloyd's Bank),
         3.61%, due 11/2/06                                                                      VMIG1              10,635[3]
  4,800  Portland Econ. Dev. Rev. (Broadway Hsg. LLC Proj.), Ser. 2003 A,
         (AMBAC Insured), 3.59%, due 11/2/06                                                     VMIG1    A-1        4,800[3][4]g
                                                                                                                    19,215

 PENNSYLVANIA (3.1%)
  1,150  Chester Co. Ind. Dev. Au. IDR (The Woods Proj.), Ser. 1987,
         (LOC: PNC Bank), 3.59%, due 11/2/06                                                              A-1        1,150[3][4]
  1,170  Hamburg Penn. Area Sch. Dist., Ser. 2005, (FSA Insured), 3.58%, due 11/2/06             VMIG1               1,170[3]dd
  7,500  Manheim Township Sch. Dist., Ser. 2004, (FSA Insured), 3.58%, due 11/2/06               VMIG1               7,500[3]aa
  4,330  Moon Ind. Dev. Au. Comm. Fac. Rev. (YMCA of Greater Pittsburgh Proj.),
         Ser. 2005, (LOC: PNC Bank), 3.59%, due 11/2/06                                          VMIG1               4,330[3][4]
  3,955  Neshaminy Sch. Dist. G.O. TRANS, Ser. 2006, 4.75%, due 6/29/07                                              3,976
  1,500  North Wales Wtr. Au. Rural Wtr. Proj. Rev., Ser. 2006 A,
         3.63%, due 10/1/09 Putable 4/2/07                                                       MIG1                1,500[3]
  6,500  Pennsylvania Econ. Dev. Fin. Au. Rev. (Philadelphia Area Independent Sch. Bus.
         Officers Assoc. Fin. Prog.), Ser. 2000 J-4, (LOC: PNC Bank),
         3.59%, due 11/2/06                                                                               -1         6,500[3][4]
  7,250  Pennsylvania St., G.O., Ser. 2002, (FSA Insured), 3.60%, due 11/2/06                             -1         7,250[3]v
  3,220  Washington Co. Hosp. Au. Rev. (Washington Hosp. Proj.), Ser. 2001,
         (LOC: PNC Bank), 3.90%, due 7/1/31 Putable 7/1/07                                       VMIG1              3,222[3][4]
                                                                                                                    36,598

 PUERTO RICO (0.3%)
  3,000  Puerto Rico Ind. Tourist Ed. Med. & Env. Ctrl. Fac. Rev., Ser. 2000,
         (LOC: Morgan Stanley), 3.56%, due 11/2/06                                               VMIG1              3,000[3][4]

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                          SECURITY @                                            RATING @@**          VALUE (+)

(000's OMITTED)                                                                                MOODY'S    S&P    (000's OMITTED)
SOUTH CAROLINA (4.5%)
$ 3,700   Charleston Ed. Excellence Fin. Corp. Rev., Ser. 2006, (LOC: Citibank, N.A.),
          3.60%, due 11/2/06                                                                                       $ 3,700[3]
  4,500   Columbia Parking Fac. Rev., Ser. 2006 1299, (CIFG Insured),
          3.60%, due 11/2/06                                                                    VMIG1                4,500[3]v
 13,535   Greenville Co. Sch. Dist. Installment Purchase Ref. Rev., Ser. 2004-982,
          (LOC: Morgan Stanley), 3.60%, due 11/2/06                                                       A-1       13,535[3]
  6,080   Greenville Co. Sch. Dist. Installment Purchase Rev., Ser. 2006,
          (LOC: Landesbank Hessen-Thueringen Girozentrale), 3.60%, due 11/2/06                            A-1        6,080[3]
 24,745   South Carolina St. Pub. Svc. Au. Rev., Ser. 2006 158-B, (AMBAC Insured),
          3.59%, due 11/2/06                                                                    VMIG1               24,745[3]e
                                                                                                                    52,560
SOUTH DAKOTA (0.3%)
  3,600   Watertown Ind. Dev. Ref. Rev. (Supervalu, Inc. Proj.), Ser. 1994,
          (LOC: Wachovia Bank & Trust Co.), 3.70%, due 11/1/06                                                       3,600[3][4]

TENNESSEE (3.3%)
  3,400   Metro. Gov't. Nashville & Davidson Co. IDB Multi-Family Hsg. Rev. (Spinnaker),
          Ser. 2002, (LOC: Fannie Mae), 3.58%, due 11/1/06                                       A-1+                3,400[3][4]
  2,700   Sevier Co. Pub. Bldg. Au. Rev. (Pub. Construction Notes Proj.), Ser. 2006 A,
          3.60%, due 10/1/08 Putable 4/2/07                                                      MIG1                2,700[3]
  4,400   Sevier Co. Pub. Bldg. Au. Rev. (Local Gov't. Pub. Imp.), Ser. 2002,
          (AMBAC Insured), 3.65%, due 11/1/06                                                   VMIG1                4,400[3]p
  2,150   Shelby Co. G.O., Ser. 1999 A, (LOC: Morgan Stanley), 3.63%, due 11/1/06               VMIG1     A-1+       2,150[3]
 15,995   Tennessee Energy Acquisition Corp. Gas Rev., Ser. 2006,
          (LOC: Merrill Lynch Capital Markets), 3.61%, due 11/2/06                                                  15,995[3]
 10,000   Tennessee Energy Acquisition Corp. Gas Rev. (Merlots), Ser. 2006 C05,
          (LOC: Bank of New York), 3.60%, due 11/1/06                                           VMIG1               10,000[3]
                                                                                                                    38,645

TEXAS (5.9%)
  6,130   Aledo Texas Independent Sch. Dist., Ser. 2005,
          (LOC: Merrill Lynch Capital Markets), 3.60%, due 11/2/06                                                   6,130[3]
  8,300   Amarillo Independent Sch. Dist. G.O. (ABN Amro Munitops Cert. Trust),
          Ser. 2005, (LOC: ABN AMRO Bank NV), 3.61%, due 11/2/06                                VMIG1                8,300[3]
  6,435   Bexar Co. Hsg. Fin. Corp. Multi-Family Hsg. Rev. (Vista Meadows Proj.),
          Ser. 2006, (LOC: Freddie Mac), 3.59%, due 11/2/06                                     VMIG1                6,435[3][4]
    490   Gulf Coast Waste Disp. Au. Rev. (Armco, Inc. Proj.), Ser. 1998,
          (LOC: PNC Bank), 3.59%, due 11/2/06                                                                          490[3][4]
  5,000   Harris Co. Rev., Ser. 2005 R, (FSA Insured), 3.60%, due 11/2/06                       VMIG1                5,000[3]g
  6,480   Harris Co. Hlth. Fac. Dev. Corp. Rev., Ser. 2005, (LOC: JP Morgan Chase),
          3.60%, due 11/2/06                                                                    VMIG1     A-1+       6,480[3]
  7,780   Keller Ind. Sch. Dist. G.O. (ABN Amro Munitops Cert. Trust), Ser. 2006-30,
          (LOC: ABN AMRO Bank NV), 3.61%, due 11/2/06                                           VMIG1                7,780![3]
  3,500   Muni. Sec. Trust Cert., Ser. 2006 A, (LOC: Bear Stearns), 3.65%, due 11/1/06          VMIG1                3,500![3]
  7,610   San Antonio Wtr. Rev., Ser. 2006, (MBIA Insured), 3.60%, due 11/2/06                                       7,610[3]u
  5,115   San Antonio Wtr. Rev., Ser. 2006, (MBIA Insured), 3.60%, due 11/2/06                  VMIG1                5,115[3]h
  3,850   Tarrant Co. Hsg. Fin. Corp. Multi-Family Ref. Rev. (Sierra Springs Apts. Proj.),
          Ser. 1999, (LOC: Fannie Mae), 3.60%, due 11/1/06                                       A-1+                3,850[3][4]
  6,150   Texas A & M Univ. Sys. Board Reg. Perm. Univ. Fund, Ser. 2006,
          (LOC: Goldman Sachs), 3.60%, due 11/2/06                                                                   6,150[3]
  2,000   Texas St. TRANS, Ser. 2006, 4.50%, due 8/31/07                                         MIG1    SP-1+       2,015
                                                                                                                    68,855

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                          SECURITY @                                            RATING @@**          VALUE (+)

(000's OMITTED)                                                                                MOODY'S    S&P    (000's OMITTED)
UTAH (1.7%)
$ 3,000   Lehi Elec. Util. Rev., Ser. 2005, (FSA Insured), 3.65%, due 11/1/06                    Aaa               $ 3,000[3]l
  4,800   Murray City Hosp. Rev. (IHC Hlth. Svc. Inc.), Ser. 2003 C, 3.65%, due 11/1/06          Aa1      A-1+       4,800[3]
  6,600   Utah Wtr. Fin. Agcy. Rev., Ser. 2006, (AMBAC Insured), 3.61%, due 11/1/06             VMIG1                6,600[3]p
  5,650   West Valley City IDR (Johnson Matthey, Inc. Proj.), Ser. 1987,
          (LOC: HSBC Bank N.A.), 3.66%, due 11/1/06                                                                  5,650[3][4]
                                                                                                                    20,050

VERMONT (2.3%)
  1,715   Vermont Ed. & Hlth. Bldg. Fin. Agcy. Rev. (Brattleboro Hosp.),
          Ser. 2004 A, (LOC: TD Banknorth N.A.), 3.65%, due 11/1/06                             VMIG1                1,715[3][4]
  4,130   Vermont Ed. & Hlth. Bldg. Fin. Agcy. Rev. (Landmark College),
          Ser. 2004 B, (Radian Insured), 3.61%, due 11/2/06                                               A-1        4,130[3][4]s
  3,400   Vermont Ed. & Hlth. Bldg. Fin. Agcy. Rev. (Middlebury College Proj.),
          Ser. 2002 B, 3.16%, due 11/1/32 Putable 11/1/06                                                            3,400[3]
  9,765   Vermont Ed. & Hlth. Bldg. Fin. Agcy. Rev. (Northeastern Hosp.),
          Ser. 2004 A,  (LOC: TD Banknorth N.A.), 3.65%, due 11/1/06                            VMIG1                9,765[3][4]
  4,000   Vermont Ed. & Hlth. Bldg. Fin. Agcy. Rev. (Porter Hosp.),
          Ser. 2005 A, (LOC: TD Banknorth N.A), 3.60%, due 11/2/06                              VMIG1                4,000[3][4]
  3,850   Winooski Spec. Oblig. Ref. BANS, Ser. 2006 A, (LOC: TD Banknorth N.A.),
          3.65%, due 11/1/06                                                                    VMIG1                3,850[3]
                                                                                                                    26,860

VIRGINIA (1.3%)
 15,450   Newport News Redev. & Hsg. Au. Multi-Family Hsg. Ref. Rev.
          (Springhouse Apts. Proj.), Ser. 2001, (LOC: Freddie Mac), 3.58%, due 11/2/06                    A-1+      15,450[3][4]

WASHINGTON (6.3%)
 10,395   King Co. Sch. Dist. No. 411 (Issaquah) G.O., Ser. 2006, (FSA Insured),
          3.59%, due 11/2/06                                                                    VMIG1               10,395[3]e
  5,290   Pierce Co. Sch. Dist. Number 010 Tacoma G.O., Ser. 2005, (FSA Insured),
          3.60%, due 11/2/06                                                                    VMIG1                5,290[3]u
  7,250   Port of Seattle Rev., Ser. 2006, (LOC: Merrill Lynch Capital Markets),
          3.60%, due 11/2/06                                                                                         7,250[3]
 10,335   Port of Seattle Rev. (Spears), Ser. 2005 DB-168, (MBIA Insured),
          3.59%, due 11/2/06                                                                                        10,335[3]k
  6,490   Seattle Hsg. Au. Low-Income Hsg. Assist. Rev. (Foss Home Proj.), Ser. 1994,
          (LOC: Wells Fargo Bank & Trust Co.), 3.60%, due 11/2/06                                         A-1+       6,490[3][4]
  3,770   Seattle Museum Dev. Au. Spec. Oblig. Rev. (Merlots), Ser. 2005 D,
          (LOC: Wachovia Bank & Trust Co.), 3.60%, due 11/1/06                                            A-1+       3,770[3]
  8,035   Univ. of Washington Rev., Ser. 2005, (FSA Insured), 3.60%, due 11/1/06                          A-1+       8,035[3]u
  9,000   Washington St. Hsg. Fin. Commission Non-Profit Rev. (Bush Sch. Proj.),
          Ser. 2006, (LOC: Bank of America), 3.60%, due 11/2/06                                 VMIG1                9,000[3][4]
  9,010   Washington St. Hsg. Fin. Commission Non-Profit Rev. (Panorama City Proj.),
          Ser. 1997, (LOC: Key Bank), 3.68%, due 11/1/06                                        VMIG1                9,010[3][4]
  1,900   Washington St. Hsg. Fin. Commission Non-Profit Rev.  (Tacoma Art Museum Proj.),
          Ser. 2002, (LOC: Northern Trust Co.),  3.69%, due 11/1/06                             VMIG1                1,900[3][4]
  2,400   Washington St. Hsg. Fin. Commission Non-Profit Rev. (Vincent De Paul Proj.),
          Ser. 2000 A, (LOC: Wells Fargo Bank & Trust Co.), 3.60%, due 11/2/06                            A-1+       2,400[3][4]
                                                                                                                    73,875

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                          SECURITY @                                            RATING @@**          VALUE (+)

(000's OMITTED)                                                                                MOODY'S    S&P    (000's OMITTED)
WISCONSIN (3.3%)
$ 3,000   Antigo Unified Sch. Dist. TRANS, Ser. 2006, 3.85%, due 11/1/07                                           $ 3,005
  4,540   Edgerton Sch. Dist. G.O. TRANS, Ser. 2006, 3.71%, due 10/24/07                                             4,542
  1,600   Marshfield Unified Sch. Dist. BANS, Ser. 2005 A, 4.20%, due 11/1/06                    MIG1                1,600
  2,000   Nicolet High Sch. Dist. TRANS, Ser. 2006, 4.25%, due 10/30/07                                              2,011
  1,700   Wisconsin Sch. Dist. Cash Flow Management Prog. CTFS Partner,
          Ser. 2006 A-2, 4.50%, due 9/19/07                                                      MIG1                1,714
  3,315   Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Blood Ctr.), Ser. 1994 A,
          (LOC: Marshall & Ilsley), 3.60%, due 11/1/06                                                    A-1        3,315[3][4]
  8,200   Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Marshfield), Ser. 2006 B,
          (LOC: Marshall & Ilsley), 3.60%, due 11/2/06                                                    A-1        8,200[3][4]
 13,700   Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Oakwood Village), Ser. 2005,
          (LOC: Marshall & Ilsley), 3.59%, due 11/2/06                                          VMIG1               13,700[3][4]
                                                                                                                    38,087

TOTAL INVESTMENTS (98.7%)                                                                                        1,150,337
Cash, receivables and other assets, less liabilities (1.3%)                                                         14,784
TOTAL NET ASSETS (100.0%)                                                                                       $1,165,121

See Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS

(+) Investment securities are valued at amortized cost, which approximates U.S. federal income tax cost.

@ Municipal securities held by the funds are within the two highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Service, Inc. or Standard & Poor's or, where not rated, are determined by the fund's investment manager to be of comparable quality. Approximately 89% and 86% of the municipal securities held by National Municipal Money Fund ("National Municipal Money") and Tax-Free Money Fund ("Tax-Free Money"), respectively, have credit enhancement features backing them, which the funds may rely on, such as letters of credit, insurance, or guarantees. Without these credit enhancement features the securities may or may not meet the quality standards of the funds. Pre-refunded bonds are supported by securities in escrow issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. The amount escrowed is sufficient to pay the periodic interest due and the principal of these bonds. Putable bonds give the funds the right to sell back the issue on the date specified.

@@ Where no rating appears from any NRSRO, the security is deemed unrated for purposes of Rule 2a-7 under the Investment Company Act of 1940, as amended. Each of these securities is an eligible security based on a comparable quality analysis performed by the fund's investment manager.

[4]  Security is guaranteed by the corporate or non-profit obligor.

! Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A and have been deemed by the investment manager to be liquid. At October 31, 2006, these securities amounted to $4,895,000 or 2.9% of net assets for National Municipal Money and $90,460,000 or 7.8% of net assets for Tax-Free Money.

[3] Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of October 31, 2006.

**   Credit ratings are unaudited.

[1] All or a portion of this security was purchased on a when-issued basis. At October 31, 2006, these securities amounted to $2,005,000 for National Municipal Money.

[2] All or a portion of this security is segregated as collateral for when-issued purchase commitments.

a Security is subject to a guarantee provided by ABN AMRO Bank NV, backing 100% of the total principal.

b Security is subject to a guarantee provided by Bear Stearns, backing 100% of the total principal.

c Security is subject to a guarantee provided by Bank of New York, backing 100% of the total principal.

d Security is subject to a guarantee provided by Bayerische Landesbank, backing 100% of the total principal.

e Security is subject to a guarantee provided by BNP Paribas, backing 100% of the total principal.

f Security is subject to a guarantee provided by Branch Banking & Trust Co., backing 100% of the total principal.

g Security is subject to a guarantee provided by Citibank, N.A., backing 100% of the total principal.

h Security is subject to a guarantee provided by Citigroup Global Markets, backing 100% of the total principal.

i Security is subject to a guarantee provided by Norwest Bank, backing 100% of the total principal.

j Security is subject to a guarantee provided by KredietBank, backing 100% of the total principal.

k Security is subject to a guarantee provided by Deutsche Bank, backing 100% of the total principal.

l Security is subject to a guarantee provided by Dexia Credit Locale de France, backing 100% of the total principal.

m Security is subject to a guarantee provided by Chase Bank, backing 100% of the total principal.

n Security is subject to a guarantee provided by Goldman Sachs, backing 100% of the total principal.

o Security is subject to a guarantee provided by Bank of Nova Scotia, backing 100% of the total principal.

p Security is subject to a guarantee provided by JP Morgan Chase, backing 100% of the total principal.

q Security is subject to a guarantee provided by Key Bank, backing 100% of the total principal.

r Security is subject to a guarantee provided by LaSalle National Bank, backing 100% of the total principal.

s Security is subject to a guarantee provided by TD Banknorth N.A., backing 100% of the total principal.

t Security is subject to a guarantee provided by Lloyd's Bank, backing 100% of the total principal.

u Security is subject to a guarantee provided by Merrill Lynch Capital Markets, backing 100% of the total principal.

v Security is subject to a guarantee provided by Morgan Stanley, backing 100% of the total principal.

w Security is subject to a guarantee provided by PNC Bank, backing 100% of the total principal.

x Security is subject to a guarantee provided by Societe Generale, backing 100% of the total principal.

y Security is subject to a guarantee provided by U.S. Bank, backing 100% of the total principal.

z Security is subject to a guarantee provided by Wachovia Bank & Trust Co., backing 100% of the total principal.

aa Security is subject to a guarantee provided by RBC Centura Bank, backing 100% of the total principal.

bb Security is subject to a guarantee provided by Banco Santander, backing 100% of the total principal.

cc Security is subject to a guarantee provided by National City Bank, backing 100% of the total principal.

dd Security is subject to a guarantee provided by Bank of Canada, backing 100% of the total principal.

STATEMENTS OF ASSETS AND LIABILITIES

(000's OMITTED EXCEPT PER SHARE AMOUNTS)

                                                                             NATIONAL MUNICIPAL   TAX-FREE MONEY
                                                                                 MONEY FUND            FUND
ASSETS
Investments in securities, at value(*) (Note A)-see Schedule of Investments:      $169,479          $1,150,337
Cash                                                                                 1,595               8,302
Interest receivable                                                                  1,106               7,794
Receivable for securities sold                                                         399               2,530
Receivable from investment manager-net (Note B)                                         13                  --
Prepaid expenses and other assets                                                        2                 137
                                                                             -----------------------------------
Total Assets                                                                       172,594           1,169,100
                                                                             -----------------------------------
LIABILITIES
Distributions payable                                                                   --                 377
Payable for securities purchased                                                     2,005               3,400
Payable to investment manager-net (Note B)                                              --                  93
Payable to administrator (Note B)                                                       --                  73
Accrued expenses and other payables                                                     45                  36
                                                                             -----------------------------------
Total Liabilities                                                                    2,050               3,979
                                                                             -----------------------------------
Net Assets at value                                                               $170,544          $1,165,121
                                                                             -----------------------------------
NET ASSETS CONSIST OF:
Paid-in capital                                                                   $170,528          $1,165,069
Accumulated net realized gains (losses) on investments                                  16                  52
                                                                             -----------------------------------
Net Assets at value                                                               $170,544          $1,165,121
                                                                             -----------------------------------
Shares Outstanding ($.001 par value; unlimited shares authorized)                  170,528           1,165,069
                                                                             -----------------------------------
Net Asset Value, offering and redemption price per share                          $   1.00          $     1.00
                                                                             -----------------------------------
(*)Cost of investments:                                                           $169,479          $1,150,337
                                                                             -----------------------------------

See Notes to Financial Statements

STATEMENTS OF OPERATIONS

                                                                           NATIONAL MUNICIPAL              TAX-FREE
                                                                                  MONEY                      MONEY
(000's OMITTED)                                                                   FUND                       FUND
                                                                        ------------------------   ------------------------
                                                                        PERIOD FROM DECEMBER 19,   PERIOD FROM DECEMBER 19,
                                                                           2005 (COMMENCEMENT         2005 (COMMENCEMENT
                                                                             OF OPERATIONS)             OF OPERATIONS)
INVESTMENT INCOME                                                          TO OCTOBER 31, 2006        TO OCTOBER 31, 2006
INCOME (NOTE A):
Interest income                                                                  $4,839                     $18,732
EXPENSES:
Investment management fees (Note B)                                                 352                       1,319
Administration fees (Note B)                                                        112                         432
Shareholder servicing agent fees                                                      9                          12
Organization and initial offering expenses (Note A)                                  28                          28
Audit fees                                                                           34                          15
Custodian fees (Note B)                                                              55                          62
Insurance expense                                                                     7                          14
Legal fees                                                                           30                          30
Registration and filing fees                                                         87                          67
Shareholder reports                                                                  20                          20
Trustees' fees and expenses                                                          24                          24
Miscellaneous                                                                         2                          29
                                                                        ---------------------------------------------------
Total expenses                                                                      760                       2,052
Expenses reimbursed by administrator (Note B)                                       (62)                         --
Management and administration fees waived (Note B)                                 (464)                     (1,029)
Expenses reduced by custodian fee expense offset arrangement (Note B)               (13)                       (128)
                                                                        ---------------------------------------------------
Total net expenses                                                                  221                         895
                                                                        ---------------------------------------------------
Net investment income (loss)                                                      4,618                      17,837
                                                                        ---------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers                               16                          52
                                                                        ---------------------------------------------------
Net gain (loss) on investments                                                       16                          52
                                                                        ---------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  $4,634                     $17,889
                                                                        ---------------------------------------------------

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  NATIONAL MUNICIPAL MONEY FUND   TAX-FREE MONEY FUND
                                                                  -----------------------------   -------------------
                                                                           PERIOD FROM                PERIOD FROM
                                                                        DECEMBER 19, 2005          DECEMBER 19, 2005
                                                                         (COMMENCEMENT OF           (COMMENCEMENT OF
                                                                          OPERATIONS) TO             OPERATIONS) TO
(000's OMITTED)                                                          OCTOBER 31, 2006           OCTOBER 31, 2006
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                               $     4,618                $    17,837
Net realized gain (loss) on investments                                             16                         52
Net increase (decrease) in net assets resulting from operations                  4,634                     17,889

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE A):
Net investment income                                                           (4,618)                   (17,837)

FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold                                                    1,805,891                  7,375,109
Proceeds from reinvestment of dividends and distributions                        3,040                     14,793
Payments for shares redeemed                                                (1,638,403)                (6,224,833)
Net increase (decrease) from Fund share transactions                           170,528                  1,165,069
NET INCREASE (DECREASE) IN NET ASSETS                                          170,544                  1,165,121

NET ASSETS:
Beginning of period                                                                 --                         --
End of period                                                              $   170,544                $ 1,165,121
Undistributed net investment income (loss) at end of period                $        --                $        --

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

Note A--Summary of Significant Accounting Policies:

1 GENERAL: National Municipal Money Fund ("National Municipal Money") and Tax-Free Money Fund ("Tax-Free Money") (individually a "Fund", collectively, the "Funds") are separate operating series of Neuberger Berman Income Funds (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated December 23, 1992. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Funds offer Reserve Class shares. National Municipal Money and Tax-Free Money had no operations until December 19, 2005, other than matters related to their organization and registration of their shares as a series of the Trust under the 1933 Act. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

     It is the policy of the Funds to maintain a continuous net asset value per share of $1.00; each of the Funds has adopted certain investment, valuation, and dividend and distribution policies, which conform to general industry practice, to enable it to do so. However, there is no assurance each of the Funds will be able to maintain a stable net asset value per share. Each of these Funds complies with Rule 2a-7 of the 1940 Act.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations.

4 INCOME TAX INFORMATION: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the intention of each Fund to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund as a whole. The Funds may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

     As determined on October 31, 2006, there were no permanent differences resulting primarily from different book and tax accounting for the Funds.

     The tax character of distributions paid during the period ended October 31, 2006 were as follows:


                                    DISTRIBUTIONS PAID FROM:
                          TAXABLE INCOME  TAX-EXEMPT INCOME  LONG-TERM CAPITAL GAIN     TOTAL
                               2006              2006                 2006              2006
NATIONAL MUNICIPAL MONEY       $--           $ 4,617,630              $--            $ 4,617,630
TAX-FREE MONEY                  --            17,837,465               --             17,837,465

     As of October 31, 2006, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

                          UNDISTRIBUTED  UNDISTRIBUTED      LOSS
                            ORDINARY      TAX-EXEMPT    CARRYFORWARDS
                             INCOME         INCOME      AND DEFERRALS    TOTAL
NATIONAL MUNICIPAL MONEY     $16,094       $ 21,937          $--       $ 38,031
TAX-FREE MONEY                51,582        398,522           --        450,104

     The differences between book basis and tax basis distributable earnings are attributable primarily to timing differences of distribution payments and organization expenses.

     To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. As determined on October 31, 2006, the Funds did not have unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains.

5 DISTRIBUTIONS TO SHAREHOLDERS: Each Fund earns income, net of expenses, daily on its investments. It is the policy of each Fund to declare distributions from net investment income on each business day; such distributions are paid monthly. Distributions from net realized capital gains, if any, are generally distributed in December. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

6 ORGANIZATION EXPENSES: Costs incurred in connection with the organization of the Funds have been expensed as incurred, amounting to $28,297 and $28,292 for National Municipal Money and Tax-Free Money, respectively.

7 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributed to a Fund are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Fund or the Trust are allocated among the Funds and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

8 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B--Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

     Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee at the annual rate of 0.25% of the first $500 million of that Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion.

     Lehman Brothers Asset Management LLC ("LBAM"), as sub-adviser to the Funds, receives a monthly fee paid by Management, based on an annual rate of each Fund's average daily net assets. The Funds do not pay a fee directly to LBAM for such services.

     Each Fund retains Management as its administrator under an Administration Agreement. Each Fund's Reserve Class pays Management an administration fee at the annual rate of 0.08% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

     Management has voluntarily undertaken to reimburse and/or waive operating expenses (including fees payable to Management but excluding interest, taxes, brokerage commissions, and extraordinary expenses) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

                                                               INVESTMENT               VOLUNTARY
                                                             MANAGEMENT AND           REIMBURSEMENT
                                          VOLUNTARY       ADMINISTRATION FEES        FROM MANAGEMENT
                                           EXPENSE       WAIVED FOR THE PERIOD    FOR THE PERIOD ENDED
CLASS                                   LIMITATION(1)  ENDED OCTOBER 31, 2006(2)   OCTOBER 31, 2006(2)
NATIONAL MUNICIPAL MONEY RESERVE CLASS      0.17%              $  464,259                $62,228
TAX-FREE MONEY RESERVE CLASS                0.20%(3)            1,028,974                     --

(1) Expense limitation per annum of the respective class' average daily net assets. Management may, at its sole discretion, terminate this agreement without notice to each Fund.

(2) Period from December 19, 2005 (Commencement of Operations) to October 31, 2006.

(3) Prior to June 1, 2006, Management had voluntarily agreed to reimburse and/or waive certain expenses of the Reserve Class of Tax-Free Money, so that the total annual Operating Expenses of the Fund were limited to 0.17% of the average net assets. Effective June 1, 2006, Management voluntarily agreed to reimburse or waive certain expenses of the Reserve Class of Tax-Free Money, so that the total annual Operating Expenses of the Fund are limited to 0.20% of the average net assets. Management expects that, in the future, it may voluntarily reimburse or waive certain expenses of the Fund, so that the total annual Operating Expenses of the Fund are limited to 0.23% of average net assets.

     Management and LBAM, sub-adviser to each Fund, are wholly owned subsidiaries of Lehman Brothers Holdings Inc., a publicly-owned holding company. LBAM is retained by Management to provide day-to-day investment management services. As investment manager, Management is responsible for overseeing the investment activities of LBAM. Several individuals who are officers and/or Trustees of the Trust are also employees of LBAM and/or Management.

     Each class of shares also has a distribution agreement with Management. Management receives no compensation under it and no commissions for sales or redemptions of shares of beneficial interest of each share class.

     Each Fund has an expense offset arrangement in connection with its custodian contract. For the period ended October 31, 2006, the impact of this arrangement was a reduction of expenses of $13,412 and $127,599 for National Municipal Money and Tax-Free Money, respectively.

Note C--Securities Transactions:

     All securities transactions for the Funds were short-term.

Note D--Fund Share Transactions:

     Share activity at $1.00 per share for the period ended October 31, 2006 was as follows:

                                    FOR THE PERIOD ENDED OCTOBER 31, 2006(1)
                            ---------------------------------------------------------
                                           SHARES ISSUED ON
                                            REINVESTMENT OF
                              SHARES         DIVIDENDS AND       SHARES
(000's OMITTED)                SOLD          DISTRIBUTIONS      REDEEMED      TOTAL
NATIONAL MUNICIPAL MONEY:
RESERVE CLASS               1,805,891(2)          3,040       (1,638,403)     170,528

TAX-FREE MONEY:
RESERVE CLASS               7,375,109(2)         14,793       (6,224,833)   1,165,069

(1) Period from December 19, 2005 (Commencement of Operations) to October 31, 2006.

(2)  Includes initial capitalization of $10 on December 19, 2005.

Note E--Recent Accounting Pronouncements:

     On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 clarifies the accounting for income taxes, by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. FIN 48 requires that a "more-likely-than-not" threshold be met before the benefit of a tax position may be recognized in the financial statements and prescribes how such benefit should be measured. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, Management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

     In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Funds' financial position or results of operations.

FINANCIAL HIGHLIGHTS

NATIONAL MUNICIPAL MONEY FUND

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the Financial Statements.

RESERVE CLASS

                                                                  PERIOD FROM
                                                              DECEMBER 19, 2005^
                                                             TO OCTOBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD                                $1.0000
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)                                          .0287
NET GAINS OR LOSSES ON SECURITIES                                     .0001
TOTAL FROM INVESTMENT OPERATIONS                                      .0288

LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                                (.0287)
NET ASSET VALUE, END OF PERIOD                                      $1.0001
TOTAL RETURN++                                                         2.90%**

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                             $ 170.5
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                          .17%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS+++                          .16%*
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS            3.28%*

See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS

TAX-FREE MONEY FUND

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the Financial Statements.

RESERVE CLASS

                                                               PERIOD FROM
                                                            DECEMBER 19, 2005^
                                                           TO OCTOBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD                            $ 1.0000
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)                                       .0282
NET GAINS OR LOSSES ON SECURITIES                                  .0000
TOTAL FROM INVESTMENT OPERATIONS                                   .0282

LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                             (.0282)
NET ASSET VALUE, END OF PERIOD                                  $ 1.0000
TOTAL RETURN++                                                      2.86%**

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                         $1,165.1
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                       .19%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS+++                       .17%*
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS         3.30%*

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during the fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

+++ After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

                                                                     PERIOD FROM
                                              DECEMBER 19, 2005 (COMMENCEMENT OF
                                                 OPERATIONS) TO OCTOBER 31, 2006

NATIONAL MUNICIPAL MONEY RESERVE CLASS                                      .53%
TAX-FREE MONEY RESERVE CLASS                                                .36%

*    Annualized.

**   Not annualized.

^    The date investment operations commenced.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees Neuberger Berman Income Funds and Shareholders of National Municipal Money Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of National Municipal Money Fund (the "Fund") as of October 31, 2006, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from December 19, 2005 (commencement of operations) to October 31, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the National Municipal Money Fund at October 31, 2006, the results of its operations, the changes in its net assets, and its financial highlights for the period from December 19, 2005 (commencement of operations) to October 31, 2006, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst & Young LLP

Boston, Massachusetts
December 8, 2006

Report of Independent Registered Public Accounting Firm

To the Board of Trustees
Neuberger Berman Income Funds and
Shareholders of
Tax Free Money Fund

We have audited the accompanying statement of assets and liabilities of the Tax Free Money Fund, a series of the Neuberger Berman Income Funds (the "Trust"), including the schedule of investments, as of October 31, 2006, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period December 19, 2005 (commencement of operations) to October 31, 2006. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Tax Free Money Fund, as of October 31, 2006, and the result of its operations, the changes in its net assets, and the financial highlights for the period December 19, 2005 (commencement of operations) to October 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

                                        /s/ Tait Weller & Baker LLP

Philadelphia, Pennsylvania
December 8, 2006

Directory

INVESTMENT MANAGER, ADMINISTRATOR AND DISTRIBUTOR
Neuberger Berman Management Inc.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
Institutional Support Services 888.556.9030

SUB-ADVISER
Lehman Brothers Asset Management LLC
745 Seventh Avenue
New York, NY 10019

CUSTODIAN AND SHAREHOLDER SERVICING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

LEGAL COUNSEL
Kirkpatrick & Lockhart Nicholson Graham LLP
1601 K Street, NW
Washington, DC 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

Trustee and Officer Information

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling
(800) 877-9700.

Information about the Board of Trustees

                                                                                NUMBER OF
                                                                              PORTFOLIOS IN
                            POSITION AND                                       FUND COMPLEX           OTHER DIRECTORSHIPS HELD
NAME, AGE, AND                LENGTH OF                                        OVERSEEN BY            OUTSIDE FUND COMPLEX BY
ADDRESS(1)                 TIME SERVED(2)      PRINCIPAL OCCUPATION(S)(3)    FUND TRUSTEE(4)                FUND TRUSTEE
INDEPENDENT FUND TRUSTEES

JOHN CANNON (76)          Trustee since      Consultant; formerly,           56                Independent Trustee or Director of
                          1994               Chairman, CDC Investment                          three series of Oppenheimer Funds:
                                             Advisers (registered                              Limited Term New York Municipal Fund,
                                             investment adviser), 1993 to                      Rochester Fund Municipals, and
                                             January 1999; formerly,                           Oppenheimer Convertible Securities
                                             President and Chief Executive                     Fund since 1992.
                                             Officer, AMA Investment
                                             Advisors, an affiliate of the
                                             American Medical Association.

FAITH COLISH (71)         Trustee since      Counsel, Carter Ledyard &       56                Advisory Director, ABA Retirement
                          2000               Milburn LLP (law firm) since                      Funds (formerly, American Bar
                                             October 2002; formerly,                           Retirement Association (ABRA)) since
                                             Attorney-at-Law and                               1997 (not-for-profit membership
                                             President, Faith Colish, A                        association).
                                             Professional Corporation,
                                             1980 to 2002.

C. ANNE HARVEY (69)       Trustee since      President, C.A. Harvey          56                Formerly, President, Board of
                          2000               Associates since October                          Associates to The National
                                             2001; formerly, Director,                         Rehabilitation Hospital's Board of
                                             AARP, 1978 to December 2001.                      Directors, 2001 to 2002; formerly,
                                                                                               Member, Individual Investors Advisory
                                                                                               Committee to the New York Stock
                                                                                               Exchange Board of Directors, 1998 to
                                                                                               June 2002.


                                                                                NUMBER OF
                                                                              PORTFOLIOS IN
                            POSITION AND                                       FUND COMPLEX           OTHER DIRECTORSHIPS HELD
NAME, AGE, AND                LENGTH OF                                        OVERSEEN BY            OUTSIDE FUND COMPLEX BY
ADDRESS(1)                 TIME SERVED(2)      PRINCIPAL OCCUPATION(S)(3)    FUND TRUSTEE(4)                FUND TRUSTEE
ROBERT A. KAVESH (79)     Trustee since      Marcus Nadler Professor         56                Director, The Caring Community
                          1993               Emeritus of Finance and                           (not-for-profit); formerly, Director,
                                             Economics, New York                               DEL Laboratories, Inc. (cosmetics and
                                             University Stern School of                        pharmaceuticals), 1978 to 2004;
                                             Business; formerly, Executive                     formerly, Director, Apple Bank for
                                             Secretary-Treasurer, American                     Savings, 1979 to 1990; formerly,
                                             Finance Association, 1961 to                      Director, Western Pacific Industries,
                                             1979.                                             Inc., 1972 to 1986 (public company).

HOWARD A. MILEAF (69)     Trustee since      Retired; formerly, Vice         56                Director, Webfinancial Corporation
                          2000               President and General                             (holding company) since December
                                             Counsel, WHX Corporation                          2002; formerly, Director WHX
                                             (holding company), 1993 to                        Corporation (holding company),
                                             2001.                                             January 2002 to June 2005; formerly,
                                                                                               Director, State Theatre of New Jersey
                                                                                               (not-for-profit theater), 2000 to
                                                                                               2005; formerly, Director, Kevlin
                                                                                               Corporation (manufacturer of
                                                                                               microwave and other products).

EDWARD I. O'BRIEN (78)    Trustee since      Formerly, Member, Investment    56                Director, Legg Mason, Inc. (financial
                          2000               Policy Committee, Edward                          services holding company) since 1993;
                                             Jones, 1993 to 2001;                              formerly, Director, Boston Financial
                                             President, Securities                             Group (real estate and tax shelters),
                                             Industry Association ("SIA")                      1993 to 1999.
                                             (securities industry's
                                             representative in government
                                             relations and regulatory
                                             matters at the federal and
                                             state levels), 1974 to 1992;
                                             Adviser to SIA, November 1992
                                             to November 1993.

WILLIAM E. RULON (74)     Trustee since      Retired; formerly, Senior       56                Formerly, Director, Pro-Kids Golf and
                          1993               Vice President, Foodmaker,                        Learning Academy (teach golf and
                                             Inc. (operator and franchiser                     computer usage to "at risk"
                                             of restaurants) until January                     children), 1998 to 2006; formerly,
                                             1997.                                             Director, Prandium, Inc.
                                                                                               (restaurants), March 2001 to July
                                                                                               2002.

                                                                                NUMBER OF
                                                                              PORTFOLIOS IN
                            POSITION AND                                       FUND COMPLEX           OTHER DIRECTORSHIPS HELD
NAME, AGE, AND                LENGTH OF                                        OVERSEEN BY            OUTSIDE FUND COMPLEX BY
ADDRESS(1)                 TIME SERVED(2)      PRINCIPAL OCCUPATION(S)(3)    FUND TRUSTEE(4)                FUND TRUSTEE
CORNELIUS T. RYAN (75)    Trustee since      Founding General Partner,       56                None.
                          2000               Oxford Partners and Oxford
                                             Bioscience Partners (venture
                                             capital investing) and
                                             President, Oxford Venture
                                             Corporation since 1981.

TOM D. SEIP (56)          Trustee since      General Partner, Seip           56                Director, H&R Block, Inc. (financial
                          2000; Lead         Investments LP (a private                         services company) since May 2001;
                          Independent        investment partnership);                          Director, America One Foundation
                          Trustee            formerly, President and CEO,                      since 1998; formerly, Director,
                          beginning 2006     Westaff, Inc. (temporary                          Forward Management, Inc. (asset
                                             staffing), May 2001 to                            management company), 1999 to 2006;
                                             January 2002; formerly,                           formerly Director, E-Bay Zoological
                                             Senior Executive at the                           Society, 1999 to 2003; formerly,
                                             Charles Schwab Corporation,                       Director, General Magic (voice
                                             1983 to 1999, including Chief                     recognition software), 2001 to 2002;
                                             Executive Officer, Charles                        formerly, Director, E-Finance
                                             Schwab Investment Management,                     Corporation (credit decisioning
                                             Inc. and Trustee, Schwab                          services), 1999 to 2003; formerly,
                                             Family of Funds and Schwab                        Director, Save-Daily.com (micro
                                             Investments, 1997 to 1998,                        investing services), 1999 to 2003.
                                             and Executive Vice
                                             President-Retail Brokerage,
                                             Charles Schwab Investment
                                             Management, 1994 to 1997.

CANDACE L. STRAIGHT (59)  Trustee since      Private investor and            56                Director, Montpelier Re (reinsurance
                          1993               consultant specializing in                        company) since 2006; Director,
                                             the insurance industry;                           National Atlantic Holdings
                                             formerly, Advisory Director,                      Corporation (property and casualty
                                             Securitas Capital LLC (a                          insurance company) since 2004;
                                             global private equity                             Director, The Proformance Insurance
                                             investment firm dedicated to                      Company (personal lines property and
                                             making investments in the                         casualty insurance company) since
                                             insurance sector), 1998 to                        March 2004; formerly, Director,
                                             December 2003.                                    Providence Washington Insurance
                                                                                               Company (property and casualty
                                                                                               insurance company), December 1998 to
                                                                                               March 2006; formerly, Director,
                                                                                               Summit Global Partners (insurance
                                                                                               brokerage firm), 2000 to 2005.


                                                                                NUMBER OF
                                                                              PORTFOLIOS IN
                            POSITION AND                                       FUND COMPLEX           OTHER DIRECTORSHIPS HELD
NAME, AGE, AND                LENGTH OF                                        OVERSEEN BY            OUTSIDE FUND COMPLEX BY
ADDRESS(1)                 TIME SERVED(2)      PRINCIPAL OCCUPATION(S)(3)    FUND TRUSTEE(4)                FUND TRUSTEE
PETER P. TRAPP (62)       Trustee since      Regional Manager for            56                None.
                          2000               Mid-Southern Region, Ford
                                             Motor Credit Company since
                                             September 1997; formerly,
                                             President, Ford Life
                                             Insurance Company, April 1995
                                             to August 1997.

FUND TRUSTEES WHO ARE "INTERESTED PERSONS"

JACK L. RIVKIN* (66)      President and      Executive Vice President and    56                Director, Dale Carnegie and
                          Trustee since      Chief Investment Officer,                         Associates, Inc. (private company)
                          2002               Neuberger Berman Inc.                             since 1998; Director, Solbright, Inc.
                                             (holding company) since 2002                      (private company) since 1998.
                                             and 2003, respectively;
                                             Managing Director and Chief
                                             Investment Officer, Neuberger
                                             since December 2005 and 2003,
                                             respectively; formerly,
                                             Executive Vice President,
                                             Neuberger, December 2002 to
                                             2005; Director and Chairman,
                                             Management since December
                                             2002; formerly, Executive
                                             Vice President, Citigroup
                                             Investments, Inc., September
                                             1995 to February 2002;
                                             formerly, Executive Vice
                                             President, Citigroup Inc.,
                                             September 1995 to February
                                             2002.


                                                                                NUMBER OF
                                                                              PORTFOLIOS IN
                            POSITION AND                                       FUND COMPLEX           OTHER DIRECTORSHIPS HELD
NAME, AGE, AND                LENGTH OF                                        OVERSEEN BY            OUTSIDE FUND COMPLEX BY
ADDRESS(1)                 TIME SERVED(2)      PRINCIPAL OCCUPATION(S)(3)    FUND TRUSTEE(4)                FUND TRUSTEE
PETER E. SUNDMAN* (47)    Chairman of the    Executive Vice President,       56                Director and Vice President,
                          Board and          Neuberger Berman Inc.                             Neuberger & Berman Agency, Inc. since
                          Trustee since      (holding company) since 1999;                     2000; formerly, Director, Neuberger
                          2000;              Head of Neuberger Berman                          Berman Inc. (holding company),
                          Chief Executive    Inc.'s Mutual Funds Business                      October 1999 to March 2003; Trustee,
                          Officer since      (since 1999) and                                  Frost Valley YMCA; Trustee, College
                          1999; President    Institutional Business (1999                      of Wooster.
                          from 1999 to 2000  to October 2005); responsible
                                             for Managed Accounts Business
                                             and intermediary distribution
                                             since October 1999; President
                                             and Director, Management
                                             since 1999; Managing
                                             Director, Neuberger since
                                             2005; formerly, Executive
                                             Vice President, Neuberger,
                                             1999 to December 2005;
                                             formerly, Principal,
                                             Neuberger, 1997 to 1999;
                                             formerly, Senior Vice
                                             President, Management, 1996
                                             to 1999.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4) For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

* Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of Management and Neuberger.

Information about the Officers of the Trust

                            POSITION AND
                           LENGTH OF TIME
NAME, AGE, AND ADDRESS(1)     SERVED(2)          PRINCIPAL OCCUPATION(S)(3)
ANDREW B. ALLARD (45)      Anti-Money      Senior Vice President, Neuberger
                           Laundering      since 2006; Deputy General Counsel,
                           Compliance      Neuberger since 2004; formerly, Vice
                           Officer since   President, Neuberger, 2000 to 2006;
                           2002            formerly, Associate General Counsel,
                                           Neuberger, 1999 to 2004; Anti-Money
                                           Laundering Compliance Officer,
                                           fifteen registered investment
                                           companies for which Management acts
                                           as investment manager and
                                           administrator (seven since 2002,
                                           three since 2003, four since 2004 and
                                           one since 2005) and one registered
                                           investment company for which Lehman
                                           Brothers Asset Management Inc. acts
                                           as investment adviser (since 2006).

MICHAEL J. BRADLER (36)    Assistant       Vice President, Neuberger since 2006;
                           Treasurer       Employee, Management since 1997;
                           since 2005      Assistant Treasurer, fifteen
                                           registered investment companies for
                                           which Management acts as investment
                                           manager and administrator (fifteen
                                           since 2005) and one registered
                                           investment company for which Lehman
                                           Brothers Asset Management Inc. acts
                                           as investment adviser (since 2006).

CLAUDIA A. BRANDON (50)    Secretary       Vice President-Mutual Fund Board
                           since 1985      Relations, Management since 2000 and
                                           Assistant Secretary since 2004; Vice
                                           President, Neuberger since 2002 and
                                           Employee since 1999; Secretary,
                                           fifteen registered investment
                                           companies for which Management acts
                                           as investment manager and
                                           administrator (three since 1985, four
                                           since 2002, three since 2003, four
                                           since 2004 and one since 2005) and
                                           one registered investment company for
                                           which Lehman Brothers Asset
                                           Management Inc. acts as investment
                                           adviser (since 2006).

ROBERT CONTI (50)          Vice President  Senior Vice President, Neuberger
                           since 2000      since 2003; formerly, Vice President,
                                           Neuberger, 1999 to 2003; Senior Vice
                                           President, Management since 2000;
                                           Vice President, fifteen registered
                                           investment companies for which
                                           Management acts as investment manager
                                           and administrator (three since 2000,
                                           four since 2002, three since 2003,
                                           four since 2004 and one since 2005)
                                           and one registered investment company
                                           for which Lehman Brothers Asset
                                           Management Inc. acts as investment
                                           adviser (since 2006).

BRIAN J. GAFFNEY (53)      Vice President  Managing Director, Neuberger since
                           since 2000      1999; Senior Vice President,
                                           Management since 2000; Vice
                                           President, fifteen registered
                                           investment companies for which
                                           Management acts as investment manager
                                           and administrator (three since 2000,
                                           four since 2002, three since 2003,
                                           four since 2004 and one since 2005)
                                           and one registered investment company
                                           for which Lehman Brothers Asset
                                           Management Inc. acts as investment
                                           adviser (since 2006).

                            POSITION AND
                           LENGTH OF TIME
NAME, AGE, AND ADDRESS(1)     SERVED(2)          PRINCIPAL OCCUPATION(S)(3)
MAXINE L. GERSON (56)      Chief Legal     Senior Vice President, Neuberger
                           Officer since   since 2002; Deputy General Counsel
                           2005 (only for  and Assistant Secretary, Neuberger
                           purposes of     since 2001; formerly, Vice President,
                           sections 307    Neuberger, 2001 to 2002; formerly,
                           and 406 of the  Associate General Counsel, Neuberger,
                           Sarbanes-Oxley  2001; formerly, Counsel, Neuberger,
                           Act of 2002)    2000; Secretary and General Counsel,
                                           Management since 2004; Chief Legal
                                           Officer (only for purposes of
                                           sections 307 and 406 of the
                                           Sarbanes-Oxley Act of 2002), fifteen
                                           registered investment companies for
                                           which Management acts as investment
                                           manager and administrator (fifteen
                                           since 2005) and one registered
                                           investment company for which Lehman
                                           Brothers Asset Management Inc. acts
                                           as investment adviser (since 2006).

SHEILA R. JAMES (41)       Assistant       Employee, Neuberger since 1999;
                           Secretary       Assistant Secretary, fifteen
                           since 2002      registered investment companies for
                                           which Management acts as investment
                                           manager and administrator (seven
                                           since 2002, three since 2003, four
                                           since 2004 and one since 2005) and
                                           one registered investment company for
                                           which Lehman Brothers Asset
                                           Management Inc. acts as investment
                                           adviser (since 2006).

KEVIN LYONS (51)           Assistant       Employee, Neuberger since 1999;
                           Secretary       Assistant Secretary, fifteen
                           since 2003      registered investment companies for
                                           which Management acts as investment
                                           manager and administrator (ten since
                                           2003, four since 2004 and one since
                                           2005) and one registered investment
                                           company for which Lehman Brothers
                                           Asset Management Inc. acts as
                                           investment adviser (since 2006).

JOHN M. MCGOVERN (36)      Treasurer and   Vice President, Neuberger since 2004;
                           Principal       Employee, Management since 1993;
                           Financial and   Treasurer and Principal Financial and
                           Accounting      Accounting Officer, fifteen
                           Officer since   registered investment companies for
                           2005; prior     which Management acts as investment
                           thereto,        manager and administrator (fifteen
                           Assistant       since 2005) and one registered
                           Treasurer       investment company for which Lehman
                           since 2002      Brothers Asset Management Inc. acts
                                           as investment adviser (since 2006);
                                           formerly, Assistant Treasurer,
                                           fifteen registered investment
                                           companies for which Management acts
                                           as investment manager and
                                           administrator, 2002 to 2005.

FRANK ROSATO (35)          Assistant       Vice President, Neuberger since 2006;
                           Treasurer       Employee, Management since 1995;
                           since 2005      Assistant Treasurer, fifteen
                                           registered investment companies for
                                           which Management acts as investment
                                           manager and administrator (fifteen
                                           since 2005) and one registered
                                           investment company for which Lehman
                                           Brothers Asset Management Inc. acts
                                           as investment adviser (since 2006).

                            POSITION AND
                           LENGTH OF TIME
NAME, AGE, AND ADDRESS(1)     SERVED(2)          PRINCIPAL OCCUPATION(S)(3)
FREDERIC B. SOULE (60)     Vice President  Senior Vice President, Neuberger
                           since 2000      since 2003; formerly, Vice President,
                                           Neuberger, 1999 to 2003; Vice
                                           President, fifteen registered
                                           investment companies for which
                                           Management acts as investment manager
                                           and administrator (three since 2000,
                                           four since 2002, three since 2003,
                                           four since 2004 and one since 2005)
                                           and one registered investment company
                                           for which Lehman Brothers Asset
                                           Management Inc. acts as investment
                                           adviser (since 2006).

CHAMAINE WILLIAMS (35)     Chief           Vice President, Lehman Brothers Inc.
                           Compliance      since 2003; Chief Compliance Officer,
                           Officer         fifteen registered investment
                           since 2005      companies for which Management acts
                                           as investment manager and
                                           administrator (fifteen since 2005)
                                           and one registered investment company
                                           for which Lehman Brothers Asset
                                           Management Inc. acts as investment
                                           adviser (since 2005); Chief
                                           Compliance Officer, Lehman Brothers
                                           Asset Management Inc. since 2003;
                                           Chief Compliance Officer, Lehman
                                           Brothers Alternative Investment
                                           Management LLC since 2003; formerly,
                                           Vice President, UBS Global Asset
                                           Management (US) Inc. (formerly,
                                           Mitchell Hutchins Asset Management, a
                                           wholly-owned subsidiary of
                                           PaineWebber Inc.), 1997 to 2003.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-888-556-9030 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will also be available without charge, by calling 1-888-556-9030 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-888-556-9030 (toll-free).

NOTICE TO SHAREHOLDERS

For the fiscal period ended October 31, 2006, the percentages representing the portion of distributions from net investment income, which are exempt from federal tax, other than alternative minimum tax are as follows:

National Municipal Money Fund   100%
Tax-Free Money Fund             100%

BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS

At a meeting held on September 27, 2006, the Board of Trustees ("Board") of Neuberger Berman Income Funds, including the Trustees who are not "interested persons" of the Trust ("Independent Fund Trustees"), approved continuance of the Management and Sub-Advisory Agreements ("Agreements") for National Municipal Money Fund and Tax-Free Money Fund (each a "Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Neuberger Berman Management Inc. ("Management") and Lehman Brothers Asset Management, LLC ("Lehman Brothers Asset Management") in response to questions submitted by counsel to the Independent Fund Trustees, and met with senior representatives of Management and Lehman Brothers Asset Management regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Lehman Brothers Asset Management. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and Lehman Brothers Asset Management have time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and Lehman Brothers Asset Management; (2) the performance of a similar fund for which Management acts as investment adviser compared to relevant market indices and a peer group of investment companies; (3) the costs of the services provided; (4) the extent to which economies of scale might be realized as each Fund grows; and (5) whether fee levels reflect those potential economies of scale for the benefit of investors in each Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements and whether the Agreements were in the best interests of each Fund and its shareholders. The Board considered the nature, extent and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Funds.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of a mutual fund managed by Management in a similar investment style as the Funds since the Funds had less than a year of performance information and the degree of risk likely to be undertaken by the portfolio managers. The Board considered the experience and staffing of portfolio management and the investment research personnel of Management and Lehman Brothers Asset Management dedicated to performing services for the Funds. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. In addition, the Board noted the positive compliance history of Management as the firm has been free of significant compliance problems.

With respect to the overall fairness of the Agreements, the Board considered that it had reviewed a comparison of each Fund's management fee to a peer group of comparable funds when it initially approved the Agreements on behalf of the Funds. The Board also considered any fall-out benefits likely to accrue to Management or Lehman Brothers Asset Management or their affiliates. In addition, the Board considered the management fee waivers undertaken for each Fund.

The Board considered whether there were other funds that were sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with similar investment objectives, policies and strategies as the Funds. The Board compared the fees charged to comparable sub-advised funds and/or separate accounts to the fees charged to the Funds at various asset levels. The Board considered the appropriateness and reasonableness of the differences between the fees charged between each Fund and the comparable sub-advised funds and/or separate accounts and determined that the differences in fees were consistent with the management and other services provided.

The Board also evaluated any actual or anticipated economies of scale in relation to the services Management provides to each Fund. The Board considered that each Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to each Fund was reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to that Fund, the Board did not review profitability data for Management on these Funds because the Funds have been operating for less than a year. The Board reviewed specific data as to Management's profit on a similar fund for a recent period and the trend in profit over recent years. The Board also carefully examined Management's cost allocation methodology and had an independent consultant review the methodology. It also reviewed an analysis from an independent data service on investment management profitability margins. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Funds and, based on its review, concluded it was satisfied that Management's level of profitability from its relationship with the Funds would not be excessive.

CONCLUSIONS

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interest of each Fund and its shareholders. In reaching this determination, the Board considered that Management and Lehman Brothers Asset Management could be expected to provide a high level of service to each Fund; that each Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services expected to be provided; and that the estimated benefits accruing to Management and its affiliates by virtue of their relationship to the Funds were reasonable in comparison with the estimated costs of providing the investment advisory services and the benefits accruing to each Fund.

                      This Page is Intentionally Left Blank

Investment manager: NEUBERGER BERMAN MANAGEMENT INC.
Sub-adviser: LEHMAN BROTHERS ASSET MANAGEMENT LLC

NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
Institutional Support Services: 888.556.9030
Web site: www.lehmanam.com
Email: fundinquiries@nb.com

STATISTICS AND PROJECTIONS IN THIS REPORT ARE DERIVED FROM SOURCES DEEMED TO BE RELIABLE BUT CANNOT BE REGARDED AS A REPRESENTATION OF FUTURE RESULTS OF THE FUNDS. THIS REPORT IS PREPARED FOR THE GENERAL INFORMATION OF SHAREHOLDERS AND IS NOT AN OFFER OF SHARES OF THE FUNDS. SHARES ARE SOLD ONLY THROUGH THE CURRENTLY EFFECTIVE PROSPECTUS, WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.

G0495 12/06

ITEM 2. CODE OF ETHICS

The Board of Trustees ("Board") of Neuberger Berman Income Funds ("Registrant") adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions ("Code of Ethics"). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant's principal executive officer, principal financial officer, principle accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics was included as an exhibit to Registrant's Form N-CSR filed on July 10, 2006. The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee. The Registrant's audit committee financial experts are John Cannon and Howard Mileaf. Mr. Cannon and Mr. Mileaf are independent trustees as defined by Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Tait, Weller & Baker LLP ("Tait Weller") serves as independent registered public accounting firm to Lehman Brothers Core Bond Fund, Lehman Brothers New York Municipal Money Fund and Tax-Free Money Fund. Ernst & Young, LLP ("E&Y") serves as independent registered public accounting firm to all other series of the Registrant.

The Board approved a change to Lehman Brothers Core Bond Fund's fiscal year end of September 30 to October 31 in 2005. Accordingly, the fees charged by Tait Weller and reported below are for the fiscal year ended September 30, 2005, the fiscal period of October 1, 2005 to October 31, 2005 and the fiscal year ended October 31, 2006. The Registrant had no principal accountant fees and services related to Lehman Brothers New York Municipal Money Fund and Tax-Free Money Fund prior to the fiscal period ended October 31, 2006, because these Funds commenced operations on December 19, 2005.

(a) Audit Fees
    ----------

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $215,600 and $225,000 for the fiscal years ended 2005 and 2006, respectively.

The aggregate fees billed for professional services rendered by Tait Weller for the audit of the annual financial statements or services that are normally provided by Tait Weller in connection with statutory and regulatory filings or engagements were $17,500, $8,750 and $44,900 for the fiscal year ended September 30, 2005, the fiscal period ended October 31, 2005 and the fiscal year ended October 31, 2006, respectively.

(b) Audit-Related Fees
    ------------------

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported above in AUDIT FEES were $0 and $0 for the fiscal years ended 2005 and 2006, respectively.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2005 and 2006, respectively.

The aggregate fees billed to the Registrant for assurance and related services by Tait Weller that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported above in AUDIT FEES were $0, $0 and $0 for the fiscal year ended September 30, 2005, the fiscal period ended October 31, 2005 and the fiscal year ended October 31, 2006, respectively.

The fees billed to other entities in the investment company complex for assurance and related services by Tait Weller that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0, $0 and $0 for the fiscal year ended September 30, 2005, the fiscal period ended October 31, 2005 and the fiscal year ended October 31, 2006, respectively.

(c) Tax Fees
    --------

The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $61,200 and $71,000 for the fiscal years ended 2005 and 2006, respectively. The nature of the services provided were tax compliance, tax advice and tax planning. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2005 and 2006, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for tax compliance, tax advice, and tax planning by E&Y that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2005 and 2006, respectively.

The aggregate fees billed to the Registrant for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning were $2,500, $2,500 and $6,600 for the fiscal year ended September 30, 2005, the fiscal period ended October 31, 2005 and the fiscal year ended October 31, 2006, respectively. The nature of the services provided were tax compliance, tax advice and tax planning. The Audit Committee approved 0%, 0% and 0% of these services provided by Tait Weller for the fiscal year ended September 30, 2005, the fiscal period ended October 31, 2005 and the fiscal year ended October 31, 2006, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for tax compliance, tax advice, and tax planning by Tait Weller that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0, $0 and $0 for the fiscal year ended September 30, 2005, the fiscal period ended October 31, 2005 and the fiscal year ended October 31, 2006, respectively.

(d) All Other Fees
    --------------

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in AUDIT FEES, AUDIT-RELATED FEES, and TAX FEES were $0 and $0 for the fiscal years ended 2005 and 2006, respectively.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in AUDIT FEES, AUDIT-RELATED FEES, and TAX FEES that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2005 and 2006, respectively.

The aggregate fees billed to the Registrant for products and services provided by Tait Weller, other than services reported in AUDIT FEES, AUDIT-RELATED FEES, and TAX FEES were $0, $0 and $0 for the fiscal year ended September 30, 2005, the fiscal period ended October 31, 2005 and the fiscal year ended October 31, 2006, respectively.

The fees billed to other entities in the investment company complex for products and services provided by Tait Weller, other than services reported in AUDIT FEES, AUDIT-RELATED FEES, and TAX FEES that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0, $0 and $0 for the fiscal year ended September 30, 2005, the fiscal period ended October 31, 2005 and the fiscal year ended October 31, 2006, respectively.

(e) Audit Committee's Pre-Approval Policies and Procedures
    ------------------------------------------------------

(1) The Audit Committee's pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons
    ---------------------------------

Not applicable.

(g) Non-Audit Fees
    --------------

Non-audit fees billed by E&Y for services rendered to the Registrant were $61,200 and $71,000 for the fiscal years ended 2005 and 2006, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $160,650 and $126,000 for the fiscal years ended 2005 and 2006, respectively.

Non-audit fees billed by Tait Weller for services rendered to the Registrant were $2,500, $2,500 and $6,600 for the fiscal year ended September 30, 2005, the fiscal period ended October 31, 2005 and the fiscal year ended October 31, 2006, respectively.

Non-audit fees billed by Tait Weller for services rendered to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0, $0 and $0 for the fiscal year ended September 30, 2005, the fiscal period ended October 31, 2005 and the fiscal year ended October 31, 2006, respectively.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y's and Tait Weller's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to the Registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

The complete schedule of investments for each series is disclosed in the Registrant's Annual Report, which is included as Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to the Registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

ITEM 11. CONTROLS AND PROCEDURES

(a) Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "Act")) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant's management to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) A copy of the Code of Ethics is incorporated by reference to Registrant's Form N-CSR, Investment Company Act file number 811-3802 (filed July 10, 2006).

(a)(2) The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley Act") are filedd herewith.

(a)(3)   Not applicable to the Registrant.

(b) The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Income Funds


By:  /s/ Peter E. Sundman
     --------------------
     Peter E. Sundman
     Chief Executive Officer

Date: 1/4/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By:  /s/ Peter E. Sundman
     --------------------
     Peter E. Sundman
     Chief Executive Officer

Date: 1/4/07



By:  /s/ John M. McGovern
     --------------------
     John M. McGovern
     Treasurer and Principal Financial
     and Accounting Officer

Date:  1/4/07